As filed via EDGAR with the Securities and Exchange Commission on December 29, 1997

                                                               File No. 811-8358
                                                       Registration No. 33-75250
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|

                         Pre-Effective Amendment No.                        |_|




                       Post-Effective Amendment No. 11                      |X|


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940



                       Post-Effective Amendment No. 11                      |X|
                       ------------------------------
                                MUTUAL FUND TRUST
               (Exact Name of Registrant as Specified in Charter)


                              101 Park Avenue,
                            New York, New York 10178
               --------------------------------------------------
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (212) 492-1600

                               Copies to:
George Martinez, Esq.          Peter Eldridge, Esq          Gary S. Schpero, Esq.
Mutual Fund Trust              Chemical Bank                Simpson Thacher & Bartlett
125 West 55th Street           270 Park Avenue              425 Lexington Avenue
New York, New York  10019      New York, New York 10017     New York, New York 10017
--------------------------------------------------------------------------------------

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

     |X| immediately upon filing pursuant to   | | on (          ) pursuant to
         paragraph (b)                             paragraph (b)
     |_| 60 days after filing pursuant to      |_| on (          ) pursuant to
         paragraph (a)(1)                          paragraph (a)(1)
     |_| 75 days after filing pursuant to      |_| on (           ) pursuant to
         paragraph (a)(2)                          paragraph (a)(2) rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                               ------------------
The Registrant has registered an indefinite number or amount of its shares of common stock for each of its three series of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 18, 1994 and the Rule 24f-2 Notice for the Registrant's fiscal year ended August 31, 1997 was filed on November 25, 1997.

                                MUTUAL FUND TRUST
                       Registration Statement on Form N-1A

                              CROSS-REFERENCE SHEET
            Pursuant to Rule 495(a) under the Securities Act of 1933


                                VISTA(SM) SHARES
                            VISTA(SM) PREMIER SHARES
                         VISTA(SM) INSTITUTIONAL SHARES
                    VISTA(SM) NEW YORK TAX FREE INCOME FUND
             VISTA(SM) CALIFORNIA INTERMEDIATE TAX FREE INCOME FUND
                         VISTA(SM) TAX FREE INCOME FUND
                VISTA(SM) PRIME MONEY MARKET FUND CLASS B SHARES


           Item Number                                                                            Statement of
           Form N-1A,                                                                              Additional
             Part A                 Prospectus Caption                                         Information Caption
           -----------              ------------------                                         -------------------

                  Captions in parenthesis indicate Income Fund
                                    Prospectus captions which do not exist in the Money Market Fund Prospectuses.

                1                   Front Cover Page                                                    *

              2(a)                  Expense Summary                                                     *

               (b)                  Not Applicable                                                      *

              3(a)                  Financial Highlights                                                *

               (b)                  Not Applicable                                                      *

               (c)                  Performance Information                                             *

              4(a)(b)               Fund Objectives and Investment Approach;                            *
                                    (Fund Objective; Investment Policies)
                                    Other Information Concerning the Fund(s)

               (c)                  Fund Objectives and Investment Approach;                            *
                                    Common Investment Policies (Money Market
                                    Funds Only); (Fund Objectives; Investment
                                    Policies)

               5(a)                 Management                                                          *

               (b)                  Management                                                          *

               (c)                  Management                                                          *

               (d)                  Other Information Concerning the Fund(s)                            *

               (e)                  Back Covers                                                         *

               (f)                  Financial Highlights; Other Information                             *
                                    Concerning the Fund(s)

            5A.(a-b)                Not Applicable                                                      *

              6(a)                  Other Information Concerning the Fund(s)                            *

               (b)                  Not Applicable                                                      *

               (c)                  Not Applicable                                                      *

           Item Number                                                                            Statement of
           Form N-1A,                                                                              Additional
             Part A                 Prospectus Caption                                         Information Caption
           -----------              ------------------                                         -------------------

               (d)                  Not Applicable                                                      *

               (e)                  How to Buy, Sell and Exchange Shares; (About
                                    Your Investment); Other Information Concerning
                                    the Fund(s)                                                         *

               (f)                  How Dividends and Distributions are Made;                           *
                                    Tax Information; (How Distributions are Made;
                                    Tax Information)

               (g)                  How Dividends and Distributions are Made;                       Tax Matters
                                    Tax Information; (How Distributions are Made;
                                    Tax Information)

               (h)                  How to Buy, Sell and Exchange Shares; (About Your
                                    Investment); Other Information Concerning the Fund(s)               *

              7(a)                  How to Buy, Sell and Exchange Shares; Other                         *
                                    Information Concerning the Fund(s)

               (b)                  How the Fund(s) Value Their (its) Shares;                           *
                                    How to Buy, Sell and Exchange Shares;
                                    Other Information Concerning the Fund(s)

               (c)                  How to Buy, Sell and Exchange Shares                                *

               (d)                  How to Buy, Sell and Exchange Shares                                *

               (e)                  Management; Other Information Concerning                            *
                                    the Fund(s)

               (f)                  Other Information Concerning the Fund(s)                   Management of the
                                                                                                Trust and Funds

              8(a)                  How to Buy, Sell and Exchange Shares                                *

               (b)                  How to Buy, Sell and Exchange Shares                                *

               (c)                  How to Buy, Sell and Exchange Shares                                *

               (d)                  How to Buy, Sell and Exchange Shares                                *

              9                     Not Applicable                                                      *

Item Number
Form N-1A,                                                           Statement of Additional
  Part B            Prospectus Caption                                 Information Caption
-----------         ------------------                               -----------------------

10                       *                                           Front Cover Page

11                       *                                           Front Cover Page

12                       *                                           Not Applicable

13                  Fund Objectives and Investment Approach          Investment Policies and
                    (Fund Objectives; Investment Policies)           Restrictions

14                       *                                           Management of the Trust and Funds

15(a)                    *                                           Not Applicable

  (b)                    *                                           Principal Holders

  (c)                    *                                           Principal Holders

16(a)               Management                                       Management of the Trust and Funds

Item Number
Form N-1A,                                                           Statement of Additional
  Part B            Prospectus Caption                                 Information Caption
-----------         ------------------                               -----------------------

  (b)               Management                                       Management of the Trust and Funds

  (c)               Other Information Concerning                     Management of the Trust and Funds
                    the Fund(s)

  (d)               Management                                       Management of the Trust and Funds

  (e)                    *                                           Not Applicable

  (f)               How to Buy, Sell and Exchange Shares;            Management of the Trust and Funds
                    Other Information Concerning the Fund(s)

  (g)                    *                                           Not Applicable

  (h)                    *                                           Management of the Trust and Funds;
                                                                     Independent Accountants


  (i)                    *                                           Not Applicable

17                  Fund Objectives and Investment Approach;         Investment Policies and
                    (Fund Objective; Investment Policies)            Restrictions

18                  Other Information Concerning the Fund(s)         General Information

19(a)               How to Buy, Sell and Exchange Shares                        *

  (b)               How the Fund(s) Value Their (its) Shares         Determination of Net Asset
                                                                     Value



Item Number
Form N-1A,                                                           Statement of Additional
  Part B            Prospectus Caption                                 Information Caption
-----------         ------------------                               -----------------------

  (c)                    *                                           Purchases, Redemptions
                                                                     and Exchanges

20                  How Dividends and Distributions Are Made;        Tax Matters
                    Tax Information; (How Distributions are
                    Made; Tax Information)

21(a)                    *                                           Management of the Trust and Funds

  (b)                    *                                           Management of the Trust and Funds

  (c)                    *                                           Not Applicable

22                       *                                           Performance Information

23                       *                                           Not Applicable

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                               [CHASE VISTA LOGO]

                               PREMIER(SM) SHARES

                                  PROSPECTUS
                     VISTA(SM) 100% U.S. TREASURY SECURITIES
                               MONEY MARKET FUND
                    VISTA(SM) TREASURY PLUS MONEY MARKET FUND
                       VISTA(SM) FEDERAL MONEY MARKET FUND
                   VISTA(SM) U.S. GOVERNMENT MONEY MARKET FUND
                          VISTA(SM) CASH MANAGEMENT FUND
                        VISTA(SM) PRIME MONEY MARKET FUND
                       VISTA(SM) TAX FREE MONEY MARKET FUND


                       INVESTMENT STRATEGY: CURRENT INCOME


December 29, 1997
This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in their December 29, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-622-4273. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Investments in the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                     (This Page Intentionally Left Blank)

                          TABLE OF CONTENTS





Expense Summary  ............................................................  4
 The expenses you pay on your Fund investment, including examples
Financial Highlights   ......................................................  6
 The Funds' financial history
Fund Objectives and Investment Approach
 Vista 100% U.S. Treasury Securities Money Market Fund  ..................... 18
 Vista Treasury Plus Money Market Fund   .................................... 18
 Vista Federal Money Market Fund   .......................................... 18
 Vista U.S. Government Money Market Fund .................................... 19
 Vista Cash Management Fund  ................................................ 19
 Vista Prime Money Market Fund  ............................................. 19
 Vista Tax Free Money Market Fund  .......................................... 20
Common Investment Policies   ................................................ 20
Management .................................................................. 28
 Chase Manhattan Bank, the Funds' adviser; Chase Asset Management and
  Texas Commerce Bank, the Funds' sub-advisers
How to Buy, Sell and Exchange Shares  ....................................... 28
How the Funds Value Their Shares   .......................................... 32
How Dividends and Distributions Are Made; Tax Information  .................. 33
 How the Funds distribute their earnings, and tax treatment related to those earnings
Other Information Concerning the Funds   .................................... 34
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization
Performance Information   ................................................... 37
 How performance is determined, stated and/or advertised

                                EXPENSE SUMMARY


Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in a Fund and is, except as described below, based on expenses incurred in the most recent fiscal year by each Fund. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

The table is provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that a Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table below, may be incurred directly by customers of financial institutions in connection with an investment in a Fund. The Funds understand that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund with respect to those accounts. See "Other Information Concerning the Funds."



--------------------------------------------------------------------------------



                                                             Vista 100%
                                                           U.S. Treasury             Vista
                                                             Securities          Treasury Plus
                                                            Money Market         Money Market
                                                                Fund                 Fund
                                                          ------------------ -----------------------
                                                              Premier               Premier
                                                               Shares               Shares
                                                          ------------------ -----------------------
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Investment Advisory Fee .................................         0.10%                0.10%
12b-1 Fee* (after estimated waiver of fee,
 where indicated) .......................................          n/a                  n/a
Shareholder Servicing Fee
 (after estimated waiver of fee, where indicated)  ......         0.00%**              0.25%
Other Expenses (after estimated waiver of fee,
 where indicated) .......................................         0.40%**#             0.10%**#
Total Fund Operating Expenses
 (after waivers of fees, where indicated) ...............         0.50%**#             0.45%**#
EXAMPLES
Your investment of $1,000 would incur the following expenses, assuming 5%
 annual return:
1 year   ................................................     $      5             $      5
3 years  ................................................           16                   14
5 years  ................................................           28                   25
10 years ................................................           63                   57

                                       4

                                                                  Vista            Vista U.S.         Vista
                                                                 Federal           Government         Cash
                                                              Money Market        Money Market     Management
                                                                  Fund                Fund            Fund
                                                          ----------------------- -------------- -----------------
                                                                 Premier            Premier          Premier
                                                                 Shares              Shares          Shares
                                                          ----------------------- -------------- -----------------
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Investment Advisory Fee .................................           0.10%               0.10%           0.10%
12b-1 Fee* (after estimated waiver of fee,
 where indicated) .......................................          n/a                  0.05%**#      n/a
Shareholder Servicing Fee
 (after estimated waiver of fee, where indicated)  ......           0.24%**             0.15%**#        0.18%**#
Other Expenses (after estimated waiver of fee,
 where indicated) .......................................           0.16%               0.15%           0.17%
Total Fund Operating Expenses
 (after waivers of fees, where indicated) ...............           0.50%**             0.45%**#        0.45%**#
EXAMPLES
Your investment of $1,000 would incur the following expenses, assuming 5%
 annual return:
1 year   ................................................       $      5            $      5        $      5
3 years  ................................................             16                  14              14
5 years  ................................................             28                  25              25
10 years ................................................             63                  57              57



                                                               Vista             Vista
                                                               Prime           Tax Free
                                                            Money Market      Money Market
                                                                Fund             Fund
                                                          ------------------ --------------
                                                              Premier           Premier
                                                               Shares           Shares
                                                          ------------------ --------------
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Investment Advisory Fee .................................         0.10%            0.10%
12b-1 Fee* (after estimated waiver of fee,
 where indicated) .......................................       n/a               n/a
Shareholder Servicing Fee
 (after estimated waiver of fee, where indicated)  ......         0.18%**          0.25%
Other Expenses (after estimated waiver of fee,
 where indicated) .......................................         0.17%            0.18%
Total Fund Operating Expenses
 (after waivers of fees, where indicated) ...............         0.45%**          0.53%
EXAMPLES
Your investment of $1,000 would incur the following expenses, assuming 5%
 annual return:
1 year   ................................................     $      5         $      5
3 years  ................................................           14               17
5 years  ................................................           25               30
10 years ................................................           57               66




   * Long-term shareholders in mutual funds with 12b-1 fees, such as holders of Premier Shares of Vista U.S. Government Money Market Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

  ** Reflects current waiver arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the 12b-1 Fee would be 0.10% for Vista U.S. Government Money Market Fund, the Shareholder Servicing Fee would be 0.25% for each such Fund, Other Expenses would be 0.45% and 0.15% for Vista 100% U.S. Treasury Securities Money Market Fund and Vista Treasury Plus Money Market Fund, respectively, and Total Fund Operating Expenses for Vista 100% U.S. Treasury Securities Money Market Fund, Vista Treasury Plus Money Market Fund, Vista Federal Money Market Fund, Vista U.S. Government Money Market Fund, Vista Cash Management Fund and Vista Prime Money Market Fund would be 0.80%, 0.50%, 0.51%, 0.60%, 0.52% and 0.52%, respectively.
  # Restated from most recent fiscal year to reflect current waiver arrangements.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



             VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND



                                                           Year        6/3/96*
                                                           ended       through
                                                          8/31/97      8/31/96
                                                          ------------ ------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period   ..................  $   1.00     $   1.00
                                                           --------     --------
 Income from Investment Operations:
  Net Investment Income .................................     0.048        0.011
                                                           ---------    ---------
 Less Distributions:
  Dividends from Net Investment Income ..................     0.048        0.011
                                                           ---------    ---------
Net Asset Value, End of Period   ........................  $   1.00     $   1.00
                                                           =========    =========
TOTAL RETURN                                                   4.91%        1.11%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)  ...............  $  5,643     $    227
 Ratio of Expenses to Average Net Assets# ...............      0.55%        0.42%
 Ratio of Net Investment Income to Average Net Assets#         4.80%        3.45%
 Ratio of Expenses without waivers and assumption of
   expenses to Average Net Assets#  .....................      0.80%        0.42%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets#   ......      4.55%        3.45%


* Commencement of offering shares.
# Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                     VISTA TREASURY PLUS MONEY MARKET FUND




                                                                        Year ended                      4/22/94*
                                                           ----------------------------------------      through
                                                            8/31/97        8/31/96        8/31/95        8/31/94
                                                            ---------      --------       -------        -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  ..................    $   1.00       $  1.00        $   1.00       $    1.00
                                                           ---------      --------       ---------      ----------
 Income from Investment Operations:
  Net Investment Income   ..............................       0.049         0.050           0.050           0.014
                                                           ---------      ---------      ----------     ----------
 Less Distributions:
  Dividends from Net Investment Income   ...............       0.049         0.050           0.050           0.014
                                                           ---------      ---------      ----------     ----------
Net Asset Value, End of Period  ........................    $   1.00       $  1.00        $   1.00       $    1.00
                                                           =========      =========      ==========     ==========
TOTAL RETURN                                                    4.98%         5.07%           5.17%           1.37%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted) ...............    $131,334      $106,011        $ 18,572       $      36
 Ratio of Expenses to Average Net Assets#   ............        0.51%         0.52%           0.50%           0.49%
 Ratio of Net Investment Income to
   Average Net Assets# .................................        4.88%         4.85%           5.23%           3.85%
 Ratio of Expenses without waivers and assumption of
   expenses to Average Net Assets# .....................        0.53%         0.63%           1.57%           0.89%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets#  ......        4.86%         4.74%           4.16%           3.46%


* Commencement of offering shares.
# Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                        VISTA FEDERAL MONEY MARKET FUND




                                                                        Year ended                       4/22/94*
                                                           ----------------------------------------       through
                                                            8/31/97        8/31/96        8/31/95         8/31/94
                                                            ---------      --------       --------        -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  ..................    $   1.00      $   1.00       $   1.00        $   1.00
                                                           ---------      --------       --------       ----------
 Income From Investment Operations:
  Net Investment Income   ..............................       0.050         0.050          0.053           0.015
                                                           ---------      ---------      ---------      ----------
 Less Distributions:
  Dividends from Net Investment Income   ...............       0.050         0.050          0.053           0.015
                                                           ---------      ---------      ---------      ----------
Net Asset Value, End of Period  ........................    $   1.00      $   1.00       $   1.00        $   1.00
                                                           =========      =========      =========      ==========
TOTAL RETURN                                                    5.12%         5.14%          5.40%           1.47%
Ratios/Supplemental Data:
 Net Assets, end of Period (000 omitted) ...............    $399,644      $248,757       $148,512        $ 55,768
 Ratio of Expenses to Average Net Assets#   ............        0.50%         0.50%          0.49%           0.35%
 Ratio of Net Investment Income to
   Average Net Assets# .................................        5.01%         4.99%          5.32%           4.38%
 Ratio of Expenses without waivers and assumption of
   expenses to Average Net Assets# .....................        0.52%         0.52%          0.59%           0.74%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets#  ......        4.99%         4.97%          5.22%           4.00%


* Commencement of offering shares.
# Short periods have been annualized.

                     (This Page Intentionally Left Blank)

                             FINANCIAL HIGHLIGHTS



The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, for each of the periods commencing subsequent to June 30, 1992, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders. Periods ended prior to July 1, 1992 were audited by other independent accountants.


                  VISTA U.S. GOVERNMENT MONEY MARKET FUND(1)

--------------------------------------------------------------------------------

                                                              Year Ended                   11/1/93
                                                  -------------------------------------    through
                                                   8/31/97      8/31/96      8/31/95       8/31/94**
                                                  ---------    --------     --------      ----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ............  $   1.00    $   1.00      $    1.00    $    1.00
                                                  ---------    --------     ----------    ----------
 Income from Investment Operations:
  Net Investment Income  ........................     0.050       0.050          0.052        0.027
                                                  ---------    ---------    -----------   ----------
 Less Distributions:
  Dividends from Net Investment Income  .........     0.050       0.050          0.052        0.027
                                                  ---------    ---------    -----------   ----------
Net Asset Value, End of Period ..................  $   1.00    $   1.00      $    1.00    $    1.00
                                                  =========    =========    ===========   ==========
TOTAL RETURN                                           5.08%       5.15%          5.31%        2.70%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ......  $836,520    $801,665      $ 763,609    $ 545,999
 Ratio of Expenses to Average Net Assets#  ......      0.55%       0.55%          0.55%        0.55%
 Ratio of Net Income to Average
  Net Assets#   .................................      4.97%       5.04%          5.22%        3.13%
 Ratio of Expenses without waivers and
  assumption of expenses to Average
  Net Assets#   .................................      0.60%       0.59%          0.59%        0.61%
 Ratio of Net Investment Income without
  waivers and assumption of expenses to
  Average Net Assets# ...........................      4.92%       5.00%          5.18%        3.07%

                                       10

                                                                  7/1/92                       Year Ended
                                                   Year Ended     through      ------------------------------------------
                                                    10/31/93      10/31/92*    6/30/92         6/30/91           6/30/90(2)
                                                  -----------    --------      --------       --------           ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ............ $     1.00     $     1.00     $    1.00      $    1.00     $     1.00
                                                  -----------    ----------    ----------     ----------     -------------
 Income from Investment Operations:
  Net Investment Income  ........................      0.027          0.010         0.041(3)       0.068          0.075
                                                  -----------    ----------    ------------   -----------    -------------
 Less Distributions:
  Dividends from Net Investment Income  .........      0.027          0.010         0.041(3)       0.068          0.075
                                                  -----------    ----------    ------------   -----------    -------------
Net Asset Value, End of Period .................. $     1.00     $     1.00     $    1.00      $    1.00     $     1.00
                                                  ===========    ==========    ============   ===========    =============
TOTAL RETURN                                            2.70%          0.98%         4.68%          6.91%          8.13%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ...... $1,609,704     $  108,505     $  78,795      $ 193,308     $   63,774
 Ratio of Expenses to Average Net Assets#  ......       0.55%          0.58%         0.57%          0.57%          0.72%
 Ratio of Net Income to Average
  Net Assets#   .................................       2.66%          2.87%         4.10%          6.76%          7.46%
 Ratio of Expenses without waivers and
  assumption of expenses to Average
  Net Assets#   .................................       0.67%          0.70%         0.64%          0.65%            --
 Ratio of Net Investment Income without
  waivers and assumption of expenses to
  Average Net Assets# ...........................       2.54%          2.75%         4.03%          6.68%            --

VISTA U.S. GOVERNMENT MONEY MARKET FUND(1)

--------------------------------------------------------------------------------



                                                                    Year Ended
                                                      ----------------------------------------
                                                       9/30/89       9/30/88         9/30/87
                                                      --------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period   ............   $  1.00        $    1.00       $    1.00
                                                      --------      ----------      ----------
 Income from Investment Operations:
  Net Investment Income ...........................     0.083            0.065           0.058
                                                      --------      -----------     -----------
 Less Distributions:
  Dividends from Net Investment Income ............     0.083            0.065           0.058
                                                      --------      -----------     -----------
Net Asset Value, End of Period   ..................   $  1.00        $    1.00       $    1.00
                                                      ========      ===========     ===========
TOTAL RETURN                                             6.34%            6.54%           5.78%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)  .........   $84,752        $   79,541      $  82,068
 Ratio of Expenses to Average Net Assets# .........      0.70%            0.67%           0.64%
 Ratio of Net Income to Average Net Assets#  ......      8.31%            6.54%           5.78%
 Ratio of Expenses without waivers and
  assumption of expenses to Average
  Net Assets#  ....................................        --               --              --
 Ratio of Net Investment Income without
  waivers and assumption of expenses to
  Average Net Assets#   ...........................        --               --              --

(1) Trinity Government Fund and Vista U.S. Government Money Market Fund each reorganized as a new ortfolio of Mutual Fund Group effective January 1, 1993 in a tax-free reorganization, and subsequently were reorganized into the Trust on October 28, 1994. The new portfolio was named Vista U.S. Government Money Market Fund.

(2) On January 31, 1990, the Trinity Government Fund was reorganized into a series of Trinity Assets Trust. Prior to the reorganization, the Trinity Government Fund had been incorporated under the laws of the State of Florida since July 10, 1980 as Pinnacle Government Fund, Inc. with a fiscal year ended September 30. Actual per share income and capital changes for the nine-month period ended June 30, 1990 have been annualized in order to provide a comparison to prior years' results.

 (3)   Includes $0.001 short-term capital gain per share.
   * In 1992 the Trinity Government Fund, the predecessor to the Vista U.S. Government Money Market Fund, changed its fiscal year-end from June 30 to October 31.
  ** In 1994 the U.S. Government Money Market Fund changed its fiscal year-end from October 31 to August 31.
   #   Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                          VISTA CASH MANAGEMENT FUND



                                                                    Year         5/6/96*
                                                                   ended         through
                                                                  8/31/97        8/31/96
                                                                 ------------   ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  ........................    $  1.00        $   1.00
 Income from Investment Operations:
  Net Investment Income   ....................................      0.051           0.016
 Less Dividends from Net Investment Income
 ............................................................       0.051           0.016
Net Asset Value, End of Period  ..............................    $  1.00        $   1.00
                                                                  ========       ========
TOTAL RETURN                                                         5.18%           1.61%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted) .....................    $375,485       $433,302
 Ratio of Expenses to Average Net Assets#   ..................       0.50%           0.50%
 Ratio of Net Investment Income to Average Net Assets#  ......       5.07%           4.93%
 Ratio of Expenses without waivers and assumption of
   expenses to Average Net Assets# ...........................       0.51%           0.52%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets#  ............       5.06%           4.91%


* Commencement of offering shares.
# Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                         VISTA PRIME MONEY MARKET FUND



                                                             Year ended                   11/15/93*
                                                  -----------------------------------      through
                                                   8/31/97      8/31/96      8/31/95       8/31/94
                                                  ---------    ---------     --------    -----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ............  $   1.00     $   1.00      $  1.00     $    1.00
                                                  ---------    ---------     --------    -----------
 Income from Investment Operations:
  Net Investment Income  ........................     0.052        0.052        0.053         0.027
  Net Realized Loss on Securities ...............        --           --       (0.003)           --
                                                  ---------    ---------    ---------   -----------
  Total Income from Investment Operations  ......     0.052        0.052        0.050         0.027
 Voluntary Capital Contribution   ...............        --           --        0.003            --
                                                  ---------    ---------    ---------   -----------
 Less Distributions:
  Dividends from Net Investment Income  .........     0.052        0.052        0.053         0.027
                                                  ---------    ---------    ---------   -----------
Net Asset Value, End of Period ..................  $   1.00     $   1.00      $  1.00     $    1.00
                                                  =========    =========    =========   ===========
TOTAL RETURN                                           5.34%        5.32%        5.44%         2.75%
Ratios/Supplemental Data:
 Net Assets, end of Period (000 omitted)   ......  $499,308     $418,736     $ 62,737    $   73,253
 Ratio of Expenses to Average Net Assets#  ......      0.45%        0.45%        0.45%         0.45%
 Ratio of Net Investment Income to
   Average Net Assets#   ........................      5.17%        5.18%        5.24%         3.15%
 Ratio of Expenses without waivers and assumption
   of expenses to Average Net Assets#   .........      0.53%        0.51%        0.65%         0.56%
 Ratio of Net Investment Income without waivers
   and assumption of expenses to Average
   Net Assets#  .................................      5.09%        5.12%        5.04%         3.04%



* Commencement of operations.

# Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS



The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                        VISTA TAX FREE MONEY MARKET FUND
--------------------------------------------------------------------------------



                                                                               Year
                                                     Year         Year
                                                     Ended        Ended        Ended
                                                   8/31/97      8/31/96      8/31/95
                                                  ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ............  $   1.00     $   1.00     $   1.00
                                                  ---------    ---------    ---------
 Income from Investment Operations:
  Net Investment Income  ........................     0.032        0.031        0.032
                                                  ---------    ---------    ---------
 Less Distributions:
  Dividends from Net Investment Income                0.032        0.031        0.032
                                                  ---------    ---------    ---------
Net Asset Value, End of Period ..................  $   1.00     $   1.00     $   1.00
                                                  =========    =========    =========
TOTAL RETURN                                           3.19%        3.12%        3.29%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ......  $104,759     $145,221     $148,436
 Ratio of Expenses to Average Net Assets#  ......      0.53%        0.58%        0.56%
 Ratio of Net Investment Income to
  Average Net Assets# ...........................      3.13%        3.08%        3.21%
 Ratio of Expenses without waivers and
  assumption of expenses to Average
  Net Assets#   .................................      0.53%        0.73%        0.84%
 Ratio of Net Investment Income without
  waivers and assumption of expenses to
  Average Net Assets# ...........................      3.13         2.92%        2.93%

                                       16


                                                   11/1/93               Year Ended                     7/18/90*
                                                   through      ------------------------------------    through
                                                   8/31/94**     10/31/93    10/31/92    10/31/91       10/31/90
                                                  --------      ---------    --------    --------       --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ............ $     1.00     $    1.00   $  1.00     $    1.00     $    1.00
                                                  ----------    ----------   --------    ---------     ---------
 Income from Investment Operations:
  Net Investment Income  ........................      0.018         0.022     0.031         0.046         0.002
                                                  ----------    ----------   --------    ----------    ---------
 Less Distributions:
  Dividends from Net Investment Income                 0.018         0.022     0.031         0.046         0.002
                                                  ----------    ----------   --------    ----------    ---------
Net Asset Value, End of Period .................. $     1.00     $    1.00   $  1.00     $    1.00     $    1.00
                                                  ==========    ==========   ========    ==========    =========
TOTAL RETURN                                            1.79%         2.21%     3.09%         4.68%         6.82%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ...... $  229,306     $ 225,791   $87,027     $  19,174     $  11,320
 Ratio of Expenses to Average Net Assets#  ......       0.55%         0.55%     0.55%         0.55%         0.55%
 Ratio of Net Investment Income to
  Average Net Assets# ...........................       2.11%         2.16%     2.92%         4.39%         6.82%
 Ratio of Expenses without waivers and
  assumption of expenses to Average
  Net Assets#   .................................       0.78%         0.79%     0.76%         0.82%         0.71%
 Ratio of Net Investment Income without
  waivers and assumption of expenses to
  Average Net Assets# ...........................       1.89%         1.92%     2.71%         4.12%         6.66%





*   Commencement of offering shares.
**  In 1994 the Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.
#   Short periods have been annualized.

FUND OBJECTIVES AND INVESTMENT APPROACH
---------------------------------------
VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
The Fund's objective is to provide maximum current income consistent with maximum safety of principal and maintenance of liquidity.

The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. The Fund does not purchase securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and does not enter into repurchase agreements. Income on direct investments in U.S. Treasury securities is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less.


VISTA TREASURY PLUS
MONEY MARKET FUND
The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. In addition, the Fund will seek to enhance its yield by investing in repurchase agreements which are fully collateralized by obligations issued or guaranteed by the U.S. Treasury. The dollar weighted average maturity of the Fund will be 60 days or less.


VISTA FEDERAL MONEY
MARKET FUND
The Fund's objective is to provide current income consistent with preservation of capital and maintenance of liquidity.

The Fund invests primarily in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, and obligations issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government. Income on direct investments in U.S. Treasury securities and obligations of the agencies and instrumentalities in which the Fund invests is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less. Due to state income tax considerations, the Fund will not enter into repurchase agreements.
-----------------------------------
Shareholders of the above Funds that reside in a state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gains and other income, if any, when distributed will be subject to the state's income tax. See "How Dividends and Distributions are Made; Tax Information."

VISTA U.S. GOVERNMENT MONEY MARKET FUND
The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. Government, and in repurchase agreements collateralized by these obligations. The dollar weighted average maturity of the Fund will be 60 days or less.


VISTA CASH MANAGEMENT FUND
The Fund's objective is to provide maximum current income consistent with the preservation of capital and the maintenance of liquidity.

The Fund invests in high quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria;
(iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less.


VISTA PRIME MONEY MARKET FUND
The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in high quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria;
(iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 60 days or less.


VISTA TAX FREE MONEY
MARKET FUND
The Fund's objective is to provide as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in a non-diversified portfolio of short-term, fixed rate and variable rate Municipal Obligations (as defined under "Additional Investment Policies of Vista Tax Free Money Market Fund"). As a fundamental policy, under normal market conditions the Fund will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). Although the Fund will seek to invest 100% of its assets in such Municipal Obligations, it reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation. The dollar weighted average maturity of the Fund will be 90 days or less.

COMMON INVESTMENT POLICIES
--------------------------
In lieu of investing directly, each Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the applicable Fund.

Each Fund seeks to maintain a net asset value of $1.00 per share.

The Funds invest only in U.S. dollar-denominated high-quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trust. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Funds invest may not earn as high a level of current income as long-term or lower quality securities.

The Funds purchase only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations.

Although each Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

Vista Tax Free Money Market Fund is classified as a "non-diversified" fund under federal securities law. This Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified. Each Fund other than the Vista Tax Free Money Market Fund is classified as a "diversified" fund under federal securities laws.

There can be no assurance that any Fund will achieve its investment objective.


OTHER INVESTMENT PRACTICES
The Funds may also engage in the following investment practice, when consistent with their overall objectives and policies. These practices, and certain associated risks, are more fully described in the SAI.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Treasury Plus Money Market Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association
(GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.


REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD AND STAND-BY
COMMITMENTS. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Federal Money Market Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. Each Fund other than the Vista Tax Free Money Market Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. Each Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. Each Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, a Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.


BORROWINGS AND REVERSE REPURCHASE AGREEMENTS.

Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." Each Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. A Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STRIPS AND ZERO COUPON OBLIGATIONS. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". Vista Cash Management Fund, Vista Prime Money Market Fund and Vista Tax Free Money Market Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which Vista Tax Free Money Market Fund, Vista Cash Management Fund and Vista Prime Money Market Fund may invest include participation certificates and, in the case of Vista Cash Management Fund and Vista Prime Money Market Fund, certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, a Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, a Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate a Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt, and the Tax Free Fund would purchase such instruments based on opinions of bond counsel.

OTHER MONEY MARKET FUNDS.
Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 10% of its total assets in shares of other money market funds when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other money market funds.

PORTFOLIO TURNOVER. It is intended that the Funds will be fully managed by buying and selling securities, as well as holding securities to maturity. The frequency of the Funds' portfolio transactions will vary from year to year. In managing a Fund, the Fund's advisers will seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. More frequent turnover will generally result in higher transactions costs, including dealer mark-ups.


ADDITIONAL INVESTMENT POLICIES OF VISTA CASH MANAGEMENT
FUND AND VISTA PRIME MONEY MARKET FUND
Vista Cash Management Fund and Vista Prime Money Market Fund may also invest in the following instruments, when consistent with their overall objectives and policies. These instruments, and certain associated risks, are more fully described in the SAI.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks (including their foreign branches) and foreign banks (including their U.S. branches). These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. Foreign bank obligations involve certain risks associated with foreign investing.

ASSET-BACKED SECURITIES.
Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables.

MUNICIPAL OBLIGATIONS. The Funds may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which they may invest. Dividends paid by these Funds that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

SECURITIES OF FOREIGN GOVERNMENTS AND SUPRANATIONAL AGENCIES.
The Funds intend to invest a substantial portion of their assets from time to time in securities of foreign governments and supranational agencies. The Funds will limit their investments in foreign government obligations to commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada. Obligations of supranational agencies, such as the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

CUSTODIAL RECEIPTS. The Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.


ADDITIONAL INVESTMENT POLICIES OF VISTA TAX FREE MONEY
MARKET FUND
The following provides additional information regarding the permitted investments of Vista Tax Free Money Market Fund. These investments, and certain associated risks, are more fully described in the SAI.

MUNICIPAL OBLIGATIONS.
"Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax).

Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. The Municipal Obligations in which the Fund invests may consist of municipal notes, municipal commercial paper and municipal bonds maturing or deemed to mature in 397 days or less.

The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

MUNICIPAL LEASE OBLIGATIONS. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. The Fund will limit its investments in non-appropriation leases to 10% of its assets. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

LIMITING INVESTMENT RISKS
Specific regulations and investment restrictions help the Funds limit investment risks for their shareholders. These regulations and restrictions prohibit each Fund from: (a) with certain limited exceptions, investing more than 5% of its total assets in the securities of any one issuer (this limitation does not apply to the Tax Free Fund or to U.S. Government Obligations held by the other Funds); (b) investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry (excluding U.S. Government Obligations, bank obligations and, for the Tax Free Money Market Fund, obligations of states, cities, municipalities or other public authorities, as well as municipal obligations secured by bank letters of credit or guarantees). A complete description of these and other investment policies is included in the SAI. Except for each Fund's investment objective, restriction (c) above and investment policies designated as fundamental above or in the SAI, the Funds' investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.


RISK FACTORS
GENERAL. There can be no assurance that any Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Funds. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For a discussion of certain other risks associated with the Funds' additional investment activities, see "Other Investment Practices," "Additional Investment Policies of Vista Cash Management Fund and Vista Prime Money Market Fund" and "Additional Investment Policies of Vista Tax Free Money Market Fund."

VISTA CASH MANAGEMENT FUND AND VISTA PRIME MONEY MARKET FUND. These Funds are permitted to invest any portion of their assets in obligations of domestic banks (including their foreign branches), and in obligations of foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches), and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

VISTA TAX FREE MONEY MARKET FUND. This Fund may invest without limitation in Municipal Obligations secured by letters of credit or guarantees from U.S. banks (including their foreign branches), and may also invest in Municipal Obligations backed by foreign institutions. These investments are subject to the considerations discussed in the preceding paragraphs relating to Vista Cash Management Fund and Vista Prime Money Market Fund. Changes in the credit quality of banks or other financial institutions backing the Fund's Municipal Obligations could cause losses to the Fund and affect their share price. Credit enhancements which are supplied by foreign or domestic banks are not subject to federal deposit insurance.

This Fund is "non-diversified," which may make the value of its shares more susceptible to developments affecting issuers in which the Fund invest. In addition, more than 25% of the assets of the Fund may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments.

Because this Fund will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Fund is susceptible to factors affecting such states and their municipal issuers. A number of municipal issuers have a recent history of significant financial and fiscal difficulties. If a municipal issuer is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected.

Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.



MANAGEMENT

THE FUNDS' ADVISERS

The Chase Manhattan Bank ("Chase") acts as investment adviser to each of the Funds under an Investment Advisory Agreement and has overall responsibility for investment decisions of each of the Funds, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to each of the Funds, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund other than the Vista Cash Management Fund and the Vista Tax Free Money Market Fund, under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for each of these Funds on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.


Texas Commerce Bank, National Association ("TCB") is the sub-investment adviser to the Vista Cash Management Fund and the Vista Tax Free Money Market Fund under a Sub-Investment Advisory Agreement between Chase and TCB. TCB has been in the investment counselling business since 1987 and is ultimately controlled and owned by The Chase Manhattan Corporation. TCB makes investment decisions for the Vista Cash Management Fund and the Vista Tax Free Money Market Fund on a day-to-day basis. For these services, TCB is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. TCB is located at 600 Travis, Houston, Texas 77002.





HOW TO BUY, SELL AND EXCHANGE SHARES
------------------------------------
HOW TO BUY SHARES
Premier Shares may be purchased through certain investment representatives or shareholder servicing agents. Qualified investors are defined to be institutions, trusts, partnerships, corporations, qualified and other retirement plans and fiduciary accounts opened by a bank, trust company or thrift institution which exercises investment authority over such accounts.


All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the purchase check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated Clearing House (ACH) will not be allowed until your payment clears, which may take 7 business days or longer. In the event a check used to pay for shares is not honored by a bank, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by a Fund.


Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.

BUYING SHARES THROUGH THE SYSTEMATIC INVESTMENT PLAN.
You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank savings or checking account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin the Plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at 1-800-622-4273 for complete instructions.

BUYING SHARES THROUGH AN INVESTMENT REPRESENTATIVE OR SHAREHOLDER SERVICING AGENT. Premier Shares of the Funds may be purchased through a shareholder servicing agent (i.e., a financial institution, such as a bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Funds) or by customers of brokers or certain financial institutions which have entered into Selected Dealer Agreements with the Funds' distributor. An investor may purchase Premier Shares by authorizing his shareholder servicing agent or investment representative to purchase shares on his behalf through the Funds' distributor. Shareholder servicing agents may offer additional services to their customers, including customized procedures for the purchase and redemption of Premier Shares, such as pre-authorized or systematic purchase and withdrawal programs and "sweep" checking programs. For further information, see "Other Information Concerning the Funds" in this prospectus and the SAI.


Shares are purchased without a sales load at the net asset value next determined after the Vista Service Center receives your order in proper form on any business day during which the Federal Reserve Bank of New York and the New York Stock Exchange are open for business ("Fund Business Day"). To receive that day's dividend, the Vista Service Center or your investment representative or shareholder servicing agent must generally receive your order in proper form prior to a Fund's Cut-off Time. The Funds' Cut-off Times (Eastern time) are as follows:


Vista 100% U.S. Treasury
    Securities Money Market
    Fund  ..................... Noon
Vista Tax Free Money Market
    Fund  ..................... Noon
Vista Federal Money Market
    Fund  ..................... 2:00 p.m.
Vista U.S. Government Money
    Market Fund ............... 2:00 p.m.
Vista Cash Management Fund  ... 2:00 p.m.
Vista Prime Money Market
    Fund  ..................... 2:00 p.m.
Vista Treasury Plus Money
    Market Fund ............... 4:00 p.m.


Each Fund reserves the right to set an earlier Cut-off Time on any Fund Business Day on which the Public Securities Association ("PSA") recommends an early close to trading on the U.S. Government securities market. Generally, such earlier Cut-off Time will be noon (Eastern time). The PSA is the trade association that represents securities firms and banks that underwrite, trade and sell debt securities, both domestically and internationally. Orders for shares received and accepted prior to the Cut-off Times will be entitled to all dividends declared on that day. Orders received for shares after a Fund's Cut-off Time and prior to 4:00 p.m., Eastern time on any Fund Business Day will not be accepted and executed on the same day except at the Funds' discretion. Orders received and not accepted after a Fund's Cut-off Time will be considered received prior to the Fund's Cut-off Time on the following Fund Business Day and processed accordingly. Orders for shares are in proper form only after funds are converted to federal funds. Orders paid by check and received before a Fund's Cut-off Time will generally be available for the purchase of shares the following Fund Business Day. For purchases by wire, if federal funds are not received by the Vista Service Center by 4:00 Eastern time on the day of the purchase order, the order will be canceled. The Funds reserve the right to reject any purchase order.


MINIMUM INVESTMENTS. Each Fund has established a minimum initial investment amount of $100,000 for the purchase of Premier Shares. Shareholders must maintain an average account balance of $100,000 in the Premier Shares of a Fund at all times. There is no minimum for subsequent investments.


HOW TO SELL SHARES
You can sell your Fund shares on any Fund Business Day either directly or through your investment representative or shareholder servicing agent. A Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.


SELLING SHARES DIRECTLY TO A FUND. Send a signed letter of instruction to the Vista Service Center. The price you receive is the next net asset value calculated after the Fund receives your request in proper form. In order to allow the advisers to most effectively manage the Funds, investors are urged to make redemption requests as early in the day as possible.

SIGNATURE GUARANTEES. If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. A Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.


DELIVERY OF PROCEEDS. A Fund generally sends you payment for your shares the Fund Business Day after your request is received in proper form, provided your request is received by the Vista Service Center prior to the Fund's Cut-off Time, and assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

TELEPHONE REDEMPTIONS. You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Funds. There is a $10.00 charge for each wire transaction. Unless an investor indicates otherwise on the account application, the Funds will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Funds with his or her account registration and address as it appears on the Funds' records.


The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither a Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, or contact your investment representative or shareholder servicing agent. The Telephone Redemption Privilege may be modified or terminated without notice.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE OR YOUR SHAREHOLDER SERVICING AGENT. Your investment representative or your shareholder servicing agent must receive your request before the Cut-off Time for your Fund to receive that day's net asset value. Your representative will be responsible for furnishing all necessary documentation to the Vista Service Center.


INVOLUNTARY REDEMPTION OF ACCOUNTS. Each Fund may involuntary redeem your shares if the aggregate net asset value of the shares in your account is less than $100,000 due to redemptions or if you purchase through the Systematic Investment Plan and fail to meet that Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days' notice prior to the redemption.


HOW TO EXCHANGE YOUR SHARES
You can exchange your shares for Premier Shares of certain other Vista money market funds at net asset value and for certain classes of shares of the Vista non-money market funds at net asset value plus any applicable sales charge, subject to any minimum investment requirement. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference.


EXCHANGING BY PHONE. A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Please read the prospectus carefully before investing and keep it for future reference. Shares of certain Vista funds are not available to residents of all states.

EXCHANGE PARAMETERS. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Funds, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.




HOW THE FUNDS VALUE
THEIR SHARES

The net asset value of each class of shares of each Fund is currently determined daily as of 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of a Fund attributable to such class by the number of shares of such class outstanding at the time the determination is made. Effective with the anticipated introduction of certain automated share purchase programs, the net asset value of shares of each class of Funds available through the programs will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day.

The portfolio securities of each Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Common Investment Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price a Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and the Funds will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of each Fund at intervals it deems appropriate to determine whether that Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.



HOW DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION
---------------------------------------------------------
The net investment income of each class of shares of each Fund is declared as a dividend to the shareholders each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that a Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash or by ACH to a pre-established bank account, dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Funds do not expect to realize net long-term capital gains.

Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund.


Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If a Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS. All Fund distributions of net investment income will be taxable as ordinary income. Distributions by Vista Tax Free Money Market Fund of its tax-exempt interest income will not be subject to federal income tax. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which you reside. Any distributions of net capital gain which are designated as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long you have held your shares. The taxation of your distributions is the same whether received in cash or in shares through the reinvestment of distributions.


To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

Early in each calendar year the Funds will notify you of the amount and tax status of distributions paid to you for the preceding year.


The above is only a summary of certain federal income tax consequences of investing in the Funds. You should consult your tax adviser to determine the precise effect of an investment in the Funds on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).




OTHER INFORMATION CONCERNING THE FUNDS
--------------------------------------
DISTRIBUTION ARRANGEMENTS

The Funds' distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. Vista U.S. Government Money Market Fund has adopted a Rule 12b-1 distribution plan which provides for the payment of distribution fees at annual rates of up to 0.10% of the average daily net assets attributable to its Premier Shares. There is no distribution plan for Premier Shares of the other Funds. Payments under the distribution plan shall be used to compensate or reimburse the Funds' distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Premier Shares of Vista U.S. Government Money Market Fund, and are not tied to the amount of actual expenses incurred. Promotional activities for the sale of Premier Shares of Vista U.S. Government Money Market Fund will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Premier Shares may also benefit the Fund's other shares and other Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.



SHAREHOLDER SERVICING AGENTS

The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Premier Shares of each Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.


Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as shareholder servicing agents.

For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.


Chase and its affiliates and the Vista Family of Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

ADMINISTRATOR AND SUB-ADMINISTRATOR
Chase acts as the Funds' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Fund's average daily net assets.

VFD provides certain sub-administrative services to each Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at One Chase Manhattan Plaza, Third Floor, New York, New York 10081.




CUSTODIAN
Chase acts as the Funds' custodian and fund accountant and receives compensation under an agreement with the Trust. Securities and cash of each Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.



EXPENSES
Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND DESCRIPTION
OF SHARES
Each Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of a Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.


Each Fund issues multiple classes of shares. This Prospectus relates only to Premier Shares of the Funds. Premier Shares may be purchased only by qualified investors. See "How to Buy, Sell and Exchange Shares." The Funds offer other classes of shares in addition to these classes and may determine not to offer certain classes of shares. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of the Funds' shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-622-4273 to obtain additional information about other classes of shares of the Funds that are offered. Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation with respect to one class of shares over another.


The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.



PERFORMANCE INFORMATION

Each Fund may advertise its annualized "yield" and its "effective yield". Annualized "yield" is determined by assuming that income generated by an investment in a Fund over a stated seven-day period (the "yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

The Vista Tax Free Money Market Fund may also quote a "tax equivalent yield", the yield that a taxable money market fund would have to generate in order to produce an after-tax yield equivalent to a tax free fund's yield. The tax equivalent yield of the Vista Tax Free Money Market Fund can then be compared to the yield of a taxable money market fund. Tax equivalent yields can be quoted on either a "yield" or "effective yield" basis.

Investment performance may from time to time be included in advertisements about the Funds. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio, each Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with each Fund's investment objective and policies. These factors should be considered when comparing each Fund's investment results to those of other mutual funds and investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. Each Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                     (This Page Intentionally Left Blank)

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392


TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105


LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[CHASE VISTA LOGO]
P.O. Box 419392
Kansas City, MO 64141-6392


                                                                  VPMM-1-1297

                               [CHASE VISTA LOGO]


                                  PROSPECTUS
                        VISTA(SM) PRIME MONEY MARKET FUND
                             CLASS B AND C SHARES


                       INVESTMENT STRATEGY: CURRENT INCOME

December 29, 1997

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its December 29, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Investors should be aware that Class B shares of the Fund are made available for exchange purposes only and that the yield on Class B and Class C shares will be substantially lower than other classes of shares of the Fund. Class B and Class C shares of the Fund carry the same 0.75% distribution fee as other Vista Class B and Class C shares.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                          TABLE OF CONTENTS




Expense Summary  ..................................................................  4
 The expenses you pay on your Fund investment, including examples
Financial Highlights   ............................................................  6
 The Fund's financial history
Fund Objective and Investment Approach   ..........................................  7
Other Investment Practices   ......................................................  7
Management ........................................................................ 12
 Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the
  Fund's sub-adviser
About Your Investment  ............................................................ 12
How to Buy, Sell and Exchange Shares  ............................................. 13
How the Fund Values Its Shares  ................................................... 18
How Dividends and Distributions Are Made; Tax Information  ........................ 18
 How the Fund distributes its earnings, and tax treatment related to those earnings
Other Information Concerning the Fund ............................................. 19
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization
Performance Information   ......................................................... 23
 How performance is determined, stated and/or advertised

                                EXPENSE SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.




                                                                           Class B     Class C
                                                                           Shares      Shares
                                                                           -------     --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)  .................................     None         None
Maximum Deferred Sales Charge
  (as a percentage of the lower of original purchase price or redemption
  proceeds)*   .........................................................     5.00%      1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee ................................................     0.10%      0.10%
12b-1 Fee **   .........................................................     0.75%      0.75%+
Shareholder Servicing Fee (after estimated waiver)*** ..................     0.00%      0.25%+
Other Expenses (after estimated waiver and reimbursement)***   .........     0.40%      0.40%
                                                                             ----       ----
Total Fund Operating Expenses (after waiver of fee and
  expense reimbursement) ***  ..........................................     1.25%      1.50%
                                                                             ====       ====




EXAMPLES
  Your investment of $1,000 would
  incur the following expenses,
  assuming 5% annual return:                1 Year     3 Years     5 Years     10 Years
                                            -------    --------    --------    --------
Class B Shares:
  Assuming complete redemption at the end
   of the period++  .....................   $65        $73         $93         $151
 Assuming no redemptions  ...............   $13        $40         $69         $151
Class C Shares:
  Assuming complete redemption at the end
   of the period++  .....................   $26        $47         $82         $179
 Assuming no redemptions  ...............   $15        $47         $82         $179



  * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. The maximum deferred sales charge on Class C shares applies to redemptions during the first year after purchase; the charge is 1% during the first year and zero thereafter. See "How to Buy, Sell and Exchange Shares."
  **   Long-term shareholders in mutual funds with 12b-1 fees, such as Class
       B and Class C shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
 *** Reflects current fee waiver and expense subsidy arrangments to maintain Total Fund Operating Expenses at the level indicated in the table above. Absent such arrangements, the Shareholder Servicing Fee would be 0.25% and Total Fund Operating Expenses would be 1.50% for Class B shares.
   + Beginning with the 13th month following the purchase of Class C shares by their customers, broker-dealers receive payments at an annual rate of 1.00% of the average daily net asset value of the Class C shares invested in the Fund by their customers, consisting of a 12b-1 distribution fee at an annual rate of 0.75% of such assets and a service fee at an annual rate of 0.25% of such assets.
  ++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The example should not be considered a representation of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund".

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Class B Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.



                         VISTA PRIME MONEY MARKET FUND


                                                                             Class B Shares
                                                           ----------------------------------------------
                                                              Year        Year       Year       4/21/94*
                                                             ended       ended       ended      through
                                                            8/31/97     8/31/96     8/31/95     8/31/94**
                                                           --------    --------    --------     ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period .....................  $   1.00    $   1.00    $   1.00    $     1.00
                                                           ---------   ---------   ---------   -----------
 Income from Investment Operations:
  Net investment income  .................................     0.043       0.042       0.043         0.011
 Net Realized Loss on Securities  ........................        --          --      (0.003)           --
                                                           ---------   ---------   ---------   -----------
 Total Income from Investment Operations   ...............     0.043       0.042       0.040         0.011
                                                           ---------   ---------   ---------   -----------
 Voluntary Capital Contribution   ........................        --          --       0.003            --
                                                           ---------   ---------   ---------   -----------
Less Distributions:
 Dividends from Net Investment Income   ..................     0.043       0.042       0.043         0.011
                                                           ---------   ---------   ---------   -----------
Net Asset Value, End of Period ...........................  $   1.00    $   1.00    $   1.00    $     1.00
                                                           =========   =========   =========   ===========
Total Return .............................................      4.33%       4.25%       4.37%         1.11%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ...............  $ 10,269    $ 15,667    $  4,880    $    1,452
 Ratio of Expenses to Average Net Assets # ...............      1.35%       1.47%       1.47%         1.47%
 Ratio of Net Investment Income to Average Net Assets #         4.27%       4.17%       4.33%         2.96%
 Ratio of Expenses without waivers and assumption
   of expenses to Average Net Assets #  ..................      1.53%       1.71%       2.53%         1.67%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets #  ......       4.09%       3.93%       3.27%         2.76%


 * Commencement of offering shares.

** In 1994 the Prime Money Market Fund changed its fiscal year-end from
     October 31 to August 31.

 # Short periods have been annualized.

FUND OBJECTIVE AND
INVESTMENT APPROACH
-------------------
The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in high quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria;
(iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 60 days or less.

In lieu of investing directly, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

The Fund is classified as a "diversified" fund under federal securities law.



OTHER INVESTMENT
PRACTICES
----------------
The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund invests only in U.S. dollar-denominated high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trust. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities.

The Fund purchases only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations. Although the Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

There can be no assurance that the Fund will achieve its investment objective.


The Fund may also engage in the following investment practices, when consistent with its overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in direct obligations of the U.S. Treasury. The Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association (GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD AND STAND-BY
COMMITMENTS. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involve a risk of loss if the value of the securities declines prior to the settlement date. The Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.


BORROWINGS AND REVERSE REPURCHASE AGREEMENTS.

The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STRIPS AND ZERO COUPON OBLIGATIONS. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

OTHER MONEY MARKET FUNDS.
The Fund may invest up to 10% of its total assets in shares of other money market funds when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other money market funds.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks (including their foreign branches) and foreign banks (including their U.S. branches). These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. Foreign bank obligations involve certain risks associated with foreign investing.

ASSET-BACKED SECURITIES.
Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables.

MUNICIPAL OBLIGATIONS. The Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which it may invest. Dividends paid by the Fund that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

SECURITIES OF FOREIGN GOVERNMENTS AND SUPRANATIONAL AGENCIES.
The Fund intends to invest a substantial portion of its assets from time to time in securities of foreign governments and supranational agencies. The Fund will limit its investments in foreign government obligations to the commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada. Obligations of supranational agencies, such as the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

CUSTODIAL RECEIPTS. The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

PORTFOLIO TURNOVER. It is intended that the Fund will be fully managed by buying and selling securities, as well as holding securities to maturity. The frequency of the Fund's portfolio transactions will vary from year to year. In managing the Fund, the Fund's advisers will seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. More frequent turnover will generally result in higher transactions costs, including dealer mark-ups.

LIMITING INVESTMENT RISKS
Specific regulations and investment restrictions help the Fund limit investment risks for shareholders. These regulations and restrictions prohibit the Fund from: (a) with certain limited exceptions, investing more than 5% of its total assets in the securities of any one issuer (this limitation does not apply to U.S. Government Obligations held by the Fund); (b) investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry (excluding U.S. Government Obligations and bank obligations). A complete description of these and other investment policies is included in the SAI. Except for the Fund's investment objective, restriction (c) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.


RISK FACTORS
There can be no assurance that the Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For certain other risks associated with the Fund's additional investment activities, see the above discussion of those activities.

The Fund is permitted to invest any portion of its assets in obligations of domestic banks (including their foreign branches), and in obligations of foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of domestic obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.



MANAGEMENT
----------
THE FUND'S ADVISERS

The Chase Manhattan Bank ("Chase") acts as investment adviser to the Fund under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of the Fund's average daily net assets. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.





ABOUT YOUR INVESTMENT
---------------------
CLASS B SHARES. Investors should be aware that Class B shares of the Fund are made available only for purposes of exchanges from Class B shares of other Vista funds. Class B shares are subject to an annually declining contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. However, no contingent deferred sales charge is imposed on the Class B shares being disposed of in an exchange into the Fund.

CLASS C SHARES. Class C shares redeemed within one year after purchase are subject to a CDSC equal to 1% of the lesser of their original cost or the net asset value at the time of the redemption. If you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. As in the case of Class B shares, no contingent deferred sales charge is imposed on the Class C shares being disposed of in an exchange into the Fund.

HOW TO BUY, SELL AND EXCHANGE SHARES

------------------------------------
HOW TO BUY SHARES

Class B shares of the Fund may only be acquired via exchange from Class B shares of another Vista fund and only if the account registrations are identical. Class C shares of the Fund may be acquired by purchase as well as via exchange from Class C shares of another Vista fund where the account registrations are identical.

You can open an account in Class C shares of the Fund with as little as $2,500 (or $1,000 for IRAs, SEP-IRAs and the Systematic Investment Plan). Additional investments can be made at any time with as little as $100. You can buy Class C shares three ways--through an investment representative or shareholder servicing agent, through the Funds' distributor by calling the Vista Service Center, or through the Systematic Investment Plan.

All purchases of Class C shares made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the purchase check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated Clearing House (ACH) will not be allowed until your payment clears, which may take 7 business days or longer. In the event a check used to pay for shares is not honored by a bank, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by a Fund. For purchases by wire, if federal funds are not received by the Vista Service Center by 4:00 Eastern time on the day of the purchase order, the order will be canceled.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.

BUYING CLASS C SHARES THROUGH THE FUNDS' DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

BUYING CLASS C SHARES THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank savings or checking account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete
Section 8 of the account application. Current shareholders may begin the Plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

BUYING CLASS C SHARES THROUGH AN INVESTMENT REPRESENTATIVE OR SHAREHOLDER SERVICING AGENT. Class C shares of the Funds may be purchased through a shareholder servicing agent (i.e., a financial institution, such as a bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Funds) or by customers of brokers or certain financial institutions which have entered into Selected Dealer Agreements with the Funds' distributor. An investor may purchase Class C shares by authorizing his shareholder servicing agent or investment representative to purchase shares on his behalf through the Funds' distributor. Shareholder servicing agents may offer additional services to their customers, including customized procedures for the purchase and redemption of Vista Shares, such as pre-authorized or systematic purchase and withdrawal programs and "sweep" checking programs. For further information, see "Other Information Concerning the Funds" in this prospectus and the SAI.

Class B and Class C shares of the Fund are sold by the Fund's distributor without an initial sales load at the net asset value next determined after your exchange order is received in proper form on any business day during which the Federal Reserve Bank of New York and the New York Stock Exchange are open for business ("Fund Business Day"). To receive that day's dividend, the Vista Service Center or your investment representative or shareholder servicing agent must generally receive your order in proper form prior to the Fund's Cut-off Time, which is 2:00 p.m., Eastern time. The Fund reserves the right to set an earlier Cut-off Time on any Fund Business Day on which the Public Securities Association ("PSA") recommends an early close to trading on the U.S. Government securities market. Generally, such earlier Cut-Off Time will be noon (Eastern time). The PSA is the trade association that represents securities firms and banks that underwrite, trade and sell debt securities, both domestically and internationally. Orders for shares received and accepted prior to the cut-off time will be entitled to all dividends declared on that day. Orders for shares received after the Fund's Cut-off Time and prior to 4:00 p.m., Eastern time on any Fund Business Day will not be accepted and executed on the same day except at the Fund's discretion. Orders received and not accepted after the Fund's Cut-off Time will be considered received prior to the Fund's Cut-off Time on the following Fund Business Day and processed accordingly. Orders for Class C shares are in proper form only after funds are converted to federal funds. Orders for Class C shares paid by check and received before the cut-off time will generally be available for the purchases of shares the following Fund Business Day. The Fund reserves the right to reject any purchase order.

If you are considering exchanging shares shortly after purchase, you should pay for those shares with a certified check to avoid any delay in exchange. To eliminate the need for safekeeping, the Fund will not issue certificates for your Class C shares unless you request them. Due to the conversion feature of Class B shares, certificates for Class B shares will not be issued and all Class B shares will be held in book entry form.

                                Class B Shares

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and
(ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or purchase price of shares being redeemed.



Year      1      2      3      4      5      6      7     8+
------   ----   ----   ----   ----   ----   ----   ----   ---
CDSC     5%     4%     3%     3%     2%     1%     0%     0%

In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. The holding period of Class B shares of the Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Vista funds. Those Class B shares being redeemed will be considered to represent capital appreciation or dividend and capital gain distribution reinvestments in other funds (if applicable) and then shares held for the longest period of time. As a result, the CDSC imposed should be the lowest possible rate. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For further information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares."


The CDSC will be waived on redemption of Class B shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. The SAI contains additional information about CDSC waivers.



                                 Class C Shares

Class C shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within one year after purchase. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.

In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. The holding period of Class C shares of the Fund will be calculated from the date that the Class C shares were initially acquired in one of the other Vista funds. Those Class C shares being redeemed will be considered to represent capital appreciation or dividend and capital gain distribution reinvestments in other funds (if applicable) and then shares held for the longest period of time. As a result, the CDSC imposed should be the lowest possible rate. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For further information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares."

HOW TO SELL SHARES

You can sell your Fund shares on any Fund Business Day either directly or through your investment representative or shareholder servicing agent. The Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.


SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction to the Vista Service Center. The price you receive is the next net asset value calculated after the Fund receives your request in proper form, less any applicable CDSC.

SIGNATURE GUARNATEES. If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

DELIVERY OF PROCEEDS. The Fund generally sends you payment for your shares the Fund Business Day after your request is received in proper form, provided your request is received by the Vista Service Center prior to the Fund's Cut-off Time, and assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

TELEPHONE REDEMPTIONS.
You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Fund. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.


The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, or contact your investment representative or shareholder servicing agent. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL PLAN. Make regular withdrawals of $100 or more monthly, quarterly or semi-annually. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE OR YOUR SHAREHOLDER SERVICING AGENT. Your investment representative or your shareholder servicing agent must receive your request before the Fund's Cut-off Time to receive that day's net asset value. Your representative will be responsible for furnishing all necessary documentation to the Vista Service Center, and may charge you for its services.

INVOLUNTARY REDEMPTION OF ACCOUNTS. The Fund may involuntarily redeem your shares if the aggregate net asset value of the shares in your account is less than $500 due to redemptions. In the event of any such redemption, you will receive at least 60 days' notice prior to the redemption. In the event the Fund redeems Class B or Class C shares pursuant to this provision, no CDSC will be imposed.


HOW TO EXCHANGE YOUR SHARES
You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase, subject to any minimum investment requirement. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.


EXCHANGING BY PHONE. A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Shares of certain Vista funds are not available to residents of all states.


EXCHANGE PARAMETERS. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving the Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.



HOW THE FUND
VALUES ITS SHARES
-----------------
The net asset value of each class of the Fund's shares is currently determined daily as of 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of the Fund attributable to such class by the number of shares of such class outstanding at the time the determination is made. Effective with the anticipated introduction of certain automated share purchase programs, the net asset value of shares of each class of the Fund will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day if the Fund is available through these programs.

The portfolio securities of the Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Other Investment Practices." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price the Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share will remain constant at $1.00 and the Fund will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that it will be able to do so on a continuing basis. The Board of Trustees will review the holdings of the Fund at intervals it deems appropriate to determine whether the Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.



HOW DIVIDENDS AND
DISTRIBUTIONS ARE
MADE; TAX INFORMATION
---------------------
The net investment income of each class of shares of the Fund is declared as a dividend to the shareholders on each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that the Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash or by ACH to a pre-established bank account, dividends are distributed in the form of additional shares.

Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net short-term capital gain, if any, will be distributed at least annually. The Fund does not expect to realize net long-term capital gains.


Net investment income for the Fund consists of all interest accrued and discounts earned less, amortization of any market premium on the portfolio assets of the Fund, and the accrued expenses of the Fund.

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.


All Fund distributions of net investment income will be taxable as ordinary income. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which you reside. Any distributions of net capital gain which are designated as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long you have held your shares. The taxation of your distribution is the same whether received in cash or in shares through the reinvestment of distributions.


To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.


The above is only a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).




OTHER INFORMATION
CONCERNING THE FUND
-------------------
DISTRIBUTION PLANS

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Fund has adopted a Rule 12b-1 distribution plan for Class B and Class C shares which provides that the Fund will pay distribution fees at annual rates of up to 0.75% of the average daily net assets attributable to its Class B and Class C shares, respectively. Payments under the distribution plan shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class B and Class C shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of the Class B shares or 0.75% of the net asset value of the Class C shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class B and Class C shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class B and Class C shares may also benefit the Fund's other shares and other Vista funds.


VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.



SHAREHOLDER SERVICING AGENTS
The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class B or Class C shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.


Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as shareholder servicing agents.


For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.


Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.


Chase and its affiliates and the Vista Family of Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.



ADMINISTRATOR AND
SUB-ADMINISTRATOR
Chase acts as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of the Fund's average daily net assets.

VFD provides certain sub-administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at One Chase Manhattan Plaza, Third Floor, New York, New York 10081.




CUSTODIAN

Chase acts as the Fund's custodian and fund accountant and receives compensation under an agreement with the Trust. Securities and cash of the Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.



EXPENSES
The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND
DESCRIPTION OF SHARES
The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.



The Fund issues multiple classes of shares. This Prospectus relates only to Class B and Class C shares of the Fund. The Fund may offer other classes of shares in addition to these classes and may determine not to offer certain classes of shares. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of the Fund's shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.


The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.


Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.




PERFORMANCE INFORMATION

-----------------------
The Fund may advertise its annualized "yield" and its "effective yield". Annualized "yield" is determined by assuming that income generated by an investment in the Fund over a stated seven-day period (the "yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.


Investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

VISTA SERVICE CENTER

P.O. Box 419392
Kansas City, MO 64141-6392


TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105


LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036



[CHASE VISTA LOGO]
P.O. Box 419392
Kansas City, MO 64141-6392


                                                                    VPRMB-1-1297

                               [CHASE VISTA LOGO]

                                  PROSPECTUS
                        VISTASM CALIFORNIA INTERMEDIATE
                             TAX FREE INCOME FUND

                           INVESTMENT STRATEGY: INCOME


December 29, 1997

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its December 29, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                          TABLE OF CONTENTS




Expense Summary  ............................................................  4
 The expenses you might pay on your Fund investment, including examples
Financial Highlights   ......................................................  5
 How the Fund has performed
Fund Objective   ............................................................  6
Investment Policies .........................................................  6
 The kinds of securities in which the Fund invests, investment policies and techniques, and risks
Management .................................................................. 13
 Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the Fund's sub-adviser, and the individuals who manage the Fund
How to Buy, Sell and Exchange Shares  ....................................... 13
How the Fund Values Its Shares  ............................................. 19
How Distributions Are Made; Tax Information ................................. 19
 How the Fund distributes its earnings, and tax treatment related to those earnings
Other Information Concerning the Fund ....................................... 21
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization  ................................................
Performance Information   ................................................... 24
 How performance is determined, stated and/or advertised
Make the Most of Your Vista Privileges   .................................... 25

                                EXPENSE SUMMARY


Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund and is, except as described below, based on expenses incurred in the most recent fiscal year. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.




SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) ........................      4.50%
Maximum Deferred Sales Charge
  (as a percentage of the lower of original
  purchase price or redemption proceeds) .....................     None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Investment Advisory Fee (after estimated waiver)* ............      0.00%#
12b-1 Fee (after estimated waiver) * **  .....................      0.00%#
Shareholder Servicing Fee (after estimated waiver)*  .........      0.00%
Other Expenses (after estimated waiver)* .....................      0.60%#
                                                                   -----
Total Fund Operating Expenses (after waivers of fees)*  ......      0.60%
                                                                   =====



EXAMPLE
Your investment of $1,000 would
incur the following expenses,
assuming 5% annual return:        1 Year     3 Years     5 Years     10 Years
                                  -------    --------    --------    --------
Shares+   .....................   $51        $63         $77         $117


* Reflects current waiver arrangements to maintain Total Fund Operating Expenses at the level indicated in the table above. Absent such waivers, the Investment Advisory Fee, 12b-1 Fee, Shareholder Servicing Fee and Other Expenses would be 0.30%, 0.25%, 0.25%, and 0.70%, respectively, and Total Fund Operating Expenses would be 1.50%.

** Long-term shareholders in mutual funds with 12b-1 fees, such as shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

# Restated from most recent fiscal year to reflect current waiver arrangements.

+ Assumes deduction at the time of purchase of the maximum sales charge.



The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The example should not be considered a representation of past or future expenses or returns; actual expenses and returns may be greater or less than shown.


Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report is included in the Annual Report to Shareholders.



               VISTA CALIFORNIA INTERMEDIATE TAX FREE INCOME FUND



                                                                  Year ended
                                                     -----------------------------------   11/1/93      7/15/93*
                                                                                            through     through
                                                      8/31/97     8/31/96      8/31/95     8/31/94+      10/31/93
                                                     --------    -------      -------      --------     ----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period ...............  $   9.81    $   9.89     $   9.69     $ 10.30      $   10.22
                                                     ---------   ---------    ---------    --------     ----------
 Income From Investment Operations:
  Net Investment Income  ...........................     0.461       0.473        0.505       0.320          0.166
  Net Gains or (Losses) in Securities
    (both realized and unrealized)   ...............     0.256       0.013        0.200      (0.408)         0.081
                                                     ---------   ----------   ----------   --------     ----------
  Total from Investment Operations   ...............     0.717       0.486        0.705      (0.088)         0.247
                                                     ---------   ----------   ----------   --------     ----------
 Less Distributions:
  Dividends from Net Investment Income  ............     0.458       0.476        0.505       0.404          0.165
  Distributions from Capital Gains   ...............        --       0.090           --       0.118             --
                                                     ---------   ----------   ----------   --------     ----------
  Total distributions ..............................     0.458       0.566        0.505       0.522          0.165
                                                     ---------   ----------   ----------   --------     ----------
Net Asset Value, End of Period .....................  $  10.07    $   9.81     $   9.89     $  9.69      $   10.30
                                                     =========   ==========   ==========   ========     ==========
Total Return(1) ....................................      7.46%       5.00%        7.55%      (0.86%)         2.42%
Ratios/Supplemental Data
  Net Assets, End of Period (000 omitted)  .........  $ 25,525    $ 28,298     $ 32,746     $36,264      $  41,728
 Ratio of Expenses to Average Net Assets#  .........      0.60%       0.60%        0.52%       0.52%          0.52%
 Ratio of Net Investment Income to Average
   Net Assets#  ....................................      4.65%       4.77%        5.24%       4.88%          4.83%
 Ratio of Expenses without waivers and
   assumption of expenses to Average Net Assets# ...      1.33%       1.47%        1.40%       1.37%          1.33%
 Ratio of Net Investment Income without waivers
   and assumption of expenses to Average
   Net Assets#  ....................................      3.92%       3.90%        4.36%       4.03%          4.02%
Portfolio Turnover Rate  ...........................        66%        188%          94%         93%            40%


*     Commencement of offering shares.
+     In 1994 the California Intermediate Tax Free Income Fund changed its fiscal year-end from October 31 to August 31.
(1) Total returns are calculated before taking into account effect of 4.50% sales charge.
#     Short periods have been annualized.

FUND OBJECTIVE
--------------
Vista California Intermediate Tax Free Income Fund seeks to provide current income exempt from federal and California personal income taxes. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.



INVESTMENT POLICIES
-------------------
INVESTMENT APPROACH
The Fund invests primarily in California Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in California Municipal Obligations or in securities of territories and political subdivisions of the U.S. Government the interest on which is deemed to be exempt from federal, state and local income taxes. The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in securities which constitute a preference item which would be subject to the alternative minimum tax for noncorporate investors ("AMT Items") or securities the interest on which is subject to federal and California personal income taxes. For temporary defensive purposes, the Fund may exceed this limitation.

The Fund's investments may include, among other instruments, fixed, variable or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps. The Fund's Municipal Obligations will be rated at time of purchase at least in the category Baa, MIG-3 or VMIG-3 by Moody's Investors Service, Inc. ("Moody's"), BBB or SP-3 by Standard & Poor's Corporation ("S&P"), or BBB or FIN-3 by Fitch Investors Service, Inc. ("Fitch") or comparably rated by another national rating organization, or, if unrated, considered by the Fund's advisers to be of comparable quality.

The Fund's investments have an average maturity of 10 years or less. The Fund's advisers may adjust the average maturity of the Fund's portfolio based upon their assessment of the relative yields available on securities of different maturities and their expectations of future changes in interest rates.

The Fund is classified as a "non-diversified" fund under federal securities law. The Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified.


In lieu of investing directly, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

WHO MAY  WANT TO INVEST

The Fund may be most appropriate for investors who...
[bullet] Are seeking monthly income exempt from federal and state income tax [bullet] Are investing for mid- to long-term investment goals

[bullet] Own or plan to own other types of investments for diversification purposes
[bullet] Can assume bond market (i.e., interest rate) risk

The Fund may NOT be appropriate for investors who are unable to tolerate any up and down price changes, are investing for shorter-term goals or who are in need of higher growth potential.



MUNICIPAL OBLIGATIONS
"Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "California Municipal Obligations" are obligations of the State of California, its local governments and political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from federal income taxes and California personal income taxes and is not subject to the alternative minimum tax for noncorporate investors. Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

MUNICIPAL LEASE OBLIGATIONS. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.


OTHER INVESTMENT PRACTICES
The Fund may also engage in the following investment practices when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

MONEY MARKET INSTRUMENTS.

The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.


U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


REPURCHASE AGREEMENTS AND FORWARD AND STAND-BY COMMITMENTS. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involve some risk to the Fund if the other party should default on its obligation and the

Fund is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS.

The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STRIPS AND ZERO COUPON OBLIGATIONS. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt and the Fund would purchase such instruments based on opinions of bond counsel.

INVERSE FLOATERS AND INTEREST RATE CAPS. The Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates, and will be more volatile in response to interest rates changes than that of a fixed-rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal bonds which do not include such a structure.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in shares of other investment companies, when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.


DERIVATIVES AND RELATED INSTRUMENTS. The Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase its income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. The Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward interest rate contracts; and
(iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other instruments.

There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Fund is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Fund. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.


PORTFOLIO TURNOVER. The frequency of the Fund's buy and sell transactions will vary from year to year. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Fund to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information".



LIMITING INVESTMENT RISKS
Specific investment restrictions help the Fund limit investment risks for its shareholders. These restrictions prohibit the Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry (this would apply to municipal obligations backed only by the assets and revenues of nongovernmental users, but excludes obligations of states, cities, municipalities or other public authorities). A complete description of these and other investment policies is included in the SAI. Except for restriction
(b) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies (including its objective) are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.


RISK FACTORS
Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates. For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices" and "Municipal Obligations."

Because the Fund will invest primarily in obligations issued by the State of California and its cities, public authorities and other municipal issuers, the Fund is susceptible to factors affecting the State of California and its municipal issuers. The State of California and certain California counties have a recent history of significant financial and fiscal difficulties. California's Orange County recently defaulted on certain of its indebtedness. If the State of California or any of its local government entities is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected. See the SAI for further information.

Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.

The Fund may invest up to 25% of its total assets in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. The dependence on banking institutions may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in the banking industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Obligations backed by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

Because the Fund is "non-diversified," the value of its shares is more susceptible to developments affecting issuers in which the Fund invests. In addition, more than 25% of the Fund's assets may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments, particularly in light of the fact that the issuers in which the Fund invests will generally be located in the State of California.



MANAGEMENT

THE FUND'S ADVISERS

The Chase Manhattan Bank ("Chase") acts as the Fund's investment adviser under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.


For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.30% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.


Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the Fund's sub-investment adviser under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.15% of the Fund's average daily net assets. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.


Pamela Hunter, Vice President of Chase, has been responsible for the day-to-day management of the Fund since its inception in 1993. Ms. Hunter is part of a team providing fixed income strategy and product development. Ms. Hunter has been employed at Chase (including its predecessors) since 1980.



HOW TO BUY, SELL
AND EXCHANGE SHARES

HOW TO BUY SHARES

You can open a Fund account with as little as $2,500 for regular accounts, $1,000 for traditional and Roth IRAs, SEP-IRAs and the Systematic Investment Plan, or $500 for Education IRAs. Additional investments may be made at any time with as little as $100. You can buy Fund shares three ways-through an investment representative, through the Fund's distributor by calling the Vista Service Center, or through the Systematic Investment Plan.

All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until the purchase check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated Clearing House (ACH) will not be allowed until your payment clears, which may take 7 business days or longer.


BUYING SHARES THROUGH THE FUND'S DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank checking or savings account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin such a plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.


Shares are purchased at the public offering price, which is based on the net asset value next determined after the Vista Service Center receives your order in proper form. In most cases, in order to receive that day's public offering price, the Vista Service Center must receive your order in proper form before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price. Orders are in proper form only after funds are converted to federal funds. Orders paid by check and received by 2:00 p.m., Eastern Time will generally be available for the purchase of shares the following business day.


If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your shares unless you request them.

An investor who purchases shares pays a sales charge at the time of purchase. As a result, shares are not subject to any sales charges when they are redeemed. Certain purchases of shares qualify for reduced sales charges. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

The public offering price of shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

                                    Sales charge as a
                                     percentage of:
                                ------------------------
                                                               Amount of sales charge
Amount of transaction at        Offering     Net amount      reallowed to dealers as a
offering price($)               Price        invested       percentage of offering price
-----------------------------   --------     ----------     ----------------------------
Under 100,000                     4.50          4.71                    4.00
100,000 but under 250,000         3.75          3.90                    3.25
250,000 but under 500,000         2.50          2.56                    2.25
500,000 but under 1,000,000       2.00          2.04                    1.75

There is no initial sales charge on purchases of shares of $1 million or more.

The Fund's distributor pays broker-dealers commissions on net sales of shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

GENERAL

You may be eligible to buy shares at reduced sales charges. Consult your investment representative or the Vista Service Center for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the enclosed application and in the SAI. For purchases of the Fund's shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares and are opening or adding to a Vista prototype IRA with a transfer of assets or rollover from a qualified plan. If you use such redemption proceeds to open or add to a Vista prototype IRA, the Fund's distributor will pay broker-dealers commissions on the net sales of shares at the rate of 1%. In addition, sales charges are waived if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares, and on which you paid a front-end or contingent deferred sales charge.

Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Vista and non-Vista mutual funds. With Board of Trustee approval, the money that is invested in Vista Funds may be combined with the other mutual funds in the same program when determining the Plan's eligibility to buy Class A shares without a sales charge.


The Fund may sell shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista Fund shares), financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.

For purchases of the Fund's shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are investing the proceeds of an IRA for which The Chase Manhattan Bank or its designee serves as trustee or custodian. No initial sales charge will apply to the purchase of the Fund's shares if you are investing the proceeds of a qualified retirement plan where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

Purchases of the Fund's shares may be made with no initial sales charge through an investment adviser or financial planner who charges a fee for its services. Purchases of the Fund's shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

Investors may incur a fee if they effect transactions through a broker or agent.

Purchases of the Fund's shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Vista Service Center.

Shareholders of record of any Vista fund as of November 30, 1990 and certain immediate family members may purchase the Fund's shares with no initial sales charge for as long as they continue to own Class A shares of any Vista Fund, provided there is no change in account registration.


The Fund may sell shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.

The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.

Shareholders of other Vista funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.


HOW TO SELL SHARES
You can sell your Fund shares any day the New York Stock Exchange is open, either directly to the Fund or through your investment representative. The Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.

SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction to the Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form. In order to receive that day's net asset value, the Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.


SIGNATURE GUARANTEES. If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.


If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.


DELIVERY OF PROCEEDS. The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

TELEPHONE REDEMPTIONS.
You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service

Center of an address change within the preceding 15 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Fund. There is a $10.00 charge for each wire transaction. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.


The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL.
You can make regular withdrawals of $50 or more monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Vista Service Center, and may charge you for its services.



INVOLUNTARY REDEMPTION OF ACCOUNTS. The Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500 due to redemptions or if you purchase through the Systematic Investment Plan and fail to meet the Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption.



HOW TO EXCHANGE YOUR SHARES
You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.


EXCHANGING BY PHONE. A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Vista Service Center for prospectuses of other Vista Funds. Shares of certain Vista Funds are not available to residents of all states.

EXCHANGE PARAMETERS. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving the Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.


REINSTATEMENT PRIVILEGE.

Upon written request, shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value.




HOW THE FUND
VALUES ITS SHARES
-----------------
The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of the Fund, by dividing the net assets of the Fund by the total number of outstanding shares. Values of assets held by the Fund are determined on the basis of their market or other fair value, as described in the SAI.



HOW DISTRIBUTIONS ARE
MADE; TAX INFORMATION
---------------------
The Fund declares dividends daily and distributes any net investment income at least monthly. The Fund distributes any net realized capital gains at lease annually.

Distributions from capital gains are made after applying any available capital loss carryovers.


DISTRIBUTION PAYMENT OPTION. You can choose from three distribution options:
(1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. You can change your distribution option by notifying the Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

If a check representing a Fund distribution is not cashed within a specified period, the Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another Vista fund. If the Vista Service Center does not receive your election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the Vista Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS.


Distributions by the Fund of its tax-exempt interest income will not be subject to federal income tax, but generally will be subject to state and local taxes. However, to the extent paid out of interest on California Municipal Obligations, such distributions will also be exempt from California personal income taxes for a California individual resident shareholder.


All other Fund distributions of net investment income will be taxable as ordinary income. Any distributions of net capital gain which are designated as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long you have held the shares. The taxation of your distributions will be the same whether received in cash or in shares through the reinvestment of distributions.

You should carefully consider the tax implications of purchasing shares just prior to a distribution. This is because you will be taxed on the entire amount of the taxable distribution received, even though the net asset value per share will be higher on the date of such purchase as it will include the distribution amount.


Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.


The above is only a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).




OTHER INFORMATION
CONCERNING THE FUND
-------------------
DISTRIBUTION PLAN

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted a Rule 12b-1 distribution plan which provides for the payment of distribution fees at annual rates of up to 0.25% of the average daily net assets attributable to shares of the Fund. Payments under the distribution plan shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of shares maintained in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's shares may also benefit the Fund's other shares and other Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified targets for one or more Vista Funds. These incentives may include gifts of up to $100 per person annually, an occassional meal, ticket to a sporting event or theater for entertainment for broker- dealers and their guests; and payment or reimbursements for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S. VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. In some instances, such cash compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Vista Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.



SHAREHOLDER
SERVICING AGENTS

The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own shares of the Fund. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

Shareholder servicing agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding the fees for their services as shareholder servicing agents.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.

Chase and its affiliates and the Vista Family of Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

ADMINISTRATOR AND SUB-ADMINISTRATOR
Chase acts as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.


VFD provides certain sub-administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at One Chase Manhattan Plaza, Third Floor, New York, New York 10081.




CUSTODIAN
Chase acts as the Fund's custodian and fund accountant and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.



EXPENSES
The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND
DESCRIPTION OF SHARES
The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted.


This Prospectus relates to shares of the Fund. The Fund may offer other classes of shares in addition to this class and may determine not to offer certain classes of shares. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of the Fund's shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.


The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.



PERFORMANCE
INFORMATION

The Fund's investment performance may from time to time be included in advertisements about the Fund. "Yield" is calculated by dividing the annualized net investment income calculated pursuant to federal rules per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period. "Effective yield" is the "yield" calculated assuming the reinvestment of income earned, and will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment. "Tax equivalent yield "is the yield that a taxable fund would have to generate in order to produce an after-tax yield equivalent to the Fund's yield. The tax equivalent yield of the Fund can then be compared to the yield of a taxable fund. Tax equivalent yields can be quoted on either a "yield" or "effective yield" basis.

"Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price.

Total return may also be presented for other periods or without reflecting sales charges. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.

All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                    MAKE THE MOST OF YOUR VISTA PRIVILEGES

The following services are available to you as a Vista mutual fund shareholder.


[bullet] SYSTEMATIC INVESTMENT PLAN--Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.

[bullet] SYSTEMATIC WITHDRAWAL PLAN--Make regular withdrawals of $50 or more monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan.

[bullet] SYSTEMATIC EXCHANGE--Transfer assets automatically from one Vista account to another on a regular, prearranged basis. There is no additional charge for this service.

[bullet] FREE EXCHANGE PRIVILEGE--Exchange money between Vista funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.

[bullet] REINSTATEMENT PRIVILEGE--Shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

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



                     (This Page Intentionally Left Blank)

                               [CHASE VISTA LOGO]

                            INSTITUTIONAL(SM) SHARES

                                  PROSPECTUS
                     VISTA(SM) 100% U.S. TREASURY SECURITIES
                               MONEY MARKET FUND
                    VISTA(SM) TREASURY PLUS MONEY MARKET FUND
                       VISTA(SM) FEDERAL MONEY MARKET FUND
                   VISTA(SM) U.S. GOVERNMENT MONEY MARKET FUND
                         VISTA(SM) CASH MANAGEMENT FUND
                        VISTA(SM) PRIME MONEY MARKET FUND
                      VISTA(SM) TAX FREE MONEY MARKET FUND


                       INVESTMENT STRATEGY: CURRENT INCOME


December 29, 1997

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in their December 29, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-622-4273. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Investments in the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                     (This Page Intentionally Left Blank)

                          TABLE OF CONTENTS





Expense Summary  ............................................................  4
 The expenses you pay on your Fund investment, including examples
Financial Highlights   ......................................................  6
 The Funds' financial history
Fund Objectives and Investment Approach
 Vista 100% U.S. Treasury Securities Money Market Fund  ..................... 13
 Vista Treasury Plus Money Market Fund   .................................... 13
 Vista Federal Money Market Fund   .......................................... 13
 Vista U.S. Government Money Market Fund .................................... 14
 Vista Cash Management Fund  ................................................ 14
 Vista Prime Money Market Fund  ............................................. 14
 Vista Tax Free Money Market Fund  .......................................... 15
Common Investment Policies   ................................................ 15
Management .................................................................. 23
 Chase Manhattan Bank, the Funds' adviser; Chase Asset Management and
  Texas Commerce Bank, the Funds' sub-advisers
How to Buy, Sell and Exchange Shares  ....................................... 23
How the Funds Value Their Shares   .......................................... 26
How Dividends and Distributions Are Made; Tax Information  .................. 27
 How the Funds distribute their earnings, and tax treatment related to those earnings
Other Information Concerning the Funds   .................................... 28
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization
Performance Information   ................................................... 31
 How performance is determined, stated and/or advertised

                                EXPENSE SUMMARY


Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in a Fund and is, except as described below, based on expenses incurred in the most recent fiscal year by each Fund. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.


The table is provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that a Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.


Charges or credits, not reflected in the expense table below, may be incurred directly by customers of financial institutions in connection with an investment in a Fund.

--------------------------------------------------------------------------------



                                                       Vista 100%
                                                       U.S. Treasury          Vista                      Vista
                                                        Securities        Treasury Plus                 Federal
                                                          Money               Money                      Money
                                                          Market              Market                     Market
                                                           Fund                Fund                      Fund
                                                      --------------     ---------------             ---------------
                                                       Institutional       Institutional             Institutional
                                                           Shares              Shares                   Shares
                                                      --------------     ---------------             ---------------
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Investment Advisory Fee   ...........................      0.10%              0.10%                        0.10%
12b-1 Fee  ..........................................       n/a                n/a                          n/a
Shareholder Servicing Fee ...........................       n/a                n/a                          n/a
Other Expenses (after estimated waiver of fees, where
 indicated)   .......................................      0.11%*#            0.10%*#                      0.17%
Total Fund Operating Expenses (after waivers of fees,
 where indicated)   .................................      0.21%*#            0.20%*#                      0.27%
EXAMPLES
Your investment of $1,000 would
incur the following expenses,
assuming 5% annual return:
1 year  .............................................     $   2              $   2                        $   3
3 years .............................................         7                  6                            9
5 years .............................................        12                 11                           15
10 years   ..........................................        27                 26                           34

                                       4


                                                        Vista U.S.           Vista             Vista          Vista
                                                         Government          Cash              Prime          Tax Free
                                                           Money            Manage-            Money          Money
                                                           Market            ment              Market         Market
                                                           Fund              Fund              Fund            Fund
                                                      --------------    -------------    -------------    -------------
                                                       Institutional    Institutional    Institutional    Institutional
                                                           Shares            Shares          Shares           Shares
                                                      --------------    -------------    -------------    -------------
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Investment Advisory Fee   ...........................       0.10%             0.10%             0.10%          0.10%
12b-1 Fee  ..........................................        n/a               n/a               n/a            n/a
Shareholder Servicing Fee ...........................        n/a               n/a               n/a            n/a
Other Expenses (after estimated waiver of fees, where
 indicated)   .......................................       0.14%             0.14%             0.15%          0.16%
Total Fund Operating Expenses (after waivers of fees,
 where indicated)   .................................       0.24%             0.24%             0.25%          0.26%
EXAMPLES
Your investment of $1,000 would
incur the following expenses,
assuming 5% annual return:
1 year  .............................................       $  2             $   2             $   3           $  3
3 years .............................................          8                 8                 8              8
5 years .............................................         14                14                14             15
10 years   ..........................................         31                31                32             33



* Reflects current waiver arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, Other Expenses would be 0.16% and 0.15% for Vista 100% U.S. Treasury Securities Money Market Fund and Vista Treasury Plus Money Market Fund, respectively, and Total Fund Operating Expenses would be 0.26% and 0.25% for Vista 100% U.S. Treasury Securities Money Market Fund and Vista Treasury Plus Money Market Fund, respectively.
# Restated from most recent fiscal year to reflect current waiver arrangements.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



             VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND


                                                                    Year       6/3/96*
                                                                   ended        through
                                                                  8/31/97       8/31/96
                                                                 --------      ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  ........................    $   1.00      $   1.00
 Income from Investment Operations:
   Net Investment Income  ....................................       0.051         0.012
 Less Distributions:
   Dividends from net investment income  .....................       0.051      $   0.12
                                                                 =========     =========
Net Asset Value, End of Period  ..............................    $   1.00      $   1.00
TOTAL RETURN                                                          5.20%         1.23%
                                                                 =========     =========
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) .....................    $ 81,273      $      1
 Ratio of Expenses to Average Net Assets#   ..................        0.27%         0.21%
 Ratio of Net Investment Income to Average Net Assets#  ......        5.06%         3.65%
 Ratio of Expenses without waivers and assumption of expenses
   to Average Net Assets# ....................................        0.27%         0.21%
 Ratio of Net Investment Income without waivers and assumption
   of Expenses to Average Net Assets# ........................        5.06%         3.65%


* Commencement of offering shares.
# Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                     VISTA TREASURY PLUS MONEY MARKET FUND




                                                              Year           Year           Year       4/20/94*
                                                              ended          ended         ended        through
                                                            8/31/97        8/31/96        8/31/95       8/31/95
                                                           ---------      ---------      --------      -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  ..................    $   1.00       $   1.00       $   1.00      $    1.00
                                                           ---------      ---------      ---------     ----------
 Income From Investment Operations:
   Net Investment Income  ..............................       0.051          0.052          0.053          0.014
                                                           ---------      ---------      ---------     ----------
 Less Distributions:
   Dividends from Net Investment Income  ...............       0.051          0.052          0.053          0.014
                                                           ---------      ---------      ---------     ----------
Net Asset Value, End of Period  ........................    $   1.00       $   1.00       $   1.00      $    1.00
                                                           =========      =========      =========     ==========
TOTAL RETURN                                                    5.24%          5.29%          5.36%          1.45%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ...............    $291,546       $188,513       $ 17,636      $  14,976
 Ratio of Expenses to Average Net Assets#   ............        0.26%          0.30%          0.32%          0.32%
 Ratio of Net Investment Income to
   Average Net Assets# .................................        5.16%          5.11%          5.21%          3.93%
 Ratio of Expenses without waivers and
   assumption of expenses to Average Net Assets#  ......        0.26%          0.38%          0.89%          0.53%
 Ratio of Net Investment Income without waivers and
   assumption of Expenses to Average Net Assets#  ......        5.16%          5.03%          4.64%          3.72%


* Commencement of operations.

# Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                        VISTA FEDERAL MONEY MARKET FUND



                                                        Year         Year         Year       4/20/94*
                                                        ended        ended        ended      through
                                                      8/31/97      8/31/96      8/31/95      8/31/94
                                                     ---------    ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ...............  $   1.00     $   1.00     $   1.00     $    1.00
                                                     ---------    ---------    ---------    ----------
 Income From Investment Operations:
   Net Investment Income ...........................     0.052        0.052        0.054         0.015
                                                     ---------    ---------    ---------    ----------
 Less Distributions:
   Dividends from Net Investment Income ............     0.052        0.052        0.054         0.015
                                                     ---------    ---------    ---------    ----------
Net Asset Value, End of Period .....................  $   1.00     $   1.00     $   1.00     $    1.00
                                                     =========    =========    =========    ==========
TOTAL RETURN                                              5.35%        5.35%        5.57%         1.54%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   .........  $130,659     $141,312     $113,591     $ 117,364
 Ratio of Expenses to Average Net Assets#  .........      0.27%        0.30%        0.31%         0.30%
 Ratio of Net Investment Income to
   Average Net Assets#   ...........................      5.23%        5.20%        5.45%         4.26%
 Ratio of Expenses without waivers and
   assumption of expenses to Average Net Assets# ...      0.27%        0.30%        0.37%         0.49%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets# ...      5.23%        5.20%        5.39%         4.06%


* Commencement of operations.
# Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain obtain a copy of this annual report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                    VISTA U.S. GOVERNMENT MONEY MARKET FUND




                                                        Year           Year          Year       12/10/93*
                                                       ended          ended          ended        through
                                                      8/31/97        8/31/96       8/31/95       8/31/94+
                                                    -----------    -----------    ---------    -----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period   ............  $     1.00     $     1.00     $   1.00     $     1.00
                                                    -----------    -----------    ---------    -----------
 Income from Investment Operations:
   Net Investment Income   ........................       0.053          0.053        0.055          0.026
                                                    -----------    -----------    ---------    -----------
 Less Distributions:
   Dividends from net investment income   .........       0.053          0.053        0.055          0.026
                                                    -----------    -----------    ---------    -----------
Net Asset Value, End of Period   ..................  $     1.00     $     1.00     $   1.00     $     1.00
                                                    ===========    ===========    =========    ===========
TOTAL RETURN                                               5.40%          5.45%        5.60%          2.61%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)  .........  $2,955,206     $1,181,763     $466,083     $  212,810
 Ratio of Expenses to Average Net Assets# .........        0.24%          0.27%        0.27%          0.27%
 Ratio of Net Investment Income to
   Average Net Asset#   ...........................        5.29%          5.30%        5.58%          3.81%
 Ratio of Expenses without waivers and assumption
   of expenses to Average Net Assets#  ............        0.24%          0.27%        0.28%          0.27%
 Ratio of Net Investment Income without waivers and
   assumption of Expenses to Average Net Assets#           5.29%          5.30%        5.57%          3.81%


* Commencement of offering shares.
# Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                          VISTA CASH MANAGEMENT FUND




                                                                    Year         5/6/96*
                                                                    ended        through
                                                                  8/31/97        8/31/96
                                                                 ---------      ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  ........................    $   1.00       $   1.00
 Income from Investment Operations:
   Net Investment Income  ....................................       0.053          0.017
 Less Distributions:
   Dividends from Net Investment Income  .....................       0.053          0.017
Net Asset Value, End of Period  ..............................    $   1.00       $   1.00
                                                                 =========      =========
TOTAL RETURN                                                          5.45%          1.69%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) .....................    $924,099       $657,002
 Ratio of Expenses to Average Net Assets#   ..................        0.24%          0.25%
 Ratio of Net Investment Income to Average Net Asset#   ......        5.34%          5.22%
 Ratio of Expenses without waivers and assumption of expenses
   to Average Net Assets# ....................................        0.24%          0.25%
 Ratio of Net Investment Income without waivers and assumption
   of Expenses to Average Net Assets# ........................        5.34%          5.22%


* Commencement of offering shares.

# Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                         VISTA PRIME MONEY MARKET FUND





                                                               Year            Year           Year        4/26/94*
                                                              ended            ended          ended        through
                                                             8/31/97         8/31/96        8/31/95        8/31/94+
                                                           -----------      ---------      ---------      -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  ..................    $     1.00       $   1.00       $   1.00       $    1.00
                                                           -----------      ---------      ---------      ----------
 Income From Investment Operations:
   Net Investment Income  ..............................         0.054          0.054          0.055           0.014
  Net Gains or (Losses) in Securities
    (both realized and unrealized) .....................            --             --         (0.003)             --
                                                           -----------      ---------      ---------      ----------
  Total from Investment Operations .....................         0.054          0.054          0.052           0.014
                                                           -----------      ---------      ---------      ----------
 Voluntary Capital Contribution ........................            --             --          0.003              --
                                                           -----------      ---------      ---------      ----------
 Less Distributions:
   Dividends from Net Investment Income  ...............         0.054          0.054          0.055           0.014
                                                           -----------      ---------      ---------      ----------
Net Asset Value, End of Period  ........................    $     1.00       $   1.00       $   1.00       $    1.00
                                                           ===========      =========      =========      ==========
TOTAL RETURN                                                      5.49%          5.51%          5.62%           1.50%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ...............    $1,347,651       $724,544       $185,640       $  57,961
 Ratio of Expenses to Average Net Assets#   ............          0.25%          0.26%          0.27%           0.27%
 Ratio of Net Investment Income to
   Average Net Assets# .................................          5.37%          5.33%          5.57%           4.21%
 Ratio of Expenses without waivers and assumption
   of expenses to Average Net Assets# ..................          0.25%          0.26%          0.35%           0.37%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets#  ......          5.37%          5.33%          5.49%           4.11%


* Commencement of offering shares.
# Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Institutional Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                       VISTA TAX FREE MONEY MARKET FUND




                                                        Year         Year         Year       11/1/93*
                                                        ended        ended        ended      through
                                                      8/31/97      8/31/96      8/31/95      8/31/94
                                                     ---------    ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ...............  $   1.00     $   1.00     $   1.00     $    1.00
                                                     ---------    ---------    ---------    ----------
 Income from Investment Operations:
   Net Investment Income ...........................     0.036        0.034        0.035         0.019
                                                     ---------    ---------    ---------    ----------
 Less Distributions:
   Dividends from Net Investment Income ............     0.036        0.034        0.035         0.019
                                                     ---------    ---------    ---------    ----------
Net Asset Value, End of Period .....................  $   1.00     $   1.00     $   1.00     $    1.00
                                                     =========    =========    =========    ==========
TOTAL RETURN                                              3.45%        3.40%        3.53%         1.95%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   .........  $286,204     $148,536     $108,494     $ 110,332
 Ratio of Expenses to Average Net Assets#  .........      0.26%        0.31%        0.33%         0.34%
 Ratio of Net Investment Income to
   Average Net Assets#   ...........................      3.41%        3.33%        3.46%         2.38%
 Ratio of Expenses without waivers and assumption
   of expenses to Average Net Assets#   ............      0.26%        0.31%        0.34%         0.34%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets# ...      3.41%        3.33%        3.45%         2.38%


* Commencement of offering shares.

# Short periods have been annualized.

FUND OBJECTIVES AND
INVESTMENT APPROACH

-------------------
VISTA 100% U.S. TREASURY
SECURITIES MONEY MARKET FUND
The Fund's objective is to provide maximum current income consistent with maximum safety of principal and maintenance of liquidity.

The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. The Fund does not purchase securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and does not enter into repurchase agreements. Income on direct investments in U.S. Treasury securities is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less.


VISTA TREASURY PLUS MONEY
MARKET FUND
The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. In addition, the Fund will seek to enhance its yield by investing in repurchase agreements which are fully collateralized by obligations issued or guaranteed by the U.S. Treasury. The dollar weighted average maturity of the Fund will be 60 days or less.


VISTA FEDERAL MONEY
MARKET FUND
The Fund's objective is to provide current income consistent with preservation of capital and maintenance of liquidity.

The Fund invests primarily in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, and obligations issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government. Income on direct investments in U.S. Treasury securities and obligations of the agencies and instrumentalities in which the Fund invests is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less. Due to state income tax considerations, the Fund will not enter into repurchase agreements.

-----------------------------------

Shareholders of the above Funds that reside in a state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gains and other income, if any, when distributed will be subject to the state's income tax. See "How Dividends and Distributions are Made; Tax Information."

VISTA U.S. GOVERNMENT MONEY
MARKET FUND
The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Treasury, or agencies or instrumentalities of the U.S. Government, and in repurchase agreements collateralized by these obligations. The dollar weighted average maturity of the Fund will be 60 days or less.


VISTA CASH MANAGEMENT FUND
The Fund's objective is to provide maximum current income consistent with the preservation of capital and the maintenance of liquidity.

The Fund invests in high quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria;
(iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less.


VISTA PRIME MONEY
MARKET FUND
The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in high quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria;

(iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 60 days or less.


VISTA TAX FREE MONEY
MARKET FUND
The Fund's objective is to provide as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in a non-diversified portfolio of short-term, fixed rate and variable rate Municipal Obligations (as defined under "Additional Investment Policies of Vista Tax Free Money Market Fund"). As a fundamental policy, under normal market conditions the Fund will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). Although the Fund will seek to invest 100% of its assets in such Municipal Obligations, it reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation. The dollar weighted average maturity of the Fund will be 90 days or less.

COMMON INVESTMENT
POLICIES
--------
In lieu of investing directly, each Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the applicable Fund.

Each Fund seeks to maintain a net asset value of $1.00 per share.

The Funds invest only in U.S. dollar-denominated high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trust. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Funds invest may not earn as high a level of current income as long-term or lower quality securities.

The Funds purchase only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations.

Although each Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

Vista Tax Free Money Market Fund is classified as a "non-diversified" fund under federal securities law. This Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified. Each Fund other than the Vista Tax Free Money Market Fund is classified as a "diversified" fund under federal securities laws.

There can be no assurance that any Fund will achieve its investment objective.


OTHER INVESTMENT PRACTICES
The Funds may also engage in the following investment practices when consistent with their overall objectives and policies. These practices, and certain associated risks, are more fully described in the SAI.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Treasury Plus Money Market Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association
(GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.


REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD AND STAND-BY
COMMITMENTS. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Federal Money Market Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. Each Fund other than the Vista Tax Free Money Market Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. Each Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. Each Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, a Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.


BORROWINGS AND REVERSE REPURCHASE AGREEMENTS.

Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." Each Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. A Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STRIPS AND ZERO COUPON OBLIGATIONS. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". Vista Cash Management Fund, Vista Prime Money Market Fund and Vista Tax Free Money Market Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which Vista Tax Free Money Market Fund, Vista Cash Management Fund and Vista Prime Money Market Fund may invest include participation certificates and, in the case of Vista Cash Management Fund and Vista Prime Money Market Fund, certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, a Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, a Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate a Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt, and the Tax Free Fund would purchase such instruments based on opinions of bond counsel.

OTHER MONEY MARKET FUNDS.
Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 10% of its total assets in shares of other money market funds when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other money market funds.

PORTFOLIO TURNOVER. It is intended that the Funds will be fully managed by buying and selling securities, as well as holding securities to maturity. The frequency of the Funds' portfolio transactions will vary from year to year. In managing a Fund, the Fund's advisers will seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. More frequent turnover will generally result in higher transactions costs, including dealer mark-ups.


ADDITIONAL INVESTMENT
POLICIES OF VISTA CASH
MANAGEMENT FUND AND VISTA PRIME MONEY MARKET FUND
Vista Cash Management Fund and Vista Prime Money Market Fund may also invest in the following instruments, when consistent with their overall objectives and policies. These instruments, and certain associated risks, are more fully described in the SAI.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks (including their foreign branches) and foreign banks (including their U.S. branches). These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. Foreign bank obligations involve certain risks associated with foreign investing.

ASSET-BACKED SECURITIES.
Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables.

MUNICIPAL OBLIGATIONS. The Funds may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which they may invest. Dividends paid by these Funds that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

SECURITIES OF FOREIGN GOVERNMENTS AND SUPRANATIONAL AGENCIES.
The Funds intend to invest a substantial portion of their assets from time to time in securities of foreign governments and supranational agencies. The Funds will limit their investments in foreign government obligations to commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada. Obligations of supranational agencies, such as the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

CUSTODIAL RECEIPTS. The Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

ADDITIONAL INVESTMENT
POLICIES OF VISTA TAX FREE
MONEY MARKET FUND
The following provides additional information regarding the permitted investments of Vista Tax Free Money Market Fund. These investments, and certain associated risks, are more fully described in the SAI.

MUNICIPAL OBLIGATIONS.
"Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax).

Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term

Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. The Municipal Obligations in which the Fund invests may consist of municipal notes, municipal commercial paper and municipal bonds maturing or deemed to mature in 397 days or less.

The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

MUNICIPAL LEASE OBLIGATIONS. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. The Fund will limit its investments in non-appropriation leases to 10% of its assets. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.


LIMITING INVESTMENT RISKS
Specific regulations and investment restrictions help the Funds limit investment risks for their shareholders. These regulations and restrictions prohibit each Fund from: (a) with certain limited exceptions, investing more than 5% of its total assets in the securities of any one issuer (this limitation does not apply to the Vista Tax Free Money Market Fund or to U.S. Government Obligations held by the other Funds); (b) investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry (excluding U.S. Government Obligations, bank obligations and, for the Vista Tax Free Money Market Fund, obligations of states, cities, municipalities or other public authorities, as well as municipal obligations secured by bank letters of credit or guarantees). A complete description of these and other investment policies is included in the SAI. Except for each Fund's investment objective, restriction (c) above and investment policies designated as fundamental above or in the SAI, the Funds' investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.


RISK FACTORS
GENERAL. There can be no assurance that any Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Funds. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For a discussion of certain other risks associated with the Funds' additional investment activities, see "Other Investment Practices," "Additional Investment Policies of Vista Cash Management Fund and Vista Prime Money Market Fund" and "Additional Investment Policies of Vista Tax Free Money Market Fund."

VISTA CASH MANAGEMENT FUND AND VISTA PRIME MONEY MARKET FUND. These Funds are permitted to invest any portion of their assets in obligations of domestic banks (including their foreign branches), and in obligations of foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches), and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

VISTA TAX FREE MONEY MARKET FUND. This Fund may invest without limitation in Municipal Obligations secured by letters of credit or guarantees from U.S. banks (including their foreign branches), and may also invest in Municipal Obligations backed by foreign institutions. These investments are subject to the considerations discussed in the preceding paragraphs relating to Vista Cash Management Fund and Vista Prime Money Market Fund. Changes in the credit quality of banks or other financial institutions backing the Fund's Municipal Obligations could cause losses to the Fund and affect its share price. Credit enhancements which are supplied by foreign or domestic banks are not subject to federal deposit insurance.

This Fund is "non-diversified," which may make the value of its shares more susceptible to developments affecting issuers in which the Fund invest. In addition, more than 25% of the assets of the Fund may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments.

Because this Fund will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Fund is susceptible to factors affecting such states and their municipal issuers. A number of municipal issuers have a recent history of significant financial and fiscal difficulties. If a municipal issuer is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected.

Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.

MANAGEMENT
----------
THE FUNDS' ADVISERS

The Chase Manhattan Bank ("Chase") acts as investment adviser to each of the Funds under an Investment Advisory Agreement and has overall responsibility for investment decisions of each of the Funds, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to each of the Funds, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund other than the Vista Cash Management Fund and the Vista Tax Free Money Market Fund, under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for each of these Funds on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

Texas Commerce Bank, National Association ("TCB") is the sub-investment adviser to the Vista Cash Management Fund and the Vista Tax Free Money Market Fund under a Sub-Investment Advisory Agreement between Chase and TCB. TCB has been in the investment counselling business since 1987 and is ultimately controlled and owned by The Chase Manhattan Corporation. TCB makes investment decisions for the Vista Cash Management Fund and the Vista Tax Free Money Market Fund on a day-to-day basis. For these services, TCB is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. TCB is located at 600 Travis, Houston, Texas 77002.

HOW TO BUY, SELL
AND EXCHANGE SHARES

HOW TO BUY SHARES
Institutional Shares may be purchased through selected financial service firms, such as broker-dealer firms and banks ("Dealers") who have entered into a selected dealer agreement with the Funds' distributor on each business day during which the Federal Reserve Bank of New York and the New York Stock Exchange are open for business ("Fund Business Day"). Qualified investors are defined as institutions, trusts, partnerships, corporations, qualified and other retirement plans and fiduciary accounts opened by a bank, trust company or thrift institution which exercises investment authority over such accounts.

Institutional Shares are sold without a sales load at the net asset value next determined after the Vista Service Center receives your order in proper form on any Fund Business Day. To receive that day's dividend, the Vista Service Center or Dealer must generally receive your order prior to a Fund's Cut-off Time. The Funds' Cut-off Times (Eastern time) are as follows:


Vista 100% U.S. Treasury
    Securities Money Market
    Fund   ..................... Noon
Vista Tax Free Money Market
    Fund   ..................... Noon
Vista Federal Money Market
    Fund   ..................... 2:00 p.m.
Vista U.S. Government Money
    Market Fund  ............... 2:00 p.m.
Vista Cash Management Fund   ... 2:00 p.m.
Vista Prime Money Market Fund   .2:00 p.m.
Vista Treasury Plus Money
    Market Fund  ............... 4:00 p.m.

Each Fund reserves the right to set an earlier Cut-off Time on any Fund Business Day on which the Public Securities Association ("PSA") recommends an early close to trading on the U.S. Government securities market. Generally, such earlier Cut-off Time will be noon (Eastern time). The PSA is the trade association that represents securities firms and banks that underwrite, trade and sell debt securities, both domestically and internationally. Orders received for shares after a Fund's Cut-off Time and prior to 4:00 p.m., Eastern time on any Fund Business Day will not be accepted and executed on the same day except at the Funds' discretion. Orders received and not accepted after a Fund's Cut-off Time will be considered received prior to the Fund's Cut-off Time on the following Fund Business Day and processed accordingly. Orders for shares received and accepted prior to the Cut-off Times will be entitled to all dividends declared on that day. The Funds reserve the right to reject any purchase order.

All purchases of Institutional Shares must be paid for by federal funds wire. If federal funds are not received by the Vista Service Center by 4:00 Eastern time on the day of the purchase order, the order will be canceled. Any order received after the Cut-off Times noted above will not be accepted. Any funds received in connection with late orders will be invested on the next Fund Business Day.


Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.


Dealers may offer additional services to their customers, including customized procedures for the purchase and redemption of Institutional Shares, such as pre-authorized or systematic purchase and withdrawal programs, "sweep" checking programs, cash advances, automated access and direct demand deposit debit.


MINIMUM INVESTMENTS. Each Fund has established a minimum initial investment amount of $1,000,000 for the purchase of Institutional Shares. Shareholders must maintain an average account balance of $1,000,000 in the Institutional Shares of a Fund at all times. There is no minimum for subsequent investments.

HOW TO SELL SHARES
You may redeem all or any portion of the shares in your account on any Fund Business Day at the net asset value next determined after a redemption request in proper form is furnished by you to your Dealer and transmitted to and received by the Vista Service Center. A wire redemption may be requested by telephone to the Vista Service Center. For telephone redemptions, call the Vista Service Center at 1-800-622-4273.


In making redemption requests, the names of the registered shareholders on your account and your account number must be supplied. The price you receive is the next net asset value calculated after the Fund receives your request in proper form. In order to allow the advisers to most effectively manage the Funds, investors are urged to make redemption requests as early in the day as possible.

DELIVERY OF PROCEEDS.
Payment for redemption requests received in proper form prior to a Fund's Cut-off Time but no later than 2:00 p.m., Eastern time is normally made in federal funds wired to the redeeming shareholder on the same Fund Business Day. Payment for redemption requests received after the Cut-off Time or 2:00 p.m., Eastern time is normally made in federal funds wired to the redeeming shareholder on the next Fund Business Day. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

TELEPHONE REDEMPTIONS.
You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Funds. There is a $10.00 charge for each wire transaction. Unless an investor indicates otherwise on the account application, the Funds will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Funds with his or her account registration and address as it appears on the Funds' records.


The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither a Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, or contact your Dealer. The Telephone Redemption Privilege may be modified or terminated without notice.

SELLING SHARES THROUGH YOUR DEALER. Your Dealer must receive your request before the Cut-off Time for your Fund to receive that day's net asset value. Your representative will be responsible for furnishing all necessary documentation to the Vista Service Center.


INVOLUNTARY REDEMPTION OF ACCOUNTS. Each Fund may involuntarily redeem your shares if the aggregate net asset value of the shares of that Fund in your account is less than $1,000,000 due to redemptions. In the event of any such redemption, you will receive at least 60 days' notice prior to the redemption.



HOW TO EXCHANGE YOUR SHARES
You can exchange your shares for Institutional Shares of certain other Vista money market funds at net asset value and for certain classes of shares of the Vista non-money market funds at net asset value plus any applicable sales charge, subject to any minimum investment requirement. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference.


EXCHANGING BY PHONE. A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. Ask your investment representative or the Vista Service Center for prospectuses of other Vista Funds. Please read the prospectus carefully before investing and keep it for future reference. Shares of certain Vista Funds are not available to residents of all states.

EXCHANGE PARAMETERS. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Funds, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.




HOW THE FUNDS
VALUE THEIR SHARES
------------------
The net asset value of each class of shares of each Fund is currently determined daily as of 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of a Fund attributable to such class by the number of shares of such class outstanding at the time the determination is made. Effective with the anticipated introduction of a new automated share purchase program by certain Dealers, the net asset value of shares of each class of Funds available through the program will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day.

The portfolio securities of each Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Common Investment Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price a Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and the Funds will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of each Fund at intervals it deems appropriate to determine whether that Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.

HOW DIVIDENDS AND
DISTRIBUTIONS ARE MADE; TAX INFORMATION
---------------------------------------

The net investment income of each class of shares of each Fund is declared as a dividend to the shareholders each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that a Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash or by ACH to a pre-established bank account, dividends are distributed in the form of additional shares of the same share class. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Funds do not expect to realize net long-term capital gains.


Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund.


Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If a Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS.
All Fund distributions of net investment income will be taxable as ordinary income. Distributions by Vista Tax Free Money Market Fund of its tax-exempt interest income will not be subject to federal income tax. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which you reside. Any distributions of net capital gain which are designated as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long you have held your shares. The taxation of your distributions is the same whether received in cash or in shares through the reinvestment of distributions.


To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

Early in each calendar year the Funds will notify you of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the Funds. You should consult your tax adviser to determine the precise effect of an investment in the Funds on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION
CONCERNING THE FUNDS
--------------------
ADMINISTRATOR
Chase acts as the Funds' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Fund's average daily net assets.


SUB-ADMINISTRATOR AND
DISTRIBUTOR
Vista Fund Distributors, Inc. ("VFD") acts as the Funds' sub-administrator and distributor. VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. For the sub-administrative services it performs, VFD is entitled to receive a fee from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at One Chase Manhattan Plaza, Third Floor, New York, New York 10081.


For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their won expense, provide gifts, such as computer software packages, guides and books related to investment of additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.

Chase and its affiliates and the Vista Family of Funds, affiliates, agents and subagents may exchange among themselves ant others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.



CUSTODIAN

Chase acts as the Fund's custodian and fund accountant and receives compensation under an agreement with the Trust. Securities and cash of each Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.



EXPENSES
Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

ORGANIZATION AND DESCRIPTION OF SHARES
Each Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of a Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.


Each Fund issues multiple classes of shares. This Prospectus relates only to Institutional Shares of the Funds. Institutional Shares may be purchased only by qualified investors. See "How to Buy, Sell and Exchange Shares." The Funds offer other classes of shares in addition to these classes and may determine not to offer certain classes of shares. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of a Fund's shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-622-4273 to obtain additional information about other classes of shares of the Funds that are offered. Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation with respect to one class of shares over another.


The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.



PERFORMANCE INFORMATION
-----------------------
Each Fund may advertise its annualized "yield" and its "effective yield." Annualized "yield" is determined by assuming that income generated by an investment in a Fund over a stated seven-day period (the "yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

Vista Tax Free Money Market Fund may also quote a "tax equivalent yield," the yield that a taxable money market fund would have to generate in order to produce an after-tax yield equivalent to the tax free fund's yield. The tax equivalent yield of the Vista Tax Free Money Market Fund can then be compared to the yield of a taxable money market fund. Tax equivalent yields can be quoted on either a "yield" or "effective yield" basis.

Investment performance may from time to time be included in advertisements about the Funds. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio, each Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with each Fund's investment objective and policies. These factors should be considered when comparing each Fund's investment results to those of other mutual funds and investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. Each Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392


TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105


LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[CHASE VISTA LOGO]
P.O. Box 419392
Kansas City, MO 64141-6392



                                                                  VINS-1-1297

                               [CHASE VISTA LOGO]

                                  PROSPECTUS
                         VISTA(SM) TAX FREE INCOME FUND
                                    CLASS A

                           INVESTMENT STRATEGY: INCOME


                                                      December 29, 1997

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its December 29, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call Chase Global Funds Services Company at 1-800-344-3092. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                          TABLE OF CONTENTS




Expense Summary  ..................................................................  3
 The expenses you might pay on your Fund investment, including examples
Financial Highlights   ............................................................  4
 How the Fund has performed
Fund Objectives  ..................................................................  6
Investment Policies ...............................................................  6
 The kinds of securities in which the Fund invests, investment policies and techniques, and risks
Management ........................................................................ 12
 Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the
  Fund's sub-adviser, and the individuals who manage the Fund
About Your Investment  ............................................................ 13
 Alternative sales arrangements
How to Buy, Sell and Exchange Shares  ............................................. 13
How the Fund Values its Shares  ................................................... 20
How Distributions Are Made; Tax Information ....................................... 21
 How the Fund distributes its earnings, and tax treatment related to those earnings
Other Information Concerning the Fund ............................................. 22
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization
Performance Information   ......................................................... 26
 How performance is determined, stated and/or advertised

                                EXPENSE SUMMARY


Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund and is, except as described below, based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.





                                                                                         Class A
                                                                                          Shares
                                                                                         --------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) ................................................    4.50%
Maximum Deferred Sales Charge (as a percentage of the lower of original purchase price
  or redemption proceeds) ............................................................      None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Investment Advisory Fee (after estimated waiver)* ....................................    0.14%#
12b-1 Fee (after estimated waiver)* **   .............................................    0.00%#
Shareholder Servicing Fee (after estimated waiver)*  .................................    0.11%#
Other Expenses   .....................................................................    0.50%#
                                                                                         --------
Total Fund Operating Expenses (after waiver of fee)* .................................    0.75%#
                                                                                         ========


Examples


Your investment of $1,000 would
incur the following expenses,
assuming 5% annual return:        1 Year     3 Years     5 Years     10 Years
                                  -------    --------    --------    --------
Class A Shares+ ...............   $52        $68         $85         $134



  * Reflects current waiver arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the Investment Advisory Fee, 12b-1 Fee and Shareholder Servicing Fee would be 0.30%, 0.25% and 0.25%, respectively, and Total Fund Operating Expenses would be 1.30%.
  ** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
   # Restated from most recent fiscal year to reflect current waiver arrangements.
   + Assumes deduction at the time of purchase of the maximum sales charge.



The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Class A Share. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information in the table below, have been audited by Price Waterhouse LLP, independent accountants, located at 1177 Avenue of the Americas, New York, New York 10036, whose report is included in the Annual Report to Shareholders.






                           VISTA TAX FREE INCOME FUND

--------------------------------------------------------------------------------


                                                                             Class A
                                                   ---------------------------------------------------------
                                                     Year          Year          Year          11/1/93
                                                     ended         ended         ended         through
                                                    8/31/97        8/31/96       8/31/95       8/31/94+
                                                   ----------     --------      ----------     --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period   .........    $   11.84     $ 11.85        $   11.70      $ 12.70
                                                   ----------     --------      ----------     --------
Income from Investment Operations:
 Net Investment Income  ........................        0.579       0.580            0.585        0.475
 Net Gains or (Losses) in Securities
  (both realized and unrealized) ...............        0.484      (0.007)           0.147       (0.847)
                                                   ----------     --------      ----------     --------
Total from Investment Operations ...............        1.063       0.573             .732       (0.372)
Less Distributions:
 Dividends from net investment income  .........        0.583       0.583            0.582        0.475
 Distributions from capital gains   ............           --          --               --        0.153
                                                   ----------     --------      ----------     --------
Total Distributions  ...........................        0.883       0.583            0.582        0.628
                                                   ----------     --------      ----------     --------
Net Asset Value, End of Period   ...............    $   12.32     $ 11.84        $   11.85      $ 11.70
                                                   ==========     ========      ==========     ========
Total Return(1)   ..............................         9.14%       4.88%            6.53%       (2.99%)
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)  ......    $  63,729     $70,480        $  88,783      $98,054
 Ratio of Expenses to Average NetAssets   ......         0.90%       0.90%            0.85%        0.58%#
 Ratio of Net Investment Income to
 Average Net Assets  ...........................         4.78%       4.83%            5.07%        4.75%#
 Ratio of Expenses without waivers and
  assumption of expenses to Average Net
  Assets .......................................         1.29%       1.46%            1.47%        1.29%#
 Ratio of Net Investment Income without
  waivers and assumption of expenses to
  Average Net Assets ...........................         4.39%       4.27%            4.45%        4.04%#
Portfolio Turnover Rate ........................          147%        210%             233%         258%

                                                                          Class A
                                                   ----------------------------------------------------
                                                                         Year Ended
                                                   ----------------------------------------------------
                                                    10/31/93      10/31/92       10/31/91      10/31/90
                                                   ----------     --------      ----------     --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period   .........    $   11.52     $ 11.12        $   10.43      $ 10.58
                                                   ----------     --------      ----------     --------
Income from Investment Operations:
 Net Investment Income  ........................        0.662       0.731            0.727        0.723
 Net Gains or (Losses) in Securities
  (both realized and unrealized) ...............        1.412       0.556            0.693       (0.094)
                                                   ----------     --------      ----------     --------
Total from Investment Operations ...............        2.074       1.287            1.420        0.629
Less Distributions:
 Dividends from net investment income  .........        0.662       0.731            0.726        0.726
 Distributions from capital gains   ............        0.237       0.156               --        0.055
                                                   ----------     --------      ----------     --------
Total Distributions  ...........................        0.899       0.887            0.726        0.781
                                                   ----------     --------      ----------     --------
Net Asset Value, End of Period   ...............    $   12.70     $ 11.52        $   11.12      $ 10.43
                                                   ==========     ========      ==========     ========
Total Return(1)   ..............................        18.72%      11.99%           13.98%        6.18%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)  ......    $  83,672     $17,548        $   5,425      $ 3,973
 Ratio of Expenses to Average NetAssets   ......         0.23%       0.00%            0.04%        0.12%
 Ratio of Net Investment Income to
 Average Net Assets  ...........................         5.25%       6.26%            6.71%        6.86%
 Ratio of Expenses without waivers and
  assumption of expenses to Average Net
  Assets .......................................         1.20%       2.34%            4.04%        2.50%
 Ratio of Net Investment Income without
  waivers and assumption of expenses to
  Average Net Assets ...........................         4.28%       3.92%            2.71%        4.48%
Portfolio Turnover Rate ........................          149%        266%             211%          89%





                                                               Class A
                                                   ----------------------------------------
                                                              Year Ended          9/4/87*
                                                   -----------------------------    to
                                                    10/31/89      10/31/88       10/31/87
                                                   ----------     --------      ----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period   .........    $   10.63     $ 10.08        $   10.00
                                                   ----------     --------      ----------
Income from Investment Operations:
 Net Investment Income  ........................        0.756       0.738            0.059
 Net Gains or (Losses) in Securities
  (both realized and unrealized) ...............        0.006       0.603            0.021
                                                   ----------     --------      ----------
Total from Investment Operations ...............        0.762       1.341            0.080
Less Distributions:
 Dividends from net investment income  .........        0.759       0.791               --
 Distributions from capital gains   ............        0.053          --               --
                                                   ----------     --------      ----------
Total Distributions  ...........................        0.812       0.791               --
                                                   ----------     --------      ----------
Net Asset Value, End of Period   ...............    $   10.58     $ 10.63        $   10.08
                                                   ==========     ========      ==========
Total Return(1)   ..............................         7.48%      13.83%            5.41%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)  ......    $   3,196     $ 1,197        $     101
 Ratio of Expenses to Average NetAssets   ......         0.00%       0.00%            0.00%
 Ratio of Net Investment Income to
 Average Net Assets  ...........................         7.06%       7.50%            7.35%
 Ratio of Expenses without waivers and
  assumption of expenses to Average Net
  Assets .......................................         2.50%       2.00%            2.00%
 Ratio of Net Investment Income without
  waivers and assumption of expenses to
  Average Net Assets ...........................         4.56%       5.50%            5.35%
Portfolio Turnover Rate ........................          257%        422%              94%


     ---------------
*   Commencement of operations.
+   In 1994 the Tax Free Income
    Fund changed its fiscal year-end from October 31 to August 31.
(1) Total returns
    are calculated before taking into account effect of 4.50% sales charge.
#   Short periods less than one year have been annualized.

FUND OBJECTIVES
---------------
Vista Tax Free Income Fund seeks to provide monthly dividends which are excluded from gross income for federal tax purposes, as well as to protect the value of its shareholders' investment, by investing primarily (i.e., at least 80% of its assets under normal conditions) in Municipal Obligations. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.



INVESTMENT POLICIES
-------------------
INVESTMENT APPROACH

The Fund invests primarily in Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation.

The Fund's investments may include, among other instruments, fixed, variable or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps. The Fund's Municipal Obligations will be rated at time of purchase at least in the category Baa, MIG-3 or VMIG-3 by Moody's Investors Service, Inc. ("Moody's"), or BBB or SP-2 by Standard & Poor's Corporation ("S&P"), or BBB or FIN-3 by Fitch Investors Service, Inc. ("Fitch") or comparably rated by another national rating organization, or, if unrated, considered by the Fund's advisers to be of comparable quality.

There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security. The Fund's advisers may adjust the average maturity of the Fund's portfolio based upon their assessment of the relative yields available on securities of different maturities and their expectations of future changes in interest rates.

The Fund is classified as a "non-diversified" fund under federal securities law. The Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified.

For temporary defensive purposes, the Fund may invest without limitation in high quality money market instruments and repurchase agreements, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes.

In lieu of investing directly, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

WHO MAY WANT TO INVEST
The Fund may be most appropriate for investors who . . .
[bullet] Are seeking monthly tax-free income exempt from federal income tax [bullet] Are investing for mid- to long-term investment goals
[bullet] Own or plan to own other types of investments for diversification purposes
[bullet] Can assume bond market (i.e., interest rate) risk

The Fund may NOT be appropriate for investors who are unable to tolerate any up and down price changes, are investing for shorter-term goals or who are in need of higher growth potential.



MUNICIPAL OBLIGATIONS
"Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.



From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.
MUNICIPAL LEASE OBLIGATIONS. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.



OTHER INVESTMENT PRACTICES

The Fund may also engage in the following investment practices when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

MONEY MARKET INSTRUMENTS.
The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.


U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


REPURCHASE AGREEMENTS AND FORWARD AND STAND-BY COMMITMENTS. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.


BORROWINGS AND REVERSE REPURCHASE AGREEMENTS.

The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as

"leveraging". The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.


STRIPS AND ZERO COUPON OBLIGATIONS. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt, and the Fund would purchase such instruments based on opinions of bond counsel.

INVERSE FLOATERS AND INTEREST RATE CAPS. The Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates, and will be more volatile in response to interest rates changes than that of a fixed-rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal securities which do not include such a structure.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.


DERIVATIVES AND RELATED INSTRUMENTS. The Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase its income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. The Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward interest rate contracts; and
(iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other instruments.

There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Fund is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Fund. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.


PORTFOLIO TURNOVER. The frequency of the Fund's buy and sell transactions will vary from year to year. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Fund to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information."



LIMITING INVESTMENT RISKS
Specific investment restrictions help the Fund limit investment risks for its shareholders. These restrictions prohibit the Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry (this would apply to municipal obligations backed only by the assets and revenues of nongovernmental users, but excludes obligations of states, cities, municipalities or other public authorities). A complete description of these and other investment policies is included in the SAI. Except for the Fund's investment objective, restriction (b) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.


RISK FACTORS
Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates. For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices" and "Municipal Obligations."

Because the Fund will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Fund is susceptible to factors affecting such states and their municipal issuers. A number of municipal issuers have a recent history of significant financial and fiscal difficulties. If an issuer in which the Fund invests is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected. See the SAI for further information.

Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.

The Fund may invest up to 25% of its total assets in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. The dependence on banking institutions may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in the banking industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Obligations backed by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

Because the Fund is "non-diversified," the value of its shares is more susceptible to developments affecting issuers in which the Fund invests. In addition, more than 25% of the Fund's assets may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments.


MANAGEMENT
----------
THE FUND'S ADVISERS

The Chase Manhattan Bank ("Chase") acts as the Fund's investment adviser under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.30% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the Fund's sub-investment adviser under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.15% of the Fund's average daily net assets. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.



Pamela Hunter, Vice President of Chase, has been responsible for the day-to-day management of the Fund since its inception in 1987. Ms. Hunter is part of a team providing fixed income strategy and product development. Ms. Hunter has been employed at Chase (including its predecessors) since 1980.



ABOUT YOUR INVESTMENT
---------------------
CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any sales charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."



HOW TO BUY, SELL
AND EXCHANGE SHARES
-------------------
PURCHASE OF SHARES
The minimum initial investment by a shareholder is $2,500, including IRAs and Keoghs. There is no minimum for additional investments. The Fund reserves the right, in its sole discretion, to reject any purchase order or cease offering shares for purchase at any time. No share certificates will be issued unless requested in writing. Subscriptions for shares are subject to acceptance by the Fund and are not binding until accepted.

Purchase by Mail: Shares of the Fund may be purchased by sending a completed Application (included with this Prospectus or obtainable from the Fund) to Gintel Group, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798, accompanied by a check payable to "Gintel Group" in payment for the shares. Applications sent to the Fund will be forwarded to Chase Global Funds Services Company and will not be effective until received by Chase Global Funds Services Company. Special forms are required for IRA and Keogh subscriptions and may be obtained by contacting the Fund. When purchases are made by check, redemptions will not be allowed until of the purchase check clears, which may take 15 calendar days or longer. In addition, the redemption or shares purchased through Automated Clearing House (ACH) will not be allowed until the payment clears, which may take 7 business days or longer. In the event a check used to pay for shares is not honored by a bank, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by the Fund.


Purchase by Exchange: Shares of the Fund may be exchanged for shares of any other fund within the Gintel Group, to the extent such shares are offered for sale in the investor's state of residence. Before any exchange, an investor must obtain and should carefully review a copy of the current prospectus of the fund into which he or she wishes to exchange and should retain such copy for future reference. When opening an account by exchange, the new account must be established with the same name(s), address, and tax identification number as the other account and must meet that fund's minimum initial investment and other eligibility requirements. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. If an investor wishes to use the exchange feature, he or she should consult his or her investment representative or Chase Global Funds Services Company to determine if the feature is available and whether any other conditions are imposed on its use. The discussion of the exchange feature in this Prospectus supersedes the discussion of the exchange privileges in the SAI for investors purchasing shares through the Gintel Group. Purchase by exchange may be executed by either mail or telephone but in every instance must comply with the purchase and redemption procedures set forth in the Prospectus. Neither Chase Global Funds Services Company nor the Fund will be liable for acting upon such instructions, regardless of the authority or absence thereof of the person giving the instructions, or for any loss, expense, or cost arising out of any exchange by telephone, whether or not properly authorized and directed. An investor will bear the risk of loss. The staff of the Securities and Exchange Commission is currently examining whether such responsibilities may be disclaimed. The accuracy of telephone transactions should be verified immediately upon the receipt of confirmation statement.

Purchase by Wire: Investors may purchase shares by wire by first telephoning Chase Global Funds Services Company at 1-800-344-3092 for instructions and wire control number and subsequently wiring Federal funds and registration instructions to:

                            The Chase Manhattan Bank

                               New York, NY 10003

                                ABA# 0210-0002-1

                             F/B/O The Gintel Group

                              Acct. # 910-2-732980

                           Ref: Tax Free Income Fund

                                Account Number

                           ------------------------
                                 Account Name:

                          --------------------------
Purchase by Automatic Investment: Investors may purchase shares on a regular basis, (the first, the fifteenth, or the first and fifteenth of each month), by automatically transferring a specified dollar amount ($100 minimum) from their regular checking or NOW account to their specified Gintel Group Account. Special forms are required for this automatic investment plan and may be obtained by contacting the Fund. Existing shareholders may begin the plan at any time by sending a signed letter with signature guarantee and a deposit slip or voided check.


ADDITIONAL INVESTMENTS
An investor may add to his or her account by purchasing additional shares of the same class of the Fund's shares by mailing a check to the Gintel Group (payable to "Gintel Group") at its address set forth above under "Purchases by Mail" or by wiring funds to the Fund's custodian using the procedures set forth above under "Purchases by Wire." It is important that the account number, account name and the Fund and class of shares to be purchased are specified on the check or wire to ensure proper crediting to the investor's account.


PROCESSING OF PURCHASE ORDERS

Shares are purchased at the public offering price, which is based on the net asset value next determined after the Fund's distributor receives an order in proper form. In most cases, in order for an investor to receive that day's public offering price, Chase Global Funds Services Company must generally receive the purchase order in proper form prior to the close of regular trading on the New York Stock Exchange. If an investor buys shares through his or her investment representative, the representative must have received the order before the close of regular trading on the New York Stock Exchange in order to receive that day's public offering price. Orders are in proper form only after funds are converted to Federal Funds. Orders paid by check and received before 2:00 p.m. will generally be available for the purchase of shares the following Fund Business Day.


Confirmed purchases will be done only at the discretion of the Investment
Advisor.

Purchase of shares of the Fund may also be made through registered securities dealers who have entered into selected dealer agreements with the Distributor. A dealer who agrees to process an order on behalf of an investor may charge the investor a fee for this service.

The offering price of each Fund share is the net asset value per share next computed after the subscriber's application is received by Chase Global Funds Services Company. The net asset value per share is determined by dividing the market value of the Fund's securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. The Fund will determine net asset value of its shares on each "Fund Business Day", which is any day the New

York Stock Exchange is open for business exclusive of national holidays.

All ordinary income dividends and capital gains distributions are automatically reinvested at net asset value unless the Chase Global Funds Services Company receives written notice from a shareholder at least 30 days prior to the record date requesting that the distributions and dividends be distributed to the investor in cash.

CLASS A SHARES
The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.



                                        Sales charge as a
                                         percentage of:
                                      ---------------------     Amount of sales charge
Amount of transaction at              Offering  Net amount     reallowed to dealers as a
offering price($)                      Price      price        percentage of offering price
-----------------------------------   --------  ----------     ----------------------------
Under 100,000 .....................    4.50        4.71                    4.00
100,000 but under 250,000 .........    3.75        3.90                    3.25
250,000 but under 500,000 .........    2.50        2.56                    2.25
500,000 but under 1,000,000  ......    2.00        2.04                    1.75

There is no initial sales charge on purchases of Class A shares of $1 million or more.

The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

GENERAL

You may be eligible to buy Class A shares at reduced sales charges. Consult your investment representative or Chase Global Funds Services Company for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the enclosed application and in the SAI. For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares and are opening or adding to a Vista prototype IRA with a transfer of assets or rollover from a qualified plan. If you use such redemption proceeds to open or add to a Vista prototype IRA, the Fund's distributor will pay broker-dealers commissions on the net sales of Class A shares at the rate of 1%. In addition, sales charges are waived if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares, and on which you paid a front-end or contingent deferred sales charge.

Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Vista and non-Vista mutual funds. With Board of Trustee approval, the money that is invested in Vista Funds may be combined with the other mutual funds in the same program when determining the Plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.

The Fund may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista Fund shares), financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.

For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are investing the proceeds of an IRA for which the Chase Manhattan Bank or its designee serves as trustee or custodian. No initial sales charge will apply to the purchase of the Fund's Class A shares if you are investing the proceeds of a qualified retirement plan where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of Class A shares of the Fund may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

Investors may incur a fee if they effect transactions through a broker or agent.

Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's distributor.


The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company.

The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.


REDEMPTION OF SHARES
Upon receipt by Chase Global Funds Services Company of a request in proper form, the Fund will redeem shares at its next determined net asset value. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase. The Fund will forward redemption payments only on shares for which it has collected payment.

Redemption by Mail: Shares may be redeemed by sending a written redemption request to Gintel Group, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Any written request sent to the Fund will be forwarded to Chase Global Funds Services Company and the effective date of the redemption request will be when the request is received in proper form by Chase Global Funds Services Company. The redemption value of each Fund share is the net asset value per share next computed after the redemption request is received in proper form. In order to receive that day's net asset value, Chase Global Funds Services Company must receive an investor's request before the close of regular trading on the New York Stock Exchange. Where share certificates have been issued, a shareholder must endorse the certificates and include them in the redemption request. "Proper form" means that the request for redemption must include the following:

1. A letter of instruction specifying the Fund name, the account number, and the number of shares or the dollar amount to be redeemed and signed by all registered owners exactly as their names appear on the account.

2. Signatures must be guaranteed by an eligible guarantor institution as described in Rule 17Ad-15 under the Securities and Exchange Act of 1934. Such institutions include banks, brokers, securities dealers, credit unions, securities exchanges, clearing agencies and savings associations. On and after August 24, 1992, the eligible guarantor institution must be a participant in a recognized signature guarantee program such as the STAMP program of the Securities Transfer Association. Until August 24, 1992, eligible guarantor institutions previously approved by Chase Global Funds Services Company (commercial banks and members of domestic stock exchanges) will continue to be approved. Eligible guarantor institutions not previously approved by Chase Global Funds Services Company and not yet members of a recognized signature guarantee program, must make application to that company. For complete information or a copy of Chase Global Funds Services Company's signature guarantee Standards, Procedures and Guidelines, please contact the Transfer Agent at (800) 344-3092. A notary public is not an acceptable guarantor.

3. Other supporting legal documents, if required, in the case of estates, trusts, guardianships, corporations, pension and profit sharing plans and other organizations. Shareholders should contact Chase Global Funds Services Company,
(800) 344-3092, to obtain further information on the specific documentation required.

Payment will be made for redeemed shares as soon as practicable, but generally no later than five business days after proper receipt of redemption notification. Payment will be made by check, unless a shareholder arranges for the proceeds of redemption requests to be sent by Federal fund wire to a designated bank account, in which case a wire charge (currently $8.00 per wire) will be deducted from the account. Shareholders should contact Chase Global Funds Services Company, (800) 344-3092, to obtain further information on this service and the related charges.

Redemption by Telephone: Shareholders who authorize telephone redemptions in the Application may redeem shares by telephone instructions to Chase Global Funds Services Company which will wire or mail the proceeds of redemptions to the bank and bank account number specified in the Application or mail the proceeds to the address of record, except that telephone redemptions of less than $1000 will be mailed. Redemptions of $1000 or more will be charged a wire fee (currently $8.00 per wire) which will be deducted from the account. Any change in the bank account specified in the Application must be made in writing with a signature guarantee as described above for redemptions by mail. If an investor selects a telephone redemption privilege, the investor authorizes Chase Global Funds Services Company to act on telephone instructions from any person representing himself or herself to be the investor or the investor's investment representative and reasonably believed by Chase Global Funds Services Company to be genuine. The Fund will require Chase Global Funds Services Company to employ reasonable procedures, such as requiring a form of personal identification, to confirm that the instructions are genuine and, if it does not follow such procedures, the Fund may be liable for losses due to unauthorized or fraudulent requests. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents nor Chase

Global Funds Services Company will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult Chase Global Funds Services Center at (800)-344-3092. The telephone redemption privilege may be modified or terminated without notice.

Automatic Redemptions: A shareholder who owns shares of the Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. The Shareholder may request a declining balance withdrawal, a fixed dollar withdrawal, a fixed share withdrawal, or a fixed percentage withdrawal (based on the current value of the account) on a monthly, quarterly, semiannual or annual basis. When a shareholder reaches age 591/2 and begins to receive distributions from an IRA or other retirement plan invested in the Fund, the shareholder can arrange to have a regular monthly or quarterly redemptions made under Systematic Withdrawal Plan. In this case it is not necessary for the account value to be $10,000 or more. Further Information on establishing a Systematic Withdrawal Plan may be obtained by calling the Fund.


PROCESSING OF REDEMPTION ORDERS
The Fund generally sends payment for an investor's shares on the business day after the investor's request is received in proper form, assuming that the Fund has collected payment of the purchase price of such investor's shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

Sales of shares of the Fund may also be made through registered securities dealers who have entered into selected dealer agreements with the Distributor. A dealer who agrees to process an order on behalf of an investor may charge the investor a fee for this service.

With the exception of IRA or Keogh accounts, the Fund reserves the right to close an investor's account if the account has dropped below $500 in value for a period of three months or longer other than as a result of a decline in the net asset value per share or if an investor purchases through an automatic investment plan and fails to meet the Fund's investment minimum within a twelve-month period. Shareholders are notified at least 60 days prior to any proposed redemption and invited to add to their account if they wish to continue as a shareholder of the Fund; however the Fund does not presently contemplate making such redemptions.

Confirmed redemptions will be done only at the discretion of the Investment Advisor.



HOW THE FUND
VALUES ITS SHARES
-----------------
The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of the Fund, by dividing the net assets of the Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Fund are determined on the basis of their market or other fair value, as described in the SAI.



HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION
-------------------------------------------
The Fund declares dividends daily and distributes any net investment income at least monthly. The Fund distributes any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.


You can choose from three distribution options: (1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. You can change your distribution option by notifying Chase Global Funds Services Company in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

If a check representing a Fund distribution is not cashed within a specified period, Chase Global Funds Services Company will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund. If Chase Global Funds Services Company does not receive your election, the distribution will be reinvested in the Fund. Similarly, if the Fund or Chase Global Funds Services Company sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS.


Distributions by the Fund of its tax-exempt interest income will not be subject to federal income tax. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which the shareholder resides.

All other Fund distributions of net investment income will be taxable as ordinary income. Any distributions of net capital gain which are designated as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long you have held the shares. The taxation of your distributions will be the same whether received in cash or in shares through the reinvestment of distributions.


You should carefully consider the tax implications of purchasing shares just prior to a distribution. This is because you will be taxed on the entire amount of the taxable distribution received, even though the net asset value per share will be higher on the date of such purchase as it will include the distribution amount.



Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.


The above is only a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).




OTHER INFORMATION
CONCERNING THE FUND
-------------------
DISTRIBUTION PLAN

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule 12b-1 distribution plans for Class A shares which provide for the payment of distribution fees at annual rates of up to 0.25% of the average daily net assets attributable to Class A shares of the Fund. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A Shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A shares may also benefit the Fund's other shares and other Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified targets for one or more Vista Funds. These incentives may include gifts of up to $100 per person annually, an occassional meal, ticket to a sporting event or theater for entertainment for broker dealers and their guests; and payment or reimbursements for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. In some instances, such cash compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Vista Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.



SHAREHOLDER SERVICING AGENTS

The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A shares of the Fund. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

Shareholder servicing agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.

For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.

Chase may from time to time, at its own expense, provide compensation to certain selected dealers for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such selected dealers. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase.


Chase and its affiliates and the Vista Family of Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.



ADMINISTRATOR AND SUB-ADMINISTRATOR
Chase act as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.

VFD provides certain sub-administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at One Chase Manhattan Plaza, Third Floor, New York, New York 10081.




CUSTODIAN
Chase acts as the Fund's custodian and fund accountant and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.




TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc. located at 210 W. 10th Street, Kansas City, MO 64105 serves as the Fund's transfer agent and dividend paying agent.


EXPENSES
The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND
DESCRIPTION OF SHARES

The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Fund issues multiple classes of shares. This Prospectus relates to Class A shares of the Fund. The Fund may offer other classes of shares in addition to these classes and may determine not to offer certain classes of shares. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of the Fund's shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-344-3092 to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.


The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.



UNIQUE CHARACTERISTICS OF MASTER/FEEDER
---------------------------------------
FUND STRUCTURE
--------------
Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Portfolio"). In that event, a shareholder's interest in the Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to the Fund, a Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Portfolio on the same terms and conditions and would pay a proportionate share of such Portfolio's expenses. However, other investors in a Portfolio would not be required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Fund should be aware that these differences may result in differences in returns experienced in the different funds that invest in a Portfolio. Such differences in return are also present in other mutual fund structures.

Smaller funds investing in a Portfolio could be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund were to withdraw from a Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio could become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Portfolio could have effective voting control of such Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Portfolio, the Trust would hold a meeting of shareholders of the Fund and would cast all of its votes in the same proportion as did the Fund's shareholders. Shares of the Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Portfolio's objective, policies or restrictions might require the Trust to withdraw the Fund's interest in such Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

State securities regulations generally would not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of a Portfolio absent the adoption of procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Fund will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

If the Fund invests all of its investable assets in a Portfolio, investors in the Fund will be able to obtain information about whether investment in the Portfolio might be available through other funds by contacting the Fund at 1-800-622-4273. In the event the Fund adopts a master/feeder structure and invests all of its investable assets in a Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.



PERFORMANCE INFORMATION
-----------------------
The Fund's investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares, as described in the SAI. "Yield" for each class of shares is calculated by dividing the annualized net investment income calculated pursuant to federal rules per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period. "Effective yield" is the "yield" calculated assuming the reinvestment of income earned, and will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment. "Tax equivalent yield" is the yield that a taxable fund would have to generate in order to produce an after-tax yield equivalent to the Fund's yield. The tax equivalent yield of the Fund can then be compared to the yield of a taxable fund. Tax equivalent yields can be quoted on either a "yield" or "effective yield" basis.

"Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price. Total return may also be presented for other periods or without reflecting sales charges. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.

All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

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


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

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

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392


TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105


LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036


[CHASE VISTA LOGO]
P.O. Box 419392
Kansas City, MO 64141-6392

                               [CHASE VISTA LOGO]

                                VISTA(SM) SHARES

                                  PROSPECTUS
                     VISTA(SM) 100% U.S. TREASURY SECURITIES
                               MONEY MARKET FUND
                    VISTA(SM) TREASURY PLUS MONEY MARKET FUND
                       VISTA(SM) FEDERAL MONEY MARKET FUND
                   VISTA(SM) U.S. GOVERNMENT MONEY MARKET FUND
                         VISTA(SM) CASH MANAGEMENT FUND
                      VISTA(SM) TAX FREE MONEY MARKET FUND
                  VISTA(SM) NEW YORK TAX FREE MONEY MARKET FUND
                 VISTA(SM) CALIFORNIA TAX FREE MONEY MARKET FUND

                       INVESTMENT STRATEGY: CURRENT INCOME


December 29, 1997

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in their December 29, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


Investments in the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.


THE VISTA TAX FREE, NEW YORK TAX FREE AND CALIFORNIA TAX FREE MONEY MARKET FUNDS MAY EACH INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER; ACCORDINGLY, AN INVESTMENT IN THESE FUNDS MAY BE RISKIER THAN INVESTMENTS IN OTHER TYPES OF MONEY MARKET FUNDS.

                                TABLE OF CONTENTS


Expense Summary  ............................................................  4
 The expenses you pay on your Fund investment, including examples
Financial Highlights   ......................................................  6
 The Funds' financial history
Fund Objectives and Investment Approach
 Vista 100% U.S. Treasury Securities Money Market Fund  ..................... 20
 Vista Treasury Plus Money Market Fund   .................................... 20
 Vista Federal Money Market Fund   .......................................... 20
 Vista U.S. Government Money Market Fund .................................... 21
 Vista Cash Management Fund  ................................................ 21
 Vista Tax Free Money Market Fund  .......................................... 21
 Vista New York Tax Free Money Market Fund  ................................. 22
 Vista California Tax Free Money Market Fund   .............................. 22
Common Investment Policies   ................................................ 23
Management    ............................................................... 30
 Chase Manhattan Bank, the Funds' adviser; Chase Asset Management and Texas
  Commerce Bank, the Funds' sub-advisers
How to Buy, Sell and Exchange Shares  ....................................... 31
How the Funds Value Their Shares   .......................................... 35
How Dividends and Distributions Are Made; Tax Information  .................. 36
 How the Funds distribute their earnings, and tax treatment related to those earnings
Other Information Concerning the Funds   .................................... 37
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization
Performance Information   ................................................... 40
 How performance is determined, stated and/or advertised

                                EXPENSE SUMMARY


Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in a Fund and is, except as described below, based on expenses incurred in the most recent fiscal year by each Fund. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.


The table is provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that a Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table below, may be incurred directly by customers of financial institutions in connection with an investment in a Fund. The Funds understand that Shareholder Servicing Agents may credit the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund with respect to those accounts. See "Other Information Concerning the Funds."
--------------------------------------------------------------------------------


                                                                               Vista
                                                                              100% U.S.         Vista
                                                                              Treasury         Treasury
                                                                             Securities      Plus Money
                                                                                Money           Market
                                                                             Market Fund         Fund
                                                                            -------------     -----------
                                                                                Vista            Vista
                                                                                Shares           Shares
                                                                            -------------     -----------
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Investment Advisory Fee (after estimated waiver of fee, where
 indicated) ...............................................................      0.10%             0.10%
12b-1 Fee ** (after estimated waiver of fee, where indicated)  ............      0.08%*#           0.10%
Shareholder Servicing Fee (after estimated waiver of fee, where
 indicated) ...............................................................      0.30%*#           0.28%*#
Other Expenses (after estimated waiver of fee, where indicated)   .........      0.11%*#           0.11%*#
Total Fund Operating Expenses (after waivers of fees, where indicated)   ..      0.59%*            0.59%*
EXAMPLES
Your investment of $1,000 would incur the following expenses, assuming 5% annual return:
1 year   ..................................................................     $   6             $   6
3 years  ..................................................................        19                19
5 years  ..................................................................        33                33
10 years ..................................................................        74                74

                                       4

                                                                              Vista     Vista U.S.
                                                                             Federal     Government        Vista
                                                                              Money         Money           Cash
                                                                              Market       Market        Management
                                                                               Fund         Fund            Fund
                                                                             --------   ------------    -----------
                                                                              Vista         Vista          Vista
                                                                              Shares       Shares          Shares
                                                                             --------   ------------    -----------
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Investment Advisory Fee (after estimated waiver of fee, where
 indicated) ...............................................................      0.10%      0.10%           0.10%
12b-1 Fee ** (after estimated waiver of fee, where indicated)  ............      0.10%      0.10%            n/a
Shareholder Servicing Fee (after estimated waiver of fee, where
 indicated) ...............................................................      0.20%*     0.23%*          0.33%*
Other Expenses (after estimated waiver of fee, where indicated)   .........      0.30%      0.16%           0.16%
Total Fund Operating Expenses (after waivers of fees, where indicated)   .       0.70%*     0.59%*          0.59%*
EXAMPLES
Your investment of $1,000 would incur the following expenses, assuming 5% annual return:
1 year   ..................................................................  $      7      $   6           $   6
3 years  ..................................................................        22         19              19
5 years  ..................................................................        39         33              33
10 years ..................................................................        87         74              74


                                                                                            Vista          Vista
                                                                               Vista      New York       California
                                                                            Tax Free      Tax Free       Tax Free
                                                                               Money        Money          Money
                                                                              Market        Market         Market
                                                                               Fund          Fund           Fund
                                                                             --------   ------------    -----------
                                                                               Vista        Vista           Vista
                                                                              Shares        Shares          Shares
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Investment Advisory Fee (after estimated waiver of fee, where
 indicated) ...............................................................    0.10%        0.10%          0.00%*#
12b-1 Fee ** (after estimated waiver of fee, where indicated)  ............    0.10%        0.10%          0.05%*#
Shareholder Servicing Fee (after estimated waiver of fee, where
 indicated) ...............................................................    0.22%*       0.26%*         0.10%*
Other Expenses (after estimated waiver of fee, where indicated)   .........    0.17%        0.13%*#        0.40%#
Total Fund Operating Expenses (after waivers of fees, where indicated)   ..    0.59%*       0.59%*         0.55%*
EXAMPLES
Your investment of $1,000 would incur the following expenses, assuming 5%
 annual return:
1 year   ..................................................................   $   6        $   6          $   6
3 years  ..................................................................      19           19             18
5 years  ..................................................................      33           33             31
10 years ..................................................................      74           74             69



  * Reflects current waiver arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the Investment Advisory Fee, 12b-1 Fee and Shareholder Servicing Fee would be 0.10%, 0.10% and 0.35%, respectively, for each such Fund. Other Expenses would be 0.16%, 0.16% and 0.18% for Vista 100% U.S. Treasury Securities Money Market Fund, Vista Treasury Plus Money Market Fund and Vista New York Tax Free Money Market Fund, respectively, and Total Fund Operating Expenses for Vista 100% U.S. Treasury Securities Money Market Fund, Vista Treasury Plus Money Market Fund, Vista Federal Money Market Fund, Vista U.S. Government Money Market Fund, Vista Cash Management Fund, Vista Tax Free Money Market Fund, Vista New York Tax Free Money Market Fund and Vista California Tax Free Money Market Fund would be 0.71%, 0.71%, 0.85%, 0.71%, 0.61%,
       0.72%, 0.73 and 0.95%, respectively. Chase has agreed to waive fees payable to it and/or reimburse expenses for a two year period commencing on May 6, 1996 to the extent necessary to prevent Total Fund Operating Expenses for Vista Shares of the Vista Treasury Plus Money Market Fund, Vista U.S. Government Money Market Fund, Vista Cash Management Fund, Vista Tax Free Money Market Fund and Vista New York Tax Free Money Market Fund from exceeding 0.73%, 0.76%, 0.72%, 0.74% and 0.71%, respectively, of average net assets during such period.


 ** Long-term shareholders in mutual funds with 12b-1 fees, such as holders of Vista Shares of all Funds except Vista Cash Management Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
 # Restated from most recent fiscal year to reflect current waiver arrangements.

                             FINANCIAL HIGHLIGHTS

On May 3, 1996, the Hanover 100% U.S Treasury Securities Money Market Fund ("Hanover 100% Treasury Fund") merged into Vista 100% U.S. Treasury Securities Money Market Fund, which was created to be the successor to the Hanover 100% Treasury Fund. The table set forth below provides selected per share data and ratios for one Hanover 100% Treasury Fund share outstanding through May 3, 1996 and one Vista Share of the Vista 100% U.S. Treasury Securities Money Market Fund outstanding for periods thereafter. This information is supplemented by financial statements and accompanying notes appearing in the Hanover 100% Treasury Fund's Annual Report to Shareholders

for the fiscal year ended November 30, 1995 and the Fund's Annual Report to Shareholders for the period ended August 31, 1997, which both are incorporated by reference into the SAI. Shareholders may obtain a copy of these annual reports by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, for the year ended August 31, 1997 and the period ended August 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Fund's Annual Report to Shareholders. Periods ended prior to December 1, 1995 were audited by other independent accountants.


                      VISTA 100% U.S. TREASURY SECURITIES
                               MONEY MARKET FUND
--------------------------------------------------------------------------------


                                                 Year         12/01/95      Year Ended
                                                Ended          through     -----------
                                               8/31/97       8/31/96**       11/30/95
                                             -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  ......  $     1.00     $     1.00     $    1.000
                                             -----------    -----------    -----------
 Income from Investment Operations:
  Net Investment Income   ..................       0.048          0.035          0.050
                                             -----------    -----------    -----------
 Less Distributions:
  Dividends from Net Investment
 Income ....................................       0.048          0.035          0.050
                                             -----------    -----------    -----------
Net Asset Value, End of Period  ............  $     1.00     $     1.00     $    1.000
                                             ===========    ===========    ===========
TOTAL RETURN                                        4.87%          3.50%          5.15%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)      $2,376,214     $1,671,603     $1,337,549
 Ratio of Expenses to Average Net
  Assets#  .................................        0.59%          0.60%          0.58%
 Ratio of Net Investment Income to
  Average Net Assets#  .....................        4.74%          4.58%          4.99%
 Ratio of Expenses without waivers and
  assumption of expenses to
  Average Net Assets#  .....................        0.71%          0.68%          0.61%
 Ratio of Net Investment Income
  without waivers and assumption of
  expenses to Average Net Assets # .........        4.62%          4.50%          4.96%

                                       6


                                                         Year Ended                    7/1/91*
                                             -------------------------------------     through
                                               11/30/94      11/30/93     11/30/92     11/30/91
                                             ----------     ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  ......  $    1.000     $   1.000    $   1.000    $   1.000
                                             -----------    ----------   ----------   ----------
 Income from Investment Operations:
  Net Investment Income   ..................       0.033         0.026        0.033        0.021
                                             -----------    ----------   ----------   ----------
 Less Distributions:
  Dividends from Net Investment
 Income ....................................       0.033         0.026        0.033        0.021
                                             -----------    ----------   ----------   ----------
Net Asset Value, End of Period  ............  $    1.000     $   1.000    $   1.000    $   1.000
                                             ===========    ==========   ==========   ==========
TOTAL RETURN                                       3.32 %        2.62 %       3.33 %        2.58%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)      $1,024,125     $ 873,631    $ 383,688    $ 141,875
 Ratio of Expenses to Average Net
  Assets#  .................................       0.59 %        0.58 %       0.55 %        0.45%
 Ratio of Net Investment Income to
  Average Net Assets#  .....................       3.26 %        2.58 %       3.28 %        5.02%
 Ratio of Expenses without waivers and
  assumption of expenses to
  Average Net Assets#  .....................       0.62 %        0.61 %       0.67 %        0.74%
 Ratio of Net Investment Income
  without waivers and assumption of
  expenses to Average Net Assets # .........       3.23 %        2.55 %       3.16 %        4.73%


  *     Fund commenced operations on July 1, 1991.
  **    In 1996, the Fund changed its fiscal year end from November 30 to
        August 31.
   #    Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout the period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                     VISTA TREASURY PLUS MONEY MARKET FUND



                                                                        Year           5/6/96*
                                                                       Ended           through
                                                                      8/31/97          8/31/96
                                                                    -----------      -----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  ...........................    $     1.00       $     1.00
                                                                    -----------      -----------
 Income from Investment Operations:
  Net Investment Income   .......................................         0.048            0.015
                                                                    -----------      -----------
  Less Dividends from Net Investment Income .....................         0.048            0.015
                                                                    -----------      -----------
Net Asset Value, End of Period  .................................    $     1.00       $     1.00
                                                                    ===========      ===========
TOTAL RETURN                                                               4.89%            1.50%
                                                                    ===========      ===========
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted) ........................    $1,605,845       $1,382,184
 Ratio of Expenses to Average Net Assets#   .....................          0.59%            0.59%
 Ratio of Net Investment Income to Average Net Assets#  .........          4.79%            4.63%
 Ratio of Expenses without waivers and assumption of expenses to
   Average Net Assets# ..........................................          0.70%            0.73%
 Ratio of Net Investment Income without waivers and assumption of
   expenses to Average Net Assets# ..............................          4.68%            4.49%


*  Commencement of offering shares.
#  Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                        VISTA FEDERAL MONEY MARKET FUND


                                                       Year           Year           Year         5/9/94*
                                                       ended          ended          ended        through
                                                     8/31/97        8/31/96        8/31/95        8/31/94
                                                    ---------      ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ............    $   1.00       $   1.00       $   1.00       $   1.00
                                                    ---------      ---------      ---------      ---------
 Income from Investment Operations:
  Net Investment Income  ........................       0.048          0.048          0.051          0.013
                                                    ---------      ---------      ---------      ---------
  Total from Investment Operations   ............       0.048          0.048          0.051          0.013
 Less Distributions:
  Dividends from Net Investment Income  .........       0.048          0.048          0.051          0.013
                                                    ---------      ---------      ---------      ---------
Net Asset Value, End of Period ..................    $   1.00       $   1.00       $   1.00       $   1.00
                                                    =========      =========      =========      =========
TOTAL RETURN                                             4.91%          4.83%          5.20%          1.26%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)   ......    $301,031       $352,934       $203,399       $ 19,955
 Ratio of Expenses to Average Net Assets#  ......        0.70%          0.70%          0.69%          0.40%
 Ratio of Net Investment Income to Average Net
  Assets# .......................................        4.79%          4.79%          5.16%          4.36%
 Ratio of Expenses without waivers and assumption
   of expenses to Average Net Assets#   .........        0.82%          0.93%          0.93%          1.02%
 Ratio of Net Investment Income without waivers
   and assumptions of expenses to Average Net
   Assets#   ....................................        4.67%          4.56%          4.92%          3.74%


* Commencement of offering shares.
# Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                    VISTA U.S. GOVERNMENT MONEY MARKET FUND


                                               Year             Year            Year         11/1/93         1/1/93*
                                              ended            ended            ended        through         through
                                             8/31/97          8/31/96         8/31/95        8/31/94**       10/31/93
                                           -----------      -----------      ---------      -----------     ----------
PER SHARE OPERATING PER-
  FORMANCE
Net Asset Value, Beginning of Period   .    $     1.00       $     1.00       $   1.00       $     1.00      $    1.00
                                           -----------      -----------      ---------      -----------     ----------
 Income from Investment Operations:
  Net Investment Income  ...............         0.049            0.049          0.049            0.025          0.019
                                           -----------      -----------      ---------      -----------     ----------
 Less Distributions:
  Dividends from Net Investment
  Income  ..............................         0.049            0.049          0.049            0.025          0.019
                                           -----------      -----------      ---------      -----------     ----------
Net Asset Value, End of Period .........    $     1.00       $     1.00       $   1.00       $     1.00      $    1.00
                                           ===========      ===========      =========      ===========     ==========
TOTAL RETURN                                      5.04%            4.97%          5.05%            2.48%          2.02%
Ratios/Supplemental Data
 Net Assets, End of Period (000
  omitted)   ...........................    $2,139,368       $2,057,023       $341,336       $  335,365      $ 323,498
 Ratio of Expenses to Average Net
  Assets# ..............................          0.59%            0.65%          0.80%            0.80%          0.82%
 Ratio of Net Investment Income to
  Average Net Assets# ..................          4.93%            4.83%          4.93%            2.94%          2.39%
 Ratio of Expenses without waivers
   and assumption of expenses to
   Average Net Assets#   ...............          0.72%            0.73%          0.80%            0.80%          0.82%
 Ratio of Net Investment Income
   without waivers and assumption
   of expenses to Average Net
   Assets#   ...........................          4.80%            4.75%          4.93%            2.94%          2.39%


  *     Commencement of offering shares.

  ** In 1994 the U.S. Government Money Market Fund changed its fiscal year-end from October 31 to August 31.

   #    Short periods have been annualized.

                     (This Page Intentionally Left Blank)

                             FINANCIAL HIGHLIGHTS


On May 3, 1996, the Hanover Cash Management Fund merged into Vista Cash Management Fund. The table set forth below provides selected per share data and ratios for one Hanover Cash Management Fund share (the accounting survivor of the merger) outstanding through May 3, 1996 and one Vista Share of the Vista Cash Management Fund outstanding for periods thereafter. This information is supplemented by financial statements and accompanying notes appearing in the Hanover Cash Management Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1995 and the Fund's Annual Report to Shareholders for the period ended August 31, 1997, which both are incorporated by reference into the SAI. Shareholders may obtain a copy of these annual reports by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, for the year ended August 31, 1997 and the period ended August 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Fund's Annual Report to Shareholders. Periods ended prior to December 1, 1995 were audited by other independent accountants.

                           VISTA CASH MANAGEMENT FUND

--------------------------------------------------------------------------------



                                                                Year          12/1/95                Year Ended
                                                              Ended           through        --------------------------
                                                             8/31/97         8/31/96**          11/30/95       11/30/94
                                                           -----------    -------------      -----------       --------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period ..................... $    1.000       $    1.000       $    1.000     $    1.000
                                                           -----------    -------------      -----------     ----------
 Income from Investment Operations:
  Net Investment Income  .................................       0.050            0.037            0.054          0.036
                                                           -----------    -------------      -----------     ----------
 Less Distributions:
  Dividends from Net Investment Income  ..................       0.050            0.037            0.054          0.036
                                                           -----------    -------------      -----------     ----------
Net Asset Value, End of Period ...........................  $    1.000       $    1.000       $    1.000     $    1.000
                                                           ===========    =============      ===========     ==========
TOTAL RETURN                                                      5.09%            3.69%            5.49%         3.62 %
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)   ...............  $2,576,142       $1,621,212       $1,634,493     $  990,045
 Ratio of Expenses to Average Net Assets#  ...............        0.59%            0.60%            0.58%         0.58 %
 Ratio of Net Investment Income to Average Net Assets#   .        4.99%            4.91%            5.35%         3.62 %
 Ratio of Expenses without waivers and assumption of
  expenses to Average Net Assets# ........................        0.62%            0.63%            0.62%         0.62 %
 Ratio of Net Investment Income without waivers and
  assumption of expenses to Average Net Assets # .........        4.96%            4.88%            5.31%         3.58 %

                                       12


                                                                                Year Ended                           1/17/89*
                                                              --------------------------------------------------      through
                                                              11/30/93      11/30/92      11/30/91      11/30/90     11/30/89
                                                              --------      --------      --------      --------   -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period ..................... $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
                                                            ----------    ----------    ----------    ----------   -----------
 Income from Investment Operations:
  Net Investment Income  .................................       0.027         0.035         0.059         0.077         0.076
                                                            ----------    ----------    ----------    ----------   -----------
 Less Distributions:
  Dividends from Net Investment Income  ..................       0.027         0.035         0.059         0.077         0.076
                                                            ----------    ----------    ----------    ----------   -----------
Net Asset Value, End of Period ...........................  $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
                                                            ==========    ==========    ==========    ==========   ===========
TOTAL RETURN                                                      2.74%         3.51%         6.01%         7.94%         7.83%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)   ...............  $  861,025    $  560,173    $  343,166    $  196,103    $  134,503
 Ratio of Expenses to Average Net Assets#  ...............        0.61%         0.67%         0.67%         0.67%         0.67%
 Ratio of Net Investment Income to Average Net Assets#   .        2.70%         3.41%         5.84%         7.65%         8.62%
 Ratio of Expenses without waivers and assumption of
  expenses to Average Net Assets# ........................        0.64%         0.72%         0.73%         0.73%         0.74%
 Ratio of Net Investment Income without waivers and
  assumption of expenses to Average Net Assets # .........        2.67%         3.36%         5.78%         7.59%         8.55%


  *     Fund commenced operations January 17, 1989.
  **    In 1996, the Fund changed its fiscal year end from November 30 to
        August 31.
   #    Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                   VISTA TAX FREE MONEY MARKET FUND


--------------------------------------------------------------------------------


                                                           Year         Year         Year
                                                           ended        ended        ended
                                                         8/31/97      8/31/96      8/31/95
                                                        ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ..................  $   1.00     $   1.00     $   1.00
                                                        ---------    ---------    ---------
 Income from Investment Operations:
  Net Investment Income  ..............................     0.031        0.029        0.029
                                                        ---------    ---------    ---------
 Less Distributions:
  Dividends from Net Investment Income  ...............     0.031        0.029        0.029
                                                        ---------    ---------    ---------
Net Asset Value, End of Period ........................  $   1.00     $   1.00     $   1.00
                                                        =========    =========    =========
TOTAL RETURN                                                 3.12%        2.92%        2.99%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ............  $565,625     $574,115     $166,915
 Ratio of Expenses to Average Net Assets#  ............      0.59%        0.69%        0.86%
 Ratio of Net Investment Income to
  Average Net Assets# .................................      3.08%        2.89%        2.96%
 Ratio of Expenses without waivers and assumption of
  expenses to Average Net Assets# .....................      0.73%        0.80%        0.94%
 Ratio of Net Investment Income without waivers and
  assumption of expenses to Average Net Assets#  ......      2.94%        2.78%        2.87%

                                       14

                                                         11/1/93                            Year Ended
                                                         through      -----------------------------------------------------
                                                         8/31/94**       10/31/93      10/31/92      10/31/91      10/31/90
                                                        --------      -----------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period .................. $     1.00     $     1.00    $    1.00     $    1.00     $    1.00
                                                        ----------    -----------    ----------    ----------    ----------
 Income from Investment Operations:
  Net Investment Income  ..............................      0.015          0.019         0.028         0.043         0.054
                                                        ----------    -----------    ----------    ----------    ----------
 Less Distributions:
  Dividends from Net Investment Income  ...............      0.015          0.019         0.028         0.043         0.054
                                                        ----------    -----------    ----------    ----------    ----------
Net Asset Value, End of Period ........................ $     1.00     $     1.00    $     1.00    $     1.00    $     1.00
                                                        ==========    ===========    ==========    ==========    ==========
TOTAL RETURN                                                  1.54%          1.90%        2.79%          4.37%         5.47%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ............ $  121,710     $  160,497    $  145,241    $  115,770    $  112,770
 Ratio of Expenses to Average Net Assets#  ............       0.85%          0.85%        0.85%          0.85%         0.85%
 Ratio of Net Investment Income to
  Average Net Assets# .................................       1.82%          1.88%        2.70%          4.27%         5.33%
 Ratio of Expenses without waivers and assumption of
  expenses to Average Net Assets# .....................       0.85%          0.91%        0.98%          0.99%         0.97%
 Ratio of Net Investment Income without waivers and
  assumption of expenses to Average Net Assets#  ......       1.82%          1.83%        2.57%          4.13%         5.21%


                                                                Year Ended           9/4/87*
                                                           ----------------------    through
                                                           10/31/89      10/31/88    10/31/87
                                                           --------      --------   ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ..................  $     1.00     $    1.00    $    1.00
                                                         ----------    ----------   ----------
 Income from Investment Operations:
  Net Investment Income  ..............................       0.056         0.045        0.007
                                                         ----------    ----------   ----------
 Less Distributions:
  Dividends from Net Investment Income  ...............       0.056         0.045        0.007
                                                         ----------    ----------   ----------
Net Asset Value, End of Period ........................  $     1.00     $    1.00    $    1.00
                                                         ==========    ==========   ==========
TOTAL RETURN                                                   5.76%         4.61%        4.50%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ............  $  107,534    $  116,260    $ 133,177
 Ratio of Expenses to Average Net Assets#  ............        0.85%         0.85%        0.85%
 Ratio of Net Investment Income to
  Average Net Assets# .................................        5.59%         4.47%        4.47%
 Ratio of Expenses without waivers and assumption of
  expenses to Average Net Assets# .....................        1.01%         1.02%        1.18%
 Ratio of Net Investment Income without waivers and
  assumption of expenses to Average Net Assets#  ......        5.43%         4.30%        4.15%




   *  Commencement of offering shares.

  ** In 1994 the Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.

   #  Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                   VISTA NEW YORK TAX FREE MONEY MARKET FUND



--------------------------------------------------------------------------------


                                                           Year         Year         Year
                                                           ended        ended        ended
                                                         8/31/97      8/31/96      8/31/95
                                                        ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ..................  $   1.00     $   1.00     $   1.00
                                                        ---------    ---------    ---------
Income from Investment Operations:
Net Investment Income .................................     0.030        0.028        0.028
                                                        ---------    ---------    ---------
 Less Distributions:
  Dividends from Net Investment Income  ...............     0.030        0.028        0.028
                                                        ---------    ---------    ---------
Net Asset Value, End of Period ........................  $   1.00     $   1.00     $   1.00
                                                        =========    =========    =========
TOTAL RETURN                                                 3.02%        2.85%        2.88%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ............  $956,766     $890,413     $378,400
 Ratio of Expenses to Average Net Assets#  ............      0.59%        0.74%        0.86%
 Ratio of Net Investment Income to
  Average Net Assets# .................................      2.97%        2.79%        2.84%
 Ratio of Expenses without waivers and assumption
  of expenses to Average Net Assets# ..................      0.73%        0.83%        0.95%
 Ratio of Net Investment Income without waivers and
  assumption of expenses to Average Net Assets#  ......      2.83%        2.70%        2.75%

                                       16

                                                         11/1/93                            Year Ended
                                                         through      -----------------------------------------------------
                                                         8/31/94**       10/31/93      10/31/92      10/31/91      10/31/90
                                                        --------      -----------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period .................. $     1.00     $     1.00    $    1.00     $    1.00     $    1.00
                                                        ----------    -----------    ----------    ----------    ----------
Income from Investment Operations:
Net Investment Income .................................      0.015          0.017        0.025         0.038         0.050
                                                        ----------    -----------    ----------    ----------    ----------
 Less Distributions:
  Dividends from Net Investment Income  ...............      0.015          0.017        0.025         0.038         0.050
                                                        ----------    -----------    ----------    ----------    ----------
Net Asset Value, End of Period ........................ $     1.00     $     1.00    $    1.00     $    1.00     $    1.00
                                                        ==========    ===========    ==========    ==========    ==========
TOTAL RETURN                                                  1.48%          1.75%        2.53%         3.87%         5.02%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ............ $  365,669     $  300,425    $ 285,889     $ 230,855    $  251,897
 Ratio of Expenses to Average Net Assets#  ............       0.85%          0.85%        0.85%         0.85%         0.83%
 Ratio of Net Investment Income to
  Average Net Assets# .................................       1.77%          1.72%        2.48%         3.83%         4.91%
 Ratio of Expenses without waivers and assumption
  of expenses to Average Net Assets# ..................       0.85%          0.89%        0.92%         0.92%         0.91%
 Ratio of Net Investment Income without waivers and
  assumption of expenses to Average Net Assets#  ......       1.77%          1.68%        2.41%         3.76%         4.83%



                                                                Year Ended           9/4/87*
                                                           ----------------------    through
                                                           10/31/89      10/31/88    10/31/87
                                                           --------      --------   --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ..................  $    1.00     $    1.00    $    1.00
                                                         ----------    ----------   ---------
Income from Investment Operations:
Net Investment Income .................................      0.051         0.043        0.009
                                                         ----------    ----------   ---------
 Less Distributions:
  Dividends from Net Investment Income  ...............      0.051         0.043        0.009
                                                         ----------    ----------   ---------
Net Asset Value, End of Period ........................  $    1.00     $    1.00    $    1.00
                                                         ==========    ==========   =========
TOTAL RETURN                                                  5.28%         4.50%        4.71%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ............  $ 252,201    $  230,639    $   2,385
 Ratio of Expenses to Average Net Assets#  ............       0.81%         0.78%        0.25%
 Ratio of Net Investment Income to
  Average Net Assets# .................................       5.15%         4.26%        4.71%
 Ratio of Expenses without waivers and assumption
  of expenses to Average Net Assets# ..................       0.95%         1.10%        1.50%
 Ratio of Net Investment Income without waivers and
  assumption of expenses to Average Net Assets#  ......       5.01%         3.94%        3.46%




  *     Commencement of operations.

  ** In 1994 the New York Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.

   #    Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.



VISTA CALIFORNIA TAX FREE MONEY MARKET FUND FUND



--------------------------------------------------------------------------------


                                                              Year        Year        Year
                                                             ended       ended       ended
                                                            8/31/97     8/31/96     8/31/95
                                                           --------    --------    --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period .....................  $   1.00    $   1.00    $   1.00
                                                           ---------   ---------   ---------
 Income from Investment Operations:
  Net Investment Income  .................................     0.300       0.030       0.033
                                                           ---------   ---------   ---------
 Less Distributions:
  Dividends from Net Investment Income  ..................     0.300       0.030       0.033
                                                           ---------   ---------   ---------
Net Asset Value, End of Period ...........................  $   1.00    $   1.00    $   1.00
                                                           =========   =========   =========
TOTAL RETURN                                                    3.02%       3.06%       3.32%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ...............  $ 45,509    $ 42,819    $ 58,315
 Ratio of Expenses to Average Net Assets#  ...............      0.56%       0.56%       0.48%
 Ratio of Net Investment Income to Average Net Assets#   .      2.99%       3.03%       3.25%
 Ratio of Expenses without waivers and assumption of
  expenses to Average Net Assets# ........................      0.86%       1.02%       1.07%
 Ratio of Net Investment Income without waivers and
  assumption of expenses to Average Net Assets#  .........      2.69%       2.57%       2.66%

                                       18
                                                            11/1/93        Year        3/4/92*
                                                            through       ended       through
                                                            8/31/94**    10/31/93     10/31/92
                                                           ----------    --------    ----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ..................... $     1.00    $    1.00    $    1.00
                                                           ----------    ---------    ---------
 Income from Investment Operations:
  Net Investment Income  .................................      0.018        0.023        0.019
                                                           ----------    ---------    ---------
 Less Distributions:
  Dividends from Net Investment Income  ..................      0.018        0.023        0.019
                                                           ----------    ---------    ---------
Net Asset Value, End of Period ........................... $     1.00    $    1.00    $    1.00
                                                           ==========    =========    =========
TOTAL RETURN                                                     1.82%        2.30%        2.89%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ............... $   64,423    $  45,346    $  44,643
 Ratio of Expenses to Average Net Assets#  ...............       0.46%        0.42%        0.06%
 Ratio of Net Investment Income to Average Net Assets#   .       2.17%        2.26%        2.86%
 Ratio of Expenses without waivers and assumption of
  expenses to Average Net Assets# ........................       0.94%        1.02%        1.23%
 Ratio of Net Investment Income without waivers and
  assumption of expenses to Average Net Assets#  .........       1.69%        1.66%        1.69%




  *     Commencement of operations.

  ** In 1994 the California Tax Free Money Market Fund changed its fiscal year-end from October 31 to August 31.

   #    Short periods have been annualized.

FUND OBJECTIVES AND INVESTMENT APPROACH
---------------------------------------
VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
The Fund's objective is to provide maximum current income consistent with maximum safety of principal and maintenance of liquidity.

The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. The Fund does not purchase securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and does not enter into repurchase agreements. Income on direct investments in U.S. Treasury securities is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less.


VISTA TREASURY PLUS
MONEY MARKET FUND
The Fund's objective is to provide maximum current income consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, which differ principally only in their interest rates, maturities and dates of issuance. In addition, the Fund will seek to enhance its yield by investing in repurchase agreements which are fully collateralized by obligations issued or guaranteed by the U.S. Treasury. The dollar weighted average maturity of the Fund will be 60 days or less.

VISTA FEDERAL
MONEY MARKET FUND
The Fund's objective is to provide current income consistent with preservation of capital and maintenance of liquidity.

The Fund invests primarily in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, and obligations issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government. Income on direct investments in U.S. Treasury securities and obligations of the agencies and instrumentalities in which the Fund invests is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less. Due to state income tax considerations, the Fund will not enter into repurchase agreements.

--------------------------------------------------------------------------------
Shareholders of the above Funds that reside in a state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gains and other income, if any, when distributed will be subject to the state's income tax. See "How Dividends and Distributions are Made; Tax Information."

VISTA U.S. GOVERNMENT MONEY MARKET FUND
The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Treasury, or agencies or instrumentalities of the U.S. Government, and in repurchase agreements collateralized by these obligations. The dollar weighted average maturity of the Fund will be 60 days or less.


VISTA CASH MANAGEMENT FUND
The Fund's objective is to provide maximum current income consistent with the preservation of capital and the maintenance of liquidity.

The Fund invests in high quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria;
(iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less.


VISTA TAX FREE
MONEY MARKET FUND
The Fund's objective is to provide as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in a non-diversified portfolio of short-term, fixed rate and variable rate Municipal Obligations (as defined under "Additional Investment Policies of the Tax Free Funds"). As a fundamental policy, under normal market conditions the Fund will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). Although the Fund will seek to invest 100% of its assets in such Municipal Obligations, it reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation. The dollar weighted average maturity of the Fund will be 90 days or less.


VISTA NEW YORK TAX FREE MONEY MARKET FUND
The Fund's objective is to provide as high a level of current income which is excluded from gross income for federal income tax purposes and from New York State and New York City personal income taxes as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests in a non-diversified portfolio of short-term, fixed rate and variable rate Municipal Obligations. Except when the Fund's advisers determine that acceptable securities are unavailable for investment, at least 65% of the assets of the Fund will be invested in New York Municipal Obligations (as defined under "Additional Investment Policies of the Tax Free Funds"), although the exact amount of its assets invested in such securities will vary from time to time. To the extent suitable New York Municipal Obligations are not available for investment, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The portion of the Fund's assets invested in such other Municipal Obligations would generally be subject to New York State and New York City personal income taxes.

As a fundamental policy, under normal market conditions the Fund will have at least 80% of its assets invested in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and which are not AMT Items. Although the Fund will seek to invest 100% of its assets in such Municipal Obligations, it reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation. The dollar weighted average maturity of the Fund will be 90 days or less.


VISTA CALIFORNIA TAX FREE MONEY MARKET FUND
The Fund's objective is to provide as high a level of current income exempt from federal and State of California income taxes as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests primarily in a non-diversified portfolio of California Municipal Obligations (as defined under "Additional Investment Policies of the Tax Free Funds"). As a fundamental policy, the Fund will invest at least 65% of the value of its total assets in California Municipal Obligations, except when the Fund is maintaining a temporary defensive position. To the extent suitable California Municipal Obligations are not available for investment, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The portion of the Fund's assets invested in such other Municipal Obligations would generally be subject to California state personal income tax.

As a fundamental policy, the Fund will invest at least 80% of the value of its net assets in Municipal Obligations, except when the Fund is maintaining a temporary defensive position. Although the Fund will seek to invest 100% of its assets in Municipal Obligations, it reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation. The dollar weighted average maturity of the Fund will be 90 days or less.



COMMON INVESTMENT POLICIES
--------------------------
In lieu of investing directly, each Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the applicable Fund.

Each Fund seeks to maintain a net asset value of $1.00 per share.

The Funds invest only in U.S. dollar-denominated high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category (the two highest short-term rating categories in the case of Vista New York Tax Free Money Market Fund and Vista California Tax Free Money Market Fund) by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trust. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Funds invest may not earn as high a level of current income as long-term or lower quality securities.

The Funds purchase only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations.

Although each Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

Vista Tax Free Money Market Fund, Vista New York Tax Free Money Market Fund and Vista California Tax Free Money Market Fund (together, the "Tax Free Funds") are classified as "non-diversified" funds under federal securities law. These Funds' assets may be more concentrated in the securities of any single issuer or group of issuers than if the Funds were diversified. Each Fund other than the Tax Free Funds is classified as a "diversified" fund under federal securities law.

There can be no assurance that any Fund will achieve its investment objective.


OTHER INVESTMENT PRACTICES
The Funds may also engage in the following investment practices when consistent with their overall objectives and policies. These practices, and certain associated risks, are more fully described in the SAI.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Treasury Plus Money Market Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association
(GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.


REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD AND STAND-BY
COMMITMENTS. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund and Vista Federal Money Market Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. Each Fund other than the Tax Free Funds also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. Each Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. Each Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, a Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.


BORROWINGS AND REVERSE REPURCHASE AGREEMENTS.

Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." Each Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. A Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.


STRIPS AND ZERO COUPON OBLIGATIONS. Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". Vista Cash Management Fund and each Tax Free Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Tax Free Funds and the Vista Cash Management Fund may invest include participation certificates and, in the case of Vista Cash Management Fund, certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, a Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, a Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate a Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt, and the Tax Free Funds would purchase such instruments based on opinions of bond counsel.

OTHER MONEY MARKET FUNDS.
Each Fund other than Vista 100% U.S. Treasury Securities Money Market Fund may invest up to 10% of its total assets in shares of other money market funds when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other money market funds.

PORTFOLIO TURNOVER. It is intended that the Funds will be fully managed by buying and selling securities, as well as holding securities to maturity. The frequency of the Funds' portfolio transactions will vary from year to year. In managing a Fund, the Fund's advisers will seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. More frequent turnover will generally result in higher transactions costs, including dealer mark-ups.


ADDITIONAL INVESTMENT POLICIES OF VISTA CASH MANAGEMENT FUND
Vista Cash Management Fund may also invest in the following instruments, when consistent with its overall objective and policies. These instruments, and certain associated risks, are more fully described in the SAI.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks (including their foreign branches) and foreign banks (including their U.S. branches). These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. Foreign bank obligations involve certain risks associated with foreign investing.

ASSET-BACKED SECURITIES.
Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables.

MUNICIPAL OBLIGATIONS. The Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which it may invest. Dividends paid by this Fund that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

SECURITIES OF FOREIGN GOVERNMENTS AND SUPRANATIONAL AGENCIES.
The Fund intends to invest a substantial portion of its assets from time to time in securities of foreign governments and supranational agencies. The Fund will limit its investments in foreign government obligations to commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada. Obligations of supranational agencies, such as the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

CUSTODIAL RECEIPTS. The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.


ADDITIONAL INVESTMENT POLICIES OF THE TAX FREE FUNDS
The following provides additional information regarding the permitted investments of the Tax Free Funds. These investments, and certain associated risks, are more fully described in the SAI.

MUNICIPAL OBLIGATIONS.
"Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "New York Municipal Obligations" are Municipal Obligations of the State of New York and its political subdivisions and of Puerto Rico, other U.S. territories and their political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from New York State and New York City personal income taxes. "California Municipal Obligations" are Municipal Obligations of the State of California, its political subdivisions, authorities and corporations, the interest on which, in the opinion of bond counsel, is exempt from State of California personal income taxes.

Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. The Municipal Obligations in which the Tax Free Funds invest may consist of municipal notes, municipal commercial paper and municipal bonds maturing or deemed to mature in 397 days or less.

The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.

From time to time, each Tax Free Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that a Tax Free Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

MUNICIPAL LEASE OBLIGATIONS. The Tax Free Funds may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Each Tax Free Fund will limit investments in non-appropriation leases to 10% of its assets. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.


LIMITING INVESTMENT RISKS
Specific regulations and investment restrictions help the Funds limit investment risks for their shareholders. These regulations and restrictions prohibit each Fund from: (a) with certain limited exceptions, investing more than 5% of its total assets in the securities of any one issuer (this limitation does not apply to the Tax Free Funds or to U.S. Government Obligations held by the other Funds); (b) investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry (excluding U.S. Government Obligations, bank obligations and, for the Tax Free Funds, obligations of states, cities, municipalities or other public authorities, as well as municipal obligations secured by bank letters of credit or guarantees). A complete description of these and other investment policies is included in the SAI. Except for each Fund's investment objective, restriction (c) above and investment policies designated as fundamental above or in the SAI, the Funds' investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

RISK FACTORS
GENERAL. There can be no assurance that any Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Funds. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For a discussion of certain other risks associated with the Funds' additional investment activities, see "Other Investment Practices," "Additional Investment Policies of Vista Cash Management Fund" and "Additional Investment Policies of the Tax Free Funds."

VISTA CASH MANAGEMENT FUND. This Fund is permitted to invest any portion of its assets in obligations of domestic banks (including their foreign branches), and in obligations of foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches), and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

THE TAX FREE FUNDS. Each Tax Free Fund may invest without limitation in Municipal Obligations secured by letters of credit or guarantees from U.S. banks (including their foreign branches), and may also invest in Municipal Obligations backed by foreign institutions. These investments are subject to the considerations discussed in the preceding paragraphs relating to Vista Cash Management Fund. Changes in the credit quality of banks or other financial institutions backing these Funds' Municipal Obligations could cause losses to these Funds and affect their share price. Credit enhancements which are supplied by foreign or domestic banks are not subject to federal deposit insurance.

Each of the Tax Free Funds is "non-diversified," which may make the value of their shares more susceptible to developments affecting issuers in which these Funds invest. In addition, more than 25% of the assets of each Tax Free Fund may be invested in securities to be paid from revenue of similar projects, which may cause these Funds to be more susceptible to similar economic, political, or regulatory developments (particularly with respect to Vista New York Tax Free Money Market Fund and Vista California Tax Free Money Market Fund, since the issuers in which these Funds invest will generally be located in a single state).

Because the Tax Free Funds will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Tax Free Funds are susceptible to factors affecting such states and their municipal issuers. The New York and California Tax Free Money Market Funds will be particularly susceptible to factors affecting the State of New York, the State of California, and their respective municipal issuers. Because the New York Tax Free Money Market Fund and the California Tax Free Money Market Fund are concentrated in securities issued by their respective states or entities within those states, investments in these Funds may be riskier than an investment in other types of money market funds. A number of municipal issuers, including the State of New York, New York City, the State of California and certain California counties, have a recent history of significant financial and fiscal difficulties. California's Orange County recently defaulted on certain of its indebtedness. If a municipal issuer is unable to meet its financial obligations, the income derived by the related Fund and that Fund's ability to preserve capital and liquidity could be adversely affected. See the SAI for further information.

Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Tax Free Funds.



MANAGEMENT
----------
THE FUNDS' ADVISERS

The Chase Manhattan Bank ("Chase") acts as investment adviser to each of the Funds under an Investment Advisory Agreement and has overall responsibility for investment decisions of each of the Funds, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase

Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to each of the Funds, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund other than the Vista Cash Management Fund and the Vista Tax Free Money Market Fund, under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for each of these Funds on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

Texas Commerce Bank, National Association ("TCB") is the sub-investment adviser to the Vista Cash Management Fund and the Vista Tax Free Money Market Fund under a Sub-Investment Advisory Agreement between Chase and TCB. TCB has been in the investment counselling business since 1987 and is ultimately controlled and owned by The Chase Manhattan Corporation. TCB makes investment decisions for the Vista Cash Management Fund and the Vista Tax Free Money Market Fund on a day-to-day basis. For these services, TCB is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. TCB is located at 600 Travis, Houston, Texas 77002.





HOW TO BUY, SELL AND EXCHANGE SHARES
------------------------------------
HOW TO BUY SHARES
You can open a Fund account with as little as $2,500 or $1,000 for IRAs, SEP-IRAs and the Systematic Investment Plan. Additional investments may be made at any time with as little as $100. You can buy Fund shares three ways-- through an investment representative or shareholder servicing agent, through the Funds' distributor by calling the Vista Service Center, or through the Systematic Investment Plan.

All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the purchase check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated Clearing House (ACH) will not be allowed until your payment clears, which may take 7 business days or longer. In the event a check used to pay for shares is not honored by a bank, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by a Fund. For purchases by wire, if federal funds are not received by the Vista Service Center by 4:00 Eastern time on the day of the purchase order, the order will be canceled.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.

BUYING SHARES THROUGH THE FUNDS' DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

BUYING SHARES THROUGH THE SYSTEMATIC INVESTMENT PLAN.
You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank savings or checking account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin the Plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

BUYING SHARES THROUGH AN INVESTMENT REPRESENTATIVE OR SHAREHOLDER SERVICING AGENT. Vista Shares of the Funds may be purchased through a shareholder servicing agent (i.e., a financial institution, such as a bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Funds) or by customers of brokers or certain financial institutions which have entered into Selected Dealer Agreements with the Funds' distributor. An investor may purchase Vista Shares by authorizing his shareholder servicing agent or investment representative to purchase shares on his behalf through the Funds' distributor. Shareholder servicing agents may offer additional services to their customers, including customized procedures for the purchase and redemption of Vista Shares, such as pre-authorized or systematic purchase and withdrawal programs and "sweep" checking programs. For further information, see "Other Information Concerning the Funds" in this prospectus and the SAI.


Shares are purchased without a sales load at the net asset value next determined after the Vista Service Center receives your order in proper form on any business day during which the Federal Reserve Bank of New York and the New York Stock Exchange are open for business ("Fund Business Day"). To receive that day's dividend, the Vista Service Center or your investment representative or shareholder servicing agent must generally receive your order in proper form prior to a Fund's Cut-off Time. The Funds' Cut-off Times (Eastern time) are as follows:



Vista 100% U.S. Treasury
    Securities Money Market Fund   . Noon
Tax Free Funds ..................... Noon
Vista Federal Money Market Fund      2:00 p.m.
Vista U.S. Government Money
    Market Fund   .................. 2:00 p.m.
Vista Cash Management Fund ......... 2:00 p.m.
Vista Treasury Plus Money Market
    Fund ........................... 4:00 p.m.

Each Fund reserves the right to set an earlier Cut-off Time on any Fund Business Day on which the Public Securities Association ("PSA") recommends an early close to trading on the U.S. Government securities market. Generally, such earlier Cut-off Time will be noon (Eastern time). The PSA is the trade association that represents securities firms and banks that underwrite, trade and sell debt securities, both domestically and internationally. Orders for shares received and accepted prior to the Cut-off Times will be entitled to all dividends declared on that day. Orders received for shares after a Fund's Cut-off Time and prior to 4:00 p.m., Eastern time on any Fund Business Day will not be accepted and executed on the same day except at the Funds' discretion. Orders received and not accepted after a Fund's Cut-off Time will be considered received prior to the Fund's Cut-off Time on the following Fund Business Day and processed accordingly. Orders are in proper form only after funds are converted to federal funds. Orders paid by check and received before a Fund's Cut-off Time will generally be available for the purchase of shares the following Fund Business Day. The Funds reserve the right to reject any purchase order.



HOW TO SELL SHARES
You can sell your Fund shares on any Fund Business Day either directly or through your investment representative or shareholder servicing agent. A Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.


SELLING SHARES DIRECTLY TO A FUND. Send a signed letter of instruction to the Vista Service Center. The price you receive is the next net asset value calculated after the Fund receives your request in proper form.

SIGNATURE GUARANTEES. If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. A Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

DELIVERY OF PROCEEDS. A Fund generally sends you payment for your shares the Fund Business Day after your request is received in proper form, provided your request is received by the Vista Service Center prior to the Fund's Cut-off Time, and assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

TELEPHONE REDEMPTIONS.
You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Funds. There is a $10.00 charge for each wire transaction. Unless an investor indicates otherwise on the account application, the Funds will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Funds with his or her account registration and address as it appears on the Funds' records.

The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither a Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, or contact your investment representative or shareholder servicing agent. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals of $50 or more monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.


SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE OR YOUR SHAREHOLDER SERVICING AGENT. Your investment representative or your shareholder servicing agent must receive your request before the Cut-off Time for your Fund to receive that day's net asset value. Your representative will be responsible for furnishing all necessary documentation to the Vista Service Center, and may charge you for its services.

INVOLUNTARY REDEMPTION OF ACCOUNTS. Each Fund may involuntary redeem your shares if the aggregate net asset value of the shares in your account is less than $500 due to redemptions or if you purchase through the Systematic Investment Plan and fail to meet that Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days' notice prior to the redemption.



HOW TO EXCHANGE YOUR SHARES

You can exchange your shares for Vista Shares of certain other Vista money market funds at net asset value and for certain classes of shares of the Vista non-money market funds at net asset value plus any applicable sales charge, subject to any minimum investment requirement. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference.

EXCHANGING BY PHONE. A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. Ask your investment representative or the Vista Service Center for prospectuses of other Vista funds. Please read the prospectus carefully before investing and keep it for future reference. Shares of certain Vista funds are not available to residents of all states.

EXCHANGE PARAMETERS. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Funds, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.


HOW THE FUNDS
VALUE THEIR SHARES
------------------
The net asset value of each class of shares of each Fund is currently determined daily as of 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of a Fund attributable to such class by the number of shares of such class outstanding at the time the determination is made. Effective with the anticipated introduction of certain automated share purchase programs, the net asset value of shares of each class of Funds available through the programs will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day.

The portfolio securities of each Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Common Investment Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price a Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and the Funds will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of each Fund at intervals it deems appropriate to determine whether that Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.



HOW DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION
---------------------------------------------------------
The net investment income of each class of shares of each Fund is declared as a dividend to the shareholders each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that a Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash or by ACH to a pre-established bank account, dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Funds do not expect to realize net long-term capital gains.

Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund.


Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If a Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS
All Fund distributions of net investment income will be taxable as ordinary income. Distributions by the Tax Free Funds of their tax-exempt interest income will not be subject to federal income tax. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which you reside. Any distributions of net capital gain which are designated as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long you have held your shares. The taxation of your distributions is the same whether received in cash or in shares through the reinvestment of distributions.


To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

Early in each calendar year the Funds will notify you of the amount and tax status of distributions paid to you for the preceding year.


The above is only a summary of certain federal income tax consequences of investing in the Funds. You should consult your tax adviser to determine the precise effect of an investment in the Funds on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).




OTHER INFORMATION CONCERNING THE FUNDS
--------------------------------------
DISTRIBUTION PLANS

The Funds' distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. Each Fund other than the Vista Cash Management Fund has adopted a Rule 12b-1 distribution plan which provides for the payment of distribution fees at annual rates of up to 0.10% of the average daily net assets attributable to its Vista Shares. There is no distribution plan for the Vista Cash Management Fund. Payments under the distribution plan shall be used to compensate or reimburse the Funds' distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Vista Shares, and are not tied to the amount of actual expenses incurred. Promotional activities for the sale of Vista Shares will be conducted generally by the Vista Family of Funds, and activities intended to promote a Fund's Vista Shares may also benefit the Fund's other shares and other Vista funds.


VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment for reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.



SHAREHOLDER SERVICING AGENTS
The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.35% of the average daily net assets of the Vista Shares of each Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services. The Board of Trustees has determined that the amount payable in respect of "service fees" (as defined in the NASD Rules of Fair Practice) does not exceed 0.25% of the average annual net assets attributable to the Vista Shares of each Fund.

Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as shareholder servicing agents.


For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.


Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.


Chase and its affiliates and the Vista Family of Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.



ADMINISTRATOR AND
SUB-ADMINISTRATOR
Chase acts as the Funds' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Fund's average daily net assets.

VFD provides certain sub-administrative services to each Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at One Chase Manhattan Plaza, Third Floor, New York, New York 10081.



CUSTODIAN

Chase acts as each Fund's custodian and fund accountant and receives compensation under an agreement with the Trust. Securities and cash of each Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.



EXPENSES
Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND
DESCRIPTION OF SHARES
Each Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of a Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.


Each Fund may issue multiple classes of shares. This Prospectus relates only to Vista Shares of the Funds. Certain Funds offer other classes of shares in addition to these classes and may determine not to offer certain classes of shares. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of a Fund's shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Funds that are offered. Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation with respect to one class of shares over another.


The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.



PERFORMANCE INFORMATION
-----------------------
Each Fund may advertise its annualized "yield" and its "effective yield". Annualized "yield" is determined by assuming that income generated by an investment in a Fund over a stated seven-day period (the "yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

The Tax Free Funds may also quote a "tax equivalent yield", the yield that a taxable money market fund would have to generate in order to produce an after-tax yield equivalent to a Tax Free Fund's yield. The tax equivalent yield of a Tax Free Fund can then be compared to the yield of a taxable money market fund. Tax equivalent yields can be quoted on either a "yield" or "effective yield" basis.

Investment performance may from time to time be included in advertisements about the Funds. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio, each Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with each Fund's investment objective and policies. These factors should be considered when comparing each Fund's investment results to those of other mutual funds and investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. Each Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

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

                     (This Page Intentionally Left Blank)

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392


TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105


LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036


[CHASE VISTA LOGO]
P.O. Box 419392
Kansas City, MO 64141-6392

                                                                      VMM-1-1297

                               [CHASE VISTA LOGO]

                                   PROSPECTUS
                      VISTASM NEW YORK TAX FREE INCOME FUND
                              CLASS A AND B SHARES

                           INVESTMENT STRATEGY: INCOME


December 29, 1997

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its December 29, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                          TABLE OF CONTENTS




Expense Summary  ............................................................  4
 The expenses you might pay on your Fund investment, including examples
Financial Highlights   ......................................................  6
 How the Fund has performed
Fund Objectives  ............................................................  8
Investment Policies .........................................................  8
 The kinds of securities in which the Fund invests, investment policies and techniques, and risks
Management .................................................................. 15
 Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the Fund's sub-adviser, and the individuals who manage the Fund
About Your Investment  ...................................................... 15
 Alternative sales arrangements
How to Buy, Sell and Exchange Shares  ....................................... 16
How the Fund Values Its Shares  ............................................. 23
How Distributions Are Made; Tax Information ................................. 23
 How the Fund distributes its earnings, and tax treatment related to those earnings
Other Information Concerning the Fund ....................................... 25
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization
Performance Information   ................................................... 29
 How performance is determined, stated and/or advertised
Make the Most of Your Vista Privileges   .................................... 31

                                EXPENSE SUMMARY


Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund and is, except as described below, based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.





                                                                           Class A           Class B
                                                                            Shares           Shares
                                                                           --------         ----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)  .................................     4.50%            None
Maximum Deferred Sales Charge
  (as a percentage of the lower of original purchase price
   or redemption proceeds)*   ..........................................     None             5.00%
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Investment Advisory Fee (after estimated waiver)** .....................     0.24%#           0.24%#
12b-1 Fee (after estimated waiver, where indicated)***   ...............     0.00%**#         0.75%
Shareholder Servicing Fee (after estimated waiver, where indicated)  ...     0.11%**#         0.25%
Other Expenses .........................................................     0.40%#           0.40%#
                                                                           --------          -----
Total Fund Operating Expenses (after waiver of fee)** ..................     0.75%#           1.64%
                                                                           ========          =====




EXAMPLES
Your investment of $1,000 would
incur the following expenses,
assuming 5% annual return:                  1 Year     3 Years     5 Years     10 Years
                                            -------    --------    --------    --------
Class A Shares+  ........................   $52        $68         $ 85        $134
Class B Shares:
  Assuming complete redemption at the end
   of the period++ +++ ..................   $67        $82         $109        $175
 Assuming no redemptions +++ ............   $17        $52         $ 89        $175


  * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "How to Buy, Sell and Exchange Shares."

  ** Reflects current waiver arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the Investment Advisory Fee would be 0.30% for Class A and Class B shares, the 12b-1 Fee and Shareholder Servicing Fee would be 0.25% for Class A shares, and Total Fund Operating Expenses would be 1.20% and 1.70% for Class A and Class B shares, respectively.

 *** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

     # Restated from most recent fiscal year to reflect current waiver arrangements.

   + Assumes deduction at the time of purchase of the maximum sales charge.
  ++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.
 +++ Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the ninth year after purchase. See "How to Buy, Sell and Exchange Shares."

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Class A Share and one Class B Share. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report is included in the Annual Report to Shareholders.


                      VISTA NEW YORK TAX FREE INCOME FUND

--------------------------------------------------------------------------------

                                                                                Class A
                                            -----------------------------------------------------------------------------
                                                       Year ended                                      Year ended
                                            ------------------------------------   11/1/93       -------------------------
                                                                                   through
                                             8/31/97     8/31/96      8/31/95      8/31/94+       10/31/93    10/31/92
                                            --------    -------      --------      ---------     ---------    --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ......  $  11.39    $   11.47     $  11.30      $  12.27     $   11.18    $   11.24
                                             --------    ---------     --------      --------     ---------    ---------
Income from Investment Operations:
 Net Investment Income   ..................     0.555        0.555        0.570         0.473         0.592         0.473
 Net Gains or (Losses) in Securities
  (both realized and unrealized)  .........     0.432       (0.077)       0.167        (0.688)        1.281         0.274
                                             --------    ---------     ---------     --------     ---------    ----------
 Total from Investment Operations .........     0.987        0.478        0.737        (0.215)        1.873         0.747
Less Distributions:
 Dividends from Net Investment Income   ...     0.554        0.558        0.567         0.472         0.591         0.473
 Distributions from Capital Gains .........     0.023           --           --         0.283         0.194         0.334
                                             --------    ---------     ---------     --------     ---------    ----------
 Total Distributions  .....................     0.577        0.558        0.567         0.755         0.785         0.807
                                             --------    ---------     ---------     --------     ---------    ----------
Net Asset Value, End of Period ............  $  11.80    $   11.39     $  11.47      $  11.30     $   12.27    $    11.18
                                             ========    =========     =========     ========     =========    ==========
Total Return(1) ...........................      8.85%        4.20%        6.82%        (1.81%)       17.31%         8.57%
Ratios/Supplemental Data Net Assets,
 End of Period (000 omitted)   ............  $ 83,208    $  96,102     $104,168      $103,113     $ 120,809    $   48,420
 Ratio of Expenses to Average Net Assets#..      0.90%        0.90%        0.85%         0.76%         0.75%         0.75%
 Ratio of Net Investment Income to
 Average# .................................      4.77%        4.76%        5.11%         4.89%         4.86%         5.74%
 Net Assets Ratio of Expenses without
  waivers and assumption of expenses to
  Average Net Assets# .....................      1.18%        1.27%        1.37%         1.25%         1.11%         1.41%
 Ratio of Net Investment Income without
  waivers and assumption of expenses to
  Average Net Assets# .....................      4.49%        4.39%        4.59%         4.40%         4.50%         5.08%
Portfolio Turnover Rate  ..................       107%         156%         122%          162%          150%          280%

                               Class A                                                 Class B
-----------------------------------------------------------------   --------------------------------------------------
Year ended                                                                        Year ended
---------------------------------------------------    9/4/87*      ------------------------------------   11/4/93**
                                                         to                                                  through
10/31/91     10/31/90     10/31/89      10/31/88      10/31/87       8/31/97     8/31/96      8/31/95       8/31/94
--------     --------     --------      --------      --------      --------    ---------    ----------    ---------
 $   10.48    $  10.60     $   10.62     $   10.08     $   10.00     $  11.33    $   11.41     $   11.27    $  12.11
 ---------    --------     ---------     ---------     ---------     --------    --------      --------     --------
     0.635       0.671         0.739         0.701         0.053        0.465        0.469         0.485       0.419
     0.762      (0.100)        0.045         0.590         0.027        0.430       (0.086)        0.162      (0.543)
 ---------    --------     ----------    ---------     ---------     --------    ---------     ---------    --------
      1.40       0.571         0.784         1.291         0.080        0.895        0.383         0.647      (0.124)
     0.635       0.672         0.741         0.751         0.000        0.442        0.463         0.507       0.433
     0.000       0.020         0.063         0.000         0.000        0.023           --            --       0.283
 ---------    ---------    ----------    ---------     ---------     --------    ---------     ---------    --------
     0.635       0.692         0.804         0.751         0.000        0.465        0.463         0.507       0.716
 ---------    ---------    ----------    ---------     ---------     --------    ---------     ---------    --------
 $   11.25    $  10.48     $   10.60     $   10.62     $   10.08     $  11.76    $   11.33     $   11.41    $  11.27
 =========    =========    ==========    =========     =========     ========    =========     =========    ========
     13.68%       5.56%         7.69%        13.24%         5.41%        8.03%        3.46%         5.99%      (1.11%)
 $  24,062    $ 20,413     $  17,545     $   5,557     $     101     $ 13,501    $  13,657     $  10,633    $  7,234
      0.76%       0.71%         0.20%         0.00%         0.00%        1.64%        1.65%         1.61%       1.51%
      5.85%       6.34%         6.90%         7.16%         7.49%        4.03%        4.01%         4.35%       4.28%
      1.71%       1.68%         2.30%         1.50%         1.50%        1.68%        1.76%         1.87%       1.76%
      4.90%       5.38%         4.81%         5.66%         5.99%        3.99%        3.90%         4.09%       4.03%
       353%        143%          286%          362%           90%         107%         156%          122%        162%

 *  Commencement of operations.
**  Commencement of offering shares.
+ In 1994 the New York Tax Free Income Fund changed its fiscal year-end from October 31 to August 31.
(1) Total return figures are calculated before taking into account effect of 4.50% sales charge.
#   Short periods have been annualized.

FUND OBJECTIVES
---------------
Vista New York Tax Free Income Fund seeks to provide monthly dividends which are excluded from gross income for federal tax purposes and exempt from New York State and New York City personal income taxes, as well as to protect the value of its shareholders' investment. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.



INVESTMENT POLICIES

INVESTMENT APPROACH
The Fund invests primarily in New York Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in New York Municipal Obligations the interest on which, in the opinion of bond counsel, does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax and New York State and New York City personal income taxes. For temporary defensive purposes, the Fund may exceed this limitation.

The Fund's investments may include, among other instruments, fixed, variable or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps. The Fund's Municipal Obligations will be rated at least in the category Baa, MIG-3 or VMIG-3 by Moody's Investors Service, Inc. ("Moody's"), or BBB or SP-2 by Standard & Poor's Corporation ("S&P") or BBB or FIN-3 by Fitch Investors Service, Inc. ("Fitch") or comparably rated by another national rating organization, or, if unrated, considered by the Fund's advisers to be of comparable quality.

There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security. The Fund's advisers may adjust the average maturity of the Fund's portfolio based upon their assessment of the relative yields available on securities of different maturities and their expectations of future changes in interest rates.

The Fund is classified as a "non-diversified" fund under federal securities law. The Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified.

For temporary defensive purposes, the Fund may invest without limitation in high quality money market instruments and repurchase agreements, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes.

In lieu of investing directly, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

WHO MAY  WANT TO INVEST
The Fund may be most appropriate for investors who...
[bullet] Are seeking monthly income that is exempt from federal, state and New
   York City income tax
[bullet] Are investing for mid- to long-term investment goals
[bullet] Own or plan to own other types of investments for diversification purposes
[bullet] Can assume bond market (i.e., interest rate) risk

The Fund may NOT be appropriate for investors who are unable to tolerate any up and down price changes, are investing for shorter-term goals or who are in need of higher growth potential.



MUNICIPAL OBLIGATIONS
"Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "New York Municipal Obligations" are Municipal Obligations of the State of New York and its political subdivisions and of Puerto Rico, other U.S. territories and their political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from New York State and New York City personal income taxes. Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

MUNICIPAL LEASE OBLIGATIONS. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.


OTHER INVESTMENT PRACTICES
The Fund may also engage in the following investment practices when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

MONEY MARKET INSTRUMENTS.

The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.


U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


REPURCHASE AGREEMENTS AND FORWARD AND STAND-BY COMMITMENTS. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involve some risk to the

Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.


BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STRIPS AND ZERO COUPON OBLIGATIONS. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt, and the Fund would purchase such instruments based on opinions of bond counsel.

INVERSE FLOATERS AND INTEREST RATE CAPS. The Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates, and will be more volatile in response to interest rates changes than that of a fixed-rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal securities which do not include such a structure.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.


DERIVATIVES AND RELATED INSTRUMENTS. The Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase its income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. The Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward interest rate contracts; and
(iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other instruments.

There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Fund is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain.

Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Fund. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.


PORTFOLIO TURNOVER. The frequency of the Fund's buy and sell transactions will vary from year to year. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Fund to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information."



LIMITING INVESTMENT RISKS
Specific investment restrictions help the Fund limit investment risks for its shareholders. These restrictions prohibit the Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry (this would apply to municipal obligations backed only by the assets and revenues of nongovernmental users, but excludes obligations of states, cities, municipalities or other public authorities). A complete description of these and other investment policies is included in the SAI. Except for restriction
(b) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies (including its objective) are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.


RISK FACTORS
Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates. For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices" and "Municipal Obligations."

Because the Fund will invest primarily in obligations issued by the State of New York and its cities, public authorities and other municipal issuers, the Fund is susceptible to factors affecting the State of New York and its municipal issuers. The State of New York and New York City have a recent history of significant financial and fiscal difficulties. If the State of New York or any of its local government entities is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected. See the SAI for further information.

Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.

The Fund may invest up to 25% of its total assets in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. The dependence on banking institutions may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in the banking industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Obligations backed by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

Because the Fund is "non-diversified," the value of its shares is more susceptible to developments affecting issuers in which the Fund invests. In addition, more than 25% of the Fund's assets may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments, particularly in light of the fact that the issuers in which the Fund invests will generally be located in the State of New York.



MANAGEMENT
----------
THE FUND'S ADVISERS

The Chase Manhattan Bank ("Chase") acts as the Fund's investment adviser under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.30% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the Fund's sub-investment adviser under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.15% of the Fund's average daily net assets. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

Pamela Hunter, Vice President of Chase, has been responsible for the day-to-day management of the Fund since its inception in 1987. Ms. Hunter is part of a team providing fixed income strategy and product development. Ms. Hunter has been employed at Chase (including its predecessors) since 1980.


ABOUT YOUR INVESTMENT
---------------------
CHOOSING A SHARE CLASS
CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any sales charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares have lower combined 12b-1 and service fees than Class B shares. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. Class B shares also have higher combined 12b-1 and service fees than Class A shares.

Class B shares automatically convert into Class A shares, based on relative net asset value, at the beginning of the ninth year after purchase. For more information about the conversion of Class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher combined 12b-1 and service fees. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

WHICH ARRANGEMENT IS
BEST FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you who prefer not to pay an initial sales charge and anticipate holding your shares for a number of years, you might consider Class B shares. In almost all cases, if you are planning to purchase $250,000 or more of the Fund's shares, you will pay lower aggregate charges and expenses by purchasing Class A shares.




HOW TO BUY, SELL
AND EXCHANGE SHARES
-------------------
HOW TO BUY SHARES

You can open a Fund account with as little as $2,500 for regular accounts, $1,000 for traditional and Roth IRAs, SEP-IRAs and the Systematic Investment Plan, or $500 for Education IRAs. Additional investments may be made at any time with as little as $100. You can buy Fund shares three ways--through an investment representative, through the Fund's distributor by calling the Vista Service Center, or through the Systematic Investment Plan.

All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until the purchase check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated Clearing House (ACH) will not be allowed until your payment clears, which may take 7 business days or longer.


BUYING SHARES THROUGH THE FUND'S DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank checking or savings account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin such a plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at

1-800-34-VISTA for complete instructions.


Shares are purchased at the public offering price, which is based on the net asset value next determined after the Vista Service Center receives your order in proper form. In most cases, in order to receive that day's public offering price, the Vista Service Center must receive your order in proper form before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price. Orders are in proper form only after funds are converted to federal funds. Orders paid by check and received by 2:00 p.m., Eastern Time will generally be available for the purchase of shares the following business day.


If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your Class A shares unless you request them. Due to the conversion feature of Class B shares, certificates for Class B shares will not be issued and all Class B shares will be held in book entry form.

                                Class A Shares
                                --------------
The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.


                                 Sales charge as a
                                   percentage of:
                                ---------------------       Amount of sales charge
Amount of transaction at        Offering  Net amount      reallowed to dealers as a
offering price                  Price     invested       percentage of offering price
----------------------------   --------  ------------    ----------------------------
Under 100,000                    4.50        4.71                    4.00
100,000 but under 250,000        3.75        3.90                    3.25
250,000 but under 500,000        2.50        2.56                    2.25
500,000 but under 1,000,000      2.00        2.04                    1.75

There is no initial sales charge on purchases of Class A shares of $1 million or more.

The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

                                Class B Shares

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and
(ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.


Year      1      2      3      4      5      6      7     8+
------   ----   ----   ----   ----   ----   ----   ----   ---
CDSC     5%     4%     3%     3%     2%     1%     0%     0%

In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares, and the distributor receives the entire amount of any CDSC you pay.

GENERAL

You may be eligible to buy Class A shares at reduced sales charges. Consult your investment representative or the Vista Service Center for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the enclosed application and in the SAI. For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares and are opening or adding to Vista prototype IRA with a transfer of assets or rollover from a qualified plan. If you use such redemption proceeds to open or add to a Vista prototype IRA, the Fund's distributor will pay broker-dealers commissions on the net sales of Class A shares at the rate of 1%. In addition, sales charges are waived if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares, and on which you paid a front-end or contingent deferred sales charge.

Some participant-directed employee benefit plans participate in a "multifund" program which offers both Vista and non-Vista mutual funds. With Board of Trustee approval, the money that is invested in Vista Funds may be combined with the other mutual funds in the same program when determining the Plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.


The Fund may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista Fund shares), financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.


For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are investing the proceeds of an IRA for which The Chase Manhattan Bank or its designee serves as trustee or custodian. No initial sales charge will apply to the purchase of the Fund's Class A shares if you are investing the proceeds of a qualified retirement plan where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

Investors may incur a fee if they effect transactions through a broker or agent.

Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Vista Service Center.

Shareholders of record of any Vista fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own

Class A shares of any Vista fund, provided there is no change in account registration.

The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company. The CDSC will be waived on redemption of Class B shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 with respect to the applicable Fund at the time the systematic withdrawal plan was established. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.


The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.

Shareholders of other Vista funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.


HOW TO SELL SHARES
You can sell your Fund shares any day the New York Stock Exchange is open, either directly to the Fund or through your investment representative. The Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.

SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction to the Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form, less any applicable CDSC. In order to receive that day's net asset value, the Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.


SIGNATURE GUARANTEES. If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.


If you want your redemption proceeds sent to an address other than your address as it appears on

Vista's records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.


DELIVERY OF PROCEEDS. The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

TELEPHONE REDEMPTIONS.
You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Fund. There is a $10.00 charge for each wire transaction. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.


The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.


SYSTEMATIC WITHDRAWAL. You can make regular withdrawals of $50 or more ($100 or more for Class B accounts) monthly, quarterly or semiannually. A inimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.


SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Vista Service Center, and may charge you for its services.


INVOLUNTARY REDEMPTION OF ACCOUNTS. The Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500 due to redemptions, or if you purchase through the Systematic Investment Plan and fail to meet the Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no CDSC will be imposed.



HOW TO EXCHANGE YOUR SHARES
You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.


EXCHANGING TO MONEY FUNDS. An exchange of Class B shares into any of the Vista money market funds (other than the Class B shares of the Vista Prime Money Market Fund) will be treated as a redemption--and therefore subject to the conditions of the CDSC--and a subsequent purchase. Class B shares of any Vista non-money market fund may be exchanged into the Class B shares of the Vista Prime Money Market Fund in order to continue the aging of the initial purchase of such shares.


For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.


EXCHANGING BY PHONE. A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Vista Service Center for prospectuses of other Vista Funds. Shares of certain Vista Funds are not available to residents of all states.

EXCHANGE PARAMETERS. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving the Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.


REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.


HOW THE FUND
VALUES ITS SHARES
-----------------
The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of the Fund, by dividing the net assets of the Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Fund are determined on the basis of their market or other fair value, as described in the SAI.



HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION
-------------------------------------------
The Fund declares dividends daily and distributes any net investment income at least monthly. The Fund distributes any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.


DISTRIBUTION PAYMENT OPTION. You can choose fom three distribution options: (1) reinvest all distributions in additional Fund shares without a sales charge;
(2) receive
distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. You can change your distribution option by notifying the Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

If a check representing a Fund distribution is not cashed within a specified period, the Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another Vista Fund. If the Vista Service Center does not receive your election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the Vista Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS.
Distributions by the Fund of its tax-exempt interest income will not be subject to federal income tax, but generally will be subject to state and local taxes. However, to the extent paid out interest on New York Municipal Obligations, such distributions will also be exempt from New York State and New York City personal income taxes for a New York individual resident shareholder.

All other Fund distributions of net investment income will be taxable as ordinary income. Any distributions of net capital gain which are designated as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long you have held the shares. The taxation of your distributions is the same whether received in cash or in shares through the reinvestment of distributions.

You should carefully consider the tax implications of purchasing shares just prior to a distribution. This is because you will be taxed on the entire amount of the taxable distribution received, even though the net asset value per share will be higher on the date of such purchase as it will include the distribution amount.


Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

The above is only a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for tate and local taxes and, for foreign shareholders, U.S. withholding taxes).




OTHER INFORMATION
CONCERNING THE FUND
-------------------
DISTRIBUTION PLANS

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted a Rule 12b-1 distribution plans for Class A and Class B shares which provide for the payment of distribution fees at annual rates of up to 0.25% and 0.75% of the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A and Class B shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares maintained in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified targets for one or more Vista Funds. These incentives may include gifts of up to $100 per person annually, an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursements for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. In some instances, such cash compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Vista Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.

SHAREHOLDER SERVICING AGENTS

The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A or Class B shares of the Fund. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to .25% of the average daily net assets of Class A and Class B shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.


Shareholder servicing agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholers, since it will be paid by Chase and/or VFD.

Chase and its affiliates and the Vista Family of Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.



ADMINISTRATOR
AND SUB-ADMINISTRATOR
Chase acts as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.

VFD provides certain sub-administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at One Chase Manhattan Plaza, Third Floor, New York, New York 10081.




CUSTODIAN
Chase acts as the Fund's custodian and fund accountant and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.



EXPENSES
The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND
DESCRIPTION OF SHARES
The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the

Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.


The Fund issues multiple classes of shares. This Prospectus relates to Class A and Class B shares of the Fund. The Fund may offer other classes of shares in addition to these classes and may determine not to offer certain classes of shares. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of the Fund's shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.


The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.



UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND STRUCTURE
------------------------------------------------------
Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Portfolio"). In that event, a shareholder's interest in the Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to the Fund, a Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Portfolio on the same terms and conditions and would pay a proportionate share of such Portfolio's expenses. However, other investors in a Portfolio would not be required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the

Fund should be aware that these differences may result in differences in returns experienced in the different funds that invest in a Portfolio. Such differences in return are also present in other mutual fund structures.

Smaller funds investing in a Portfolio could be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund were to withdraw from a Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio could become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Portfolio could have effective voting control of such Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Portfolio, the Trust would hold a meeting of shareholders of the Fund and would cast all of its votes in the same proportion as did the Fund's shareholders. Shares of the Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Portfolio's objective, policies or restrictions might require the Trust to withdraw the Fund's interest in such Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

State securities regulations generally would not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of a Portfolio absent the adoption of procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Fund will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

If the Fund invests all of its investable assets in a Portfolio, investors in the Fund will be able to obtain information about whether investment in the Portfolio might be available through other funds by contacting the Fund at 1-800-622-4273. In the event the Fund adopts a master/feeder structure and invests all of its investable assets in a Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.



PERFORMANCE INFORMATION
-----------------------
The Fund's investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares, in the manner described in the

SAI. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period. "Effective yield" is the "yield" calculated assuming the reinvestment of income earned, and will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment. "Tax equivalent yield "is the yield that a taxable fund would have to generate in order to produce an after-tax yield equivalent to the Fund's yield. The tax equivalent yield of the Fund can then be compared to the yield of a taxable Fund. Tax equivalent yields can be quoted on either a "yield" or "effective yield" basis.

"Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B shares). Total return reflects the deduction of the maximum initial sales charge in the case of Class A shares, but does not reflect the deduction of any contingent deferred sales charge in the case of Class B shares. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.


All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                    MAKE THE MOST OF YOUR VISTA PRIVILEGES
                    --------------------------------------
The following services are available to you as a Vista mutual fund shareholder.


[bullet] SYSTEMATIC INVESTMENT PLAN--Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.

[bullet] SYSTEMATIC WITHDRAWAL PLAN--Make regular withdrawals of $50 or more
         ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts.

[bullet] SYSTEMATIC EXCHANGE--Transfer assets automatically from one Vista account to another on a regular, prearranged basis. There is no additional charge for this service.

[bullet] FREE EXCHANGE PRIVILEGE--Exchange money between Vista funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change.

         Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.

[bullet] REINSTATEMENT PRIVILEGE--Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

 Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

 For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392


TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105


LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[CHASE VISTA LOGO]
P.O. Box 419392
Kansas City, MO 64141-6392
                                                                     VNYT-1-1297

                                   PROSPECTUS
                         VISTA(SM) TAX FREE INCOME FUND

                              CLASS A AND B SHARES



                           INVESTMENT STRATEGY: INCOME


December 29, 1997

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its December 29, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                                TABLE OF CONTENTS





Expense Summary  ............................................................  4
 The expenses you might pay on your Fund investment, including examples
Financial Highlights   ......................................................  6
 How the Fund has performed
Fund Objectives  ............................................................  8
Investment Policies .........................................................  8
 The kinds of securities in which the Fund invests, investment policies and techniques, and risk
Management .................................................................. 15
 Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the Fund's sub-adviser, and the individuals who manage the Fund
About Your Investment  ...................................................... 15
 Alternative sales arrangements
How to Buy, Sell and Exchange Shares  ....................................... 16
How the Fund Values Its Shares  ............................................. 23
How Distributions Are Made; Tax Information ................................. 23
 How the Fund distributes its earnings, and tax treatment related to those earnings
Other Information Concerning the Fund ....................................... 25
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization
Performance Information   ................................................... 29
 How performance is determined, stated and/or advertised
Make the Most of Your Vista Privileges   .................................... 31

                                EXPENSE SUMMARY


Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund and is, except as described below, based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.





                                                                  Class A      Class B
                                                                  Shares       Shares
                                                                 ---------    ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                               4.50%        None
Maximum Deferred Sales Charge (as a percentage of the lower of
  original purchase price or redemption proceeds)*   .........      None         5.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee (after estimated waiver)**   .........      0.14%#       0.14%#
12b-1 Fee*** (after estimated waiver, where indicated)  ......      0.00%**#     0.75%
Shareholder Servicing Fee
  (after estimated waiver, where indicated) ..................      0.11%**#     0.25%
Other Expenses   .............................................      0.50%#       0.50%#
                                                                ---------    ---------
Total Fund Operating Expenses (after waiver of fee)**   ......     0.75%#        1.64%
                                                                =========    =========




EXAMPLES
Your investment of $1,000 would incur the
following expenses, assuming 5% annual return:   1 Year     3 Years     5 Years     10 Years
                                                 -------    --------    --------    --------
Class A Shares+ ..............................   $52        $68         $ 85        $134
Class B Shares:
 Assuming complete redemption at the
   end of the period++ +++  ..................   $67        $82         $109        $175
 Assuming no redemptions+++ ..................   $17        $52         $ 89        $175


  * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "How to Buy, Sell and Exchange Shares."

  ** Reflects current waiver arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the Investment Advisory Fee would be 0.30% for Class A and Class B shares, the 12b-1 Fee and Shareholder Servicing Fee would be 0.25% for Class A shares, and Total Fund Operating Expenses would be 1.30% and 1.80% for Class A and Class B shares, respectively.

 *** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

   # Restated from most recent fiscal year to reflect current waiver arrangements.

  +    Assumes deduction at the time of purchase of the maximum sales charge.


  ++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.

 +++ Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the ninth year after purchase. See "How to Buy, Sell and Exchange Shares".


The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

                              FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Class A Share and one Class B Share. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report is included in the Annual Report to Shareholders.




                          VISTA TAX FREE INCOME FUND
--------------------------------------------------------------------------------


                                                                              Class A
                                                    --------------------------------------------------------
                                                       Year        Year         Year       11/1/93       Year
                                                      ended        Ended       ended      through      ended
                                                     8/31/97      8/31/96     8/31/95     8/31/94+     10/31/93
                                                    -------      --------    --------     ---------    --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period   ............  $   11.84    $  11.85    $   11.70    $ 12.70     $   11.52
                                                    ----------   ---------   ----------   ---------    ---------
 Income from Investment Operations:
   Net Investment Income   ........................      0.579       0.580        0.585      0.475         0.662
  Net Gains or Losses in Securities
   (both realized and unrealized)   ...............      0.484      (0.007)       0.147     (0.847)        1.412
                                                    ----------   ---------   ----------   ---------    ---------
  Total from Investment Operations  ...............      1.063       0.573        0.732     (0.372)        2.074
                                                    ----------   ---------   ----------   ---------    ---------
 Less Distributions:
   Dividends from net investment income   .........      0.583       0.583        0.582      0.475         0.662
  Distributions from capital gains  ...............         --          --           --      0.153         0.237
                                                    ----------   ---------   ----------   ---------    ---------
  Total Distributions   ...........................      0.583       0.583        0.582      0.628         0.899
                                                    ----------   ---------   ----------   ---------    ---------
Net Asset Value, End of Period   ..................  $   12.32    $  11.84    $   11.85    $ 11.70     $   12.70
                                                    ==========   =========   ==========   =========    =========
Total Return(1)   .................................       9.14%       4.88%        6.53%     (2.99%)       18.72%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)  .........  $  62,729    $ 70,480    $  88,783    $98,054     $  83,672
 Ratio of Expenses to Average Net Assets# .........       0.90%       0.90%        0.85%      0.58%         0.23%
 Ratio of Net Income to Average Net Assets#  ......       4.78%       4.83%        5.07%      4.75%         5.25%
 Ratio of Expenses without waivers
  and assumption of expenses to
  Average Net Assets#   ...........................       1.29%       1.46%        1.47%      1.29%         1.20%
 Ratio of Net Investments Income without
  waivers and assumption of expenses to
  Average Net Assets#   ...........................       4.39%       4.27%        4.45%      4.04%         4.28%
Portfolio Turnover Rate ...........................        147%        210%         233%       258%          149%

                                       6

                                                      Year
                                                      ended
                                                    10/31/92     10/31/91      10/31/90     10/31/89      10/31/88
                                                    --------     --------      --------     --------      --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period   ............ $   11.12    $   10.43     $  10.58     $   10.63     $   10.08
                                                    ---------    ---------     --------     ---------     ---------
 Income from Investment Operations:
   Net Investment Income   ........................     0.731         0.727        0.723         0.756         0.738
  Net Gains or Losses in Securities
   (both realized and unrealized)   ...............     0.556         0.693      ( 0.094)        0.006         0.603
                                                    ---------    ----------    ---------    ----------    ----------
  Total from Investment Operations  ...............     1.287         1.420        0.629         0.762         1.341
                                                    ---------    ----------    ---------    ----------    ----------
 Less Distributions:
   Dividends from net investment income   .........     0.731         0.726        0.726         0.759         0.791
  Distributions from capital gains  ...............     0.156            --        0.055         0.053            --
                                                    ---------    ----------    ---------    ----------    ----------
  Total Distributions   ...........................     0.887         0.726        0.781         0.812         0.791
                                                    ---------    ----------    ---------    ----------    ----------
Net Asset Value, End of Period   .................. $   11.52    $   11.12     $  10.43     $   10.58     $   10.63
                                                    =========    ==========    =========    ==========    ==========
Total Return(1)   .................................     11.99%       13.98 %       6.18 %        7.48 %       13.83 %
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)  ......... $  17,548    $    5,425    $   3,973    $    3,196    $    1,197
 Ratio of Expenses to Average Net Assets# .........      0.00%        0.04 %       0.12 %        0.00 %        0.00 %
 Ratio of Net Income to Average Net Assets#  ......      6.26%        6.71 %       6.86 %        7.06 %        7.50 %
 Ratio of Expenses without waivers
  and assumption of expenses to
  Average Net Assets#   ...........................      2.34%        4.04 %       2.50 %        2.50 %        2.00 %
 Ratio of Net Investments Income without
  waivers and assumption of expenses to
  Average Net Assets#   ...........................      3.92%        2.71 %       4.48 %        4.56 %        5.50 %
Portfolio Turnover Rate ...........................       266%          211%          89%          257%          422%



                                                                          Class B
                                                    -------------------------------------------------
                                                     9/4/87*        Year          Year       Year       11/4/93**
                                                       to           ended        ended       ended      through
                                                    10/31/87       8/31/97      8/31/96     8/31/95     8/31/94
                                                    --------      --------      -------     --------    --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period   ............ $   10.00      $   11.76    $  11.77    $   11.65    $  12.51
                                                    ---------     ----------   ---------   ----------   ---------
 Income from Investment Operations:
   Net Investment Income   ........................      0.059         0.484       0.486        0.498       0.423
  Net Gains or Losses in Securities
   (both realized and unrealized)   ...............      0.021         0.478      (0.006)       0.140      (0.707)
                                                    ----------    ----------   ---------   ----------   ---------
  Total from Investment Operations  ...............      0.080         0.962       0.480        0.638      (0.284)
                                                    ----------    ----------   ---------   ----------   ---------
 Less Distributions:
   Dividends from net investment income   .........         --         0.472       0.490        0.518       0.423
  Distributions from capital gains  ...............         --            --          --           --       0.153
                                                    ----------    ----------   ---------   ----------   ---------
  Total Distributions   ...........................         --         0.472       0.490        0.518       0.576
                                                    ----------    ----------   ---------   ----------   ---------
Net Asset Value, End of Period   .................. $   10.08      $   12.25    $  11.76    $   11.77    $  11.65
                                                    ==========    ==========   =========   ==========   =========
Total Return(1)   .................................      5.41 %         8.30%       4.10%        5.70%      (2.35%)
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)  ......... $      101     $  13,610    $ 14,329    $  14,265    $ 11,652
 Ratio of Expenses to Average Net Assets# .........      0.00 %         1.64%       1.65%        1.61%       1.47%
 Ratio of Net Income to Average Net Assets#  ......      7.35 %         4.04%       4.08%        4.31%       3.95%
 Ratio of Expenses without waivers
  and assumption of expenses to
  Average Net Assets#   ...........................      2.00 %         1.79%       1.95%        1.97%       1.81%
 Ratio of Net Investments Income without
  waivers and assumption of expenses to
  Average Net Assets#   ...........................      5.35 %         3.89%       3.78%        3.95%       3.61%
Portfolio Turnover Rate ...........................         94%          147%        210%         233%        258%



  *    Commencement of operations.

  **   Commencement of offering shares.

   + In 1994 the Tax Free Income Fund changed ifs fiscal year-end from October 31 to August 31.

 (1) Total returns are calculated before taking into account effect of 4.50% sales charge.
  #    Short periods have been annualized.

FUND OBJECTIVES
---------------
Vista Tax Free Income Fund seeks to provide monthly dividends which are excluded from gross income for federal tax purposes, as well as to protect the value of its shareholders' investment, by investing primarily (i.e., at least 80% of its assets under normal conditions) in Municipal Obligations. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.



INVESTMENT POLICIES
-------------------
INVESTMENT APPROACH
The Fund invests primarily in Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation.

The Fund's investments may include, among other instruments, fixed, variable or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps. The Fund's Municipal Obligations will be rated at time of purchase at least in the category Baa, MIG-3 or VMIG-3 by Moody's Investors Service, Inc. ("Moody's"), or BBB or SP-2 by Standard & Poor's Corporation ("S&P"), or BBB or FIN-3 by Fitch Investors Service, Inc. ("Fitch") or comparably rated by another national rating organization, or, if unrated, considered by the Fund's advisers to be of comparable quality.

There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security. The Fund's advisers may adjust the average maturity of the Fund's portfolio based upon their assessment of the relative yields available on securities of different maturities and their expectations of future changes in interest rates.

The Fund is classified as a "non-diversified" fund under federal securities law. The Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified.

For temporary defensive purposes, the Fund may invest without limitation in high quality money market instruments and repurchase agreements, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes.

In lieu of investing directly, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

WHO MAY  WANT TO INVEST
The Fund may be most appropriate for investors who...
[bullet] Are seeking monthly tax-free income exempt from federal income tax [bullet] Are investing for mid- to long-term investment goals
[bullet] Own or plan to own other types of investments for diversification purposes
[bullet] Can assume bond market (i.e., interest rate) risk

The Fund may NOT be appropriate for investors who are unable to tolerate any up and down price changes, are investing for shorter-term goals or who are in need of higher growth potential.



MUNICIPAL OBLIGATIONS
"Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.

From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

MUNICIPAL LEASE OBLIGATIONS. The Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.


OTHER INVESTMENT PRACTICES
The Fund may also engage in the following investment practices when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

MONEY MARKET INSTRUMENTS.

The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.


U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


REPURCHASE AGREEMENTS AND FORWARD AND STAND-BY COMMITMENTS. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.


STRIPS AND ZERO COUPON OBLIGATIONS. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt, and the Fund would purchase such instruments based on opinions of bond counsel.

INVERSE FLOATERS AND INTEREST RATE CAPS. The Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates, and will be more volatile in response to interest rates changes than that of a fixed-rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal securities which do not include such a structure.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.


DERIVATIVES AND RELATED INSTRUMENTS. The Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase its income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. The Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward interest rate contracts; and
(iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other instruments.

There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Fund is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Fund. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.


PORTFOLIO TURNOVER. The frequency of the Fund's buy and sell transactions will vary from year to year. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Fund to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information"



LIMITING INVESTMENT RISKS
Specific investment restrictions help the Fund limit investment risks for its shareholders. These restrictions prohibit the Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry (this would apply to municipal obligations backed only by the assets and revenues of nongovernmental users, but excludes obligations of states, cities, municipalities or other public authorities). A complete description of these and other investment policies is included in the SAI. Except for the Fund's investment objective, restriction (b) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.


RISK FACTORS
Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates. For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices" and "Municipal Obligations."

Because the Fund will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Fund is susceptible to factors affecting such states and their municipal issuers. A number of municipal issuers have a recent history of significant financial and fiscal difficulties. If an issuer in which the Fund invests is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected. See the SAI for further information.

Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by the Fund.

The Fund may invest up to 25% of its total assets in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. The dependence on banking institutions may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in the banking industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Obligations backed by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

Because the Fund is "non-diversified," the value of its shares is more susceptible to developments affecting issuers in which the Fund invests. In addition, more than 25% of the Fund's assets may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments.

MANAGEMENT
----------
THE FUND'S ADVISERS

The Chase Manhattan Bank ("Chase") acts as the Fund's investment adviser under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.


For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.30% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.


Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the Fund's sub-investment adviser under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.15% of the Fund's average daily net assets. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.


Pamela Hunter, Vice President of Chase, has been responsible for the day-to-day management of the Fund since its inception in 1987. Ms. Hunter is part of a team providing fixed income strategy and product development. Ms. Hunter has been employed at Chase (including its predecessors) since 1980.



ABOUT YOUR INVESTMENT
---------------------

CHOOSING A SHARE CLASS

CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any sales charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares have lower combined 12b-1 and service fees than Class B shares. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. Class B shares also have higher combined 12b-1 and service fees than Class A shares.

Class B shares automatically convert into Class A shares, based on relative net asset value, at the beginning of the ninth year after purchase. For more information about the conversion of Class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher combined 12b-1 and service fees. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

WHICH ARRANGEMENT IS BEST FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge and anticipate holding your shares for a number of years, you might consider Class B shares. In almost all cases, if you are planning to purchase $250,000 or more of the Fund's shares, you will pay lower aggregate charges and expenses by purchasing Class A shares.




HOW TO BUY, SELL AND
EXCHANGE SHARES
--------------------
HOW TO BUY SHARES

You can open a Fund account with as little as $2,500 for regular accounts, $1,000 for traditional and Roth IRAs, SEP-IRAs and the Systematic Investment Plan, or $500 for Education IRAs. Additional investments may be made at any time with as little as $100. You can buy Fund shares three ways-through an investment representative, through the Fund's distributor by calling the Vista Service Center, or through the Systematic Investment Plan.

All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until the purchase check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated Clearing House (ACH) will not be allowed until your payment clears, which may take 7 business days or longer.


BUYING SHARES THROUGH THE FUND'S DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank checking or savings account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin such a plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.


Shares are purchased at the public offering price, which is based on the net asset value next determined after the Vista Service Center receives your order in proper form. In most cases, in order to receive that day's public offering price, the Vista Service Center must receive your order in proper form before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price. Orders are in proper form only after funds are converted to federal funds. Orders paid by check and received by 2:00 p.m., Eastern Time will generally be available for the purchase of shares the following business day.


If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your Class A shares unless you request them. Due to the conversion feature of Class B shares, certificates for Class B shares will not be issued and all Class B shares will be held in book entry form.

                                Class A Shares
                                --------------
The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.


                                                              Amount of
                                    Sales charge as a        sales charge
                                     percentage of:          reallowed to
                                ------------------------     dealers as a
Amount of transaction at        Offering     Net amount      percentage of
offering price ($)              Price        invested       offering price
------------------              --------     ----------     --------------
Under 100,000                     4.50          4.71             4.00
100,000 but under 250,000         3.75          3.90             3.25
250,000 but under 500,000         2.50          2.56             2.25
500,000 but under 1,000,000       2.00          2.04             1.75

There is no initial sales charge on purchases of Class A shares of $1 million or more.

The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

                                Class B Shares
                                --------------

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and
(ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.




Year      1      2      3      4      5      6      7     8+
------   ----   ----   ----   ----   ----   ----   ----   ---
CDSC     5%     4%     3%     3%     2%     1%     0%     0%

In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares, and the distributor receives the entire amount of any CDSC you pay.

GENERAL

You may be eligible to buy Class A shares at reduced sales charges. Consult your investment representative or the Vista Service Center for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the enclosed application and in the SAI. For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares and are opening or adding to a Vista prototype IRA with a transfer of assets or rollover from a qualified plan. If you use such redemption proceeds to open or add to a Vista prototype IRA, the Fund's distributor will pay broker-dealers commissions on the net sales of Class A shares at the rate of 1%. In addition, sales charges are waived if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares, and on which you paid a front-end or contingent deferred sales charge.

Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Vista and non-Vista mutual funds. With Board of Trustee approval, the money that is invested in Vista Funds may be combined with the other mutual funds in the same program when determining the Plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.


The Fund may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista Fund shares), financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.


For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are investing the proceeds of an IRA for which The Chase Manhattan Bank or its designee serves as trustee or custodian. No initial sales charge will apply to the purchase of the Fund's Class A shares if you are investing the proceeds of a qualified retirement plan where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

Purchases of Class A shares of the Fund may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

Investors may incur a fee if they effect transactions through a broker or agent.

Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Vista Service Center.

Shareholders of record of any Vista fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any Vista Fund, provided there is no change in account registration.

The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company. The CDSC will be waived on redemption of Class B shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 with respect to the applicable Fund at the time the systematic withdrawal plan was established. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.


The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.

Shareholders of other Vista funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.


HOW TO SELL SHARES
You can sell your Fund shares any day the New York Stock Exchange is open, either directly to the Fund or through your investment representative. The Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.


SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction to the Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form, less any applicable CDSC. In order to receive that day's net asset value, the Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

SIGNATURE GUARANTEES. If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.


If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.


DELIVERY OF PROCEEDS. The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

TELEPHONE REDEMPTIONS. You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Fund. There is a $10.00 charge for each wire transaction. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.


The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL. You can make regular withdrawals of $50 or more ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Vista Service Center, and may charge you for its services.


INVOLUNTARY REDEMPTION OF ACCOUNTS. The Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500 due to redemptions or if you purchase through the Systematic Investment Plan and fail to meet the Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption. In the event the Fund redeems Class B shares pursuant to this provision, no CDSC will be imposed.



HOW TO EXCHANGE YOUR SHARES
You can exchange your shares for shares of the same class of certain other Vista funds at net asset value beginning 15 days after purchase. Not all Vista funds offer all classes of shares. The prospectus of the other Vista fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

EXCHANGING TO MONEY FUNDS. An exchange of Class B shares into any of the Vista money market funds (other than the Class B shares of the Vista Prime Money Market Fund) will be treated as a redemption--and therefore subject to the conditions of the CDSC-- and a subsequent purchase. Class B shares of any Vista non-money market fund may be exchanged into the Class B shares of the Vista Prime Money Market Fund in order to continue the aging of the initial purchase of such shares.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.


EXCHANGING BY PHONE. A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Vista Service Center for prospectuses of other Vista Funds. Shares of certain Vista Funds are not available to residents of all states.

EXCHANGE PARAMETERS. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving the Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.


REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.


HOW THE FUND VALUES
ITS SHARES
----------
The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of the Fund, by dividing the net assets of the Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Fund are determined on the basis of their market or other fair value, as described in the SAI.



HOW DISTRIBUTIONS ARE
MADE; TAX INFORMATION
---------------------
The Fund declares dividends daily and distributes any net investment income at least monthly. The Fund distributes any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.


DISTRIBUTION PAYMENT OPTION. You can choose from three distribution options:
(1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. You can change your distribution option by notifying the Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

If a check representing a Fund distribution is not cashed within a specified period, the Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another Vista Fund. If the Vista Service Center does not receive your election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the Vista Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS.

Distributions by the Fund of its tax-exempt interest income will not be subject to federal income tax. Such distributions will generally be subject to state and local taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which the shareholder resides.


All other Fund distributions of net investment income will be taxable as ordinary income. Any distributions of net capital gain which are designated as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long you have held the shares. The taxation of your distributions is the same whether received in cash or in shares through the reinvestment of distributions.

You should carefully consider the tax implications of purchasing shares just prior to a distribution. This is because you will be taxed on the entire amount of the taxable distribution received, even though the net asset value per share will be higher on the date of such purchase as it will include the distribution amount.


Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.


The above is only a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation

(including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).



OTHER INFORMATION
CONCERNING THE FUND
-------------------
DISTRIBUTION PLANS

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule 12b-1 distribution plans for Class A and Class B shares which provide for the payment of distribution fees at annual rates of up to 0.25% and 0.75% of the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A and Class B shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares maintained in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified targets for one or more Vista Funds. These incentives may include gifts of up to $100 per person annually, an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursements for travel expenses, including loding and meals, in connection with attendance at training and educational meetings within and outside the U.S.

VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. In some instances, such cash compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Vista Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.



SHAREHOLDER SERVICING AGENTS
The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A or Class B shares of the

Fund. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A and Class B shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.


Shareholder servicing agents may offer additional services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholers, since it will be paid by Chase and/or VFD.


Chase and its affiliates and the Vista Family of Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.



ADMINISTRATOR AND SUB-ADMINISTRATOR
Chase act as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.

VFD provides certain sub-administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at One Chase Manhattan Plaza, Third Floor, New York, New York 10081.



CUSTODIAN

Chase acts as the Fund's custodian and fund accountant and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.



EXPENSES
The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND
DESCRIPTION OF SHARES

The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Fund issues multiple classes of shares. This Prospectus relates to Class A and Class B shares of the Fund. The Fund may offer other classes of shares in addition to these classes and may determine not to offer certain classes of shares. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of the Fund's shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.


The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.



UNIQUE CHARACTERISTICS OF MASTER/FEEDER
FUND STRUCTURE
--------------
Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Portfolio"). In that event, a shareholder's interest in the Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to the Fund, a Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Portfolio on the same terms and conditions and would pay a proportionate share of such Portfolio's expenses. However, other investors in a Portfolio would not be required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Fund should be aware that these differences may result in differences in returns experienced in the different funds that invest in a Portfolio. Such differences in return are also present in other mutual fund structures.

Smaller funds investing in a Portfolio could be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund were to withdraw from a Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio could become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Portfolio could have effective voting control of such Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Portfolio, the Trust would hold a meeting of shareholders of the Fund and would cast all of its votes in the same proportion as did the Fund's shareholders. Shares of the Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Portfolio's objective, policies or restrictions might require the Trust to withdraw the Fund's interest in such Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

State securities regulations generally would not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of a Portfolio absent the adoption of procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Fund will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

If the Fund invests all of its investable assets in a Portfolio, investors in the Fund will be able to obtain information about whether investment in the Portfolio might be available through other funds by contacting the Fund at 1-800-622-4273. In the event the Fund adopts a master/feeder structure and invests all of its investable assets in a Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.



PERFORMANCE INFORMATION
-----------------------
The Fund's investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares, in the manner described in the SAI. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period. "Effective yield" is the "yield" calculated assuming the reinvestment of income earned, and will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment. "Tax equivalent yield" is the yield that a taxable fund would have to generate in order to produce an after-tax yield equivalent to the Fund's yield. The tax equivalent yield of the Fund can then be compared to the yield of a taxable fund. Tax equivalent yields can be quoted on either a "yield" or "effective yield" basis.

"Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B shares). Total return may also be presented for other periods or without reflecting sales charges. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.

All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                    MAKE THE MOST OF YOUR VISTA PRIVILEGES
                    --------------------------------------
The following services are available to you as a Vista mutual fund shareholder.


[bullet] SYSTEMATIC INVESTMENT PLAN--Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.

[bullet] SYSTEMATIC WITHDRAWAL PLAN--Make regular withdrawals of $50 or more
         ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts.

[bullet] SYSTEMATIC EXCHANGE--Transfer assets automatically from one Vista account to another on a regular, prearranged basis. There is no additional charge for this service.

[bullet] FREE EXCHANGE PRIVILEGE--Exchange money between Vista funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.

[bullet] REINSTATEMENT PRIVILEGE--Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

  Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

                      (This Page Intentionally Left Blank)

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392


TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105


LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036


[CHASE VISTA LOGO]
P.O. Box 419392
Kansas City, MO 64141-6392

                                                                     VTFI-1-1297

                               [CHASE VISTA LOGO]

                                   PROSPECTUS
                   VISTA(SM) U.S. GOVERNMENT MONEY MARKET FUND
                                VISTA(SM) SHARES

                       INVESTMENT STRATEGY: CURRENT INCOME


December 29, 1997

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its December 29, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call 1-800-621-7227. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                            TABLE OF CONTENTS




Expense Summary  ............................................................  3
 The expenses you pay on your Fund investment, including examples
Financial Highlights   ......................................................  5
 The Fund's financial history
Fund Objective and Investment Approach   ....................................  6
Investment Policies .........................................................  6
Management ..................................................................  9
 Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the Fund's sub-adviser
How to Buy, Sell and Exchange Shares  .......................................  9
Exchange Feature ............................................................ 13
How the Fund Values its Shares  ............................................. 14
How Dividends and Distributions Are Made; Tax Information  .................. 15
 How the Fund distributes its earnings, and tax treatment
  related to those earnings
Other Information Concerning the Fund ....................................... 15
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization
Performance Information   ................................................... 19
 How performance is determined, stated and/or advertised

                                EXPENSE SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year by the Fund. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.




                                                                      Vista
                                                                      Shares
                                                                      ----
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee  ..........................................    0.10%
12b-1 Fee *  ......................................................    0.10%
Shareholder Servicing Fee (after estimated waiver of fee)**  ......    0.23%
Other Expenses  ...................................................    0.16%
Total Fund Operating Expenses (after waivers of fees)**   .........    0.59%




EXAMPLE
Your investmen of $1,000 would incur the following expenses, assuming 5% annual return:




 1 year   ..................... $ 6
 3 years  .....................  19
 5 years  .....................  33
 10 years .....................  74



 * Long-term shareholders in mutual funds with 12b-1 fees, such as holders of Vista Shares of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
** Reflects current waiver arrangements to maintain Total Fund Operating
   Expenses at the levels indicated in the table above. Absent such waiver, the Shareholder Servicing Fee would be 0.35%, and Total Fund Operating Expenses would be 0.71%. Chase has agreed to waive fees payable to it and/or reimburse expenses for a two year period commencing on May 6, 1996 to the extent necessary to prevent Total Fund Operating Expenses for Vista Shares of the Fund from exceeding 0.76% of average net assets during such period.


The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, 1177 Avenue of the Americas, New York, N.Y. 10036, whose report thereon is included in the Annual Report to Shareholders.





                                                   Year         Year        Year      11/1/93    1/1/93*
                                                  ended        ended       ended      through    through
                                                 8/31/97      8/31/96     8/31/95    8/31/94**   10/31/93
                                               ----------   ----------   --------   --------    --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  ......      $1.00        $1.00       $1.00       $1.00      $1.00
                                               ----------   ----------   --------   --------    --------
 Income from Investment Operations:
  Net Investment Income   ..................      0.049        0.049       0.049       0.025      0.019
                                               ----------   ----------   --------   --------    --------
 Less Distributions:
  Dividends from Net Investment
   Income  .................................      0.049        0.049       0.049       0.025      0.019
                                               ----------   ----------   --------   --------    --------
Net Asset Value, End of Period  ............      $1.00        $1.00       $1.00       $1.00      $1.00
                                               ==========   ==========   ========   ========    ========
Total Return  ..............................      5.04%        4.97%       5.05%       2.48%      2.02%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)   .    $2,139,368   $2,057,023   $341,336   $335,365    $323,498
 Ratio of Expenses to Average Net Assets#         0.59%        0.65%       0.80%       0.80%      0.82%
 Ratio of Net Investment Income to
   Average Net Assets# .....................      4.93%        4.83%       4.93%       2.94%      2.39%
 Ratio of Expenses without waivers and
   assumption of expenses to
   Average Net Assets# .....................      0.72%        0.73%       0.80%       0.80%      0.82%
 Ratio of Net Investment Income without
   waivers and assumption of expenses to
   Average Net Assets# .....................      4.80%        4.75%       4.93%       2.94%      2.39%



*  Commencement of offering shares.
** In 1994 the Fund changed its fiscal year-end from October 31 to August 31.
#  Short periods have been annualized.

FUND OBJECTIVE AND
INVESTMENT APPROACH
-------------------
The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

The Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Treasury, or agencies or instrumentalities of the U.S. Government, and in repurchase agreements collateralized by these obligations. The dollar weighted average maturity of the Fund will be 60 days or less.



INVESTMENT POLICIES
-------------------
As a matter of fundamental policy, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

The Fund seeks to maintain a net asset value of $1.00 per share.


The Fund invests only in U.S. dollar-denominated high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trust. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities.


The Fund purchase only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations.

Although the Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

There can be no assurance that the Fund will achieve its investment objective.


OTHER INVESTMENT PRACTICES

The Fund may also engage in the following investment practices when consistent with their overall objectives and policies. These practices, and certain associated risks, are more fully described in the SAI.


U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in direct obligations of the U.S. Treasury. The Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association (GNMA), are backed by the "full faith and credit" of the U.S. Government.

Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

REPURCHASE AGREEMENTS,
SECURITIES LOANS AND

FORWARD AND STAND-BY COMMITMENTS. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.



BORROWINGS AND REVERSE REPURCHASE AGREEMENTS.

The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STRIPS AND ZERO COUPON OBLIGATIONS. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

FLOATING AND VARIABLE RATE SECURITIES. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. Demand features on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

OTHER MONEY MARKET FUNDS.

The Fund may invest up to 10% of its total assets in shares of other money market funds when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other money market funds.


PORTFOLIO TURNOVER. It is intended that the Fund will be fully managed by buying and selling securities, as well as holding securities to maturity. The frequency of the Fund's portfolio transactions will vary from year to year. In managing the Fund, the Fund's advisers will seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. More frequent turnover will generally result in higher transactions costs, including dealer mark-ups.


LIMITING INVESTMENT RISKS
Specific regulations and investment restrictions help the Fund limit investment risks for its shareholders. These regulations and restrictions prohibit the Fund from investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees). A complete description of other investment policies is included in the SAI. Except for the Fund's investment objective, investment policies designated as fundamental above or in the SAI, the Fund's investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.



RISK FACTORS

There can be no assurance that the Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices."

MANAGEMENT
----------
THE FUND'S ADVISERS

The Chase Manhattan Bank ("Chase") acts as investment adviser to the Fund under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund, under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of the Fund's average daily net assets. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.



HOW TO BUY, SELL
AND EXCHANGE SHARES
-------------------
HOW TO BUY SHARES


PURCHASE BY REINVESTMENT OF NUVEEN UNIT INVESTMENT TRUST DISTRIBUTIONS. Unitholders of Nuveen Unit Investment Trusts ("UITs") may purchase shares of the Fund by automatically reinvesting distributions from their Nuveen UIT. To obtain information on share purchase through investment of Nuveen UIT distributions, call Nuveen toll-free at 800-257-8787.


ADDITIONAL INVESTMENTS.

An investor may add to his or her account by purchasing additional shares by mailing a check to Shareholder Services, Inc. ("SSI") (payable to "Nuveen Mutual Funds") at its address set forth below:

Nuveen Mutual Funds
c/o Shareholder Services, Inc.
P.O. Box 5330
Denver, CO 80217-5330


You may make an additional investment at any time with as little as $100. It is important that the account number, account name, and the Fund to be purchased are specified on the check or wire to ensure proper crediting to the investor's account.


In order to ensure that wire orders are invested promptly, investors are requested to notify SSI prior to the wire date. Mail orders must include the "Invest by Mail" stub which accompanies each Fund's confirmation statement.

THE SYSTEMATIC INVESTMENT PLAN. The Fund offers investors the ability to make regular investments of $25 or more per transaction through automatic periodic deduction from a bank savings or checking account. Existing shareholders may begin the Plan at any time by sending a signed letter with signature guarantee and a deposit slip or voided check to SSI. Investors may call SSI at 1-800-621-7227 for complete instructions.

PROCESSING OF PURCHASE ORDERS. Shares are sold without a sales load at the net asset value next determined after the Fund's distributor receives an order in proper form on any business day during which the Federal Reserve Bank of New York and the New York Stock Exchange are open for business (a "Fund Business Day"). In order for an investor to receive that day's dividend, SSI must generally receive the purchase order prior to 12:00 p.m., Eastern time (the Fund's Cut-off Time). The Fund intends to reject any purchase orders which are received on any Fund Business Day on which the Public Securities Association ("PSA") recommends an early close to trading on the U.S. Government securities market. The PSA is the trade association that represents securities firms and banks that underwrite, trade and sell debt securities, both domestically and internationally. Orders for shares received and accepted prior to 2:00 p.m. will be entitled to all dividends declared on that day. Orders received for shares after 2:00 p.m. and prior to 4:00 p.m., Eastern time on any Fund Business Day will not be accepted and executed on the same day except at the Fund's discretion. Orders received and not accepted after 2:00 p.m. will be considered received prior to 2:00 p.m. on the following Fund Business Day and processed accordingly.


Orders for shares are accepted by the Fund after funds are converted to Federal Funds. Orders paid by check and received before 2:00 p.m. will generally be available for the purchase of shares the following Fund Business Day. The Fund reserves the right to reject any purchase order.



HOW TO SELL SHARES

IN GENERAL. Upon receipt of a proper redemption request on a business day, the Fund will redeem its shares at their next determined net asset value. You may use the telephone redemption, check redemption, or the regular redemption procedures discussed hereafter. The purchase and redemption methods employed will determine when funds will be available to you. Where the shares to be redeemed have been purchased by check or through Fund Direct within 15 days prior to the date the redemption request is received, the Fund will not send the redemption proceeds until the check or Fund Direct transfer for the purchase has cleared, which may take up to 15 days. There is no delay when the shares being redeemed were purchased by wiring federal funds.

CHECK REDEMPTION.
Shareholders may request that they be provided with drafts ("Redemption Checks") drawn on their account. Shares for which stock certificates have been issued will not be available for redemption by the use of Redemption Checks. Redemption Checks may be made payable to the order of any person in an amount of $500 or more, and dividends are earned until the Redemption Check clears. Redemption Checks clear through the United Missouri Bank of Kansas City, N.A. (the "Bank") and are subject to the same rules and regulations that the Bank applies to checking accounts.

When a Redemption Check is presented, a sufficient number of full and fractional shares in the shareholder's account will be redeemed to cover the amount of the Redemption Check. Shares for which stock certificates have been issued will not be available for redemption by the use of Redemption Checks. There must be sufficient shares in the shareholder's account to cover the amount of each Redemption Check written or the check will be returned. Checks should not be used to close an account. Shareholders wishing to use Redemption Checks must complete the appropriate section of the Application Form and submit the enclosed signature card.

This check redemption privilege may be modified or terminated at any time. The check redemption feature does not constitute a bank checking account.


REDEMPTION BY MAIL.
Redemption requests also may be mailed to SSI at the following address:


                              Nuveen Mutual Funds

                         c/o Shareholder Services, Inc.
                                 P.O. Box 5330
                             Denver, CO 80217-5330

A mailed request to redeem shares must include the following:


(a) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, as well as the Fund being redeemed, signed by all registered owners of the shares in the exact names in which they are registered;


(b) Any required signature guarantees (see "Signature Guarantees" below); and

(c) Other supporting legal documents in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Shareholders who are uncertain of the requirements for redemption should call 1-800-621-7227


SIGNATURE GUARANTEE. To protect investors, the Fund, SSI and Nuveen from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) or the registered address and for large dollar transactions. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

The signatures must be guaranteed by a member of an approved Medallion Guarantee Program or in such a manner as may be acceptable to the Fund.


REDEMPTION BY TELEPHONE.

Provided that an investor has previously established a telephone redemption privilege via a letter of instruction, redemption of shares totalling $50,000 or less may be made by calling SSI at 1-800-621-7227 and requesting that redemption proceeds be mailed to the investor or wired to his or her bank. If an investor selects a telephone redemption privilege, the investor authorizes SSI to act on telephone instructions from any person representing himself or herself to be the investor or the investor's investment representative and reasonably believed by SSI to be genuine. The Fund will require SSI to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents nor SSI nor Nuveen will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fradulent or unauthorized request. For information, consult SSI at 1-800-621-7227. When redeeming shares by telephone, an investor must have ready his or her name and account number, as well as Fund name, Social Security number or tax I.D. number and account address.


To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to SSI at its address set forth above under "Redemption by Mail." Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. Please contact 1-800-621-7227 for further details. The telephone redemption privilege may be modified or terminated without notice.


SYSTEMATIC WITHDRAWAL PLAN. Investors are offered the ability to make regular withdrawals of $100 or more monthly, quarterly or semiannually. A minimum account balance of $10,000 is required to establish a Systematic Withdrawal Plan. Call SSI at 1-800-621-7227 for complete instructions.

PROCESSING OF REDEMPTION ORDERS. The Fund generally sends payment for an investor's shares on the Fund Business Day after the investor's request is received in proper form, provided that the investor's request is received by the Fund prior to 2:00 p.m., and assuming that the Fund has collected payment of the purchase price of such investor's shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.


INVOLUNTARY REDEMPTION OF ACCOUNTS. An investor's shares may be redeemed involuntarily if the aggregate net asset value of the shares in the investor's account is less than $500 or if the investor purchases through the Systematic Investment Plan and fails to meet the required investment minimum within a twelve month period. In the event of any such redemption, an investor will receive at least 60 days' notice prior to the redemption.

EXCHANGE FEATURE
----------------

EXCHANGE PRIVILEGES

You may exchange shares of the Fund for the appropriate class of shares of any other open-end management investment company with reciprocal exchange privileges advised by Nuveen Advisory (the "Nuveen Funds"), provided that the Nuveen Fund into which shares are to be exchanged is offered in the shareholder's state of residence and that the shares to be exchanged have been held by the shareholder for a period of at least 15 days. You may exchange Fund shares by calling (800) 621-7227 or by mailing your written request to SSI. Shares of Nuveen Funds purchased subject to a front-end sales charge may be exchanged for shares of the Fund or any other Nuveen Fund at the next determined net asset value without any front-end sales charge. No CDSC otherwise applicable will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determining any future CDSC. You may not exchange B shares for shares of a Nuveen money market fund. Shares of any Nuveen Fund purchased through dividend reinvestment or through reinvestment of Nuveen Unit Trust distributions (and any dividends thereon) may be exchanged for Class A shares of any Nuveen Fund without a front-end sales charge. Exchanges of shares with respect to which no front-end sales charge has been paid will be made at the public offering price, which may include a front-end sales charge, unless a front-end sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a front-end sales charge was paid), in which case the exchange will be made at net asset value. Because certain other Nuveen Funds may determine net asset value and therefore honor purchase or redemption requests on days when the Fund does not (generally, Martin Luther King's Birthday, Columbus Day and Veterans Day), exchanges of shares of one of those funds for shares of the Fund may not be effected on such days.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Nuveen Fund into which they are being exchanged. Exchanges are made based on the relative dollar values of the shares involved in the exchange, and will be effected by redemption of shares of the Nuveen Fund held and purchase of the shares of the other Nuveen Fund. For federal income tax purposes, any such exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before exercising any exchange, you should obtain the Prospectus for the Nuveen Fund into which shares are to be exchanged and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. The exchange privilege may be modified or discontinued at any time. If you do not wish to have telephone exchange privileges, you must indicate this in the "Telephone Services" section of your Account Application or otherwise notify the Fund in writing of your desire.

EXCHANGE BY MAIL. In order to exchange shares by mail, an investor must include in the exchange request his or her account number for his or her current fund, the name of his or her current fund and the class which he or she wishes to exchange from, the name of the fund into which he or she wishes to exchange, and the documents described in the procedures set forth above under "Redemption of Shares--Redemption by Mail." The request to exchange shares must be sent to:



                              Nuveen Mutual Funds
                           Shareholder Services, Inc.
                                 P.O. Box 5330

                             Denver, CO 80217-5330

The discussion of the exchange feature in this Prospectus supersedes the discussion of the exchange privilege in the SAI for investors purchasing shares through Nuveen.




HOW THE FUND
VALUES ITS SHARES
-----------------
The net asset value of each class of shares of the Fund is currently determined daily as of 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of the Fund attributable to such class by the number of shares of such class outstanding at the time the determination is made. Effective with the anticipated introduction of certain automated share purchase programs, the net asset value of shares of each class of the Fund available through the programs will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day.


The portfolio securities of the Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Common Investment Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price the Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00 and the Fund will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of the Fund at intervals it deems appropriate to determine whether the Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.

HOW DIVIDENDS AND DISTRIBUTIONS ARE
MADE; TAX INFORMATION
---------------------
The net investment income of each class of shares of the Fund is declared as a dividend to the shareholders each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that the Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash or by ACH to a pre-established bank account, dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Fund does not expect to realize net long-term capital gains.

Net investment income for the Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund.


The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.

All Fund distributions of net investment income will be taxable as ordinary income. Any distributions of net capital gain which are designated as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long you have held your shares. The taxation of your distributions is the same whether received in cash or in shares through the reinvestment of distributions.


To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

The above is only a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).



OTHER INFORMATION
CONCERNING THE FUND
-------------------
DISTRIBUTION PLANS
The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Fund has adopted a

Rule 12b-1 distribution plan which provides that the Fund will pay distribution fees at annual rates of up to 0.10% of the average daily net assets attributable to its Vista Shares. Payments under the distribution plan shall be used to compensate or reimburse the Funds' distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Vista Shares, and are not tied to the amount of actual expenses incurred. Promotional activities for the sale of Vista Shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Vista Shares may also benefit the Fund's other shares and other Vista funds.


VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater or entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.



SHAREHOLDER SERVICING AGENTS
The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase and Nuveen) under which the shareholder servicing agents have agreed to provide certain support services to their customers. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.35% of the average daily net assets of the Vista Shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services. The Board of Trustees has determined that the amount payable in respect of "service fees" (as defined in the NASD Rules of Fair Practice) does not exceed 0.25% of the average annual net assets attributable to the Vista Shares of the Fund.


Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as shareholder servicing agents.

For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.

Chase and its affiliates and the Vista Family of Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


ADMINISTRATOR AND
SUB-ADMINISTRATOR
Chase acts as the Funds' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Fund's average daily net assets.

VFD provides certain sub-administrative services to each Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at One Chase Manhattan Plaza, Third Floor, New York, New York 10081.



CUSTODIAN

Chase acts as the Fund's custodian and fund accountant and receives compensation under an agreement with the Trust. Securities and cash of the Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

TRANSFER AGENT
The Fund's Transfer Agent and Dividend Paying Agent is DST Systems, Inc., which is located at 210 West 10th Street, Kansas City, MO 64105.



EXPENSES
The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND
DESCRIPTION OF SHARES
The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. The share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of a Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.


The Fund may issue multiple classes of shares. This Prospectus relates only to Vista Shares of the Fund. The Fund may offer other classes of shares in addition to these classes and may determine not to offer certain classes of shares. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of the Fund's shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-348-4782 to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.


The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.


Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.




PERFORMANCE INFORMATION
-----------------------

The Fund may advertise its annualized "yield" and its "effective yield". Annualized "yield" is determined by assuming that income generated by an investment in a Fund over a stated seven-day period (the "yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

Investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                     (This Page Intentionally Left Blank)

December 29, 1997


                                   PROSPECTUS
                   VISTA(SM) U.S. GOVERNMENT MONEY MARKET FUND
                                Vista(SM) Shares


     Investment Strategy: Current Income


     This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its December 29, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call 1-800-LIPPER9. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                             TABLE OF CONTENTS


Expense Summary  ........................................................................    3
The expenses you pay on your Fund investment, including examples
Financial Highlights   ..................................................................    4
The Fund's financial history
Fund Objective and Investment Approach   ................................................    5
Investment Policies .....................................................................    5
Management ..............................................................................    7
Chase Manhattan Bank, the Funds' adviser; Chase Asset Management, the Fund's sub-adviser
How to Buy, Sell and Exchange Shares  ...................................................    8
Exchange Feature ........................................................................   11
How the Fund Values its Shares  .........................................................   12
How Dividends and Distributions Are Made; Tax Information  ..............................   13
How the Fund distributes its earnings, and tax treatment related to those earnings
Other Information Concerning the Fund ...................................................   14
Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization
Performance Information   ...............................................................   17
How performance is determined, stated and/or advertised

EXPENSE SUMMARY


     Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on expenses incurred in the most recent fiscal year by the Fund. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.




                                                                      Vista
                                                                     Shares
                                                                     -------
              Annual Fund Operating
                 Expenses (as a percentage of average net assets)
              Investment Advisory Fee  ...........................    0.10%
              12b-1 Fee *  .......................................    0.10%
              Shareholder Servicing Fee (after estimated waiver of
                fee)**  ..........................................    0.23%
              Other Expenses  ....................................    0.16%
              Total Fund Operating Expenses (after waivers of
                fees)** ..........................................    0.59%


Example
      Your investment of $1,000 would incur the following expenses, assuming 5% annual return:

1 year .........   $6
3 years   ......   19
5 years   ......   33
10 years  ......   74

-------------
 * Long-term shareholders in mutual funds with 12b-1 fees, such as holders of Vista Shares of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

** Reflects current waiver arrangements to maintain Total Fund Operating
   Expenses at the levels indicated in the table above. Absent such waiver, the Shareholder Servicing Fee would be 0.35%, and Total Fund Operating Expenses would be 0.71%. Chase has agreed to waive fees payable to it and/or reimburse expenses for a two year period commencing on May 6, 1996 to the extent necessary to prevent Total Fund Operating Expenses for Vista Shares of the Fund from exceeding 0.76% of average net assets during such period.




     The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

     Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

FINANCIAL HIGHLIGHTS



     The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, 1177 Avenue of the Americas, New York, N.Y. 10036, whose report thereon is included in the Annual Report to Shareholders.





                                            Year           Year          Year       11/1/93      1/1/93*
                                           ended          ended         ended       through      through
                                          8/31/97        8/31/96       8/31/95      8/31/94**    10/31/93
                                        -------------- -------------- ------------ ------------ ------------
Per Share Operating Performance
---------------------------------------
Net Asset Value, Beginning of Period     $     1.00     $     1.00      $  1.00      $  1.00      $  1.00
                                         ----------     ----------     --------     --------     --------
 Income from Investment Operations:
  Net Investment Income ...............       0.049          0.049        0.049        0.025        0.019
                                         ----------     ----------     --------     --------     --------
 Less Distributions:
  Dividends from Net Investment
  Income ..............................       0.049          0.049        0.049        0.025        0.019
                                         ----------     ----------     --------     --------     --------
Net Asset Value, End of Period   ......  $     1.00     $     1.00      $  1.00      $  1.00      $  1.00
                                         ==========     ==========     ========     ========     ========
Total Return   ........................        5.04%          4.97%        5.05%        2.48%        2.02%
Ratios/Supplemental Data
 Net Assets, End of Period
   (000 omitted)  .....................  $2,139,368     $2,057,023     $341,336     $335,365     $323,498
 Ratio of Expenses to
   Average Net Assets#  ...............        0.59%          0.65%        0.80%        0.80%        0.82%
 Ratio of Net Investment Income to
   Average Net Assets#  ...............        4.93%          4.83%        4.93%        2.94%        2.39%
 Ratio of Expenses without waivers
   and assumption of expenses to
   Average Net Assets#  ...............        0.72%          0.73%        0.80%        0.80%        0.82%
 Ratio of Net Investment Income
   without waivers and assumption of
   expenses to Average Net Assets#  ...        4.80%          4.75%        4.93%        2.94%        2.39%


-----------
 * Commencement of offering shares.

** In 1994 the Fund changed its fiscal year-end from October 31 to August 31.

 # Short periods have been annualized.

FUND OBJECTIVE AND INVESTMENT APPROACH
     The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

     The Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Treasury, or agencies or instrumentalities of the U.S. Government, and in repurchase agreements collateralized by these obligations. The dollar weighted average maturity of the Fund will be 60 days or less.

INVESTMENT POLICIES
     As a matter of fundamental policy, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

     The Fund seeks to maintain a net asset value of $1.00 per share.

     The Fund invests only in U.S. dollar-denominated high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trust. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities.

     The Fund purchase only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations.

     Although the Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

     There can be no assurance that the Fund will achieve its investment objective.

Other Investment Practices

      The Fund may also engage in the following investment practices when consistent with their overall objectives and policies. These practices, and certain associated risks, are more fully described in the SAI.

      U.S. Government Obligations. The Fund may invest in direct obligations of the U.S. Treasury. The Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association (GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

     Repurchase Agreements, Securities Loans and Forward and Stand-By Commitments. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The

Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

     Borrowings and Reverse Repurchase Agreements. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

     STRIPS and Zero Coupon Obligations. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


     Floating and Variable Rate Securities. The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. Demand features on certain floating or variable rate securities may obligate the Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

     Other Money Market Funds. The Fund may invest up to 10% of its total assets in shares of other money market funds when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other money market funds.

     Portfolio Turnover. It is intended that the Fund will be fully managed by buying and selling securities, as well as holding securities to maturity. The frequency of the Fund's portfolio transactions will vary from year to year. In managing the Fund, the Fund's advisers will seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. More frequent turnover will generally result in higher transactions costs, including dealer mark-ups.

Limiting Investment Risks

     Specific regulations and investment restrictions help the Fund limit investment risks for its shareholders. These regulations and restrictions prohibit the Fund from investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees). A complete description of other investment policies is included in the SAI. Except for the Fund's investment objective, investment policies designated as fundamental above or in the SAI, the Fund's investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

Risk Factors

     General. There can be no assurance that the Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Fund. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices."


MANAGEMENT
The Fund's Advisers

     The Chase Manhattan Bank ("Chase") acts as investment adviser to the Fund under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

     For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

     Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund, under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of the Fund's average daily net assets. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

HOW TO BUY, SELL AND EXCHANGE SHARES
How to Buy Shares
     A Fund account can be opened through Lipper & Co. LLP with as little as $2,500 ($1,000 for IRAs, SEP-IRAs and the Systematic Investment Plan).

Initial Investments by Mail

     Shares of the Fund may be purchased by completing and signing an account application and mailing it, together with a check payable to "Lipper Mutual Funds", to:

                              Lipper Mutual Funds
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

     When purchases are made by check, redemptions will not be allowed until clearance or the purchase check, which may take 15 calendar days or longer. In the event a check used to pay for shares is not honored by a bank, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by the Fund.

Initial Investment by Wire

     Shares of the Fund may also be purchased by wiring Federal Funds to the Fund's custodian (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

     (a) The investor must telephone Chase Global Funds Service Co. ("CGFSC") (toll-free 1-800-LIPPER9) and provide name, address, telephone number, social security or tax I.D. number, the Fund and class of shares to be purchased, the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify CGFSC prior to wiring funds). An account number will then be provided:

     (b) The investor must instruct his or her bank to wire the specified amount to the Fund's custodian as follows:

                            The Chase Manhattan Bank
                              New York, N.Y. 10003
                               ABA # 0210-0002-1
                            DDA Acct. #910-2-753168
                           F/B/O Lipper Mutual Funds
                    Ref: Vista U.S. Government Money Market
                          Account Number -----------
                           Account Name -----------

     (c) The investor must forward a completed and signed account application to CGFSC and mail a carbon copy of the account application (manually signed) to CGFSC at the address set forth above under "Initial Investments by Mail" as soon as possible. It is important that investors forward the account application to CGFSC in a timely manner, since shares of the Fund will not be redeemed, exchanged or transferred until CGFSC receives the shareholder's account application. Federal Funds purchases will be accepted only on days on which both the NYSE and the Fund's custodian are open for business.

Additional Investments

     An investor may add to his or her account by purchasing additional shares of the same class of the Fund's shares by mailing a check to CGFSC (payable to "Lipper Mutual Funds") at its address set forth above under "Initial Investments by Mail" or by wiring funds to the Fund's custodian using the procedures set forth above under "Initial Investment by Wire." You may make an additional investment at any time with as little as $100. It is important that the account number, account name, and the Fund and class of shares to be purchased are specified on the check or wire to ensure proper crediting to the investor's account.

     In order to ensure that wire orders are invested promptly, investors are requested to notify CGFSC prior to the wire date. Mail orders must include the "Invest by Mail" stub which accompanies each Fund's confirmation statement.

The Systematic Investment Plan

     CGFSC offers investors the ability to make regular investments of $100 or more per transaction through automatic periodic deduction from a bank savings or checking account. Investors electing to start this Systematic Investment Plan when opening an account should complete the appropriate section of the account application. Existing shareholders may begin the Plan at any time by sending a signed letter with signature guarantee and a deposit slip or voided check to CGFSC. Investors may call CGFSC at 1-800-LIPPER9 for complete instructions.

Processing of Purchase Orders

     Shares are sold without a sales load at the net asset value next determined after the Fund's distributor receives an order in proper form on any business day during which the Federal Reserve Bank of New York and the New York Stock Exchange are open for business (a "Fund Business Day"). In order for an investor to receive that day's dividend, CGFSC must generally receive the purchase order prior to 2:00 p.m., Eastern time (the Fund's Cut-off Time). The Fund intends to reject any purchase orders which are received on any Fund Business Day on which the Public Securities Association ("PSA") recommends an early close to trading on the U.S. Government securities market. The PSA is the trade association that represents securities firms and banks that underwrite, trade and sell debt securities, both domestically and internationally. Orders for shares received and accepted prior to 2:00 p.m. will be entitled to all dividends declared on that day. Orders received for shares after 2:00 p.m. and prior to 4:00 p.m., Eastern time on any Fund Business Day will not be accepted and executed on the same day except at the Fund's discretion. Orders received and not accepted after 2:00 p.m. will be considered received prior to 2:00 p.m. on the following Fund Business Day and processed accordingly.

     Orders for shares are accepted by the Fund after funds are converted to Federal Funds. Orders paid by check and received before 2:00 p.m. will generally be available for the purchase of shares the following Fund Business Day. The Fund reserves the right to reject any purchase order.

How to Sell Shares

     Investors may redeem Fund shares on any Fund Business Day either through Lipper & Co. LLP or CGFSC. The Fund will only forward redemption payments on shares for which it has collected payment. The price an investor receives is the next net asset value calculated after a redemption request is received in proper form.

Redemption through Lipper & Co., LLP

     Redemption requests may be made through Lipper & Co. LLP. The investment representative will be responsible for furnishing all necessary documentation to CGFSC located at 73 Tremont Street, Boston, MA 02208.

Redemption by Mail

     Redemption requests also may be mailed to CGFSC at the following address:

                              Lipper Mutual Funds
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                        Boston, Massachusetts 02208-2798

     A mailed request to redeem shares must include the following:

     (a) A letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, as well as the Fund and class being redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     (b) Any required signature guarantees (see "Signature Guarantees" below);
and

     (c) Other supporting legal documents in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     Shareholders who are uncertain of the requirements for redemption should call 1-800-LIPPER9.

Signature Guarantee

     To protect investors, the Fund and CGFSC from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) or the registered address. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Exchange Act. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which must specify the total number of shares, Fund and class of shares to be redeemed; or (3) on all stock certificates tendered for redemption (in the event that all shares being redeemed are held in certificated form).

Redemption by Telephone

     Provided that an investor has previously established a telephone redemption privilege when completing an account application, a request for redemption of shares may be made by calling CGFSC at 1-800-LIPPER9 and requesting that redemption proceeds be mailed to the investor or wired to his or her bank. If an investor selects a telephone redemption privilege, the investor authorizes CGFSC to act on telephone instructions from any person representing himself or herself to be the investor or the investor's investment representative and reasonably believed by CGFSC to be genuine. The Fund will require CGFSC to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents nor CGFSC will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fradulent or unauthorized request. For information, consult CGFSC at 1-800-LIPPER9. When redeeming shares by telephone, an investor must have ready his or her name and account number, as well as Fund name, Social Security number or tax I.D. number and account address.
     To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to CGFSC at its address set forth above under "Redemption by Mail." Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. Please contact 1-800-LIPPER9 for further details. The telephone redemption privilege may be modified or terminated without notice.

Systematic Withdrawal Plan

     CGFSC offers investors the ability to make regular withdrawls of $100 or more monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a Systematic Withdrawl Plan. Call CGFSC at 1-800-LIPPER9 for complete instructions.

Processing of Redemption Orders

     The Fund generally sends payment for an investor's shares on the Fund Business Day after the investor's request is received in proper form, provided that the investor's request is received by Fund prior to 2:00 p.m., and assuming that the Fund has collected payment of the purchase price of such investor's shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

Involuntary Redemption of Accounts

     An investor's shares may be redeemed involuntarily if the aggregate net asset value of the shares in the investor's account is less than $500 or if the investor purchases through the Systematic Investment Plan and fails to meet the required investment minimum within a twelve month period. In the event of any such redemption, an investor will receive at least 60 days' notice prior to the redemption.

EXCHANGE FEATURE
     CGFSC makes available to investors an exchange feature which allows investors to purchase, in exchange for shares of the Fund, shares of certain other funds in the Lipper Group of Funds, to the extent such shares are offered for sale in the investor's state of residence and the purchase meets the minimum investment and other eligibility requirements of the fund into which the investor is exchanging. If an investor wishes to use the exchange feature, he or she should consult his or her investment representative or CGFSC to determine if the feature is available and whether any other conditions are imposed on its use. The discussion of the exchange feature in this Prospectus supersedes the discussion of the exchange privilege in the SAI for investors purchasing shares through Lipper Mutual Funds.
     To use the exchange feature, an investor or his or her investment representative acting on his or her behalf must give exchange instructions to CGFSC by mail, or by telephone if the investor has previously established the telephone exchange privilege, as further described below. Shares will be exchanged at the next determined net asset value by effecting a redemption of shares of the Fund and a purchase of shares of the exchange fund. No fees are charged in connection with the exchange feature.

     Before any exchange, an investor must obtain and should carefully review a copy of the current prospectus of the fund into which he or she wishes to exchange and should retain such copy for future reference.

     Exchanges may be subject to limitations as to amounts or frequency, and to other restrictions established by CGFSC to assure that exchanges do not disadvantage any of the funds in the Lipper Group of Funds or their shareholders. Shares held in broker "street name" may not be exchanged by mail or telephone; an investor must contact his or her investment representative to exchange such shares. CGFSC reserves the right to reject any exchange request in whole or in part. The exchange feature may be modified or terminated at any time.

     The exchange of shares of one fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

Exchange by Mail

     In order to exchange shares by mail, an investor must include in the exchange request his or her account number for his or her current fund, the name of his or her current fund and the class which he or she wishes to exchange from, the name of the fund into which he or she wishes to exchange, and the documents described in the procedures set forth above under "Redemption of Shares--Redemption by Mail." The request to exchange shares must be sent to:


                              Lipper Mutual Funds
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798


HOW THE FUND VALUES ITS SHARES

     The net asset value of each class of shares of the Fund is currently determined daily as of 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of the Fund attributable to such class by the number of shares of such class outstanding at the time the determination is made. Effective with the anticipated introduction of certain automated share purchase programs, the net asset value of shares of each class of the Fund available through the programs will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day.

     The portfolio securities of the Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Common Investment Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price the Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00 and the Fund will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of the Fund at intervals it deems appropriate to determine whether the Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.

HOW DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION
     The net investment income of each class of shares of the Fund is declared as a dividend to the shareholders each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that the Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash or by ACH to a pre-established bank account, dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Fund does not expect to realize net long-term capital gains.

     Net investment income for the Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund.


     The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.


Taxation of Distributions
     All Fund distributions of net investment income will be taxable as ordinary income. Any distributions of net capital gain which are designated as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long you have held your shares. The taxation of your distributions is the same whether received in cash or in shares through the reinvestment of distributions.


     To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.

     Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.


     The above is only a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION CONCERNING THE FUND


Distribution Plans

     The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Fund has adopted a Rule 12b-1 distribution plan which provides that the Fund will pay distribution fees at annual rates of up to 0.10% of the average daily net assets attributable to its Vista Shares. Payments under the distribution plan shall be used to compensate or reimburse the Funds' distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Vista Shares, and are not tied to the amount of actual expenses incurred. Promotional activities for the sale of Vista Shares will be conducted generally by the Vista Family of Funds, and activities intended to promote the Fund's Vista Shares may also benefit the Fund's other shares and other Vista funds.


     VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater or entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.




Shareholder Servicing Agents

     The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.35% of the average daily net assets of the Vista Shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services. The Board of Trustees has determined that the amount payable in respect of "service fees" (as defined in the NASD Rules of Fair Practice) does not exceed 0.25% of the average annual net assets attributable to the Vista Shares of the Fund.


     Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as shareholder servicing agents.


     For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.


     Chase and/or VFD may from time to time, at its own expense, provide compensation to certain selected dealers for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to 0.10% annually of the average net assets of the Fund attributable to shares of such Fund held by customers of such selected dealers. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.

     Chase and its affiliates and the Vista Family of Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.



Administrator and Sub-Administrator

     Chase acts as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of the Fund's average daily net assets.


     VFD provides certain sub-administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at One Chase Manhattan Plaza, Third Floor, New York, New York 10081.




Custodian

     Chase acts as the Fund's custodian and fund accountant and receives compensation under an agreement with the Trust. Securities and cash of the Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.


Transfer Agent

     The Fund's Transfer Agent and Dividend Paying Agent is DST Systems, Inc., which is located at 210 West 10th Street, Kansas City, MO 64105.


Expenses

     The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


Organization and Description of Shares

     The Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. The share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of a Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.


     The Fund may issue multiple classes of shares. This Prospectus relates only to Vista Shares of the Fund. The Fund may offer other classes of shares in addition to these classes and may determine not to offer certain classes of shares. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of the Fund's shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-348-4782 to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.


     The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

     Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION
     The Fund may advertise its annualized "yield" and its "effective yield". Annualized "yield" is determined by assuming that income generated by an investment in a Fund over a stated seven-day period (the "yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

     Investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                      (This Page Intentionally Left Blank)

                     (This Page Intentionally Left Blank)

[CHASE VISTA LOGO]



Vista Service Center
P.O. Box 419392
Kansas City, MO 64141-6392
--------------------------------------------------------------------------------


Transfer Agent and Dividend Paying Agent  DST Systems, Inc.

210 West 10th Street
Kansas City, MO 64105


Legal Counsel
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017


Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036


[CHASE VISTA LOGO]



Vista Shares






-  100% U.S. Treasury Securities

   Money Market Fund


-  Treasury Plus Money
   Market Fund


-  Federal Money
   Market Fund


-  U.S. Government

   Money Market Fund


-  Cash Management
   Money Market Fund


-  Tax Free Money

   Market Fund


-  New York Tax Free
   Money Market Fund


-  California Tax Free
   Money Market Fund


   Prospectus
   and Application

December 27, 1996

[CHASE VISTA LOGO]



Vista Service Center
P.O. Box 419392
Kansas City, MO 64141-6392
--------------------------------------------------------------------------------

Transfer Agent and Dividend Paying Agent  DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105


Legal Counsel
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017


Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036


[CHASE VISTA LOGO]



Vista Shares





-  100% U.S. Treasury Securities
   Money Market Fund


-  Treasury Plus Money
   Market Fund


-  Federal Money
   Market Fund


-  U.S. Government
   Money Market Fund


-  Cash Management
   Money Market Fund


-  Tax Free Money
   Market Fund


-  New York Tax Free
   Money Market Fund


-  California Tax Free
   Money Market Fund


   Prospectus
   and Application

                            VMM-1-596CX May 6, 1996

                                   PROSPECTUS
                       VISTA(SM) FEDERAL MONEY MARKET FUND
                         VISTA(SM) CASH MANAGEMENT FUND
                                VISTA(SM) SHARES

                       INVESTMENT STRATEGY: CURRENT INCOME


                                                              December 29, 1997

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in their December 29, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call Chase Global Funds Services Company at 1-800-344-3092. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Investments in the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                          TABLE OF CONTENTS




Expense Summary   ................................................  3
 The expenses you pay on your Fund investment, including examples
Financial Highlights .............................................  4
 The Funds' financial history
Fund Objectives and Investment Approach
 Vista Federal Money Market Fund .................................  6
 Vista Cash Management Fund   ....................................  6
Common Investment Policies .......................................  6
Management  ...................................................... 11
 Chase Manhattan Bank, the Funds' adviser; Chase Asset Management and Texas Commerce Bank, the Funds' sub-advisers
How to Buy, Sell and Exchange Shares   ........................... 12
How the Funds Value their Shares ................................. 17
How Dividends and Distributions Are Made; Tax Information   ...... 18
 How the Funds distribute their earnings, and tax treatment
  related to those earnings
Other Information Concerning the Funds ........................... 19
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization
Performance Information .......................................... 22
 How performance is determined, stated and/or advertised

                                EXPENSE SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in a Fund based on expenses incurred in the most recent fiscal year by each Fund. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.





                                                 Vista Federal         Vista Cash
                                               Money Market Fund     Management Fund
                                               ------------------    ---------------
                                                 Vista Shares         Vista Shares
                                               ------------------    ---------------
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee   ..................        0.10%                 0.10%
12b-1 Fee *   ..............................        0.10%                  n/a
Shareholder Servicing Fee (after estimated
  waiver of fee)**  ........................        0.20%                 0.33%
Other Expenses   ...........................        0.30%                 0.16%
Total Fund Operating Expenses (after waivers
  of fees)**  ..............................        0.70%                 0.59%
EXAMPLES
Your investment of $1,000 would incur the
  following expenses, assuming 5% annual return:
1 Year  ....................................         $ 7                   $ 6
3 years ....................................          22                    19
5 years ....................................          39                    33
10 years   .................................          87                    74


  * Long-term shareholders in mutual funds with 12b-1 fees, such as holders of Vista Shares of the Vista Federal Money Market Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

  ** Reflects current waiver arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the Shareholder Servicing Fee would be 0.35% for Vista Federal Money Market Fund and Vista Cash Management Fund, and Total Fund Operating Expenses would be 0.85% and 0.61%, respectively. In addition, Chase has agreed to waive fees payable to it and/or reimburse expenses for a two year period commencing on May 6, 1996 to the extent necessary to prevent Total Fund Operating Expenses for Vista Shares of the Vista Cash Management Fund from exceeding 0.72% of average net assets during such period.



The table is provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that a Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in a Fund. The Funds understand that Shareholder Servicing Agents may credit the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund with respect to those accounts. See "Other Information Concerning the Funds."

                             FINANCIAL HIGHLIGHTS


The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1997, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, located at 1177 Avenue of Americas, New York, NY 10036, whose report thereon is included in the Annual Report to Shareholders.




                           FEDERAL MONEY MARKET FUND



                                                                                      Vista Shares
                                                                   -------------------------------------------------
                                                                      Year         Year         Year       5/9/94*
                                                                      ended        ended        ended      through
                                                                    8/31/97      8/31/96      8/31/95      8/31/94
                                                                   ---------    ---------    ---------    --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period   ...........................  $   1.00     $   1.00     $   1.00     $   1.00
                                                                   ---------    ---------    ---------    ---------
 Income from Investment Operations:
  Net Investment Income ..........................................     0.048        0.048        0.051        0.013
                                                                   ---------    ---------    ---------    ---------
  Total from Investment Operations  ..............................     0.048        0.048        0.051        0.013
 Less Distributions:
  Dividends from Net Investment Income ...........................  $  0.048        0.048        0.051        0.013
                                                                   ---------    ---------    ---------    ---------
Net Asset Value, End of Period   .................................  $   1.00     $   1.00     $   1.00     $   1.00
                                                                   =========    =========    =========    =========
Total Return   ...................................................      4.91%        4.83%        5.20%        1.26%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)  ........................  $301,031     $352,934     $203,399     $ 19,955
 Ratio of Expenses to Average Net Assets# ........................      0.70%        0.70%        0.69%        0.40%
 Ratio of Net Investment Income to Average Net Assets#   .........      4.79%        4.79%        5.16%        4.36%
 Ratio of Expenses without waivers and assumption of expenses to
   Average Net Assets#  ..........................................      0.82%        0.93%        0.93%        1.02%
 Ratio of Net Investment Income without waivers and assumptions of
   expenses to Average Net Assets#  ..............................      4.67%        4.56%        4.92%        3.74%


* Commencement of offering shares.
# Short periods have been annualized.

                             FINANCIAL HIGHLIGHTS


On May 3, 1996, the Hanover Cash Management Fund merged into Vista Cash Management Fund. The table set forth below provides selected per share data and ratios for one Hanover Cash Management Fund share (the accounting survivor of the merger) outstanding through May 3, 1996 and one Vista Share of the Vista Cash Management Fund outstanding for periods thereafter. This information is supplemented by financial statements and accompanying notes appearing in the Hanover Cash Management Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1995 and the Fund's Annual Report to Shareholders for the period ended August 31, 1996, which are both incorporated by reference into the SAI. Shareholders may obtain a copy of these annual reports by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below, for the year ended August 31, 1997 and the period ended August 31, 1996 has been audited by Price Waterhouse LLP, independent accountants, whose report thereon is included in the Fund's Annual Report to Shareholders. Periods ended prior to December 1, 1995 were audited by other independent accountants.


                             CASH MANAGEMENT FUND




                                 Year         12/1/95
                                Ended         through
                               8/31/97       8/31/96**
                             -------------- --------------
PER SHARE
 OPERATING
 PERFORMANCE
Net Asset Value, Beginning
 of Period   ...............  $    1.00      $    1.00
                              ---------      ---------
 Income from Investment
  Operations:
  Net Investment
   Income ..................       0.050          0.037
                              ----------     ----------
 Less Distributions:
  Dividends from Net
    Investment Income              0.050          0.037
                              ----------     ----------
Net Asset Value, End of
 Period   ..................  $    1.00      $    1.00
                              ==========     ==========
Total Return ...............       5.09%          3.69%
Ratios/Supplemental Data
 Net Assets, End of Period
  (000 omitted) ............  $2,576,142     $1,621,212
 Ratio of Expenses to
  Average Net Assets#   .          0.59%           0.60%
 Ratio of Net Investment
  Income to Average
 Net Assets# ...............       4.99%           4.91%
 Ratio of Expenses
  without waivers and
  assumption of
  expenses to Average
  Net Assets#   ............       0.62%           0.63%
 Ratio of Net Investment
  Income without waivers and
  assumption of expenses to
  Average Net Assets  ......       4.96%           4.88%


                                                               Year Ended                                     1/17/89*
                             -------------------------------------------------------------------------------  through
                               11/30/95       11/30/94     11/30/93     11/30/92     11/30/91     11/30/90    11/30/89*
                             -------------- ------------ ------------ ------------ ------------ ------------ ------------
PER SHARE
 OPERATING
 PERFORMANCE
Net Asset Value, Beginning
 of Period   ...............  $    1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                              ---------      -------      -------      -------      -------      -------      -------
 Income from Investment
  Operations:
  Net Investment
   Income ..................       0.054        0.036        0.027        0.035        0.059        0.077        0.076
                              ----------     --------     --------     --------     --------     --------     --------
 Less Distributions:
  Dividends from Net
    Investment Income              0.054        0.036        0.027        0.035        0.059        0.077        0.076
                              ----------     --------     --------     --------     --------     --------     --------
Net Asset Value, End of
 Period   ..................  $    1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                              ==========     ========     ========     ========     ========     ========     ========
Total Return ...............       5.49 %       3.62 %       2.74 %       3.51 %       6.01 %       7.94 %       7.83 %
Ratios/Supplemental Data
 Net Assets, End of Period
  (000 omitted) ............  $1,634,493     $990,045     $861,025     $560,173     $343,166     $196,103     $134,503
 Ratio of Expenses to
  Average Net Assets#   .          0.58 %       0.58 %       0.61 %       0.67 %       0.67 %       0.67 %       0.67 %
 Ratio of Net Investment
  Income to Average
 Net Assets# ...............       5.35 %       3.62 %       2.70 %       3.41 %       5.84 %       7.65 %       8.62 %
 Ratio of Expenses
  without waivers and
  assumption of
  expenses to Average
  Net Assets#   ............       0.62 %       0.62 %       0.64 %       0.72 %       0.73 %       0.73 %       0.74 %
 Ratio of Net Investment
  Income without waivers and
  assumption of expenses to
  Average Net Assets  ......       5.31 %       3.58 %       2.67 %       3.36 %       5.78 %       7.59 %       8.55 %


*     Fund commenced operations January 17, 1989.
**    In 1996, the Fund changed its fiscal year end from November 30 to
August 31.
#     Short periods have been annualized.

FUND OBJECTIVES AND INVESTMENT APPROACH
---------------------------------------
VISTA FEDERAL
MONEY MARKET FUND
The Fund's objective is to provide current income consistent with preservation of capital and maintenance of liquidity.

The Fund invests primarily in direct obligations of the U.S. Treasury, including Treasury bills, bonds and notes, and obligations issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government. Income on direct investments in U.S. Treasury securities and obligations of the agencies and instrumentalities in which the Fund invests is generally not subject to state and local income taxes by reason of federal law. The dollar weighted average maturity of the Fund will be 90 days or less. Due to state income tax considerations, the Fund will not enter into repurchase agreements.

Shareholders of the Fund that reside in a state that imposes an income tax should determine through consultation with their own tax advisors whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund's capital gains and other income, if any, when distributed will be subject to the state's income tax. See "How Dividends and Distributions are Made; Tax Information."

VISTA CASH MANAGEMENT FUND
The Fund's objective is to provide maximum current income consistent with the preservation of capital and the maintenance of liquidity.

The Fund invests in high quality, short-term U.S. dollar-denominated money market instruments. The Fund invests principally in (i) high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations of foreign branches of such banks) and by foreign banks with total assets exceeding $10 billion (or the equivalent in other currencies) which have branches or agencies in the U.S. (including U.S. branches of such banks), or such other U.S. or foreign commercial banks which are judged by the Fund's advisers to meet comparable credit standing criteria;
(iv) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (v) repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less.



COMMON INVESTMENT
POLICIES
--------
In lieu of investing directly, each Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the applicable Fund.

Each Fund seeks to maintain a net asset value of $1.00 per share.

The Funds invest only in U.S. dollar-denominated high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be rated in the highest short-term rating category by at least two national rating organizations ("NROs") (or one NRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trust. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security. Securities in which the Funds invest may not earn as high a level of current income as long-term or lower quality securities.

The Funds purchase only instruments which have or are deemed to have remaining maturities of 397 days or less in accordance with federal regulations.

Although each Fund seeks to be fully invested, at times it may hold uninvested cash reserves, which would adversely affect its yield.

Each Fund is classified as a "diversified" fund under federal securities law.

There can be no assurance that any Fund will achieve its investment objective.

OTHER INVESTMENT PRACTICES
The Funds may also engage in the following investment practices when consistent with their overall objectives and policies. These practices, and certain associated risks, are more fully described in the SAI.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund may also invest in other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Certain U.S. Government Obligations, such as U.S. Treasury securities and direct pass-through certificates of the Government National Mortgage Association (GNMA), are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government Obligations, such as obligations of Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are not backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.


REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD AND STAND-BY
COMMITMENTS. The Vista Cash Management Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. Each Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. Each Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. Each Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, a Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.


BORROWINGS AND REVERSE REPURCHASE AGREEMENTS.

Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." Each Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. A Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STRIPS AND ZERO COUPON OBLIGATIONS. Each Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". Vista Cash Management Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.


FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Vista Cash Management Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, a Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, a Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate a Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

OTHER MONEY MARKET FUNDS.
Each Fund may invest up to 10% of its total assets in shares of other money market funds when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other money market funds.

PORTFOLIO TURNOVER. It is intended that the Funds will be fully managed by buying and selling securities, as well as holding securities to maturity. The frequency of the Funds' portfolio transactions will vary from year to year. In managing a Fund, the Fund's advisers will seek to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. More frequent turnover will generally result in higher transactions costs, including dealer mark-ups.

ADDITIONAL INVESTMENT POLICIES OF VISTA CASH MANAGEMENT FUND
Vista Cash Management Fund may also invest in the following instruments, when consistent with its overall objective and policies. These instruments, and certain associated risks, are more fully described in the SAI.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, time deposits and bankers' acceptances issued or guaranteed by U.S. banks (including their foreign branches) and foreign banks (including their U.S. branches). These obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation. Foreign bank obligations involve certain risks associated with foreign investing.

ASSET-BACKED SECURITIES.
Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables.

MUNICIPAL OBLIGATIONS. The Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which it may invest. Dividends paid by this Fund that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

SECURITIES OF FOREIGN GOVERNMENTS AND SUPRANATIONAL AGENCIES.
The Fund intends to invest a substantial portion of its assets from time to time in securities of foreign governments and supranational agencies. The Fund will limit its investments in foreign government obligations to commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada. Obligations of supranational agencies, such as the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

CUSTODIAL RECEIPTS. The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

LIMITING INVESTMENT RISKS
Specific regulations and investment restrictions help the Funds limit investment risks for their shareholders. These regulations and restrictions prohibit each Fund from: (a) with certain limited exceptions, investing more than 5% of its total assets in the securities of any one issuer (this limitation does not apply to U.S. Government Obligations; (b) investing more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (c) investing more than 25% of its total assets in any one industry (excluding U.S. Government Obligations and bank obligations. A complete description of these and other investment policies is included in the SAI. Except for each Fund's investment objective, restriction (c) above and investment policies designated as fundamental above or in the SAI, the Funds' investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.

RISK FACTORS
GENERAL. There can be no assurance that any Fund will be able to maintain a stable net asset value. Changes in interest rates may affect the value of the obligations held by the Funds. The value of fixed income securities varies inversely with changes in prevailing interest rates, although money market instruments are generally less sensitive to changes in interest rates than are longer-term securities. For a discussion of certain other risks associated with the Funds' additional investment activities, see "Other Investment Practices" and "Additional Investment Policies of Vista Cash Management Fund."

VISTA CASH MANAGEMENT FUND. This Fund is permitted to invest any portion of its assets in obligations of domestic banks (including their foreign branches), and in obligations of foreign issuers. The ability to concentrate in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Securities issued by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches), and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.



MANAGEMENT
----------
THE FUNDS' ADVISERS

The Chase Manhattan Bank ("Chase") acts as investment adviser to each of the Funds under an Investment Advisory Agreement and has overall responsibility for investment decisions of each of the Funds, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.


For its investment advisory services to each of the Funds, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Federal Money

Market Fund, under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for each of these Funds on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

Texas Commerce Bank, National Association ("TCB") is the sub-investment adviser to the Vista Cash Management Fund under a Sub-Investment Advisory Agreement between Chase and TCB. TCB has been in the investment counselling business since 1987 and is ultimately controlled and owned by The Chase Manhattan Corporation. TCB makes investment decisions for the Vista Cash Management Fund on a day-to-day basis. For these services, TCB is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.03% of each such Fund's average daily net assets. TCB is located at 600 Travis, Houston, Texas 77002.




HOW TO BUY, SELL
AND EXCHANGE SHARES
-------------------
PURCHASE OF SHARES
The minimum initial investment by a shareholder is $2,500 ($1,000 for IRAs, SEP-IRAs and the automatic investment plan). There is no minimum for additional investments. The Fund reserves the right, in its sole discretion, to reject any purchase order or cease offering shares for purchase at any time. No share certificates will be issued unless requested in writing. Subscriptions for shares are subject to acceptance by the Fund and are not binding until accepted.


Purchase by Mail: Shares of the Fund may be purchased by sending a completed Application (included with this Prospectus or obtainable from the Fund) to "Gintel Group", c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798, accompanied by a check payable to Gintel Group in payment for the shares. Applications sent to the Fund will be forwarded to Chase Global Funds Services Company and will not be effective until received by Chase Global Funds Services Company. Special forms are required for IRA and Keogh subscriptions and may be obtained by contacting the Fund. When purchases are made by check, redemptions will not be allowed until the purchase check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated Clearing House (ACH) will not be allowed until the payment clears, which may take 7 business days or longer. In the event a check used to pay for shares is not honored by a bank, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by the Fund.

Purchase by Exchange: Shares of the Fund may be exchanged for shares of any other fund within the Gintel Group, to the extent such shares are offered for sale in the investor's state of residence. Before any exchange, an investor must obtain and should carefully review a copy of the current prospectus of the fund into which he or she wishes to exchange and should retain such copy for future reference. When opening an account by exchange, the new account must be established with the same name(s), address, and tax identification number as the other account and must meet that fund's minimum initial investment and other eligibility requirements. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. If an investor wishes to use the exchange feature, he or she should consult his or her investment representative or Chase Global Funds Services Company to determine if the feature is available and whether any other conditions are imposed on its use. The discussion of the exchange feature in this Prospectus supersedes the discussion of the exchange privileges in the SAI for investors purchasing shares through the Gintel Group. Purchase by exchange may be executed by either mail or telephone but in every instance must comply with the purchase and redemption procedures set forth in the Prospectus. Neither Chase Global Funds Services Company nor the Fund will be liable for acting upon such instructions, regardless of the authority or absence thereof of the person giving the instructions, or for any loss, expense, or cost arising out of any exchange by telephone, whether or not properly authorized and directed. An investor will bear the risk of loss. The staff of the Securities and Exchange Commission is currently examining whether such responsibilities may be disclaimed. The accuracy of telephone transactions should be verified immediately upon the receipt of confirmation statement.

Purchase by Wire: Investors may purchase shares by wire by first telephoning Chase Global Funds Services Company at 1-800-344-3092 for instructions and wire control number and subsequently wiring Federal funds and registration instructions to:

                            The Chase Manhattan Bank
                               New York, NY 10003
                                ABA# 0210-0002-1
                             F/B/O The Gintel Group
                              Acct. # 910-2-732980
                              Ref: [Name of Fund]
Account Number -----------------



Account Name: ------------------








Purchase by Automatic Investment:


Investors may purchase shares on a regular basis, (the first, the fifteenth, or the first and fifteenth of each month), by automatically transferring a specified dollar amount ($100 minimum) from their regular checking or NOW account to their specified Gintel Group Account. Special forms are required for this automatic investment plan and may be obtained by contacting the Fund. Existing shareholders may begin the Plan at any time by sending a signed letter with signature guarantee and a deposit slip or voided check.

ADDITIONAL INVESTMENTS
An investor may add to his or her account by purchasing additional shares of the same class of the Fund's shares by mailing a check to the Gintel Group (payable to "Gintel Group") at its address set forth above under "Purchases by Mail" or by wiring funds to the Fund's custodian using the procedures set forth above under "Purchases by Wire." It is important that the account number, account name and the Fund and class of shares to be purchased are specified on the check or wire to ensure proper crediting to the investor's account.

Confirmed purchases will be done only at the discretion of the Investment
Advisor.

Purchase of shares of the Fund may also be made through registered securities dealers who have entered into selected dealer agreements with the Distributor. A dealer who agrees to process an order on behalf of an investor may charge the investor a fee for this service.

The offering price of each Fund share is the net asset value per share next computed after the subscriber's application is received by Chase Global Funds Services Company. The net asset value per share is determined by dividing the market value of the Fund's securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. The Fund will determine net asset value of its shares on each "Fund Business Day", which is any day the New York Stock Exchange is open for business exclusive of national holidays.

All ordinary income dividends and capital gains distributions are automatically reinvested at net asset value unless the Chase Global Funds Services Company receives written notice from a shareholder at least 30 days prior to the record date requesting that the distributions and dividends be distributed to the investor in cash.

Shares are sold without a sales load at the net asset value next determined after Chase Global Funds Services Company receives your order in proper form on any business day during which the Federal Reserve Bank of New York and the New York Stock Exchange are open for business ("Fund Business Day"). To receive that day's dividend, Chase Global Funds Services Company or your investment representative or shareholder servicing agent must generally receive your order prior to a Fund's Cut-off Time. The Funds' Cut-off Times (Eastern time) are as follows:


Vista Federal
   Money Market Fund  ......    2:00 p.m.
Vista Cash
   Management Fund .........    2:00 p.m.

Each Fund reserves the right to set an earlier Cut-off Time on any Fund Business Day on which the Public Securities Association ("PSA") recommends an early close to trading on the U.S. Government securities market. Generally, such earlier Cut-off Time will be noon (Eastern time). The PSA is the trade association that represents securities firms and banks that underwrite, trade and sell debt securities, both domestically and internationally. Orders for shares received and accepted prior to the Cut-off Times will be entitled to all dividends declared on that day. Orders received for shares after a Fund's Cut-off Time and prior to 4:00 p.m., Eastern time on any Fund Business Day will not be accepted and executed on the same day except at the Funds' discretion. Orders received and not accepted after a Fund's Cut-off Time will be considered received prior to the Fund's Cut-off Time on the following Fund Business Day and processed accordingly. Orders for shares are accepted by each Fund after funds are converted to federal funds. Orders paid by check and received before a Fund's Cut-off Time will generally be available for the purchase of shares the following Fund Business Day. The Funds reserve the right to reject any purchase order.

REDEMPTION OF SHARES
Upon receipt by Chase Global Funds Services Company of a request in proper form, the Fund will redeem shares at its next determined net asset value. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase. The Fund will forward redemption payments only on shares for which it has collected payment.

Redemption by Mail: Shares may be redeemed by sending a written redemption request to Gintel Group, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Any written request sent to the Fund will be forwarded to Chase Global Funds Services Company and the effective date of the redemption request will be when the request is received in proper form by Chase Global Funds Services Company. The redemption value of each Fund share is the net asset value per share next computed after the redemption request is received in proper form. Where share certificates have been issued, a shareholder must endorse the certificates and include them in the redemption request. "Proper form" means that the request for redemption must include the following:

1. A letter of instruction specifying the Fund name, the account number, and the number of shares or the dollar amount to be redeemed and signed by all registered owners exactly as their names appear on the account.

2. Signatures must be guaranteed by an eligible guarantor institution as described in Rule 17Ad-15 under the Securities and Exchange Act of 1934. Such institutions include banks, brokers, securities dealers, credit unions, securities exchanges, clearing agencies and savings associations. On and after August 24, 1992, the eligible guarantor institution must be a participant in a recognized signature guarantee program such as the STAMP program of the Securities Transfer Association. Until August 24, 1992, eligible guarantor institutions previously approved by Chase Global Funds Services Company (commercial banks and members of domestic stock exchanges) will continue to be approved. Eligible guarantor institutions not previously approved by Chase Global Funds Services Company and not yet members of a recognized signature guarantee program, must make application to that company. For complete information or a copy of Chase Global Funds Services Company's signature guarantee Standards, Procedures and Guidelines, please contact the Transfer Agent at (800) 344-3092. A notary public is not an acceptable guarantor.

3. Other supporting legal documents, if required, in the case of estates, trusts, guardianships, corporations, pension and profit sharing plans and other organizations. Shareholders should contact Chase Global Funds Services Company,
(800) 344-3092, to obtain further information on the specific documentation required.

Payment will be made for redeemed shares as soon as practicable, but generally no later than five business days after proper receipt of redemption notification. Payment will be made by check, unless a shareholder arranges for the proceeds of redemption requests to be sent by Federal fund wire to a designated bank account, in which case a wire charge (currently $8.00 per wire) will be deducted from the account. Shareholders should contact Chase Global Funds Services Company, (800) 344-3092, to obtain further information on this service and the related charges.

Redemption by Telephone:
Shareholders who authorize telephone redemptions in the Application may redeem shares by telephone instructions to Chase Global Funds Services Company which will wire or mail the proceeds of redemptions to the bank and bank account number specified in the Application or mail the proceeds to the address of record, except that telephone redemptions of less than $1000 will be mailed. Redemptions of $1000 or more will be charged a wire fee (currently $8.00 per wire) which will be deducted from the account. Any change in the bank account specified in the Application must be made in writing with a signature guarantee as described above for redemptions by mail. If an investor selects a telephone redemption privilege, the investor authorizes Chase Global Funds Services Company to act on telephone instructions from any person representing himself or herself to be the investor or the investor's investment representative and reasonably believed by Chase Global Funds Services Company to be genuine. The Fund will require Chase Global Funds Services Company to employ reasonable procedures, such as requiring a form of personal identification, to confirm that the instructions are genuine and, if it does not follow such procedures, the Fund may be liable for losses due to unauthorized or fraudulent requests. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents nor Chase Global Funds Services Company will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult Chase Global Fund's Services Company at (800) 344-3092. The telephone redemption privilege may be modified or terminated without notice.

Automatic Redemptions: A shareholder who owns shares of the Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. The Shareholder may request a declining balance withdrawal, a fixed dollar withdrawal, a fixed share withdrawal, or a fixed percentage withdrawal (based on the current value of the account) on a monthly, quarterly, semiannual or annual basis. When a shareholder reaches age 591/2 and begins to receive distributions from an IRA or other retirement plan invested in the Fund, the shareholder can arrange to have a regular monthly or quarterly redemptions made under Systematic Withdrawal Plan. In this case it is not necessary for the account value to be $10,000 or more. Further Information on establishing a Systematic Withdrawal Plan may be obtained by calling the Fund.

PROCESSING OF
REDEMPTION ORDERS
The Fund generally sends payment for an investor's shares on the Fund Business Day after the investor's request is received in proper form, provided that the investor's request is received by the Fund prior to the Fund's Cut-off Time and assuming that the Fund has collected payment of the purchase price of such investor's shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven business days, as permitted by federal securities laws.

Sales of shares of the Fund may also be made through registered securities dealers who have entered into selected dealer agreements with the Distributor. A dealer who agrees to process an order on behalf of an investor may charge the investor a fee for this service.

With the exception of IRA or Keogh accounts, the Fund reserves the right to close an investor's account if the account has dropped below $500 in value for a period of three months or longer other than as a result of a decline in the net asset value per share or if an investor purchases through an automatic investment plan and fails to meet the Fund's investment minimum within a twelve-month period. Shareholders are notified at least 60 days prior to any proposed redemption and invited to add to their account if they wish to continue as a shareholder of the Fund; however the Fund does not presently contemplate making such redemptions.

Confirmed redemptions will be done only at the discretion of the Investment Advisor.



HOW THE FUNDS
VALUE THEIR SHARES
------------------
The net asset value of each class of shares of each Fund is currently determined daily as of 4:00 p.m., Eastern time on each Fund Business Day by dividing the net assets of a Fund attributable to such class by the number of shares of such class outstanding at the time the determination is made. Effective with the anticipated introduction of certain automated share purchase programs, the net asset value of shares of each class of Funds available through the programs will also be determined as of 6:00 p.m., Eastern time on each Fund Business Day.

The portfolio securities of each Fund are valued at their amortized cost in accordance with federal securities laws, certain requirements of which are summarized under "Common

Investment Policies." This method increases stability in valuation, but may result in periods during which the stated value of a portfolio security is higher or lower than the price a Fund would receive if the instrument were sold. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and the Funds will employ specific investment policies and procedures to accomplish this result, although no assurance can be given that they will be able to do so on a continuing basis. The Board of Trustees will review the holdings of each Fund at intervals it deems appropriate to determine whether that Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based upon amortized cost. In the event the Trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Trustees will take such corrective action as they regard as necessary and appropriate.



HOW DIVIDENDS AND
DISTRIBUTIONS ARE MADE;
TAX INFORMATION
---------------
The net investment income of each class of shares of each Fund is declared as a dividend to the shareholders each Fund Business Day. Dividends are declared as of the time of day which corresponds to the latest time on that day that a Fund's net asset value is determined. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder arranges to receive dividends in cash or by ACH to a pre-established bank account, dividends are distributed in the form of additional shares. Dividends that are otherwise taxable are still taxable to you whether received in cash or additional shares. Net realized short-term capital gains, if any, will be distributed at least annually. The Funds do not expect to realize net long-term capital gains.

Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund.


Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If a Fund does not qualify as a regulated investment company for any taxable year or does not make distributions as it intends, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS.
All Fund distributions of net investment income will be taxable as ordinary income. Any distributions of net capital gain which are designated as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long you have held your shares. The taxation of your distributions will be the same whether received in cash or in shares through the reinvestment of distributions.

To the extent distributions are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, such distributions may be exempt from certain types of state and local taxes.


Early in each calendar year the Funds will notify you of the amount and tax status of distributions paid to you for the preceding year.



The above is only a summary of certain federal income tax consequences of investing in the Funds. You should consult your tax adviser to determine the precise effect of an investment in the Funds on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).




OTHER INFORMATION
CONCERNING THE FUNDS
--------------------
DISTRIBUTION PLANS

The Funds' distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Federal Money Market Fund has adopted a Rule 12b-1 distribution plan which provides that such Fund will pay distribution fees at annual rates of up to 0.10% of the average daily net assets attributable to its Vista Shares. There is no distribution plan for the Vista Cash Management Fund. Payments under the distribution plan shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Vista Shares, and are not tied to the amount of actual expenses incurred. Promotional activities for the sale of Vista Shares will be conducted generally by the Vista Family of Funds, and activities intended to promote a Fund's Vista Shares may also benefit the Fund's other shares and other Vista funds.


VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater or entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

SHAREHOLDER
SERVICING AGENTS

The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicingagents have agreed to provide certain support services to their customers. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.35% of the average daily net assets of the Vista Shares of each Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services. The Board of Trustees has determined that the amount payable in respect of "service fees" (as defined in the NASD Rules of Fair Practice) does not exceed 0.25% of the average annual net assets attributable to the Vista Shares of each Fund.

Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as shareholder servicing agents.


For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.

Chase may from time to time, at its own expense, provide compensation to certain selected dealers for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to 0.10% annually of the average net assets of a Fund attributable to shares of such Fund held by customers of such selected dealers. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid by Chase.


Chase and its affiliates and the Vista Family of Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


ADMINISTRATOR
AND SUB-ADMINISTRATOR
Chase acts as the Funds' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Fund's average daily net assets.

VFD provides certain sub-administrative services to each Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at One Chase Manhattan Plaza, Third Floor, New York, New York 10081.


CUSTODIAN

Chase acts as each Fund's custodian and fund accountant and receives compensation under an agreement with the Trust. Securities and cash of each Fund may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.


TRANSFER AGENT AND
DIVIDEND PAYING AGENT
DST Systems, Inc. located at 210 W. 10th Street, Kansas City, MO 64105 serves as the Funds' transfer agent and dividend paying agent.

EXPENSES
Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

ORGANIZATION AND
DESCRIPTION OF SHARES
Each Fund is a portfolio of Mutual Fund Trust, an open-end management investment company organized as a Massachusetts business trust in 1994 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of a Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Fund shares will be maintained in book entry form, and no certificates representing shares owned will be issued to shareholders.


Each Fund may issue multiple classes of shares. This Prospectus relates only to Vista Shares of the Funds. Certain Funds offer other classes of shares in addition to these classes. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of the Fund's shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-344-3092 to obtain additional information about other classes of shares of the Funds that are offered. Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation with respect to one class of shares over another.


The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.



PERFORMANCE INFORMATION
-----------------------
Each Fund may advertise its annualized "yield" and its "effective yield". Annualized "yield" is determined by assuming that income generated by an investment in a Fund over a stated seven-day period (the "yield") will continue to be generated each week over a 52-week period. It is shown as a percentage of such investment. "Effective yield" is the annualized "yield" calculated assuming the reinvestment of the income earned during each week of the 52-week period. The "effective yield" will be slightly higher than the "yield" due to the compounding effect of this assumed reinvestment.

Investment performance may from time to time be included in advertisements about the Funds. Performance is calculated separately for each class of shares. Because this performance information is based on historical earnings, it should not be considered as an indication or representation of future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio, each Fund's operating expenses and which class of shares you purchase. Investment performance also reflects the risks associated with each Fund's investment objective and policies. These factors should be considered when comparing each Fund's investment results to those of other mutual funds and investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater if the limitation had not been in effect. Each Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                                                                   STATEMENT OF
                                                         ADDITIONAL INFORMATION
                                                              December 29, 1997


                   VISTA(SM) U.S. GOVERNMENT MONEY MARKET FUND
            VISTA(SM) 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
                         VISTA(SM) CASH MANAGEMENT FUND
                        VISTA(SM) PRIME MONEY MARKET FUND
                       VISTA(SM) FEDERAL MONEY MARKET FUND
                    VISTA(SM) TREASURY PLUS MONEY MARKET FUND
                      VISTA(SM) TAX FREE MONEY MARKET FUND
                 VISTA(SM) CALIFORNIA TAX FREE MONEY MARKET FUND
                  VISTA(SM) NEW YORK TAX FREE MONEY MARKET FUND
                         VISTA(SM) TAX FREE INCOME FUND
                     VISTA(SM) NEW YORK TAX FREE INCOME FUND
             VISTA(SM) CALIFORNIA INTERMEDIATE TAX FREE INCOME FUND


       One Chase Manhattan Plaza, Third Floor, New York, New York 10081



     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses offering shares of Vista Tax Free Income Fund, Vista California Intermediate Tax Free Income Fund and Vista New York Tax Free Income Fund (collectively the "Income Funds"), and Vista U.S. Government Money Market Fund, Vista 100% U.S. Treasury Securities Money Market Fund, Vista Cash Management Fund, Vista Prime Money Market Fund, Vista Federal Money Market Fund, Vista Treasury Plus Money Market, Vista Tax Free Money Market Fund, Vista California Tax Free Money Market Fund and Vista New York Tax Free Money Market Fund (collectively the "Money Market Funds"). Any reference to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting Vista Fund Distributors, Inc. ("VFD"), the Funds' distributor (the "Distributor"), at the above-listed address.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

For more information about your account, simply call or write the Vista Service Center at:

1-800-622-4273
Vista Service Center
P.O. Box 419392
Kansas City, MO 64141



                                                                        MFT-SAI

  Table of Contents
                                                                            Page
--------------------------------------------------------------------------------
The Funds .................................................................    3
Investment Policies and Restrictions  .....................................    4
Performance Information ...................................................   20
Determination of Net Asset Value  .........................................   26
Purchases, Redemptions and Exchanges  .....................................   27
Tax Matters ...............................................................   29
Management of the Trust and Funds .........................................   34
Independent Accountants ...................................................   50
Certain Regulatory Matters  ...............................................   50
General Information .......................................................   51
Appendix A--Description of Certain Obligations Issued or
  Guaranteed by U.S. Government Agencies or Instrumentalities  ............  A-1
Appendix B--Description of Ratings  .......................................  B-1
Appendix C--Special Investment Considerations
Relating to New York Municipal Obligations  ...............................  C-1
Appendix D--Special Investment Considerations Relating to
  California Municipal Obligations.........................................  D-1

                                   THE FUNDS

     Mutual Fund Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994. The Trust presently consists of 12 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares." The Income Funds, Tax Free Money Market Fund, New York Tax Free Money Market Fund and California Tax Free Money Market Fund are collectively referred to herein as the "Tax Free Funds."

     On August 25, 1994, the shareholders of each of the existing classes of Shares of the Vista U.S. Government Money Market Fund, Vista Global Money Market Fund, Vista Prime Money Market Fund, Vista Tax Free Money Market Fund, Vista California Money Market Fund, Vista New York Tax Free Money Market Fund, Vista Tax Free Income Fund, Vista New York Tax Free Income Fund and the Vista California Intermediate Tax Free Income Fund approved the reorganization of each of such Funds into newly-created series of Mutual Fund Trust, effective October 28, 1994. Prior to such approvals, each of such Funds were series of Mutual Fund Group, an affiliated investment company.

     On December 4, 1992, the shareholders of each of the existing classes of Shares of Vista Global Money Market Fund and Vista U.S. Government Money Market Fund approved the reorganization of each of such Funds into newly-created series of Mutual Fund Group, effective January 1, 1993. Prior to such approvals, on December 4, 1992, the shareholders of each of the five existing series of Trinity Assets Trust (Trinity Money Market Fund, Trinity Government Fund, Trinity Bond Fund, Trinity Short-Term Bond Fund and Trinity Equity Fund) (collectively, the "Trinity Funds") approved the reorganization of each of the Trinity Funds into newly-created series of the Trust, effective January 1, 1993. Vista Global Money Market Fund and Trinity Money Market Fund were reorganized into classes of Shares of "Vista Worldwide Money Market Fund", which changed its name to "Vista Global Money Market Fund" as of December 31, 1992. Vista U.S. Government Money Market Fund and Trinity Government Fund were reorganized into classes of Shares of "Vista Government Cash Fund", which changed its name to "Vista U.S. Government Money Market Fund" as of December 31, 1992.

     On May 3, 1996, The U.S. Treasury Money Market Fund of The Hanover Funds, Inc. ("Hanover") merged into the Vista Shares of Treasury Plus Money Market Fund, The Government Money Market Fund of Hanover merged into the Vista Shares of U.S. Government Money Market Fund, The Cash Management Fund of Hanover merged into the Vista Shares of Vista Global Money Market Fund (The Cash Management Fund of Hanover was the accounting survivor of this merger), The Tax Free Money Market Fund of Hanover merged into the Vista Shares of Tax Free Money Market Fund, The New York Tax Free Money Market Fund of Hanover merged into the Vista Shares of New York Tax Free Money Market Fund, and The 100% U.S. Treasury Securities Money Market Fund of Hanover merged into the Vista Shares of The 100% U.S. Treasury Securities Money Market Fund. The foregoing mergers are referred to herein as the "Hanover Reorganization."

     Effective as of May 6, 1996, Vista Global Money Market Fund changed its name to Vista Cash Management Fund.

     The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers.

                     INVESTMENT POLICIES AND RESTRICTIONS

                              Investment Policies

     The Prospectuses set forth the various investment policies applicable to each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. As used in this Statement of Additional Information, with respect to those Funds and policies for which they apply, the terms "Municipal Obligations" and "tax-exempt securities" have the meanings given to them in the relevant Fund's Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B. For a general discussion of special investment considerations relating to investing in (i) New York and (ii) California Municipal Obligations, see Appendices C and D, respectively.

     The management style used for the Funds emphasizes several key factors. Portfolio managers consider the security quality that is, the ability of the debt issuer to make timely payments of principal and interest. Also important in the analysis is the relationship of a bond's yield and its maturity, in which the managers evaluate the risks of investing in long-term higher-yielding securities. Managers also use a computer model to simulate possible fluctuations in prices and yields if interest rates change. Another step in the analysis is comparing yields on different types of securities to determine relative risk/reward profiles.

     U.S. Government Securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. Vista Federal Money Market Fund generally limits its investments in agency and instrumentality obligations to obligations the interest on which is generally not subject to state and local income taxes by reason of federal law. Agencies and instrumentalities issuing such obligations include the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, The General Services Administration, Federal Home Loan Banks, the Tennessee Valley Authority and the Student Loan Marketing Association. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.

     In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments.

However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

     Bank Obligations. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings and Loan Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

     Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

     Commercial Paper and Other Short-Term Obligations. The commercial paper and other short-term obligations of U.S. and foreign corporations which may be purchased by the Vista Prime Money Market Fund and the Vista Cash Management Fund, other than those of bank holding companies, include obligations which are
(i) rated Prime-1 by Moody's, A-1 by S&P, or F-1 by Fitch, or comparably rated by another NRO; or (ii) determined by the advisers to be of comparable quality to those rated obligations which may be purchased by the Vista Prime Money Market Fund and the Vista Cash Management Fund at the date of purchase or which at the date of purchase have an outstanding debt issue rated in the highest rating category by Moody's, S&P, Fitch or another NRO. The commercial paper and other short-term obligations of U.S. banks holding companies which may be purchased by the Vista Prime Money Market Fund and the Vista Cash Management Fund include obligations issued or guaranteed by bank holding companies with total assets exceeding $1 billion. For purposes of the size standards with respect to banks and bank holding companies, "total deposits" and "total assets" are determined on an annual basis by reference to an institution's then most recent annual financial statements.

     Repurchase Agreements. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Tax Free Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by such Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved.

     High Quality Municipal Obligations. Investments by the Tax Free Money Market Funds will be made in unrated Municipal Obligations only if they are determined to be of comparable quality to permissable rated investments on the basis of the advisers' credit evaluation of the obligor or of the bank issuing a participation certificate, letter of credit or guaranty, or insurance issued in support of the obligation. High Quality instruments may produce a lower yield than would be available from less highly rated instruments. The Board of Trustees has determined that Municipal Obligations which are backed by the credit of the U.S. Government will be considered to have a rating equivalent to Moody's Aaa.

     If, subsequent to purchase by a Tax Free Money Market Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest short-term rating category (the two highest categories in the case of the New York and California Tax Free Money Market Funds) by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Board of Trustees determines that it is no longer of comparable quality or (b) a Money Market Fund's advisers become aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Board of Trustees will reassess promptly whether such security presents minimal credit risk and will cause such Money Market Fund to take such action as it determines is in its best interest and that of its shareholders; provided that the reassessment required by clause
(b) is not required if the portfolio security is disposed of or matures within five business days of the advisers becoming aware of the new rating and the Fund's Board is subsequently notified of the adviser's actions.

     To the extent that a rating given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Prospectuses and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the advisers also will evaluate these securities and the creditworthiness of the issuers of such securities.

     Forward Commitments. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although, with respect to any Tax Free Fund, short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which, for consideration by investors in the Tax Free Funds, are not exempt from federal, state or local taxation.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

     Illiquid Securities. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain invest-ments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

     One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and Section 4(2) paper.

     Stand-by Commitments. When a Fund purchases securities it may also acquire stand-by commitments with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price.

     The amount payable to a Money Market Fund upon its exercise of a stand-by commitment with respect to a Municipal Obligation normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid by the Fund on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, a Money Market Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. The Money Market Funds value stand-by commitments at zero for purposes of computing their net asset value per share.

     The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. Not more than 10% of the total assets of a Money Market Fund will be invested in Municipal Obligations that are subject to stand-by commitments from the same bank or broker-dealer.

     Floating and Variable Rate Securities; Participation Certificates. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Investments by the Income Funds in floating or variable rate securities normally will involve industrial development or revenue bonds that provide for a periodic adjustment in the interest rate paid on the obligation and may, but need not, permit the holder to demand payment as described above. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them. The floating or variable rate demand instruments in which the Money Market Funds may invest are payable on demand on not more than seven calendar days' notice.

     The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

     In the case of a Money Market Fund, the Board of Trustees may determine that an unrated floating or variable rate security meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets such quality criteria, or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution will be necessary. The Board of Trustees will re-evaluate each unrated floating or variable rate security on a quarterly basis to determine that it continues to meet a Money Market Fund's high quality criteria. If an instrument is ever deemed to fall below a Money Market Fund's high quality standards, either it will be sold in the market or the demand feature will be exercised.

     The securities in which certain Funds may be invested include participation certificates, issued by a bank, insurance company or other financial institution, in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

     A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

     The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. Participation Certificates will only be purchased by a Tax Free

Fund if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. With respect to a Money Market Fund, the maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. With respect to the Income Funds, if variable rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

     Tender Option Floating or Variable Rate Certificates. The Money Market Funds may invest in tender option bonds. A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of instruments, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long term bond and the rate on the short term floating or variable rate security.

     Supranational Obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

     Securities Loans. To the extent specified in its Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or the possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

     Zero Coupon and Stripped Obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

     Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

     Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

       Additional Policies Regarding Derivative and Related Transactions

     Introduction. As explained more fully below, the Income Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various other over-the-counter instruments.

     Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways:
First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

     Each Income Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

     The value of some derivative or similar instruments in which the Income Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and like other investments of the Funds the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers accurately forecast such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

     Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

     Risk Factors. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. The advisers may accurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss.

     Specific Uses and Strategies. Set forth below are explanations various strategies involving derivatives and related instruments which may be used by the Income Funds.

     Options on Securities and Securities Indexes. The Funds may PURCHASE, SELL or EXERCISE call and put options on (i) securities, (ii) securities indexes, and (iii) debt instruments.

     Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

     One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

     In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

     If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

     Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

     The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

     Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract or buy a futures option to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract or buy a futures option to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

     When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds may engage in cross-hedging by purchasing or selling futures or options on a security different from the security position being hedged to take advantage of relationships between the two securities.

     Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

     Forward Contracts. A Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

     Interest Rate Transactions. The Income Funds may employ interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward exchange contracts, and interest rate swaps.

     An Income Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Income Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that an Income Fund is contractually obligated to make. If the other party to and interest rate swap defaults, an Income Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, each Income Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate swap position.

     An Income Fund may enter into interest rate swaps to the maximum allowed limits under applicable law. An Income Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by an Income Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.

     Structured Products. The Income Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

     The Income Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the cost of Funds Index. Any rise in the reference rate of an inverse floater

(as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When an Income Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Income Fund anticipates it will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. An Income Fund is permitted to invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although an Income Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of an Income Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, an Income Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Income Funds invest may be deemed illiquid and subject to their limitation on illiquid investments.

     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.


     Additional Restrictions on the Use of Futures and Option Contracts. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.


     When an Income Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

     The Income Funds' ability to engage in the transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months.

     In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by an Income Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                            Investment Restrictions

     The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

     Each Fund may not:

       (1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

       (2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

       (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in options and futures shall not be subject to this restriction; (ii) the Money Market Funds may invest more than 25% of their total assets in obligations issued by banks, including U. S. banks; (iii) New York Tax Free Money Market Fund, California Tax Free Money Market Fund and Tax Free Money Market Fund may invest more than 25% of their respective assets in municipal obligations secured by bank letters of credit or guarantees, including participation certificates and (iv) more than 25% of the assets of California Intermediate Tax Free Income Fund may be invested in municipal obligations secured by bank letters of credit or guarantees;

       (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

       (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

       (6) issue any senior security (as defined in the 1940 Act), except that
     (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under appli-cable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

       (7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security. In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

       (1) Each Fund other than the Tax Free Funds may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities); each Tax Free Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.


       (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.


       (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

       (4) Each Income Fund may not invest more than 15% of its net assets in illiquid securities; each Money Market Fund may not invest more than 10% of its net assets in illiquid securities.

       (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.


       (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

     For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive that the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.

     In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not invest for the purpose of exercising control or management.

     As a nonfundamental operating policy, the Money Market Funds will not invest more than 25% of their respective total assets in obligations issued by foreign banks (other than foreign branches of U.S. banks).

     As a nonfundamental operating policy, the Tax Free Money Market Funds will not invest in obligations secured by letters of credit or guarantees from foreign banks (other than foreign branches of U.S. banks) if, after giving effect to such investment, the value attributable to such letters of credit or guarantees, as determined by the respective Funds' advisers, would exceed 25% of the respective Funds' total assets.

     If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                Portfolio Transactions and Brokerage Allocation

     Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Funds' investments are reviewed by the Board of Trustees. The Funds' portfolio managers may serve other clients of the advisers in a similar capacity. Money market instruments are generally purchased in principal transactions; thus, the Money Market Funds generally pay no brokerage commissions.

     The frequency of an Income Fund's portfolio transactions the portfolio turnover rate will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Income Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

     For the fiscal year ended August 31, 1996, and the fiscal year ended August 31, 1997, the annual rates of portfolio turnover for the following Funds were as follows:


     The Tax Free Income Fund: 210% and 147%, respectively; The New York Tax Free Income Fund: 156% and 107%, respectively.

     For the fiscal year ended August 31, 1996, and the fiscal year ended August 31, 1997, the California Intermediate Tax Free Income Fund had portfolio turnover rates of 188% and 66%, respectively.


     Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

     Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

     Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staff.

     In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser or sub-advisers may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the adviser or a sub- adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

                            PERFORMANCE INFORMATION

     From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

     A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values (in the case of the Income Funds) of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. The advisers, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.


     In connection with the Hanover Reorganization, the Vista 100% U.S. Treasury Securities Money Market Fund was established to receive the assets of The 100% U.S. Treasury Securities Money Market Fund of Hanover, and the Vista Cash Management Fund (formerly known as the Vista Global Money Market Fund), which received the assets of The Cash Management Fund of Hanover, adopted the financial history of The Cash Management Fund of Hanover. Performance results presented for each class of the Vista 100% U.S. Treasury Securities Money Market Fund and the Vista Cash Management Fund will be based upon the performance of The 100% U.S. Treasury Securities Money Market Fund and The Cash Management Fund of Hanover, respectively, for periods prior to the consummation of the Hanover Reorganization.

     Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.


     Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

     Advertisements for the Vista funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                             Total Rate of Return


     A Fund's or class's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

            Average Annual Total Returns* (excluding sales charges)

     The average annual total rate of return figures for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges) for the one and five year periods ended August 31, 1997, and for the period from commencement of business operations to August 31, 1997, were as follows:



                                       Since        Date of        Date of
                  One       Five       Fund          Fund           Class
Fund             Year      Years     Inception     Inception     Introduction
--------------   -------   -------   -----------   -----------   -------------
Tax Free                                              9/8/97
Income Fund
 A Shares        9.14%     6.94%       8.92%                         9/8/87
 B Shares+                                                          11/4/93
New York Tax                                          9/8/97
Free Income
Fund
 A Shares        8.85%     6.56%       8.38%                         9/8/87
 B Shares+                                                          11/4/93
California
Intermediate
Tax Free
Income Fund
 A Shares        7.46%       --        5.19%         7/15/93        7/15/93



----------
* The ongoing fees and expenses borne by Class B Shares are greater than those borne by Class A Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does note reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes which would require an adjustment to the ongoing expenses.

  The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

+ Performance information presented in the table above and in each table that follows for this class of the Funds prior to the date this class was introduced does not reflect distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

                         Average Annual Total Returns*
                           (including sales charges)

     With the current maximum sales charge for Class A shares (4.50%) reflected and the currently applicable CDSC for Class B shares for each period length, the average annual total rate of return figures for the same periods would be as follows:


                                                          Since
                                     One       Five       Fund
Fund                                Year      Years     Inception
---------------------------------   -------   -------   ----------
Tax Free Income Fund
 A Shares                           4.23%     5.96%        8.42%
 B Shares+
New York Tax Free Income Fund
 A Shares                           3.30%     4.27%        8.57%
 B Shares+
California Intermediate Tax Free
Income Fund
 A Shares                           2.62%       --         4.02%



----------
*See the notes to the preceding table.

     The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.


                               Yield Quotations

     Any current "yield" quotation for a class of shares of an Income Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     Any current "yield" for a class of shares of a Money Market Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one Share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation for a class of shares of a Money Market Fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. A portion of a Tax Free Money Market Fund's income used in calculating such yields may be taxable.

     Any taxable equivalent yield quotation of a class of shares of a Tax Free Fund, whether or not it is a Money Market Fund, shall be calculated as follows. If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation (as determined in accordance with the appropriate calculation described above) divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt.


                                          Current          Effective Compound
                                      Annualized Yield      Annualized Yield
                                       as of 8/31/97         as of 8/31/97
                                      ------------------   -------------------
U. S. Government Money Market Fund
 Vista Shares                              5.05%                 5.18%
 Premier Shares                            5.09%                 5.22%
 Institutional Shares                      5.40%                 5.54%
Prime Money Market Fund
 B Shares                                  4.49%                 4.59%
 Premier Shares                            5.29%                 5.43%
 Institutional Shares                      5.49%                 5.64%
Federal Money Market Fund
 Vista Shares                              4.93%                 5.05%
 Premier Shares                            5.13%                 5.26%
 Institutional Shares                      5.36%                 5.50%
Treasury Plus Money Market Fund
 Vista Shares                              4.87%                 4.99%
 Premier Shares                            4.97%                 5.09%
 Institutional Shares                      5.21%                 5.35%
100% U.S. Treasury Securities
Money Market Fund
 Vista Shares                              4.90%                 5.02%
 Premier Shares                            4.94%                 5.06%
 Institutional Shares                      5.22%                 5.36%
Cash Management Fund
 Vista Shares                              5.09%                 5.22%
 Premier Shares                            5.19%                 5.32%
 Institutional Shares                      5.44%                 5.59%



                                  Current           Effective           Annualized
                                Annualized           Compound         Tax Equivalent
                                   Yield         Annualized Yield        Yield**
                               as of 8/31/97      as of 8/31/97        as of 8/31/97
                               ---------------   ------------------   ---------------
Tax Free Money Market Fund
 Vista Shares                      2.98%                3.02%             4.93%
 Premier Shares                    3.06%                3.11%             5.07%
 Institutional Shares              3.31%                3.37%             5.48%
California Tax Free
Money Market Fund                  2.88%                2.92%             5.36%
New York Tax Free
Money Market Fund                  2.91%                2.96%             5.45%

                                                  Thirty-Day         Tax Equivalent
                                                     Yield         Thirty-Day Yield**
                                                 as of 8/31/97       as of 8/31/97
                                                 ---------------   -------------------
Tax Free Income Fund
 Class A Shares                                      4.29%               7.10%
 Class B Shares                                      3.74%               6.19%
New York Tax Free Income Fund
 Class A Shares                                      3.97%               7.43%
 Class B Shares                                      3.42%               6.40%
California Intermediate Tax Free Income Fund         3.97%               7.38%


----------
* The tax equivalent yields assume a federal income tax rate of 39.6% for the Tax Free Money Market Fund and Tax Free Income Fund, a combined New York State, New York City and federal income tax rate of 46.80% for the New York Tax Free Money Market Fund and New York Tax Free Income Fund and a combined California State and federal income tax rate of 46.24% for the California Tax Free Money Market Fund and California Intermediate Tax Free Income Fund.


                     Non-Standardized Performance Results*
                           (excluding sales charges)


     The table below reflects the net change in the value of an assumed initial investment of $10,000 in the following Funds (excluding the effects of any applicable sales charges) for the period from the commencement date of business for each such Fund (i.e., either September 8, 1987 for the Tax Free Income and New York Tax Free Income Funds or July 16, 1993 for the California Intermediate Tax Free Income Fund.) The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.


                                         Value of         Value of                                         Fund
            Period Ended              Initial $10,000   Capital Gains         Value of          Total    Inception
           August 31, 1997              Investment       Distribution   Reinvested Dividends    Value      Date
------------------------------------- ----------------- --------------- ---------------------- --------- ----------
The Tax Free Income Fund:
 A Shares                                  $12,320          $1,278              $9,877          $23,475     9/8/97
 B Shares+                                  12,250           1,239               9,257           22,746
The New York Tax Free Income Fund:
 A Shares                                   11,800           1,708               8,840           22,348     9/8/97
 B Shares+                                  11,760           1,661               8,300           21,721
The California Intermediate Tax Free
Income Fund                                  9,853             249               2,220           12,322    7/15/93



----------
* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

        Non-Standardized Performance Results* (includes sales charges)


     With the current maximum sales charge of 4.50% for Class A shares, and the currently applicable CDSC for Class B shares for each period length, reflected, the figures for the same periods would be as follows:


                                           Value of           Value of
            Period Ended                Initial $10,000     Capital Gains           Value of            Total
           August 31, 1997                Investment         Distribution     Reinvested Dividends      Value
-------------------------------------   -----------------   ---------------   ----------------------   --------
The Tax Free Income Fund:
 A Shares                                    $11,766            $1,220                $9,432            $22,418
 B Shares+                                    12,250             1,239                 9,257             22,746
The New York Tax Free Income Fund:
 A Shares                                     11,269             1,632                 8,442             21,343
 B Shares+                                    11,760             1,661                 8,300             21,721
The California Intermediate Tax Free
Income Fund                                    9,410               238                 2,120             11,768


----------
* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.


                       DETERMINATION OF NET ASSET VALUE

     As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition,to the days listed above (other than Good Friday), the Funds are closed for business on the following holidays: Martin Luther King Day, Columbus Day, and Veteran's Day.

     The Money Market Funds' portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter accrediting discounts and amortizing premiums at a constant rate to maturity. Pursuant to the rules of the Securities and Exchange Commission, the Board of Trustees has established procedures to stabilize the net asset value of each Money Market Fund at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the $1.00 amortized cost price per share. If fluctuating interest rates cause the market value of a Money Market Fund's portfolio to approach a deviation of more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider what action, if any, should be initiated. Such action may include redemption of shares in kind (as described in greater detail below), selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations.

     The Money Market Funds have established procedures designed to ensure that their portfolio securities meet their high quality criteria.

     Bonds and other fixed income securities (other than short-term obligations) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short- term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

     Interest income on long-term obligations in an Income Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                     PURCHASES, REDEMPTIONS AND EXCHANGES

     The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application.

     Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any Vista money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

     The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

     Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista fund excluding any Vista money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any Vista money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the Vista non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution form an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.

     Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

     A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

                                  TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                Qualification as a Regulated Investment Company


     Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Because certain Funds invest all of their assets in Portfolios which will be classified as partnerships for federal income tax purposes, such Funds will be deemed to own a proportionate share of the income of the Portfolio into which each contributes all of its assets for purposes of determining whether such Funds satisfy the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).


     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     Each non-Money Market Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigage the effect of these rules.


     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                 Excise Tax on Regulated Investment Companies


     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


     Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                              Fund Distributions


     Each Fund anticipates distributing substantially all of its net taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders of a Fund. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

     Under recently enacted legislation, the maximum rate of tax on long-term capital gains of individuals will generally be reduced from 28% to 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized after July 28, 1997 with respect to capital assets held for more than 18 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%. Under a literal reading of the legislation, capital gain dividends paid by a regulated investment company would not appear eligible for the reduced capital gain rates. However, the legislation authorizes the Treasury Department to promulgate regulations that would apply the new rates to capital gain dividends paid by a regulated investment company.


     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Each Tax Free Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax Free Fund's taxable year at least 50% of the its total assets consists of tax-exempt municipal obligations. Distributions from a Tax Free Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax Free Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax Free Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

     AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

     Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax Free Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax Free Fund will likely be subject to tax on dividends paid by the Tax Free Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.


     Net investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.


     Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                         Sale or Redemption of Shares

     Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that a Money Market Fund will do this. In such a case and any case involving the Income Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.


                             Foreign Shareholders

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.


     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                          State and Local Tax Matters

     Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                         Effect of Future Legislation


     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


                     MANAGEMENT OF THE TRUST AND THE FUNDS

                             Trustees and Officers

     The Trustees and of the Trust officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.

     Fergus Reid, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 65. Address: 202 June Road, Stamford, CT 06903.

     *H. Richard Vartabedian--Trustee and President of the Trust. Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Age: 61. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.

     William J. Armstrong--Trustee. Vice President and Treasurer,
Ingersoll-Rand Company. Age: 55. Address: 49 Aspen Way, Upper Saddle River, NJ 07458.

     John R.H. Blum--Trustee. Attorney in private practice; formerly a Partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture State of Connecticut, 1992-1995. Age: 68. Address: 322 Main Street, Lakeville,CT 06039.

     Stuart W. Cragin, Jr.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 64. Address: 108 Valley Road, Cos Cob, CT 06807.

     Roland R. Eppley, Jr.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 65. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.

     Joseph J. Harkins--Trustee. Retired; Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 65.
Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.


     *Sarah E. Jones--Trustee. President and Chief Operating Officer of Chase Mutual Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of the Chase Manhattan Bank. Age: 46. Address: One Chase Manhattan Plaza, Third Floor, New York, New York 10081.


     W.D. MacCallan--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp.; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age: 70. Address: 624 East 45th Street, Savannah, GA 31405.

     W. Perry Neff--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; formerly Director, Chairman and President of The Hanover Investment Funds, Inc.
Age: 70. Address: RR 1 Box 102, Weston, VT 05181.


     *Leonard M. Spalding, Jr.--Trustee. Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of the Chase Manhattan Private Bank. Age: 62. Address: One Chase Manhattan Plaza, Third Floor, New York, New York 10081.


     Richard E. Ten Haken--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System. Age: 63. Address: 4 Barnfield Road, Pittsford, NY 14534.

     Irving L. Thode--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 66. Address: 80 Perkins Road, Greenwich, CT 06830.

     Martin R. Dean--Treasurer. Associate Director, Accounting Services, BISYS Fund Services; formerly Senior Manager, KPMG Peat Marwick (1987-1994). Age: 33.
Address: 3435 Stelzer Road, Columbus, OH 43219.


     Lee Schultheis--Assistant Treasurer and Assistant Secretary. President, BISYS Fund Distributors; formerly Managing Director, Forum Financial Group.
Age: 41. Address: One Chase Manhattan Plaza, Third Floor, New York, NY 10081.


     W. Anthony Turner--Secretary. Senior Vice President and Regional Client Executive, BISYS Fund Services; formerly Senior Vice President, First Union Brokerage Services, Inc. and Senior Vice President, NationsBank. Age: 36.
Address: 125 West 55th Street, New York, NY 10019.

----------
*Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being chairman of the Trust.

     The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal period ended August 31, 1997.

     The Board of Trustees of the Trust has established an Investment Committee. The members of the Investment Committee are Messrs. Vartabedian (Chairman), Reid and Spalding. The function of the Investment Committee is to review the investment management process of the Trust.


     The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Group, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio, and International Equity Portfolio (these entities, together with the Trust, are referred to below as the "Vista Funds").


           Remuneration of Trustees and Certain Executive Officers:

     Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued during the fiscal year ended August 31, 1997 for each Trustee of the Trust:


                                         U.S.                                                New York      California
                                     Government      Cash        Tax Free        Prime       Tax Free      Tax Free
                                       Money      Management       Money         Money         Money         Money
                                    Market Fund      Fund       Market Fund   Market Fund   Market Fund   Market Fund
                                    ------------- ------------- ------------- ------------- ------------- ------------
Fergus Reid, III, Trustee            $ 25,653.12   $ 15,603.85    $ 4,564.75    $ 7,867.48    $ 4,552.98    $ 232.56
H. Richard Vartabedian, Trustee        22,147.67     13,572.80      3,987.88      6,890.64      4,015.45      201.72
William J. Armstrong, Trustee          14,096.36      8,648.09      2,541.07      4,394.24      2,564.42      128.76
John R.H. Blum, Trustee                15,703.56      9,595.85      2,815.73      4,854.28      2,844.01      143.31
Stuart W. Cragin, Jr., Trustee         14,765.14      9,048.49      2,658.64      4,593.77      2,676.96      134.49
Roland R. Eppley, Jr., Trustee         14,765.14      9,048.49      2,658.64      4,593.77      2,676.96      134.49
Joseph J. Harkins, Trustee             15,389.67      9,415.33      2,762.55      4,769.24      2,793.55      140.31
Sarah E. Jones, Trustee                     0.00          0.00          0.00          0.00          0.00        0.00
W.D. MacCallan, Trustee                14,765.14      9,048.49      2,658.64      4,593.77      2,676.96      134.49
W. Perry Neff, Trustee                 15,389.67      9,415.33      2,762.55      4,769.24      2,793.55      140.31
Leonard M. Spalding, Jr., Trustee           0.00          0.00          0.00          0.00          0.00        0.00
Richard E. Ten Haken, Trustee          14,765.14      9,048.49      2,658.64      4,593.77      2,676.96      134.49
Irving L. Thode, Trustee               14,765.14      9,048.49      2,658.64      4,593.77      2,676.9       134.49

                                                                                                            100% U.S.
                                                   Treasury                                  California      Treasury
                                      Federal        Plus        New York         Tax       Intermediate    Securities
                                       Money         Money       Tax Free        Free         Tax Free     Money Market
                                    Market Fund   Market Fund   Income Fund   Income Fund    Income Fund       Fund
                                    ------------- ------------- ------------- ------------- -------------- -------------
Fergus Reid, III, Trustee             $ 3,921.97   $ 10,013.99  $547.05       $421.65          $ 124.85      $ 9,881.87
H. Richard Vartabedian, Trustee         3,417.14      8,653.82   479.59        370.09            108.47        8,577.22
William J. Armstrong, Trustee           2,171.59      5,514.80   305.09        235.27             68.67        5,460.25
John R.H. Blum, Trustee                 2,407.23      6,086.05   337.94        260.85             76.77        6,038.45
Stuart W. Cragin, Jr. Trustee           2,277.76      5,771.25   319.72        246.70             72.30        5,717.52
Roland R. Eppley, Jr. Trustee           2,277.76      5,771.25   319.72        246.70             72.30        5,717.52
Joseph J. Harkins, Trustee              2,364.57      5,969.62   331.88        256.25             75.30        5,927.39
Sarah E. Jones, Trustee                     0.00          0.00     0.00          0.00              0.00            0.00
W.D. MacCallan, Trustee                 2,277.76      5,771.25   319.72        246.70             72.30        5,717.52
W. Perry Neff, Trustee                  2,364.57      5,969.62   331.88        256.25             75.30        5,927.39
Leonard M. Spalding, Jr., Trustee           0.00          0.00     0.00          0.00              0.00            0.00
Richard E. Ten Haken, Trustee           2,277.76      5,771.25   319.72        246.70             72.30        5,717.52
Irving L. Thode, Trustee                2,277.76      5,771.25   319.72        246.70             72.30        5,717.52



                                           Pension or                Total
                                           Retirement             Compensation
                                        Benefits Accrued              From
                                      as Fund Expenses (1)     "Fund Complex" (2)
                                      ----------------------   -------------------
Fergus Reid, III, Trustee                    $ 56,368               $129,500
H. Richard Vartabedian, Trustee                47,622                102,750
William J. Armstrong, Trustee                  38,372                 67,000
John R.H. Blum, Trustee                        41,363                 73,000
Stuart W. Cragin, Jr., Trustee                 34,965                 68,500
Roland R. Eppley, Jr., Trustee                 53,267                 68,500
Joseph J. Harkins, Trustee                     52,508                 71,500
Sarah E. Jones, Trustee                            --                     --
W.D. MacCallan, Trustee                        66,323                 68,500
W. Perry Neff, Trustee                         66,323                 71,500
Leonard M. Spalding, Jr., Trustee                  --                     --
Richard E. Ten Haken, Trustee                  31,463                 68,500
Irving L. Thode, Trustee                       41,876                 68,500



----------
(1) Data reflects total benefits accrued by Mutual Fund Group, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 1997 and by the Trust, Mutual Fund Select Trust, and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 1997.

(2) Data reflects total compensation earned during the period January 1, 1997 to December 31, 1997 for service as a Trustee to the Trust, Mutual Fund Group, Mutual Fund Variable Annuity Trust, Mutual Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.

     As of October 31, 1997, the Trustees and officers as a group owned less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended August 31, 1997, the Trust paid its disinterested Trustees fees and expenses for all the meetings of the Board and any committees attended in the aggregate amount of approximately $569,995 which amount was then apportioned among the Funds comprising the Trust.

               Vista Funds Retirement Plan for Eligible Trustees

     Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of Service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.


     Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 1997, the estimated credited years of service for Messrs.Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley, Harkins, Neff, MacCallan, Spalding, TenHaken, Thode and Ms. Jones are 12, 4, 9, 12, 4, 8, 6, 7, 7, 0, 12, 4 and 0, respectively.



                   Highest Annual Compensation Paid by All Vista Funds
              -------------------------------------------------------------
               $60,000     $80,000     $100,000     $120,000     $140,000
  Years of
  Service                 Estimated Annual Benefits Upon Retirement
----------    -------------------------------------------------------------
     14        $57,600     $76,800     $ 96,000     $115,200     $134,400
     12         52,800      70,400       88,000      105,600      123,200
     10         48,000      64,000       80,000       96,000      112,000
      8         38,400      51,200       64,000       76,800       89,600
      6         28,800      38,400       48,000       57,600       67,200
      4         19,200      25,600       32,000       38,400       44,800


     Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of Vista funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.


     Messrs. Eppley, Ten Haken, Thode and Vartabedian have each executed a deferred compensation agreement for the 1997 calendar year and as of October 31, 1997 they had contributed $55,334, $27,669, $49,803, and $83,000, respectively.


     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


                           Adviser and Sub-Advisers


     Chase acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement, dated as of May 6, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, Chase provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The advisers to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

     Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

     Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

     In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.

     Chase, on behalf of the Funds (other than the Cash Management Fund and the Tax Free Money Market Fund), has entered into an investment sub-advisory agreement dated as of May 6, 1996 with Chase Asset Management, Inc. ("CAM"). Texas Commerce Bank, National Association ("TCB") is the sub-investment adviser to the Cash Management Fund and the Tax Free Money Market Fund pursuant to a separate sub-investment advisory agreement between Chase and TCB dated as of May 6, 1996. With respect to the day- to-day management of the Funds, under the sub-advisory agreements, the sub-advisers make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. The sub-advisers may, in their discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-adviser. This arrangement will not result in the payment of additional fees by the Funds.

     Chase, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among the Chase accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


     CAM is a wholly-owned operating subsidiary of the Adviser. CAM is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase.


     TCB has been in the investment counselling business since 1987 and is ultimately controlled and owned by Chase Manhattan Corporation. TCB renders investment advice to a wide variety of corporations, pension plans, foundations, trusts and individuals.

     In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CAM (or TCB in the case of the Cash Management Fund and the Tax Free Money Market Fund) will be entitled to receive with respect to each such Fund, such compensation, payable by the adviser out of its advisory fee, as is described in the relevent Prospectuses.

     For the fiscal years ended August 31, 1995, August 31, 1996 and August 31, 1997, Chase was paid or accrued the following investment advisory fees with respect to the following Funds, and voluntarily waived the amounts in parentheses following such fees with respect to each such period:


                                    Fiscal Year-        Fiscal Year-        Fiscal Year-
                                        ended               ended               ended
Fund                                   8/31/95             8/31/96             8/31/97
--------------------------------   -----------------   -----------------   -----------------
Tax Free Money Market Fund
 Paid or Accrued                       $  440,282          $  602,984          $  898,976
 Waived                                   none                none                none
New York Tax Free Money
Market Fund
 Paid or Accrued                       $  381,647          $  564,728          $  895,216
 Waived                                   none                none                none
Tax Free Income Fund
 Paid or Accrued                       $  307,093          $  286,711          $  248,543
 Waived                               ($  287,095)        ($  222,662)        ($  124,746)
New York Tax Free Income Fund
 Paid or Accrued                       $  333,493          $  328,622          $  320,945
 Waived                               ($  219,772)        ($  105,922)        ($   40,479)
Federal Money Market Fund
 Paid or Accrued                       $  389,075          $  590,313          $  782,294
 Waived                               ($  118,975)            none                none
Treasury Plus Money Market Fund
 Paid or Accrued                       $   22,663          $  665,556          $1,983,716
 Waived                                    22,663              65,952             none
Prime Money Market Fund
 Paid or Accrued                       $  352,679          $1,110,393          $1,595,402
 Waived                                $  216,306         ($   50,805)            none
California Intermediate
Tax Fee Income Fund
 Paid or Accrued                       $  102,004          $   92,752          $   79,332
 Waived                               ($  102,004)        ($   90,335)        ($   66,295)
California Tax Free
Money Market Fund
 Paid or Accrued                       $   55,870          $   48,544          $   44,776
 Waived                               ($   44,112)        ($   37,587)        ($   31,249)
U.S. Government
Money Market Fund
 Paid or Accrued                       $1,440,186          $2,959,311          $5,173,975
 Waived                                  none                none                none



     For the period December 1, 1995 through August 31, 1996, and the fiscal year ended August 31, 1997, Chase was paid or accrued investment advisory fees and voluntarily waived the amount in parentheses, $1,518,404 ($197,536) and $2,010,632, respectively, for the 100% U.S. Treasury Securities Money
Market Fund.



     For the period December 1, 1995 through August 31, 1996, and the fiscal year ended August 31, 1997, Chase was paid or accrued investment advisory fees and voluntarily waived the amount in parentheses, $1,781,610 ($195,420) and $3,165,847, respectively, for the Cash Management Fund.

                                 Administrator

     Pursuant to an Administration Agreement (the "Administration Agreement"), Chase serves as administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

     Under the Administration Agreement Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

     In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal years; and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.


     In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Money Market Fund's average daily net assets, and 0.10% of each Income Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

     For the years ended August 31, 1995, August 31, 1996 and August 31, 1997 Chase was paid or accrued administration fees, and voluntarily waived the amounts in parentheses for the following Funds:


                                     Fiscal Year-       Fiscal Year-         Fiscal Year
                                        ended               Ended               ended
                                       8/31/95             8/31/96             8/31/97
                                    ----------------   -----------------   ----------------
Federal Money Market Fund
 Paid or Accrued                       $ 194,538           $  295,156          $  391,147
 Waived                               ($  61,243)             none                 none
Treasury Plus Money Market Fund
 Paid or Accrued                       $  11,331           $  332,778          $  991,858
 Waived                               ($  11,331)         ($   49,071)             none
Prime Money Market Fund
 Paid or Accrued                       $ 176,340           $  550,477          $  797,701
 Waived                               ($  88,982)         ($   33,604)             none
California Intermediate
Tax Fee Income Fund
 Paid or Accrued                       $  34,001           $   30,917          $   26,444
 Waived                               ($  34,001)         ($   30,917)        ($   19,912)
California Tax Free
Money Market Fund
 Paid or Accrued                       $  27,935           $   24,272          $   22,388
 Waived                               ($  21,527)         ($   15,097)             none
U.S. Government
Money Market Fund
 Paid or Accrued                       $ 720,093           $1,479,655          $2,586,987
 Waived                                   none                none                 none
U.S. Treasury Securities
Money Market Fund
 Paid or Accrued                              --           $  741,264*         $1,005,316
 Waived                                       --              none                 none
Tax Free Money Market Fund
 Paid or Accrued                       $ 220,141           $  301,492          $  449,487
 Waived                                   none                none                 none
New York Tax Free Money
Market Fund
 Paid or Accrued                       $ 190,823           $  282,364          $  447,608
 Waived                                   none                none                 none
Tax Free Income Fund
 Paid or Accrued                       $ 102,364           $   95,570          $   82,848
 Waived                               ($  64,572)         ($   52,872)             none
New York Tax Free Income Fund
 Paid or Accrued                       $ 111,164           $  109,541          $  106,982
 Waived                               ($  81,265)         ($   17,606)             none
Cash Management Fund
 Paid or Accrued                              --           $ 872,983*          $1,582,924
 Waived                                       --             none                  none

----------
*Paid or accrued administrative fees for the period December 1, 1995 through August 31, 1996.

                              Distribution Plans

     The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including Distribution Plans on behalf of the Class A and Class B shares of the Tax Free Income Fund and the New York Tax Free Income Fund, the Class B and Class C shares of the Prime Money Market Fund, the shares of the California Intermediate Tax Free Income Fund, the Vista Shares of the Money Market Funds (except the Cash Management
Fund), and the Premier Shares of the U.S. Government Money Market Fund, which provides that each of such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. There is no distribution plan for the Cash Management Fund. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.

     Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Income Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

     The Institutional Shares of the Money Market Funds have no distribution plan. There is no distribution plan for Premier Shares for any Money Market Fund other than the U.S. Government Money Market Fund.

     Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares, 0.25% annualized of the average net asset value of the Class B shares, 0.75% annualized of the average net asset value of Class C shares or 0.25% annualized of the average daily net asset value of the shares of the California Intermediate Tax Free Income Fund maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Income Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Income Funds, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995.

     Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     For the fiscal year ended August 31, 1997, the Distributor was paid or accrued the following Distribution Fees and voluntarily waived the amounts in parenthesis following such fees with respect to the Shares of each Fund:


                                              Paid/Accrued      Waived
                                              --------------   -------------
U.S. Government Money Market Fund
 Vista Shares                                 $2,054,400
 Premier Shares                               $  905,148
100% Treasury Securities Money Market Fund
 Vista Shares                                 $1,905,353
Treasury Plus Money Market Fund
 Vista Shares                                 $1,503,214
Prime Money Market Fund
 B Shares                                     $   80,931
Federal Money Market Fund
 Vista Shares                                 $  337,875
Tax Free Money Market Fund
 Vista Shares                                 $  586,572
New York Tax Free Money Market Fund
 Vista Shares                                 $  895,216
California Tax Free Money Market Fund         $   44,776
Tax Free Income Fund
 A Shares                                     $  171,088
Tax Free Income Fund
 B Shares                                     $  108,092
New York Tax Free Income Fund
 A Shares                                     $  234,149
New York Tax Free Income Fund
 B Shares                                     $   99,915
California Intermediate Fund                  $   66,110        ($ 39,544)

      With respect to the shares of the following Funds, the Distribution Fees were allocated as follows:


                                                 Printing,                         Advertising
                                                Postage and        Sales         & Administrative
Fund                                             Handling       Compensation         Filings
---------------------------------------------   -------------   --------------   -----------------
U.S. Government Money Market Fund
 Vista Shares                                     $439,642      $1,259,347           $355,411
 Premier Shares                                    193,702         554,856            156,591
100% Treasury Money Market Fund
 Vista Shares                                      407,746       1,167,981            329,626
Treasury Plus Money Market Fund
 Vista Shares                                      321,688         921,470            260,056
Federal Money Market Fund
 Vista Shares                                       72,305         207,117             58,452
Tax Free Money Market Fund
 Vista Shares                                      121,674         348,535             98,363
New York Tax Free Money Market Fund
 Vista Shares                                      191,576         548,767            154,872
California Tax Free Money Market Fund
 Vista Shares                                        9,582          27,448              7,746
Tax Free Income Fund
 A Shares                                           36,613         104,877             29,598
New York Tax Free Income Fund
 A Shares                                           50,108         143,533             40,508
California Intermediate Tax Free Income Fund
 A Shares                                            5,685          16,285              4,596



     With respect to the Class B shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as finance agent.


                 Distribution and Sub-Administration Agreement

     The Trust has entered into a Distribution and Sub-Administration Agreement dated August 24, 1995 (prior to such date, the Distributor served the Trust pursuant to a contract dated August 23, 1994 (April 15, 1994 with respect to the Treasury Plus Money Market Fund and Federal Money Market Fund)) (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

     The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. The Distributor may voluntarily agree to from time to time waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended August 31, 1995, August 31, 1996 and August 31, 1997, the Distributor was paid or accrued the following sub-administration fees under the Distribution Agreement, and voluntarily waived the amounts in parentheses following such fees:


                                   Fiscal Year-     Fiscal Year-     Fiscal Year-
                                      Ended            Ended            Ended
                                     8/31/95          8/31/96          8/31/97
                                   --------------   --------------   -------------
Federal Money Market Fund
 Paid or Accrued                      $194,538         $295,156        $391,147
 Waived                                  9,048               --              --
Treasury Plus Money Market Fund
 Paid or Accrued                        11,331          332,778         991,858
 Waived                                 11,331           16,881              --
Prime Money Market Fund
 Paid or Accrued                       176,342          550,477         797,701
 Waived                                     --               --              --
California Intermediate
Tax Fee Income Fund
 Paid or Accrued                        17,001           15,459          13,222
 Waived                                     --               --              --
California Tax Free
Money Market Fund
 Paid or Accrued                        27,935           24,272          22,388
 Waived                                     --               --              --

                                 Fiscal Year-    Fiscal Year-     Fiscal Year-
                                    Ended           Ended            Ended
                                   8/31/95         8/31/96          8/31/97
                                 -------------   --------------   --------------
U.S. Government
Money Market Fund
 Paid or Accrued                   $720,093      $1,479,655       $2,586,987
 Waived                                  --              --               --
100% Treasury Securities
Money Market Fund
 Paid or Accrued                         --         265,361        1,005,316
 Waived                                  --              --               --
Cash Management Fund
 Paid or Accrued                         --         402,255        1,582,924
 Waived                                  --              --               --
Tax Free Money Market Fund
 Paid or Accrued                    220,141         301,492          449,488
 Waived                                  --              --               --
New York Tax Free Money
Market Fund
 Paid or Accrued                    190,823         282,364          447,608
 Waived                                  --              --               --
Tax Free Income Fund
 Paid or Accrued                     51,182          47,785           41,424
 Waived                                  --              --               --
New York Tax Free Income Fund
 Paid or Accrued                     55,582          54,770           53,491
 Waived                                  --              --               --


          Shareholder Servicing Agents, Transfer Agent and Custodian

     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law.

     Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for the following periods were as follows:


                                   9/1/94                 9/1/95                   9/1/96
                                   through                through                 through
                                   8/31/95                8/31/96                 8/31/97
                            --------------------- ----------------------- ------------------------
Fund                         payable    waived     payable      waived     payable       waived
--------------------------- ---------- ---------- ------------ ---------- ------------ -----------
U.S. Government
Money Market Fund
 Vista Shares                $816,674   $     --   $3,193,687   $791,007   $7,190,397   $       --
 Premier Shares               684,952         --    2,336,485    194,645    2,262,869           --
100% Treasury
Securities Money
Market Fund
 Vista Shares                      --         --    4,161,761    803,962    6,668,735   $2,256,995
 Premier Shares                    --         --          126         --        7,214        7,214
Cash Management
Fund
 Vista Shares                 348,428   $106,710    4,086,512    143,866    6,991,098      613,426
 Premier Shares               421,596         46      368,896     30,771      997,708       46,586
Treasury Plus
Money Market Fund
 Vista Shares                   n/a        n/a      1,747,171    711,428    5,261,249    1,664,171
 Premier Shares                 2,971      2,971      172,057     21,998      308,459           --
Federal Money Market Fund
 Vista Shares                 354,682    140,653      880,856    584,851    1,182,562      396,234
 Premier Shares               109,180     15,790      455,489     41,636      803,743       61,730
Prime Money Market Fund
 B Shares                      10,080      5,488       25,702     25,702       26,977       17,624
 Premier Shares                82,617     72,534      910,639    214,388    1,148,882      339,705
Tax Free Money
Market Fund
 Vista Shares                 367,259         --    1,029,700    264,273    1,989,537      768,241
 Premier Shares               344,945    131,039      465,133    139,053      323,826           --
N.Y. Tax Free
Money Market Fund             954,117         --    1,976,547    415,903    3,133,258    1,253,304
California Tax Free
Money Market Fund             139,675    139,675      169,905    152,096      156,716      102,864
Tax Free Income Fund
 A Shares                     223,990    179,192      201,911    173,806      171,088      163,770
 B Shares                      31,921         --       37,015         --       36,031           --
N.Y. Tax Free Income Fund
 A Shares                     256,481    205,185      241,773    208,893      234,149      226,909
 B Shares                      21,430         --       32,078         --       33,305           --
California Intermediate
Tax Free Fund                  85,003     85,003       77,293     77,293       66,110       66,110


     There is no Shareholder Servicing Agent, and thus no shareholder servicing fees, for the Institutional Shares of the Money Market Funds.

     The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

     Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245. For additional information, see the Prospectuses.

                            INDEPENDENT ACCOUNTANTS

     The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended August 31, 1997, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. Price Waterhouse LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                          CERTAIN REGULATORY MATTERS

     Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser, administrator or custodian to mutual funds or from purchasing mutual fund shares as agent for a customer. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in the Prospectus and this Statement of Additional Information without violating such laws. If future changes in these laws or interpretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

     Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                              GENERAL INFORMATION

             Description of Shares, Voting Rights and Liabilities

     Mutual Fund Trust is an open-end, management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994. Because certain of the Funds comprising the Trust are "non-diversified", more than 5% of any of the assets of any such Fund may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund. The fiscal year-end of the Funds in the Trust is August 31.

     The Trust currently consists of 12 series of shares of beneficial interest, par value $.001 per share. With respect to the Money Market Funds and certain of the Income Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

     Shareholders of the Vista Shares, Premier Shares and Institutional Shares of the Money Market Funds bear the fees and expenses described herein and in the Prospectuses. The fees paid by the Vista Shares to the Distributor and Shareholder Servicing Agent under the distribution plans and shareholder servicing arrangements for distribution expenses and shareholder services provided to investors by the Distributor and Shareholder Servicing Agents, absent waivers, generally are more than the respective fees paid under distribution plans and shareholder servicing arrangements adopted for the Premier Shares. The Institutional Shares pay no distribution or Shareholder Servicing fee. As a result, absent waivers, at any given time, the net yield on the Vista Shares will be lower than the yield on the Premier Shares and the yield on the Premier Shares will be lower than the yield on Institutional Shares. Standardized yield quotations will be computed separately for each class of shares of a Fund.

     The Vista Tax Free Income Fund and Vista New York Tax Free Income Fund offer both Class A and Class B shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

     The Vista Prime Money Market Fund offers both Class B and Class C shares. The classes of shares have different attributes relating to sales charges and expenses as described in the Prospectus. The relative impact of contingent deferred sales charges will depend upon the length of time a share is held.

     Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

     The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

     Certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for shares of the Money Market Funds or Class B shares of the Income Funds.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               Principal Holders


     As of November 28, 1997, the following persons owned of record, directly or indirectly, 5% or more of the outstanding shares of the following classes of the following Funds:



CA Tax Free Money Market

Union Bank of Switzerland NY ..................      27.21%
Attn: Andrew Fox VP
1345 Avenue of the Americas
New York, NY 10105-0302

Cudd and Company ..............................      26.17%
Omnibus Account #1
PTIS Div. Attn: Andrew C. Olson
1211 Avenue of the Americas
35th floor
New York, NY 10036-8701

Client Services  ..............................      19.59%
Attn: Sevan Marinos
1211 Avenue of the Americas
33rd floor
New York, NY 10036-8701

Saul A. Fox   .................................       8.51%
950 Tower Lane
Suite 1950
Foster City, CA  94404-2131

National Financial Services Corporation  ......       8.05%
for the Excel Ben of our Cust
Church Street Station
PO Box 3752
New York, NY 10008-3752

Cash Management Money Market--Institutional

The Chase Manhattan Bank  .....................      72.71%
Global Services Omnibus
Attn: Alex Kwong
3 Chase Metro Center
7th Floor
Brooklyn, NY 11245-0001

Cash Management Money Market--Premier Shares

The Chase Manhattan Bank  .....................      24.85%
Global Services Omnibus
Attn: Alex Kwong
3 Chase Metro Center
7th Floor
Brooklyn, NY 11245-0001

National Financial Services Corporation  ......      23.60%
for the Excel Ben of our Cust
Church Street Station
PO Box 3752
New York, NY 10008-3752

Cudd and Company ..............................      11.47%
Omnibus Account #1
PTIS Div.
1211 Avenue of the Americas
35th floor
New York, NY 10036-8701

Cash Management Money Market--Vista Shares

Client Services  ..............................      11.94%
Attn: Sevan Marinos
1211 Avenue of the Americas
33rd floor
New York, NY 10036-8701

National Financial Services Corporation  ......       6.43%
for the Excel Ben of our Cust
Church Street Station
PO Box 3752
New York, NY 10008-3752

Federal Money Market Institutional

Cudd and Company ..............................      51.16%
Omnibus Account #1
PTIS Div.
1211 Avenue of the Americas
35th floor
New York, NY 10036-8701

The Chase Manhattan Bank  .....................      19.56%
Attn: Deborah Derenzo
4 New York Plaza
9th Floor
New York, NY 10004-2413

Health Management Systems Inc.  ...............      10.60%
Attn: Barbara Mounadi
401 Park Avenue
4th Floor
New York, NY 10016-8808

Federal Money Market--Premier Shares

National Financial Services Corporation  ......      72.71%
for the Excel Ben of our Cust
Church Street Station
PO Box 3752
New York, NY 10008-3752

Cudd and Company ..............................       6.27%
Omnibus Account #1
PTIS Div.
1211 Avenue of the Americas
35th floor
New York, NY 10036-8701

Federal Money Market--Vista Shares

Client Services  ..............................      27.14%
Attn: Sevan Marinos
1211 Avenue of the Americas
33rd floor
New York, NY 10036-8701

National Financial Services Corporation  ......       5.29%
for the Excel Ben of our Cust
Attn: Mike McLaughlin
Church Street Station
PO Box 3908
New York, NY 10008-3752

New York Tax Free Income A

Cudd and Company ..............................      16.61%
Custody Division
1211 Avenue of the Americas
35th floor
New York, NY 10036

New York Tax Free Money Market

Client Services  ..............................      20.08%
Attn: Sevan Marinos
1211 Avenue of the Americas
33rd floor
New York, NY 10036-8701

Cudd and Company ..............................      19.83%
C/O Chase Manhattan Bank
PTIS Div.
1211 Avenue of the Americas
35th floor
New York, NY 10036

National Financial Services Corporation  ......      17.17%
for the Excel Ben of our Cust
Church Street Station
PO Box 3752
New York, NY 10008-3752
Prime Money Market B Shares

John P. Teets &  ..............................       6.80%
Robert E. Rymer JT Ten
Holly Hill Farm
320 Country Road 730
Riceville, TN 37370-5726

Prime Money Market--Institutional Shares

The Chase Manhattan Bank  .....................      21.66%
Attn: Deborah Derenzo
4 New York Plaza
9th Floor
New York, NY 10004-2413

The Chase Manhattan Bank  .....................      10.33%
Global Services Omnibus
Attn: Alex Kwong
3 Chase Metro Center
7th Floor
Brooklyn, NY 11245-0001

Capita Equipment Receivables Trust ............       8.49%
1996-1 Cash Collateral Account
Chase Manhattan Global Trust
450 West 33rd Street
15th Floor
New York, NY 10001-2603

Merrill Lynch Life Insurance Co ...............       7.95%
Attn: Treasury
Merrill Lynch Insurance Group Services
48D4 Deer Lake Drive East
4th Floor
Jacksonville, FL 32246-6484

Prime Money Market Premier Shares

Chase Manhattan Bank NA .....................      57.42%
Attn: Deborah Derenzo
4 New York Plaza
9th Floor
New York, NY 10004-2413

Chase Sallie Mae Education Loan Trust  ......      10.56%
Attn: Richard Lorenzen
450 West 33rd Street
15th Floor
New York, NY 10001-2603

ABFS 1997-2 .................................       8.89%
Chase Manhattan Bank Global Trust
Attn: Conor Waters
450 West 33rd Street
15th Floor
New York, NY 10001-2603

Tax Free Money Market Institutional Shares

Cudd and Company  ...........................      30.00%
Omnibus Account #1
PTIS Div.
1211 Avenue of the Americas
35th floor
New York, NY 10036-8701

The Chase Manhattan Bank   ..................      15.29%
Global Services Omnibus
Attn: Alex Kwong
3 Chase Metro Center
7th Floor
Brooklyn, NY 11245-0001

Union Bank of Switzerland  ..................       8.13%
Branch as Custodian
Attn: Andrew Fox
1345 Avenue of the Americas
New York, NY 10105-0302

CST FBO Benjamin L. &   .....................       6.55%
Mary F. Doskocil
5306 Mansfield Road
Arlington, TX 76017-2754

Reese Design LTD  ...........................       5.63%
Attn: Michael Krainz
8226 Bee Caves Road
Austin, TX 78746-4909

Tax Free Money Market--Premier Shares

Cudd and Company ..............................      36.07%
Omnibus Account #1
PTIS Div.
1211 Avenue of the Americas
35th floor
New York, NY 10036-8701

National Financial Services Corporation  ......      18.41%
for the Excel Ben of our Cust
Church Street Station
PO Box 3752
New York, NY 10008-3752

Joel E. Smilow   ..............................       5.39%
Joan L. Smilow JTWROS
100 Beachside Avenue
Greens farm, CT 06436
Tax Free Money Market--Vista Shares

Client Services  ..............................      26.92%
Attn: Sevan Marinos
1211 Avenue of the Americas
33rd floor
New York, NY 10036-8701

Cudd and Company ..............................      20.96%
Omnibus Account #1
PTIS Div.
1211 Avenue of the Americas
35th floor
New York, NY 10036-8701

Obie & Co  ....................................      10.90%
C/O Texas Commerce Bank
Attn: Stif Unit 17 HCB 98
PO Box 2558
Houston, TX 77552-2558

Treasury Plus Money Market--Vista Shares

Prime Receivables Series 1992-1   .....................      22.19%
Principle Account
Chemical Account
Attn: Dennis Kildea
450 West 33rd Street
15th Floor
New York, NY 10001-2603

Obie & Co .............................................      18.00%
C/O Texas Commerce Bank
Attn: Stif Unit 17 HCB 98
PO Box 2558
Houston, TX 77552-2558

Client Services .......................................       6.22%
Attn: Sevan Marinos
1211 Avenue of the Americas
33rd floor
New York, NY 10036-8701

Treasury Plus Money Market--Premier Shares

The Chase Manhattan Bank ..............................      68.24%
Attn: Deborah Derenzo
4 New York Plaza
9th Floor
New York, NY 10004-2413

CCTC Holdings Inc. / Media One of Delaware Inc.  ......       8.20%
Attn: Steven Marrero
450 West 33rd Street
15th Floor
New York, NY 10001-2603

Treasury Plus Money Market--Institutional Shares

The Chase Manhattan Bank  ........................      23.57%
Attn: Deborah Derenzo
4 New York Plaza
9th Floor
New York, NY 10004-2413

The Chase Manhattan Bank  ........................      13.90%
Global Services Omnibus AC
Attn: Alex Kwong
3 Chase Metro Center
7th Floor
Brooklyn, NY 11245-0001

The Chase Manhattan Bank  ........................      12.76%
Global Services Omnibus
Attn: Alex Kwong
3 Chase Metro Center
7th Floor
Brooklyn, NY 11245-0001

Kinetic Concepts Inc   ...........................      12.03%
Attn: Cash Manager
PO Box 659508
San Antonio, TX 78265-9508

AT & T Capital Corporation   .....................       7.42%
Attn: Kathleen Beck ATT Capital Corp
44 Whippany Road
2nd Floor
Morristown, NJ 07960-4558

Obie & Co  .......................................       5.15%
C/O Texas Commerce Bank
Attn: Stif Unit 17 HCB 98
PO Box 2558
Houston, TX 77552-2558

US Government Money Market--Vista Shares

Obie & Co  ....................................      18.77%
C/O Texas Commerce Bank
Attn: Stif Unit 17 HCB 98
PO Box 2558
Houston, TX 77552-2558

Cudd and Company ..............................      11.88%
Omnibus Account #1
PTIS Div.
1211 Avenue of the Americas
35th floor
New York, NY 10036-8701

Client Services  ..............................      10.37%
Attn: Sevan Marinos
1211 Avenue of the Americas
33rd floor
New York, NY 10036-8701

Obie & Co  ....................................       5.76%
C/O Texas Commerce Bank
Attn: Stif Unit 17 HCB 98
PO Box 2558
Houston, TX 77552-2558

US Government Money Market--Premier Shares

The Chase Manhattan Bank  .....................      30.26%
Attn: Deborah Derenzo
4 New York Plaza
9th Floor
New York, NY 10004-2413

The Chase Manhattan Bank  .....................      16.80%
Global Services Omnibus
Attn: Alex Kwong
3 Chase Metro Center
7th Floor
Brooklyn, NY 11245-0001

Penlin & Co   .................................      14.59%
The Chase Manhattan Bank
Attn: P. Whalen
PO Box 1412
Rochester, NY 14603-1412

National Financial Services Corporation  ......       8.90%
for the Excel Ben of our Cust
Church Street Station
PO Box 3752
New York, NY 10008-3752

US Government Money Market--Institutional Shares

The Chase Manhattan Bank  ........................      21.35%
Attn: Deborah Derenzo
4 New York Plaza
9th Floor
New York, NY 10004-2413

The Chase Manhattan Bank  ........................      13.33%
Global Sec Services Omnibus AC
Attn: Alex Kwong
3 Chase MetroTech Center
7th Floor
Brooklyn, NY 11245-0001

Delaware Economic Development Authority  .........      11.39%
State Street Bank of Conn as debtor
Chase Manhattan Bank Global Trust
Attn: R.J. Halleran
450 West 33rd Street
15th Floor
New York, NY 10001-2603

The Chase Manhattan Bank  ........................       9.17%
Global Sec Services Omnibus
Attn: Alex Kwong
3 Chase MetroTech Center
7th Floor
Brooklyn, NY 11245-0001

Obie & Co  .......................................       6.77%
C/O Texas Commerce Bank
Attn: Stif Unit 17 HCB 98
PO Box 2558
Houston, TX 77552- 2558

Cudd and Company .................................       5.51%
Omnibus Account #1
PTIS Div.
1211 Avenue of the Americas
35th floor
New York, NY 10036-8701

100% US Securities Money Market Fund--Vista

Client Services  .................................      13.37%
Attn: Sevan Marinos
1211 Avenue of the Americas
33rd floor
New York, NY 10036-8701

100% US Securities Money Market Fund--Premier

The Chase Manhattan Bank   ........................      60.29%
Global Sec Services Omnibus
Attn: Alex Kwong
3 Chase MetroTech Center
7th Floor
Brooklyn, NY 11245-0001

The Breast Cancer Research Foundation  ............      19.77%
Attn: J. Krupskas
767 5th Ave
40th Floor
New York, NY 10153-0001

Alexander Katz ....................................      11.11%
499 N. Broadway
White Plains, NY 10603-3242

100% US Securities Money Market Fund--Institutional

Cudd and Company  .................................      28.02%
Omnibus Account #1
PTIS Div.
1211 Avenue of the Americas
35th floor
New York, NY 10036-8701

The Chase Manhattan Bank   ........................      18.48%
Global Sec Services Omnibus
Attn: Alex Kwong
3 Chase MetroTech Center
7th Floor
Brooklyn, NY 11245-0001

Obie & Co   .......................................      13.37%
C/O Texas Commerce Bank
Attn: Stif Unit 17 HCB 98
PO Box 2558
Houston, TX 77552-2558

Client Services   .................................       9.58%
Attn: Sevan Marinos
1211 Avenue of the Americas
33rd floor
New York, NY 10036-8701

Spanish Broadcasting Inc.  ........................       8.25%
Attn: Jose Garcia
26 West 56th Street
New York, NY 10019-8099

Louisiana Pacific  .........   5.94%
Attn: Aura Caldas
450 W 33rd Street
15th Floor
New York, NY 10001-2603

AT&T Capital Corp  .........   5.71%
AT&T Capital Markets
295 N Maple Avenue
Room 713421
Basking Ridge, NJ 07920-1025


                             Financial Statements


     The 1997 Annual Report to Shareholders of each Fund including the reports of independent accountants, financial highlights and financial statements for the fiscal year ended August 31, 1997 contained therein, are incorporated herein by reference.

              Specimen Computations of Offering Prices Per Share


New York Tax Free Income Fund (specimen computations)
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 August 31, 1997  ......................................................    $11.80
Maximum Offering Price per Share ($11.80 divided by .955) (reduced on
 purchases of $100,000 or more)  .......................................    $12.36
New York Tax Free Income Fund B Shares (specimen computations)
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 August 31, 1997  ......................................................    $11.76
Tax Free Income Fund (specimen computations)
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 August 31, 1997  ......................................................    $12.32
Maximum Offering Price per Share ($12.32 divided by .955) (reduced on
 purchases of $100,000 or more)  .......................................    $12.90
Tax Free Income Fund B Shares (specimen computations)
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 August 31, 1997  ......................................................    $12.25
California Intermediate Tax Free Income Fund (specimen computations)
Net Asset Value and Redemption Price per Share of Beneficial Interest at
 August 31, 1997  ......................................................    $10.07
Maximum Offering Price per Share ($10.07 divided by .955) (reduced on
 purchases of $100,000 or more)  .......................................    $10.54


     The Shares of the Money Market Funds are offered for sale at Net Asset
Value.

                                  APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

     Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

     Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

     FNMA Bonds--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

     FHA Debentures--are debentures issued by the Federal Housing
Administration of the U.S. Government and are guaranteed by the U.S.
Government.

     FHA Insured Notes--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. Government.

     GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

     FHLMC Certificates and FNMA Certificates--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

     GSA Participation Certificates--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

     New Communities Debentures--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

     Public Housing Bonds--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

     Penn Central Transportation Certificates--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

     SBA Debentures--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

     Washington Metropolitan Area Transit Authority Bonds--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

     FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

     Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

     Student Loan Marketing Association ("Sallie Mae") Notes and Bonds--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

     D.C. Armory Board Bonds--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

     Export-Import Bank Certificates--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

     In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

     Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                  APPENDIX B

                            DESCRIPTION OF RATINGS*

     The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

          Description of Moody's four highest municipal bond ratings


     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


   Description of Moody's three highest ratings of state and municipal notes

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:


     MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

     MIG-3/VMIG-3--Notes bearing this designation are of favorable quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     Description of Standard & Poor's four highest municipal bond ratings

     AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus ( ): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

           Description of Standard & Poor's ratings of municipal notes and tax-exempt demand bonds

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     --Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     --Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2--Satisfactory capacity to pay principal and interest.

     SP-3--Speculative capacity to pay principal and interest.

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/B-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

     Description of Standard & Poor's two highest commercial paper ratings

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     B-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

          Description of Moody's two highest commercial paper ratings

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 Description of Fitch's ratings of municipal notes and tax-exempt demand bonds
                            Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

     AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated

AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

     A--Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstance than bonds with higher ratings.

     BBB--Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus and minus signs are used by Fitch to indicate the relative position of credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                              Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.


     F-3--Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

                                  APPENDIX C

                 SPECIAL INVESTMENT CONSIDERATIONS RELATING TO
                        NEW YORK MUNICIPAL OBLIGATIONS

     Some of the significant financial considerations relating to the investments of the New York Intermediate Tax Free Income Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

                                New York State

     New York State Financing Activities. There are a number of methods by which New York State (the "State") may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the "Legislature") and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.

     The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The State-guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

     In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State- guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

     Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual- obligation financing, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the New York Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.

     The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

     The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees although there can be no assurance that such a default or call will not occur in the future.

     The State also employs moral obligation financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority although there can be no assurance that such a default will not occur in the future.

     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $311 million in COPs during the State's 1997-98 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1997-98 fiscal year may change if circumstances require.

     Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $1.9 billion, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. Included therein are borrowings by (i) DASNY for the State University of New York ("SUNY"), The City University of New York ("CUNY"), health facilities, and mental health facilities; (ii) the Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC

(doing business as the Empire State Development Corporation) for prison and youth facilities; (iv) the Housing Finance Agency ("HFA") for housing programs; and (v) borrowings by the Environmental Facilities Corporation ("EFC") and other authorities. In addition, in the 1997 legislative session, the Legislature also approved two new authorizations for lease-purchase and contractual obligation financings. An aggregate $425 million was authorized for four public authorities (Thruway Authority, DASNY, UDC and HFA) for the Community Enhancement Facility Program for economic development purposes, including sports facilities, cultural institutions, transportation, infrastructure and other community facility projects. DASNY was also authorized to issue up to $40 million to finance the expansion and improvement of facilities at the Albany County airport.

     In addition to the arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ("MAC") was created to provide financing assistance to New York City (the "City"). To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC, however, do not include moral obligation provisions.

     The 1997-1998 State Financial Plan. The State's budget for the State's 1997-98 fiscal year, commencing on April 1, 1997 and ending on March 31, 1998, was enacted by the Legislature on August 4, 1997. The State Financial Plan for the 1997-98 fiscal year (the "State Financial Plan") was formulated on August 11, 1997 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year. The State Financial Plan is updated in October and January. The State Financial Plan currently is projected to be balanced on a cash basis; however there can be no assurance that the State Financial Plan will continue to be in balance. Total General Fund receipts and transfers from other funds are projected to be $35.09 billion, while total General Fund disbursements and transfers to other funds are projected to be $34.60 billion. After adjustments for comparability, the adopted 1997-98 budget projects a year-over-year increase in General Fund disbursements of 5.2 percent. As compared to the Governor's proposed budget as revised in February 1997, the State's adopted budget for 1997-98 increases General Fund spending by $1.70 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1997-98, increased resources produced in the 1996-1997 fiscal year that will be utilized in 1997- 1998, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources.

     The State Financial Plan includes actions that will have an effect on the budget outlook for State fiscal year 1997-98 and beyond. The State Division of the Budget ("DOB") estimates that the 1997-98 State Financial Plan contains actions that provide non-recurring resources or savings totaling approximately $270 million. These include the use of $200 million in federal reimbursement funds available from retroactive social service claims approved by the federal government in April 1997. The balance is composed of various other actions, primarily the transfer of unused special revenue fund balances to the General Fund.

     The State closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion for its 1995-96 through 1997-98 fiscal years, respectively. The 1998-99 gap was projected at $1.68 billion, in the outyear projections submitted to the legislature in February 1997. As a result of changes made in the enacted budget, that gap is now expected to be about the same or smaller than the amount previously projected, after application of the $530 million reserve for future needs. The expected gap is smaller than the three previous budget gaps closed by the State.

     The outyear projection will be impacted by a variety of factors. Certain actions taken in the State's 1997-98 fiscal year, such as medicaid and welfare reforms, are expected to provide recurring savings in future fiscal years. Continued controls on State agency spending will also provide recurring savings. The availability of $530 million in reserves created as a part of the 1997-98 adopted budget and included in the State Financial Plan is expected to benefit the 1998-99 fiscal year. Sustained growth in the State's economy and continued declines in welfare case load and health care costs would also produce additional savings in the State Financial Plan. Finally, various federal actions, including the potential benefit effect on State tax receipts from changes to the federal tax treatment of capital gains, would potentially provide significant benefits to the State over the next several years.

     In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     Uncertainties with regard to the economy, as well as the outcome of certain litigation now pending against the State, could produce adverse effects on the State's projections of receipts and disbursements. For example, changes to current levels of interest rates or deteriorating world economic conditions could have an adverse effect on the State economy and produce results in the current fiscal year that are worse than predicted. Similarly, adverse judgments in legal proceedings against the State could exceed amounts reserved in the 1996-97 Financial Plan for payment of such judgments and produce additional unbudgeted costs to the State.

     In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

     The following discussion summarizes the State Financial Plan and recent fiscal years with particular emphasis on the State's General Fund. Pursuant to statute, the State updates the financial plan at least on a quarterly basis. Due to changing economic conditions and information, public statements or reports may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.

     The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1997-98 fiscal year, the General Fund is expected by the State to account for approximately 48 percent of total governmental-funds disbursements and 71 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

     The General Fund is currently projected to be balanced on a cash basis for the 1997-98 fiscal year; however there can be no assurance that the General Fund will remain balanced for the entire fiscal year. Total receipts are projected to be $35.09 billion, an increase of $2 billion over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $34.60 billion, an increase of $2.05 billion over the total amount disbursed and transferred in the prior fiscal year.


     In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds.

     Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise more than 42 percent of total governmental funds receipts and disbursements in the 1997-98 fiscal year, about three-quarters of that activity relates to Federally-funded programs.

     Projected receipts in this fund type total $28.22 billion, an increase of $2.51 billion over the prior year. Projected disbursements in this fund type total $28.45 billion, an increase of $2.43 billion over 1996-97 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $21.19 billion in the 1997-98 fiscal year. Remaining projected spending of $7.26 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority (the "MTA") funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

     Capital Projects Funds account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1997-98 fiscal year, activity in these funds is expected to comprise 5 percent of total governmental receipts and disbursements.

     Total receipts in this fund type are projected at $3.30 billion. Bond and note proceeds are expected to provide $605 million in other financing sources. Disbursements from this fund type are projected to be $3.70 billion, a decrease of $154 million (4.3 percent) over prior-year levels. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $982 million (27 percent) of the activity in this fund type. Total spending for capital projects will be financed through a combination of sources: federal grants (29 percent), public authority bond proceeds (31 percent), general obligation bond proceeds (15 percent), and pay-as-you-go revenues (25 percent).

     Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund is expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1997-98 fiscal year. Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

     The Debt Service Fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. In the 1997-98 fiscal year, total disbursements in this fund type are projected at $3.17 billion, an increase of $64 million or 25 percent, most of which is explained by increases in the General Fund transfer. The projected transfer from the General Fund of $2.07 billion is expected to finance 65 percent of these payments.

     Prior Fiscal years. A narrative description of cash-basis results in the General Fund is presented below for the prior three fiscal years.

     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. A national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last five fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below. There can be no assurance, however, that such trends will continued.

     Fiscal year 1996-97. The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 Financial Plan when enacted by the State Legislature.

     The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the CRF. This fund assists the State in financing any extraordinary litigation costs during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 1997.

     General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

     Fiscal Year 1995-96. The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The DOB reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

     The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

     General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of
2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies.

     Fiscal Year 1994-95. The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

     General Fund receipts totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent from the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

     Other Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the MTA.

     In the Special Revenue Funds, disbursements increased from $24.38 billion to $26.02 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

     Disbursements in the Capital Projects Funds declined from $3.62 billion to $3.54 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased. The increase in the negative fund balance in 1994-95 resulted from delays in reimbursements caused by delays in the timing of public authority bond sales.

     Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued implementation of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.

     State Financial Plan Considerations. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. For example, various proposals relating to federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

     The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

     Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

     The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

     In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     The State Financial Plan is based upon a July 1997 projection by DOB of national and State economic activity. The information below summarizes the national and State economic situation and outlook upon which projections of receipts and certain disbursements were made for the 1997-98 Financial Plan.

     On August 22, 1996 the President signed the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "1996 Welfare Act"). This new law made significant changes to welfare and other benefit programs. Major changes included conversion of AFDC into the TANF block grant to states, new work requirements and durational limits on recipients of TANF, and limits on assistance provided to immigrants. City expenditures as a result of welfare reform are estimated in the Financial Plan at $49 million in fiscal year 1998, $45 million in fiscal year 1999, $38 million in fiscal year 2000 and $44 million in fiscal year 2001. In addition, the City's naturalization initiative, CITIZENSHIP NYC, will assist immigrants made ineligible under Federal law to regain eligibility for benefits, by helping them through the application process for citizenship. The Financial Plan assumes that 75% of those immigrants who otherwise would have lost benefits will become citizens, resulting in projected savings to the City in public assistance expenditures of $6 million in fiscal year 1999, $24 million in fiscal year 2000 and $25 million in fiscal year 2001. Federal legislation enacted August 5, 1997, reinstated eligibility for even more immigrants currently on the rolls than projected. The outyear estimates made by OMB are preliminary and depend on a variety of factors, which are impossible to predict, including the implementation of workfare and child care programs modified by newly enacted State law, the impact of possible litigation challenging the law, and the impact of adverse economic developments on welfare and other benefit programs. In accordance with the Federal welfare reform law, the Governor submitted a State plan to the Federal government and such plan was deemed complete as of December 2, 1996. New York State's welfare reform, bringing the State into compliance with the 1996 Welfare Act and making changes to the Home Relief program, was signed into law on August 20, 1997. The Governor submitted an amended State plan to the Federal government, reflecting these changes, on September 20, 1997. Implementation of the changes at the State level will in part determine the possible costs or savings to the City. it is expected that OMB's preliminary estimates of potential costs will change, based on new policies to be developed by the State and City with respect to benefits no longer funded as Federal entitlements.

     The Governor is required to submit a balanced budget to the State Legislature and has indicated that he will close any potential imbalance in the State Financial Plan primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. It is expected by the State DOB that the State Financial Plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State workforce, and efficiency and productivity initiatives. The division of the Budget intends to update the State Financial Plan and provide an update to the Annual Information Statement upon release of the 1997-98 Executive Budget.

     U.S. Economy. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with approximately 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has bee hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

     DOB forecasts that national economic growth will be quite strong in the first half of calendar 1997, but will moderate considerably as the year progresses. The overall growth rate of the national economy for calendar year 1997 is expected to be practically identical to the consensus forecast of a widely followed survey of national economic forecasters. Growth in real Gross Domestic Product for 1997 is projected to be 3.6 percent, with an anticipated decline in net exports and continued restraint in Federal spending more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, is projected to remain subdued at about 2.6 percent due to improved productivity and foreign competition. Personal income and wages are projected to increase by 6.0 percent and 6.7 percent respectively.


     New York Economy. The forecast of the State's economy shows moderate expansion during the first half of calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries.

     The forecast for continued growth, and any resultant impact on the State's 1997-98 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumer spending. Investments could also remain robust. Conversely, hints of accelerating inflation or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly form actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The following paragraphs summarize the state of major sectors of the New York economy:

      Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

      Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

      Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

      Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

      Agriculture: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

      Government: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

     Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.

     In the calendar years 1987 through 1996, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the US Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988.

     State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

     Financial Plan Update. The State is required to issue Financial Plan updates to the cash-basis State Financial Plan in July, October, and January, respectively. These quarterly updates reflect analysis of actual receipts and disbursements for each respective period and revised estimates of receipts and disbursements for the then current fiscal year. The First Quarter Update was incorporated into the cash-basis State Financial Plan of August 15, 1997 (the "August Financial Plan").

     The State issued its first update to the cash-basis 1997-98 State Financial Plan (the "Mid-Year Update") on October 30, 1997. No revisions were made to the estimates of receipts and disbursements based on the current economic forecasts for both the nation and the State. The Mid-Year Update continues to reflect a balanced 1997-98 State Financial Plan, with a projected General Fund reserve for future needs of $530 million. This projected surplus is now considered to be at the low end of the range of possible outcomes for the 1997-98 fiscal year.

     The forecast of the State economy also remains unchanged from the one formulated with the August Financial Plan. Steady growth was projected to continue through the second half of 1997. Personal income was projected to increase by 6.1 percent in 1997 and 4.5 percent in 1998, reflecting projected wage growth fueled in part by financial sector bonus payments. The forecast projected employment increases of 1.4 percent in 1997 and 1.0 percent in 1998.

     The projected 1997-98 closing fund balance in the General Fund of $927 million reflects a reserve for future needs of $530 million, a balance of $332 million in the Tax Stabilization Reserve Fund (following a payment of $15 million during the current fiscal year) and a balance of $65 million in the Contingency Reserve Fund (following a deposit of $24 million during the current fiscal year). These two reserves remain available to help offset potential risks to the Financial Plan. Based upon experience to date, it is likely that the closing fund balance will be larger, providing additional resources for the 1998-99 fiscal year.

     All governmental funds receipts and disbursements are also unchanged. The projected closing fund balance for all governmental funds remains $1.43 billion. The annual increase in spending for all governmental funds remains approximately 7 percent. Total projected receipts in all governmental funds (excluding transfers) are approximately $67.31 billion. All funds disbursements (excluding transfers) are $67.37 billion. Total net other financing sources across all governmental funds are projected at $505 million.

     On September 11, 1997, the State Comptroller released a report entitled "The 1997-98 Budget: Fiscal Review and Analysis" in which he identified several risks to the State Financial Plan and estimated that the

State faces a potential imbalance in receipts and disbursements of approximately $1.5 billion for the State's 1998-99 fiscal year and approximately $3.4 billion for the State's 1999-00 fiscal year. The 1998-99 fiscal year estimate by the State Comptroller is within the range discussed by the Division of the Budget in the section entitled "Outyear Projections of Receipts and Disbursements" in the Annual Information Statement of August 15, 1997. Any increase in the 1997-98 reserve for future needs would reduce this imbalance further and, based upon results to date, such an outcome is considered possible. In addition, the Comptroller identified risks in future years from an economic slowdown and from spending and revenue actions enacted as a part of the 1997-98 budget that will add pressure to future budget balance. The Governor is required to submit a balanced budget each year to the State Legislature.

     On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the federal Health Care Financing Administration (HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.

     The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The 1997-98 Financial Plan does not anticipate any provider tax disallowance.

     On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor has stated that this proposal does not appear to address all of the State's concerns, and negotiations are ongoing between the State and HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.

     On July 31, 1997, the New York State Tax Appeals Tribunal delivered a decision involving the computation of itemized deductions and personal income taxes of certain high income taxpayers. By law, the State cannot appeal the Tribunal's decision. The decision will lower income tax liability attributable to such taxpayers for the 1997 and earlier open tax years, as well as on a prospective basis.

     Ratings Agencies. On August 28, 1997, Standard & Poor's ("S&P") revised its ratings on the State's general obligation bonds to A from A-, and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P rated the State's general obligation bonds AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987. In March 1990, S&P lowered its rating of all of the State's general obligation bonds from AA- to A. On January 13, 1992, S&P lowered its rating on the State's general obligation bonds from A to A-, and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On April 26, 1993 S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook on the State's general obligation bonds to positive and, on August 5, 1996, confirmed its A- rating.

     On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1.

     Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1996 there were 17 public authorities that had outstanding debt of $100 million or more each, and the aggregate outstanding debt, including refunding bonds, of all state public authorities was $75.4 billion.

     There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities.

     In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance.

     Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.

     The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State HFA, the New York State Urban Development Corporation and certain other Authorities have in the past required and continue to require substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain other statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     Metropolitan Transportation Authority. The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1997-98 fiscal year, total State assistance to the MTA is projected to total approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.

     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board approved the 1995-99 Capital Program. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

     There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

     Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

     Municipal Indebtedness. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than the City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

     Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: (i) employee welfare benefit plans seeking a declaratory judgment nullifying on the ground of federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans; (ii) several challenges to provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology; (iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York; (iv) challenges to the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities; (v) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (vi) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) alleged responsibility of the State Department of Environmental Conservation for a plaintiff's inability to complete construction of a cogeneration facility in a timely fashion and the damages suffered thereby; (ix) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (x) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; (xi) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law SS 301; (xii) an action for reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and (11) of the Education Law; and (xiii) a challenge to the constitutionality of the Clean Water/ Clean Air Bond Act of 1996 and its implementing regulations.

     Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1997-98 State Financial Plan. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1997, the State reports its estimated liability for awards and anticipated unfavorable judgments at $364 million. There can be no assurance that an adverse decision in any of the above cited proceedings would not exceed the amount of the 1997-98 State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1997-98 State Financial Plan.

                                 New York City

     The fiscal health of the State may also be particularly affected by the fiscal health of the City, which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's financial plans are usually prepared quarterly, and the annual financial report for its most recent completed fiscal year is prepared at the end of October of each year.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period.

     Currently, the City and its "Covered Organizations" (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan (the "City Financial Plan"), which the City prepares annually and updates periodically and which includes the City's capital revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's financial plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and financial plan compliance by, the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

     The City Financial Plan currently projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP; however, there can be no assurance that revenues and expenditures will be balanced. The City Financial Plan includes increased tax revenue projections; reduced debt service costs; the assumed restoration of Federal funding for programs assisting certain legal aliens; additional expenditures for textbooks, computers, improved education programs and welfare reform, law enforcement, immigrant naturalization, initiatives proposed by the City Council and other initiatives; and a proposed discretionary transfer in the 1998 fiscal year of $300 million of debt service due in the 1999 fiscal year for budget stabilization purposes. In addition, the City Financial Plan reflects the discretionary transfer in the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years, and includes actions to eliminate a previously projected budget gap for the 1998 fiscal year. These gap closing actions include (i) additional agency actions totaling $621 million (ii) the proposed sale of various assets; (iii) additional State aid of $294 million, including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999; and (iv) entitlement savings of $128 million which would result from certain of the reductions in Medicaid spending proposed in the Governor's 1997-1998 Executive Budget and the State making available to the City $77 million of additional Federal block grant aid, as proposed in the Governor's 1997-1998 Executive Budget. The City Financial Plan also sets forth projections for the 1999 through 2001 fiscal years and projects gaps of $1.8 billion, $2.8 billion and $2.6 billion for the 1999 through 2001 fiscal years, respectively.

     The Financial Plan assumes approval by the State Legislature and the Governor of (i) a tax reduction program proposed by the City totaling $272 million, $435 million, $465 million and $481 million in the 1998 through 2001 fiscal years, respectively, which includes a proposed elimination of the 4% City sales tax on clothing items under $500 as of December 1, 1997, and (ii) a proposed State tax relief program, which would reduce the City property tax and personal income tax, and which the Financial Plan assumes will be offset by proposed increased State aid totaling $47 million, $254 million, $472 million and $722 million in the 1998 through 2001 fiscal years, respectively.

     The Financial Plan also assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999 and the extension of which is projected to provide revenue of $166 million and $494 million in the 2000 and 2001 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and the extension of which is projected to provide revenue of $188 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively; and (ii) collection of the projected rent payments for the City's airports, totaling $385 million, $175 million, and $170 million in the 1999, 2000 and 2001 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases through pending legal actions. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

     The City's financial plans have been the subject of extensive public comment and criticism. The City Comptroller has issued a report commenting on certain developments since the release of the Financial Plan. In his report the City Comptroller noted, among other things, that tax revenues for the first quarter of the 1998 fiscal year were above projections in the City Financial Plan. However, the report also noted that if the stock market decline which has occurred in recent days were to continued, tax revenue forecasts for subsequent fiscal years might have to be revised downward. The report concluded that the City faces, with respect to the

1998 fiscal year, a possible $112 million surplus or a possible net budget gap of up to $440 million, and, with respect to the 1999 and subsequent fiscal years, total net budget gaps between $1.9 billion and $2.8 billion, $2.6 billion and $4.0 billion, and $2.4 billion and $3.8 billion for the 1999 through 2001 fiscal years, which include the gaps set forth in the City Financial Plan.

     In connection with the Financial Plan, the City has outlined a gap-closing program for the 1999, 2000 and 2001 fiscal years to eliminate the remaining $1.8 billion, $2.8 billion and $2.6 billion projected gaps for such fiscal years. This program, which is not specified in detail, assumes for the 1999, 2000 and 2001 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by $580 million, $853 million and $762 million; savings from restructuring City government and privatization and procurement initiatives of $285 million, $550 million and $550 million; additional revenue initiatives and asset sales of $180 million, $135 million and $60 million; additional State aid of $350 million, $500 million and $500 million; additional entitlement cost containment initiatives of $300 million, $675 million and $675 million; and the availability of $100 million, $100 million and $100 million of the General Reserve. There can be no assurance that these gap-closing measures can be implemented as planned.

     The City's projected budget gaps for the 2000 and 2001 fiscal years do not reflect the savings expected to result from the prior years' programs to close the gaps set forth in the City Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 1999 budget are not taken into account in projecting the budget gaps for the 2000 and 2001 fiscal years.

     The City's projected budget gaps for the 2000 and 2001 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the City Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 1998 budget are not taken into account in projecting the budget gaps for the 2000 and 2001 fiscal years.

     Although the City has maintained balanced budgets in each of its last seventeen fiscal years, and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap- closing actions proposed in the City Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     Assumptions. The City Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The City Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1998 through 2001 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the City Financial Plan; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

     The projections and assumptions contained in the City Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized. The principal projections and assumptions described below are based on information available in June 1997.

     City Employees. Substantially all of the City's full-time employees are members of labor unions. The Financial Emergency Act requires that all collective bargaining agreements entered into by the City and the Covered Organizations be consistent with the City's current financial plan, except for certain awards arrived at through impasse procedures. During a Control Period, and subject to the foregoing exception, the Control Board would be required to disapprove collective bargaining agreements that are inconsistent with the City's current financial plan.

     Under applicable law, the City may not make unilateral changes in wages, hours or working conditions under any of the following circumstances: (i) during the period of negotiations between the City and a union representing municipal employees concerning a collective bargaining agreement; (ii) if an impasse panel is appointed, then during the period commencing on the date on which such panel is appointed and ending sixty days thereafter or thirty days after it submits its report, whichever is sooner, subject to extension under certain circumstances to permit completion of panel proceedings; or (iii) during the pendency of an appeal to the Board of Collective Bargaining. Although State law prohibits strikes by municipal employees, strikes and work stoppages by employees of the City and the Covered Organizations have occurred.

     The City Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will increase from an estimated level of 203,401 on June 30, 1997 to an estimated level of 203,465 by June 30, 2001, before implementation of the gap closing program outlined in the City Financial Plan.

     Contracts with all of the City's municipal unions expired in the 1995 and 1996 fiscal years. The City has reached settlements with unions representing approximately 86% of the City's workforce. The City Financial Plan reflects the costs of the settlements and assumes similar increases for all other City-funded employees.

     The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

     The projections for the 1998 through 2001 fiscal years reflect the costs of the settlements with the United Federation of Teachers ("UFT") and a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37"), which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. Subsequently, the City reached settlements, through agreements or statutory impasse procedures, with bargaining units which, together with the UFT and District Council 37, represent approximately 86% of the City's workforce. There can be no assurance that the City will reach an agreement with the unions that have not yet reached a settlement with the City on the terms contained in the City Financial Plan.

     Reports on the City Financial Plan. From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

     On September 18, 1997, the City Comptroller issued a report commenting on developments with respect to the 1998 fiscal year. The report noted that the City's adopted budget, which is reflected in the City Financial Plan, had assumed additional State resources of $612 million in the 1998 fiscal year, and that the approved State budget provided resources of only $216 million for gap-closing purposes. The report further noted that, while the City will receive $322 million more in education aid in the 1998 fiscal year than assumed in the City's adopted budget, it is unlikely that the funding will be entirely available for gap-closing purposes. In addition, the report noted that the City's financial statements currently contain approximately $643 million in uncollected State education aid receivables from prior years as a result of the failure of the State to appropriate funds to pay these claims, and that the staff of BOE has indicated that an additional $302 million in prior year claims is available for accrual. The report stated that the City Comptroller maintains the position that no further accrual of prior year aid will take place, including $75 million in aid assumed in the City's adopted budget for the 1998 fiscal year, unless the State makes significant progress to retire the outstanding prior year receivables. On October 28, 1997, the City Comptroller issued a subsequent report commenting on recent developments. With respect to the 1997 fiscal year, the report noted that the City ended the 1997 fiscal year with an operating surplus of $1.367 billion, before certain expenditures and discretionary transfers, of which $1.362 billion was used for expenditures due in the 1998 fiscal year. With respect to tax revenues for the 1998 fiscal year, the report noted that total tax revenues in the first quarter of the 1998 fiscal year were $244.3 million above projections in the City Financial Plan, excluding audit collections which were $31.2 million less than projected. The report stated that the increased tax revenues included $110.3 million of greater than projected general property tax receipts, which resulted, in part, from a prepayment discount program, and increased revenues from the personal income, banking corporation, general corporation and unincorporated business taxes. The report noted that Wall Street profits exceeded expectations in the first half of the 1997 calendar year. However, the report noted that the stock market in the last two weeks of October has declined as a result of currency turmoil in Southeast Asia. The report noted that, while tax revenues in the 1998 fiscal year should not be significantly affected by the recent stock market decline, since there is a lag between activity on Wall Street and City tax revenues, if the current stock market decline persists, tax revenue forecasts for subsequent years will have to be revised downward. The report noted that the City was not affected by the October 1987 stock market crash until the 1990 fiscal year, when revenues from the City's business and real estate taxes fell by 20% over the 1989 fiscal year. The report also noted that expenditures for short-term and long-term debt issued during the first half of the 1998 fiscal year are estimated to be between approximately $53.9 million and $58.8 million below levels anticipated in the City's adopted budget for the 1998 fiscal year, approximately $20 million below anticipated levels in the 1999 fiscal year and approximately $30 million below anticipated levels in each of fiscal years 2000 and 2001 due to less borrowing and lower interest rates than assumed.

     On July 16, 1997, the City Comptroller issued a report on the City Financial Plan. With respect to the 1998 fiscal year, the report identified a possible $112 million surplus or a possible total net budget gap of up to $440 million, depending primarily on whether the tax reduction program proposed in the City Financial Plan is implemented and the 14% personal income tax surcharge is extended beyond December 31, 1997. The risks identified in the report for the 1998 fiscal year include (i) $178 million related to BOE, resulting primarily from unidentified expenditure reductions and prior year State aid receivables; (ii) State aid totaling $115 million which is assumed in the City Financial Plan but not provided for in the Governor's Executive Budget; (iii)

State approval of the extension of the 14% personal income tax surcharge beyond December 31, 1997, which would generate $169 million in the 1998 fiscal year;
(iv) City proposals for State aid totaling $271 million, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; and (v) the assumed sale of the Coliseum for $200 million, which may be delayed. The report noted that these risks could be partially offset by between $597 million and $765 million in potentially available resources, including $200 million of higher projected tax revenues, $150 million of possible additional State education aid and the possibility that the proposed sales tax reduction will not be enacted, which would result in $157 million of additional tax revenues in the 1998 fiscal year. With respect to the 1998 fiscal year, the report stated that the City has budgeted $200 million in the General Reserve and included in the City Financial Plan a $300 million surplus to be used in the 1999 fiscal year, making the potential $440 million budget gap manageable. However, the report also expressed concern as to the sustainability of profits in the securities industry.

     With respect to the 1999 and subsequent fiscal years, the report identified total net budget gaps of between $1.9 billion and $2.8 billion, $2.6 billion and $4.0 billion, and $2.4 billion and $3.8 billion for the 1999 through 2001 fiscal years, respectively, which include the gaps set forth in the City Financial Plan. The potential risks and potential available resources identified in the report for the 1999 through 2001 fiscal years include most of the risks and resources identified for the 1998 fiscal year, except that the additional risks for the 1999 through 2001 fiscal years include (i) assumed payments from the Port Authority relating to the City's claim for back rentals and an increase in future rentals, part of which are the subject of arbitration, totaling $350 million, $140 million and $135 million in the 1999-2001 fiscal years, respectively; and (ii) State approval of the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, which would generate $190 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively.

     On July 15, 1997, the staff of the Control Board issued a report commenting on the City Financial Plan. The report stated that, while the City should end the 1998 fiscal year with its budget in balance, the City Financial Plan still contains large gaps beginning in the 1999 fiscal year, reflecting revenues which are not projected to grow during the Financial Plan Period and expenditures which are projected to grow at about the rate of inflation. The report identified net risks totaling $485 million, $930 million, $1.2 billion and $1.4 billion for 1998 through 2001 fiscal years, respectively, in addition to the gaps projected in the City Financial Plan for fiscal years 1999 through 2001. The principal risks identified in the report included (i) potential tax revenues shortfalls totaling $150 million, $300 million and $400 million for the 1999 through 2001 fiscal years, respectively, based on historical average trends; (ii) BOE's structural gap, uncertain State funding of BOE and implementation by BOE of various unspecified actions, totaling $163 million, $209 million, $218 million and $218 million in the 1998 through 2001 fiscal years, respectively; (iii) the proposed sale of certain assets in the 1998 fiscal year totaling $248 million, which could be delayed; (iv) assumed additional State actions totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively; (v) revenues from the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, totaling $188 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively, which requires State legislation; and
(vi) the receipt of $350 million, $140 million and $135 million from the Port Authority in the 1999 through 2001 fiscal years, respectively, which is the subject of arbitration. Taking into account the risks identified in the report and the gaps projected in the City Financial Plan, the report projected a gap of $485 million for the 1998 fiscal year, which could be offset by available reserves, and gaps $2.7 billion, $4.1 billion and $4.0 billion for the 1999 through 2001 fiscal years, respectively. The report also noted that (i) if the securities industry or economy slows down to a greater extent than projected, the City could face sudden and unpredictable changes to its forecast; (ii) the City's entitlement reduction assumptions require a decline of historic proportions in the number of eligible welfare recipients; (iii) the City has not yet shown how the City's projected debt service, which would consume 20% of tax revenues by the 1999 fiscal year, can be accommodated on a recurring basis;
(iv) the City is deferring recommended capital maintenance; and (v) continuing growth in enrollment at BOE has helped create projected gaps of over $100 million annually at BOE. However, the report noted that if proposed tax reductions are not approved, additional revenue will be realized, ranging from $272 million in the 1998 fiscal year to $481 million in the 2001 fiscal year.

     On July 2, 1997, the staff of the OSDC issued a report on the City Financial Plan. The report projected a potential surplus for the 1998 fiscal year of $190 million, due primarily to the potential for greater than forecast tax revenues, and projected budget gaps for the 1999 through 2001 fiscal years which are slightly less than the gaps set forth in the City Financial Plan for such years. The report also identified risks of $518 million, $1.1 billion, $1.3 billion and $1.4 billion for the 1998 through 2001 fiscal years, respectively. The additional risks identified in the report relate to: (i) the receipt of Port Authority lease payments totaling $350 million, $140 million and $135 million in the 1999 through 2001 fiscal years, respectively; (ii) City proposals for State aid totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; (iii) the receipt of $200 million in the 1998 fiscal year in connection with the proposed sale of the New York Coliseum;
(iv) the receipt of $47 million in the 1998 fiscal year from the sale of certain other assets; (v) uncertain State education aid and expenditure reductions relating to BOE totaling $325 million in each of the 1999 through 2001 fiscal years; (vi) State approval of a three-year extension to the City's 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and which would generate revenues of $230 million, $525 million and $550 million in the 1999 through 2001 fiscal years, respectively; and (vii) the potential for additional funding needs for the City's labor reserve totaling $104 million, $225 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the City Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. The report also noted that the City Financial Plan assumes that the State will extend the 14% personal income tax that is scheduled to expire in December 1997, which would generate revenues of $200 million in the 1998 fiscal year and $500 million annually in subsequent fiscal years, and that the City Financial Plan makes no provision for wage increases after the expiration of current contracts in fiscal year 2000, which would add $430 million to the 2001 fiscal year budget gap if employees receive wage increases at the projected rate of inflation. The report noted that the City Financial Plan includes an annual General Reserve of $200 million and sets aside an additional $300 million in the 1998 fiscal year to reduce the budget gap for the 1999 fiscal year if such funds are not needed in the 1998 fiscal year. With respect to the gap-closing program for the 1999 through 2001 fiscal years, the report noted that the City has broadly outlined a program that relies heavily on unspecified agency actions, savings from reinvention and other unspecified initiatives and uncertain State aid and entitlement program reductions which depend on the cooperation of others.

     The report concluded that while 1997 was an unexpectedly good fiscal year for City revenues, the City projects that the rate of spending for the 1998 fiscal year will grow substantially faster than the rate of revenues, reflecting increasing costs for labor, debt service, Medicaid and education, and that the gaps for the subsequent fiscal years continue to present a daunting challenge. With respect to the economy, the report noted that the major risks to the City's economic and revenue forecasts continue to relate to the pace of both the national economy and activity on Wall Street, that the potential exists for a national recession over the next four years, and that Wall Street volatility can have a negative effect, as was apparent in 1994 when the Federal Reserve repeatedly raised interest rates and the profits of securities firms fell. Other concerns identified in the report include: (i) $76 million in retroactive claims for State education aid included in the City Financial Plan for the 1998 fiscal year which may not be realized; (ii) a potential risk of $698 million in State education aid owed to the City by the State for prior years, all or a portion of which the City could be forced to write-off if further delays occur in the State agreeing to fund these claims; and (iii) the potential adverse impact on HHC over the long-term of the planned expansion of managed care which emphasizes out-patient services with fixed monthly fees, uncertainty covering projected savings from a proposal that most Medicaid recipients be required to enroll in managed care, which is subject to approval by the Federal Government, and the possibility that the recent Federal budget agreement could substantially reduce aid to hospitals which serve a large number of medically indigent patients.

     On May 27, 1997, the IBO released a report analyzing the financial plan published on May 8, 1997 (the "May Financial Plan"). In its report, the IBO estimated gaps of $27 million, $91 million, $2.1 billion, $2.9 billion and $2.9 billion for the 1997 through 2001 fiscal years, respectively, which include the gaps set forth in the May Financial Plan for fiscal years 1999 through 2001. The gaps estimated in the IBO report reflect (i) uncertainty concerning the size and timing of projected airport rents of $270 million and $215 million in the 1998 and 1999 fiscal years, respectively, which are the subject of an ongoing dispute between the Port Authority and the City; and (ii) additional funding needs for the City's labor reserve totaling $104 million, $224 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the May Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. These reduced revenues and increased expenditures identified in the IBO report are substantially offset by tax revenue forecasts which exceed those in the May Financial Plan. However, the report noted that the May Financial Plan assumes continued strong revenue growth and that, in the event of an economic downturn, the City will be required to increase taxes in a slow economy or reduce spending when it is most needed. With respect to the tax reductions proposed in the May Financial Plan, the IBO stated that the principal question is whether the City will be able to afford the tax reductions. In addition, the report discussed various issues with implications for the City's 1998 budget. These issues include the reliance in the budget on a number of State legislative actions, including (i) $294 million from legislation the City has requested to increase State aid; (ii) $128 million in savings attributable to both a larger City share of Federal welfare grant funds and State reforms to Medicaid; and (iii) $115 million to restore expenditure reductions proposed in the Governor's Executive Budget. The report also noted that the City's claim for $900 million of State reimbursement of prior year education expenditures remains unresolved, that proposals affecting the MTA, including proposals to eliminate two-fare zones for bus and subway riders, will result in a significant reduction in revenues for the MTA, and that the implementation of changes in the City's computer system, resulting from the inability of the current computer system to recognize the year 2000, could cost the City up to $150 million to $200 million over the next three years. In a subsequent report released on June 16, 1997, the IBO noted that in the City Financial Plan the City had deferred to fiscal years 1999 through 2001 the assumed receipt of back airport rents, and that the tax revenue forecasts for the 1998 fiscal year in the City Financial Plan are closer than the forecasts in the May Financial Plan to the IBO's forecast of City tax revenues in its May report.

     On August 25, 1997, the IBO issued a report relating to recent developments regarding welfare reform. The report noted that Federal legislation adopted in August 1997, modified certain aspects of the 1996 Welfare Act, by reducing SSI eligibility restrictions for certain legal aliens residing in the country as of August 22, 1996, resulting in the continuation of Federal benefits, by providing funding to the states to move welfare recipients from public assistance and into jobs and by providing continued Medicaid Coverage for those children who lose SSI due to stricter eligibility criteria. In addition, the report noted that the State had enacted the Welfare Reform Act of 1997 which, among other things, requires the City to achieve work quotas and other work requirements and requires all able-bodied recipients to work after receiving assistance for two years. The report noted that this provision could require the City to spend substantial funds over the next several years for workfare and day care in addition to the funding reflected in the City Financial Plan. The report also noted that the State Welfare Reform Act of 1997 established a Food Assistance Program designed to replace Federal food stamp benefits for certain classes of legal aliens denied eligibility for such benefits by the 1996 Welfare Act. The report noted that if the City elects to participate in the Food Assistance Program, it will be responsible for 50% of the costs for the elderly and disabled. The IBO has stated that it will release an updated report to provide a detailed analysis of these developments and their likely impact on the City.

     On October 31, 1996, the IBO released a report assessing the costs that could be incurred by the City in response to the 1996 Welfare Act, which, among other things, replaces the AFDC entitlement program with TANF, imposes a five-year time limit on TANF assistance, requires 50% of states' TANF caseload to be employed by 2002, and restricts assistance to legal aliens. The report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report further noted that, if economic performance weakened, resulting in an increased number of public assistance cases, potential costs to the City could substantially increase. States are required to develop plans during 1997 to implement the new law. The report noted that decisions to be made by the State which will have a significant impact on the City budget include the allocation of block grant funds between the State and New York local governments such as the City and the division between the State and its local governments of welfare costs not funded by the Federal government.

     Finally, the report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation which only begins to be felt in 2002 when the first recipients reach the five-year limit and are assumed to be covered by Home Relief. In addition, the report noted that, given the constitutional requirement to care for the needy, the 1996 Welfare Act might well prompt a migration of benefit-seekers into the City, thereby increasing City welfare expenditures in the long run. The report concluded that the impact of the 1996 Welfare Act on the City will ultimately depend on the decisions of State and City officials, the performance of the local economy and the behavior of thousands of individuals in response to the new system.

     Seasonal Financing. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City has issued $1.075 billion of short-term obligations on October 15, 1997 and expects to issue additional short-term obligations to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1997 amounted to approximately $3.5 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.

     On October 9, 1995, Standard & Poor's issued a report which concluded that proposals to replace the graduated Federal income tax system with a "flat" tax could be detrimental to the creditworthiness of certain municipal bonds. The report noted that the elimination of Federal income tax deductions currently available, including residential mortgage interest, property taxes and state and local income taxes, could have a severe impact on funding methods under which municipalities operate. With respect to property taxes, the report noted that the total valuation of a municipality's tax base is affected by the affordability of real estate and that elimination of mortgage interest deduction would result in a significant reduction in affordability and, thus, in the demand for, and the valuation of, real estate. The report noted that rapid losses in property valuations would be felt by many municipalities, hurting their revenue raising abilities. In addition, the report noted that the loss of the current deduction for real property and state and local income taxes from Federal income tax liability would make rate increases more difficult and increase pressures to lower existing rates, and that the cost of borrowing for municipalities could increase if the tax-exempt status of municipal bond interest is worth less to investors. Finally, the report noted that tax anticipation notes issued in anticipation of property taxes could be hurt by the imposition of a flat tax, if uncertainty is introduced with regard to their repayment revenues, until property values fully reflect the loss of mortgage and property tax deductions.

     Ratings Agencies. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A-to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the City Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995, S&P revised its rating of City bonds downward to BBB+, as discussed above. On November 25, 1996, S&P issued a report which stated that, if the City reached its debt limit without the ability to issue bonds through other means, it would cause a deterioration in the City's infrastructure and significant cutbacks in the capital plan which would eventually impact the City's economy and revenues, and could have eventual negative credit implications.

     Moody's rating for City general obligation bonds is Baa1. On July 17, 1997, Moody's changed its outlook on City bonds to positive from stable. On March 1, 1996, Moody's stated that the rating for the City's Baa1 general obligation bonds remains under review for a possible downgrade pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1.

     Fitch Investors Service, Inc. ("Fitch") rates City general obligation bonds A- since July 15, 1993. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert although Fitch stated that the outlook remains negative. Since then Fitch has revised the outlook to stable. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

                                  APPENDIX D

                       SPECIAL INVESTMENT CONSIDERATIONS
                 RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS


                                   Overview


     The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the Vista California Tax Free Money Market Fund or the Vista California Intermediate Tax Free Income Fund, or result in the default of existing obligations, including obligations which may be held by the Vista California Tax Free Money Market Fund or the Vista California Intermediate Tax Free Income Fund. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

     During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1994. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

     Economic Factors. California's economy is the largest among the 50 states and one of the largest in the world. The State's population of more than 32 million represents over 12% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to 1.9% in 1996. During the early 1990's, net population growth in the State was due to births and foreign immigration.

     Total personal income in the State, at an estimated $810 billion in 1996, accounts for almost 13% of all personal income in the nation. Total employment is over 14 million, the majority of which is in the service, trade and manufacturing sectors.

     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady job growth has occurred since early 1994. Pre-recession job levels were reached in 1996. Unemployment, while remaining higher than the national average, has come down from its 10% recession peak to 6.5% in spring, 1997. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in export-related industries, services, electronics, entertainment and tourism. The residential housing sector grew much more slowly than in prior recoveries, but by late 1997 had reached prerecession levels of new housing starts. Recent developments in Asian economies may impact exports, but it is not yet clear whether how these developments will affect the State's economy overall. Any delay or reversal of the recovery may create new shortfalls in State revenues.

     Constitutional Limitations on Taxes, Other Charges and Appropriations

     Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

     Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

     Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

     Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

     "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $6.7 billion under the limit for fiscal year 1996-97.

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

                    Obligations of the State of California

     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of November 1, 1997, the State had outstanding approximately $18.2 billion of long-term general obligation bonds, plus $618 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.1 billion of lease-purchase debt supported by the State General Fund. The State also had about $8.7 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1996-97, debt service on general obligation bonds and lease purchase debt was approximately 5.0% of General Fund revenues.

     Recent Financial Results. The principal sources of General Fund revenues in 1995-1996 were the California personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.

     General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

     Starting in mid-1990, the State has faced adverse economic, fiscal, and budget conditions. The 1990-1994 economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

     Recent Budgets. As a result of the recession and these factors, among others, the State experienced substantial revenue shortfalls, and greater than anticipated social service costs, in the early 1990's. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor agreed on a number of different steps to respond to the adverse financial conditions and produce Budget Acts in the Years 1991-92 to 1994-95 (although not all of these actions were taken in each year):

    [bullet] significant cuts in health and welfare program expenditures;

    [bullet] transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

    [bullet] transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools;

    [bullet] reduction in growth of support for higher education programs, coupled with increases in student fees;

    [bullet] revenue increases (particularly in the 1992-93 Fiscal Year budget), most of which were for a short duration;

    [bullet] increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

    [bullet] various one-time adjustment and accounting changes (some of which have been challenged in court).

     The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results, with revenues equaling or exceeding expenditures starting in FY 1992-93. As a result, the accumulated budget deficit of about $2.8 billion was eliminated by June 30, 1997, when the State showed a positive balance of about $408 million, on a budgetary basis, in the SFEU.

     A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. For a two-month period in the summer of 1992, pending adoption of the annual Budget Act, the State was forced to issue registered warrants (IOUs) to some of its suppliers, employees and other creditors. The last of these deficit notes was repaid in April, 1996.

     The 1995-96 and 1996-97 Budget Acts reflected significantly improved financial conditions, as the State's economy recovered and tax revenues soared above projections. Over the two years, revenues averaged about $2 billion higher than initially estimated. Most of the additional revenues were allocated to school funding, as required by Proposition 98, and to make up shortfalls in federal aid for health and welfare costs and costs of illegal aliens. The budgets for both these years showed strong increases in funding for K-14 public education, including implementation of initiatives to reduce class sizes for lower elementary grades to not more than 20 pupils. Higher education funding also increased. Spending for health and welfare programs was kept in check, as previously-implemented cuts in benefit levels were retained.

     The final results for FY 1996-97 showed General Fund revenues of $49.2 billion and expenditures of $48.9 billion. The improved revenues allowed the repayment of the last of the recession-induced budget deficits; the SFEU had a balance of $408 million on a budgetary basis ($281 million on a cash basis) as of June 30, 1997, the first significant positive balance in the decade. In 1996-97, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes which matured on June 30, 1997, and did not require any external borrowing over the end of the fiscal year.

     Fiscal Year 1997-98 Budget. With continued strong economic recovery and surging tax receipts, the State entered the 1997-98 Fiscal Year in the strongest financial position in the decade. However, in May 1997, the California Supreme Court ruled that the State had acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.235 billion, which was made in late July, 1997, and substantially "used up" the expected additional revenues for the fiscal year.

     On August 18, 1997, the Governor signed the 1997-98 Budget Act. The Budget Act assumes General Fund revenues and transfers of $52.5 billion, and contains expenditures of $52.8 billion. As a result, the budget reserve (SFEU) is reduced to an estimated $112 million at June 30, 1998. The Budget Act also contains $14.4 billion of Special Fund expenditures. Following enactment of the Budget Act, the State plans to carry out its normal annual cash flow borrowing, totaling $3.0 billion to mature June 30, 1998.

     The 1997-98 Budget Act provides another year of rapidly increasing funding for K-14 public education. Total General Fund support will reach $5,150 per pupil, more than 20% higher than the recession-period levels which were in effect as late as FY 1993-94. The $1.75 billion in new funding will be spent on class size reduction and other initiatives, as well as fully funding growth and cost of living increases. Support for higher education units in the State also increased by about 6 percent. Because of the pension payment, most other State programs were funded at levels consistent with prior years, and several initiatives had to be dropped. These included additional assistance to local governments, state employee raises, and funding of a bond bank.

     Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," to become effective January 1, 1998, will emphasize programs to bring aid recipients into the workforce. As required by federal law, new time limits will be placed on receipt of welfare aid. Grant levels for 1997-98 remain at the reduced, prior years' levels.

     Although, as noted, the 1997-98 Budget Act projects a budget reserve in the SFEU of $112 million on June 30, 1998, the General Fund fund balance on that date also reflects $1.25 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1997-98 Budget Act contained a $200 million appropriation from the General Fund toward this settlement

     Department of Finance reports in December, 1997 indicated that General Fund revenues for the first five months of the fiscal year were about 2.2% below projections, with most of the shortfall attributable to a 20% shortfall in bank and corporation tax receipts. Receipts from personal income taxes (principally from withholding) and sales taxes, which together are the strongest indicators of the economy's condition, were essentially on target. A more detailed projection of FY 1997-98 and FY 1998-99 revenues and expenditures will be released by the Governor in early January as part of his 1998-99 Budget Proposal.

     Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

     Bond Rating. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. In 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which as of November 1997 were assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "AA-" from Fitch.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Legal Proceedings. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

                         Obligations of Other Issuers

     Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State rev enues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. While the Governor initially proposed to grant new aid to local governments from the State's improved fiscal condition in 1997-98, the decision to repay the State pension fund eliminated these moneys.

     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1996-96 and FY1996-97. Los Angeles County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

     Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time which challenges the constitutionality of such lease arrangements.

                             Other Considerations

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

                               MUTUAL FUND TRUST

                           PART C. OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits



          (a) Financial statements:

             In Part A: Financial Highlights


             In Part B: Financial Statements and the Reports thereon for the
                        Funds filed herein for the fiscal year ended August 31, 1997 are incorporated by reference into Part B as part of the 1997 Annual Reports to Shareholders for such Funds as filed with the Securities and Exchange Commission by the Registrant on Form N-30D on November 4, 1996, accession number 0000950123-97-009105.


              In Part C: None.

          (b) Exhibits:



Exhibit
Number
-------
1           Declaration of Trust. (1)
2           By-laws. (1)
3           None.
4           Specimen share certificate. (4)
5(a)        Form of Investment Advisory Agreement. (1) and (3)
5(b)        Form of Interim Investment Advisory Agreement.(6)
5(c)        Form of Proposed Investment Advisory Agreement.(6)
5(d)        Form of Proposed Investment Subadvisory Agreement between The Chase
            Manhattan Bank and Chase Asset Management, Inc.(6)
5(e)        Form of Proposed Investment Sub-Advisory Agreement between The
            Chase Manhattan Bank and Texas Commerce Bank, National
            Association. (7)
5(f)        Form of Administration Agreement. (1) and (3)
5(g)        Form of Administration Agreement.(6)
6(a)        Form of Distribution and Sub-Administration Agreement. (1)
6(b)        Distribution and Sub-Administration Agreement dated August 21,
            1995.(6)
7(a)        Retirement Plan for Eligible Trustees.(6)
7(b)        Deferred Compensation Plan for Eligible Trustees.(6)
8(a)        Form of Custodian Agreement. (1)
8(b)        None.
9(a)        Form of Transfer Agency Agreement. (1)
9(b)        Form of Shareholder Servicing Agreement. (1)
9(c)        Form of Shareholder Servicing Agreement. (6)
9(d)        Agreement and Plan of Reorganization and Liquidation.(6)
10(a)       Opinion of Reid & Priest re: Legality of Securities being
            Registered. (2)
11          Consent of Price Waterhouse LLP. (10)
12          None.
13          N/A.
14          None.
15(a)       Forms of Rule 12b-1 Distribution Plans including Selected Dealer
            Agreements and Shareholder Service Agreements. (1) and (3)
15(b)       Form of Proposed Rule 12b-1 Distribution Plan (including forms of
            Selected Dealer Agreement and Shareholder Servicing Agreement).(6)
16.         Schedule for Computation of Each Performance Quotation.(6)

17.         Financial Data Schedule. (8)

18.         Form of Rule 18f-3 Multi-Class Plan. (6)


99. Power of Attorney for: Fergus Reid, III, H. Richard Vartabedian, William J. Armstrong, John R. H. Blum, Stuart W. Cragin, Jr.,
            Joseph J. Harkins, Irving L. Thode, W. Perry Neff, Roland R. Eppley, Jr., W. D. MacCallan. (9)
-------------------
(1) Filed as an Exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on February 14, 1994.
(2) Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on April 18, 1994.
(3) Filed as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on August 29, 1994.
(4) Filed as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant (File No. 33-75250) as filed with the Securities and Exchange Commission on October 28, 1994.
(5) Filed as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant (File No. 33- 75250) as filed with the Securities and Exchange Commission on October 31, 1995.
(6) Filed as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on December 28, 1995.
(7) Filed as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on March 7, 1996.
(8) Filed as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on April 22, 1996.
(9) Filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant as filed with the Securities and Exchange Commission on September 6, 1996.

(10) Filed herewith.

ITEM 25.  Persons Controlled by or Under Common
          Control with Registrant
          Not applicable

ITEM 26.  Number of Holders of Securities

                                                                  Number of Record
                                                                   Holders as of
         Title of Series                                         November 30, 1997
         ---------------                                         ------------------
                                                                        None

                                    Vista         Premier  Institutional Class A    Class B
                                    Shares        Shares      Shares     Shares     Shares
                                    ------        ------   -----------   -------    -------
Vista(SM) Treasury Plus
   Money Market Fund                   N/A           46         30         N/A        N/A

Vista(SM) Federal Money
   Market Fund                       8,958          245         30         N/A        N/A

Vista(SM) U.S. Government
   Money Market Fund                 9,314          545        258         N/A        N/A

Vista(SM) Cash Management
   Fund                             13,613          382         89         N/A        N/A

Vista(SM) Prime Money
   Market Fund                         N/A          206        174         N/A        530

Vista(SM) Tax Free Money
   Market Fund                       2,018          167         46         N/A        N/A

Vista(SM) California Tax Free
   Money Market Fund                   337          N/A        N/A         N/A        N/A

Vista(SM) New York Tax Free
   Money Market Fund                 6,041          N/A        N/A         N/A        N/A

Vista(SM) 100% U.S. Treasury
   Securities Money Market Fund      8,052           20         25         N/A        N/A

                                    Vista         Premier  Institution  Class A    Class B
                                    Shares        Shares      Shares    Shares     Shares
                                    ------        ------   -----------  -------    -------

Vista(SM) Tax Free Income
   Fund                                N/A          N/A        N/A      2,345        505

Vista(SM) New York Tax Free
   Income Fund                         N/A          N/A        N/A      2,576        496

Vista(SM) California Intermediate
   Tax Free Income Fund                N/A          N/A        N/A        568        N/A

ITEM 27.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28(a)  Business and Other Connections of Investment Adviser

          The Chase Manhattan Bank (the "Adviser") is a commercial bank providing a wide range of banking and investment services.

          To the knowledge of the Registrant, none of the Directors or executive officers of the Adviser, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the Adviser also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.


                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     the Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------
Thomas G. Labreque       Chairman of the Board,        Chairman, Chief Executive Officer
                         Chief Executive Officer       and a Director of The Chase
                         and Director                  Manhattan Corporation and a
                                                       Director of AMAX, Inc.

Richard J. Boyle         Vice Chairman of the          Vice Chairman of the Board and a
                         Board and Director            Director of The Chase Manhattan
                                                       Corporation and Trustee of
                                                       Prudential Realty Trust

Robert R. Douglass       Vice Chairman of the          Vice Chairman of the Board and a
                         Board and Director            Director of The Chase Manhattan
                                                       Corporation and Trustee of HRE
                                                       Properties

Joan Ganz Cooney         Director                      Chairman of the Executive
                                                       Committee of the Board of
                                                       Trustees, formerly Chief Executive
                                                       Officer of Children's Television
                                                       Workshop and a Director of each
                                                       of Johnson & Johnson,
                                                       Metropolitan Life Insurance
                                                       Company and Xerox Corporation

Edward S. Finkelstein    Director                      Retired Chairman and Chief
                                                       Executive Officer and Director of
                                                       R.H. Macy & Co., Inc. and a
                                                       Director of Time Warner Inc.

                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     the Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------

H. Laurance Fuller       Director                      Chairman, President, Chief
                                                       Executive Officer and Director of
                                                       Amoco Corporation and Director of
                                                       Abbott Laboratories

Howard C. Kauffman       Director                      Retired President of Exxon
                                                       Corporation and a Director of each
                                                       of Pfizer Inc. and Ryder System,
                                                       Inc.

Paul W. MacAvoy          Director                      Dean of Yale School of
                                                       Organization and Management

David T. McLaughlin      Director                      President and Chief Executive
                                                       Officer of The Aspen Institute,
                                                       Chairman of Standard Fuse
                                                       Corporation and a Director of each
                                                       of ARCO Chemical Company and
                                                       Westinghouse Electric Corporation

Edmund T. Pratt, Jr.     Director                      Chairman Emeritus, formerly
                                                       Chairman and Chief Executive
                                                       Officer, of Pfizer Inc. and a
                                                       Director of each of Pfizer, Inc.,
                                                       Celgene Corp., General Motors
                                                       Corporation and International Paper
                                                       Company

Henry B. Schacht         Director                      Chairman and Chief Executive
                                                       Officer of Cummins Engine
                                                       Company, Inc. and a Director of
                                                       each of American Telephone and
                                                       Telegraph Company and CBS Inc.

A. Alfred Taubman        Director                      Chairman and Director, formerly
                                                       also Chief Executive Officer, of
                                                       The Taubman Company, Inc.,
                                                       majority shareholder and Chairman
                                                       of Sotheby's Holdings, Inc., owner
                                                       of Woodward & Lothrop, Inc. and
                                                       its subsidiary, John Wanamaker,
                                                       and Chairman of A&W
                                                       Restaurants, Inc. and a Director of
                                                       R.H. Macy & Co., Inc.

                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     the Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------

Donald H. Trautlein      Director                      President and Chief Executive
                                                       Officer of The Aspen Institute,
                                                       Chairman of Standard Fuse
                                                       Corporation and a Director of
                                                       each of ARCO Chemical
                                                       Company and Westinghouse
                                                       Electric Corporation

Kay R. Whitmore          Director                      Chairman of the Board,
                                                       President and Chief Executive
                                                       Officer and Director of Eastman
                                                       Kodak Company

Item 28(b)

Chase Asset Management ("CAM" is an Investment Advisor providing investment services to institutional clients.

         To the knowledge of the Registrant, none of the Directors or executive officers of the CAM, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the CAM also held or have held various positions with bank and non-bank affiliates of the Advisor, including its parent. The Chase Manhattan Corporation.


                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     the Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------
James Zeigon             Chairman and Director         Director of Chase
                                                       Asset Management
                                                       (London) Limited

Steven Prostano          Executive Vice President      Chief Operating Officer
                         and Chief Operating Officer   and Director of Chase
                                                       Asset Management
                                                       (London) Limited

Mark Richardson          President and Chief           Chief Investment Officer
                         Investment Officer            and Director of Chase
                                                       Asset Management
                                                       (London) Limited

Item 28(c)

Texas Commerce Bank National Association ("TCB") is an Investment Adviser and its business has been that of a national bank.

          To the knowledge of the Registrant, none of the Directors or executive officers of TCB, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors or executive officers of TCB also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation.


                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     Sub-Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------
John L. Adams            Director, Vice Chairman       None

Elaine B. Agather        Chairman and CEO, TCB-        None
                         Fort Worth, Vice Chairman,
                         TCB-Metroplex


                                      C-6


                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     Sub-Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------

David W. Biegler         Director                      Chairman, President and CEO,
                                                       ENSERCH Corporation, 300 South
                                                       St. Paul St., Dallas, TX 75201

Robert W. Bishop         Executive Vice President      None

Alan R. Buckwalter, III  Director, Vice Chairman       None

H. Worth Burke           Executive Vice President      None

Charles W. Duncan        Director                      Investments, 600 Travis,
                                                       Houston, TX 77002-3007

Dan S. Hallmark          Chairman and CEO              None
                         TCB-Beaumont

Dennis R. Hendrix        Director                      Chairman, PanEnergy Corp.,
                                                       P.O. Box 1642, Houston, TX
                                                       77251-1642

Harold S. Hook           Director                      Chairman and CEO, American
                                                       General Corporation, P.O. Box
                                                       3247, Houston TX 77253

                                      C-7


                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     Sub-Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------

Robert C. Hunter         Director, Vice Chairman       None

Ed Jones                 President and CEO, TCB-       None
                         Midland

R. Bruce LaBoon          Director                      Managing Partner, Liddell, Sapp,
                                                       Zivley, Hill & LaBoon, L.L.P.,
                                                       3400 Texas Commerce Tower,
                                                       Houston, TX 77002-3004

Shelaghmichael           Executive Vice President      None
C. Lents

S. Todd Maclin           President, TCB-Dallas,        None
                         Executive Vice President

Beverly H. McCaskill     Executive Vice President      None

Joe C. McKinney          Chairman and CEO TCB-San      None
                         Antonio

                                      C-8



                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     Sub-Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------

Scott J. McLean          Chairman and CEO TCB-El Paso  None

Randal B. McLelland      President and CEO, TCB-       None
                         Rio Grande Valley

David L. Mendez          Executive Vice President      None

W. Merriman Morton       Chairman and CEO TCB-Austin   None

Paul Poullard            Exective Vice President       None

Jeffrey B. Reitman       General Counsel               None

Edward N. Robinson       Executive Vice President      None

Ann V. Rogers            Executive Vice President      None

                                      C-9


                                                       Principal Occupation or Other
                         Position with                 Employment of a Substantial
Name                     Sub-Adviser                   Nature During Past Two Years
----                     -------------                 -----------------------------

Marc J. Shapiro          Director, Chairman,           None
                         President and CEO

Larry L. Shryock         Executive Vice President      None

Kenneth L. Tilton        Executive Vice President      None
                         and Controller

Harriet S. Wasserstrum   Executive Vice President      None

Gary K. Wright           Executive Vice President      None


ITEM 29.  Principal Underwriters

          (a) Vista Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. is the underwriter for the Registrant.

          (b) The following are the Directors and officers of Vista Fund Distributors, Inc. The principal business address of each of these persons, with the exception of Mr. Spicer, is 101 Park Avenue, New York, New York 10178. The principal business address of Mr. Spicer is One Bush Street, San Francisco, California 94104.

                                    Position and Offices            Position and Offices
Name                                with Distributor                with the Registrant
----                                --------------------            --------------------
William B. Blundin            Director Chief Executive Officer             None

Richard E. Stierwalt          Director Chief Operating Officer             None

Timothy M. Spicer             Director Chairman of the Board               None

Joseph Kissel                 President                                    None

George Martinez               Chief Compliance Officer                     Secretary and
                              and Secretary                                Assistant Treasurer

                  (c)  Not applicable


ITEM 30.  Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  Name                           Address
                  ----                           -------

Vista Fund Distributors, Inc.                    One Chase Manhattan Plaza,
                                                 Third Floor
                                                 New York, NY 10081

DST Systems, Inc.                                210 W. 10th Street,
                                                 Kansas City, MO 64105

The Chase Manhattan Bank                         270 Park Avenue,
                                                 New York, NY 10017

The Chase Manhattan Bank                         One Chase Square,
                                                 Rochester, NY 14363

Chase Asset Management, Inc.                     1211 Avenue of the
                                                 Americas,
                                                 New York, NY 10036

Texas Commerce Bank, National Association        600 Travis,
                                                 Houston, TX 77002

ITEM 31.  Management Services

          Not applicable


ITEM 32.  Undertakings

          (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

          (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has certified that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 26th day of December, 1997.


                                     MUTUAL FUND TRUST


                                     By /s/ H. Richard Vartabedian
                                        --------------------------
                                        H. Richard Vartabedian
                                        President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             *                         Chairman              December 26, 1997
-------------------------------        and Trustee
     Fergus Reid, III


             *                          Trustee              December 26, 1997
-------------------------------
     William J. Armstrong


             *                          Trustee              December 26, 1997
-------------------------------
     John R.H. Blum


             *                          Trustee              December 26, 1997
-------------------------------
     Joseph J. Harkins

             *
-------------------------------         Trustee              December 26, 1997
     Richard E. Ten Haken


             *                          Trustee              December 26, 1997
-------------------------------
     Stuart W. Cragin, Jr.


             *                          Trustee              December 26, 1997
-------------------------------
     Irving L. Thode


 /s/ H. Richard Vartabedian             President            December 26, 1997
-------------------------------         and Trustee
     H. Richard Vartabedian


             *                          Trustee              December 26, 1997
-------------------------------
     W. Perry Neff


             *                          Trustee              December 26, 1997
-------------------------------
     Roland R. Eppley, Jr.


             *                          Trustee              December 26, 1997
-------------------------------
     W.D. MacCallan

                                        Trustee              December 26, 1997
-------------------------------
     Sarah E. Jones

                                        Trustee              December 26, 1997
-------------------------------
     Leonard M. Spalding


/s/ Martin Dean                         Treasurer and        December 26, 1997
-------------------------------         Principal
    Martin Dean                         Accounting
                                        Officer


/s/ H. Richard Vartabedian              Attorney in Fact     December 26, 1997
-------------------------------
    H. Richard Vartabedian